EXECUTION COPY 1 166482995_8 NINTH AMENDMENT NINTH AMENDMENT dated as of November 22, 2022 (this “Agreement”) by and among ASGN Incorporated, a Delaware corporation (the “Borrower”), each 2022 Revolving Incremental Lender (as defined below) (including, without limitation, each New Lender (as defined below)), each other Lender party hereto (including, without limitation, each Lender executing an Authorization (as defined below)), and Wells Fargo Bank, National Association, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), which amends that certain Second Amended and Restated Credit Agreement dated as of June 5, 2015 (as amended by that certain First Amendment dated as of August 5, 2016, that certain Second Amendment dated as February 21, 2017, that certain Third Amendment dated as of August 22, 2017, that certain Fourth Amendment dated as of September 22, 2017, that certain Fifth Amendment dated as of April 2, 2018, that certain Sixth Amendment dated as of November 22, 2019, that certain Seventh Amendment dated as of May 21, 2021, that certain Eighth Amendment dated as of July 19, 2021 and as further amended, restated, amended and restated, supplemented or otherwise modified to date, the “Credit Agreement”), by and among the Borrower, the Lenders from time to time party thereto and the Administrative Agent. Wells Fargo Securities, LLC (“WFS”), BofA Securities, Inc., Truist Securities, Inc., Capital One, National Association, Fifth Third Bank, National Association, MUFG Bank, Ltd., JPMorgan Chase Bank, N.A., U.S. Bank National Association, First National Bank and Atlantic Union Bank acted as joint lead arrangers and joint bookrunners with respect to this Agreement and the transactions contemplated hereby. Statement of Purpose WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to the Credit Agreement, pursuant to which the Lenders have extended certain credit facilities to the Borrower including, without limitation, the Revolving Credit Facility. WHEREAS, on the date hereof (but prior to giving effect to this Agreement), there are outstanding Revolving Credit Commitments under the Credit Agreement in an aggregate principal amount of $250,000,000. WHEREAS, the Borrower hereby requests a Revolving Credit Facility Increase in an aggregate principal amount of $210,000,000 (the “2022 Revolving Incremental Increase”), in accordance with Section 2.14(a) of the Credit Agreement. WHEREAS, subject to the terms and conditions set forth herein, each Person set forth on Annex C hereto that is listed as having an “Additional Revolving Credit Commitment” (each, a “2022 Revolving Incremental Lender”, and collectively, the “2022 Revolving Incremental Lenders”) has severally, and not joint and severally, agreed to provide its portion of the 2022 Revolving Incremental Increase to the Borrower in the amount set forth opposite such Person’s name under the heading “Additional Revolving Credit Commitment” on Annex C hereto. WHEREAS, the Borrower has requested that the Credit Agreement be amended as more specifically set forth herein, and the Lenders party hereto (including, without limitation, each Lender executing an Authorization) have agreed to such amendments (each, a “Consenting Lender”, and collectively, the “Consenting Lenders”), subject to the conditions set forth herein. NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows: Exhibit 10.1

2 166482995_8 1. Capitalized Terms. All capitalized undefined terms used in this Agreement (including, without limitation, in the introductory paragraph and the Statement of Purpose hereto) shall have the meanings assigned thereto in the Amended Credit Agreement (as defined below) or, if not defined therein, in the Credit Agreement. 2. Amendments to the Credit Agreement. As of the Effective Date (as defined below) and subject to and in accordance with the terms and conditions set forth herein: (a) the body of the Credit Agreement is hereby amended (i) to delete red or green stricken text (indicated textually in the same manner as the following examples: stricken text and stricken text) and (ii) to add the blue or green double-underlined text (indicated textually in the same manner as the following examples: double-underlined text and double-underlined text), in each case, as set forth in the conformed copy of the Credit Agreement attached hereto as Annex A (the “Amended Credit Agreement”); and (b) the existing Exhibit A (Form of Committed Loan Notice) to the Credit Agreement is hereby amended and restated in its entirety as set forth on Annex B hereto. 3. Conditions to Effectiveness. Upon the satisfaction or waiver of each of the following conditions, this Agreement shall be deemed to be effective (such date, the “Effective Date”): (a) the Administrative Agent shall have received (i) counterparts of this Agreement executed by the Administrative Agent, the Borrower, each of the 2022 Revolving Incremental Lenders, the L/C Issuers and the Swing Line Lender; and (ii) counterparts of this Agreement executed by the Revolving Credit Lenders that are not 2022 Revolving Incremental Lenders and either a counterpart to this Agreement or written authorization directing the Administrative Agent to execute this Agreement on its behalf (each, an “Authorization”) from Term B Lenders, which such counterparts and Authorizations described in this clause (ii), when aggregated with the counterparts received pursuant to clause (a)(i) of this Section 3, are sufficient to constitute Required Lender approval for this Agreement; (b) the Administrative Agent shall have received counterparts of the Acknowledgment and Reaffirmation attached hereto executed by each Subsidiary Guarantor; (c) the Borrower shall deliver or cause to be delivered a certificate of a Responsible Officer of each Loan Party, in form and substance reasonably satisfactory to the Administrative Agent, certifying that: (i) for each Loan Party, either (A) the Organization Documents of such Loan Party have not been amended, restated, supplemented or otherwise modified since the Restatement Date (or the most recent date of delivery to the Administrative Agent) or (B) attached thereto are true, correct and complete copies of the Organization Documents of such Loan Party; (ii) attached thereto are such resolutions or other action duly adopted by the board of directors (or other governing body) of each Loan Party authorizing and approving the transactions contemplated hereunder and, in the case of the Borrower, the execution, delivery and performance of this Agreement and, in the case of each other Loan Party, the execution, delivery and performance of the Acknowledgment and Reaffirmation attached hereto; and (iii) except in the case of LeapFrog Systems, Inc, which shall be delivered in accordance with Section 14 below, attached thereto are such certificates of good standing

3 166482995_8 or the equivalent from each Loan Party’s jurisdiction of organization or formation, as applicable. (d) the Borrower shall deliver or cause to be delivered a certificate in form and substance reasonably satisfactory to the Administrative Agent and executed by a Responsible Officer of the Borrower attaching calculations evidencing that (i) the Borrower is in pro forma compliance with (A) the Debt Incurrence Test and (B) the financial covenant set forth in Section 7.11 of the Credit Agreement and (ii) that the 2022 Revolving Incremental Increase can be completed under Section 2.14(a)(i)(B) of the Credit Agreement, in each case (1) based on the financial statements most recently delivered to the Administrative Agent pursuant to Section 6.01(b) of the Credit Agreement and (2) after giving effect to the 2022 Revolving Incremental Increase (assuming that such increased amount is fully funded); (e) the Administrative Agent shall have received (i) favorable opinions of (A) Latham & Watkins LLP, as special New York counsel to the Loan Parties and (B) as to matters of Virginia law, Troutman Pepper Hamilton Sanders LLP, as Virginia local counsel to the Loan Parties, in each case, addressed to the Administrative Agent and each Lender (and, subject to customary conditions, expressly permitting reliance by the assigns of the Administrative Agent and each Lender), dated as of the date hereof and (ii) results of UCC lien searches with respect to each Loan Party in each jurisdiction and filing office in which filings or recordations under applicable Uniform Commercial Code or other applicable Law should be made to evidence or perfect a security interest with respect to such matters along with copies of the financing statements on file referenced in such searches and, in each case, indicating that the assets of such Loan Party are free and clear of all Liens (other than Liens permitted under the Credit Agreement); (f) the Borrower shall have provided, at least five (5) Business Days prior to the date hereof, to the Administrative Agent, the documentation and other information requested by the Administrative Agent or any Lender in order to comply with requirements of any Anti-Money Laundering Laws, including the PATRIOT Act and any applicable “know your customer” rules and regulations, in each case that has been requested at least ten (10) Business Days prior to the date hereof; (g) no Default shall exist as of the date hereof immediately prior to or immediately after giving effect to this Agreement and the transactions contemplated by this Agreement and each of the representations and warranties of the Borrower and each other Loan Party contained this Agreement or any other Loan Document shall be true and correct in all material respects (or, if any such representation or warranty is by its terms qualified by concepts of materiality or reference to Material Adverse Effect, such representation or warranty shall be true and correct in all respects) as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (or, if any such representation or warranty is by its terms qualified by concepts of materiality or reference to Material Adverse Effect, such representation or warranty shall be true and correct in all respects) as of such earlier date; and (i) each of the Administrative Agent and WFS shall have been paid or reimbursed for all fees and reasonable and documented out-of-pocket costs and expenses incurred by it in connection with this Agreement, including, without limitation and without duplication, (i) those set forth in the letter agreement dated October 31, 2022 between WFS and the Borrower and (ii) the reasonable and documented fees, disbursements and other charges of McGuireWoods, LLP, as counsel to WFS and the Administrative Agent, and if necessary, one local counsel to WFS and the Administrative Agent in any relevant material jurisdiction, in each case, to the extent invoiced at

4 166482995_8 least one (1) Business Day prior to the date hereof (or set forth in a funds flow or settlement statement approved by the Borrower). Notwithstanding the foregoing, in the event that the Administrative Agent has received the counterparts described in clause (a)(i) of this Section 3 and each of the other conditions specified in clauses (b) through (i) of this Section 3 have been satisfied or waived, the 2022 Revolving Incremental Increase and the provisions of this Agreement, other than Sections 2 and 4 hereof shall, in each case, be effective and the Revolving Credit Commitments shall be as set forth on Annex C to this Agreement. Upon the Administrative Agent’s receipt of the counterparts to the Agreement and the Authorizations required by clause (a)(ii) of this Section 3, the provisions of Sections 2 and 4 of this Agreement shall be effective; provided that it is acknowledged and agreed that prior to the receipt of the counterparts to this Agreement and Authorizations required by clause (a)(ii) of this Section 3, the Borrower shall only be permitted to borrow Loans pursuant to the 2022 Revolving Incremental Increase at the Base Rate (as determined without reference to clause (c) of the definition of “Base Rate”). In connection with the prior sentence and subject to the terms and conditions set forth therein, the definition of Revolving Credit Facility in the Credit Agreement shall be amended to replace the reference therein to $250,000,000 with “$460,000,000”. Without limiting the generality of the provisions of Section 9.03 of the Credit Agreement, for purposes of determining compliance with the conditions specified in this Section 3 or otherwise, each Lender that has signed this Agreement or an Authorization shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Effective Date (or in the case of the preceding paragraph, the effectiveness of the 2022 Revolving Incremental Increase) specifying its objection thereto. 4. Early Opt-In Election. Pursuant to Section 3.03(b) of the Credit Agreement, the Borrower and the Administrative Agent have made an Early Opt-in Election to replace the Eurodollar Rate with Adjusted Term SOFR pursuant to a Benchmark Replacement. The Benchmark Transition Start Date shall be the Effective Date. If applicable, all Eurodollar Rate Loans outstanding under the Credit Agreement immediately prior to giving effect to this Agreement shall continue as Eurodollar Rate Loans under the Amended Credit Agreement (and, notwithstanding anything in this Agreement including Annex A hereto to the contrary, subject to the terms and conditions and applicable interest rate terms (including breakage) with respect to Eurodollar Rate Loans under the existing Credit Agreement) solely for the remainder of the Interest Periods applicable thereto immediately prior to the effectiveness of this Agreement; it being understood that such Eurodollar Rate Loans and Interest Periods are not being renewed or extended as a result of this Agreement and, upon the expiration or earlier termination of such Interest Periods, such Eurodollar Rate Loans shall be (i) repaid or (ii) converted to Base Rate Loans or SOFR Loans (in each case, as defined in the Amended Credit Agreement) as the Borrower may elect (which election in the case of clause (ii) shall be made in accordance with the notice requirements set forth in the Amended Credit Agreement as though the Borrower were requesting a borrowing to be made on the effective date of such conversion). This Agreement shall constitute notice to the Lenders of an Early Opt-In Election and each Lender hereby waives any notice period in connection therewith. 5. Revolving Credit Facility Increase. Upon the effectiveness of the 2022 Revolving Incremental Increase in accordance with Section 3 of this Agreement, the aggregate principal amount of the Revolving Credit Facility shall be increased to $460,000,000. The Revolving Credit Commitment of each Revolving Credit Lender at the time of effectiveness of the 2022 Revolving Incremental Increase is set forth opposite the name of such Lender on Annex C hereto. Each Lender party hereto agrees that the Administrative Agent may reallocate any outstanding Revolving Credit Loans and the Applicable Revolving Credit Percentages of Swing Line Loans and L/C Obligations at the time of effectiveness of the 2022 Revolving Incremental Increase amongst the Revolving Credit Lenders (including any financial institution that is becoming a Lender pursuant to this Agreement and is identified on the signature pages

5 166482995_8 hereto as a “New Lender”, each, a “New Lender”, and collectively, the “New Lenders”) in accordance with their respective revised Applicable Revolving Credit Percentages and the Revolving Credit Lenders (including any New Lender) agree to make all payments and adjustments necessary to effect such reallocation. This Agreement constitutes an Incremental Amendment. 6. New Lender Joinder. By its execution of this Agreement, each New Lender hereby acknowledges, agrees and confirms that, on and after the effectiveness of the 2022 Revolving Incremental Increase: (a) it will be deemed to be a party to the Amended Credit Agreement as a “Lender” and a “Revolving Credit Lender” for all purposes of the Amended Credit Agreement and the other Loan Documents, and shall have all of the obligations of, and shall be entitled to the benefits of, a Lender and a Revolving Credit Lender under the Amended Credit Agreement as if it had executed the Credit Agreement; (b) it has received a copy of the Amended Credit Agreement, copies of the most recent financial statements delivered pursuant to Section 6.01 thereof and such other documents and information as it deems appropriate, independently and without reliance upon the Administrative Agent, the Arrangers, any other Lender or any of their respective Affiliates, to make its own credit analysis and decision to enter into this Agreement and become a Lender and a Revolving Credit Lender under the Amended Credit Agreement; and (c) it will provide any additional documentation to evidence its status as a Lender and a Revolving Credit Lender or as required to be delivered by it pursuant to the terms of the Amended Credit Agreement. 7. Limited Effect. Except as expressly provided herein, the Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect. This Agreement shall not be deemed (a) to be a waiver of, consent to, or a modification or amendment of any other term or condition of the Credit Agreement or any other Loan Document, (b) to prejudice any right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or modified from time to time, (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrower or any of its Subsidiaries or any other Person with respect to any other waiver, amendment, modification or any other change to the Credit Agreement or the Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents or (d) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of any other agreement by and among the Loan Parties, on the one hand, and the Administrative Agent or any other Lender, on the other hand. References in the Credit Agreement to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein”, “hereof” or other words of like import) and in any other Loan Document to the “Credit Agreement” shall be deemed to be references to the Amended Credit Agreement. Without limiting the generality of the foregoing, the execution and delivery of this Agreement shall not constitute a novation of any indebtedness or other obligations owing to the Lenders or the Administrative Agent under the Credit Agreement based on facts or events occurring or existing prior to the execution and delivery of this Agreement. The credit facilities described in the Credit Agreement shall be continued by the facilities described herein, and, subject to terms hereof, all loans and other obligations of the Borrower outstanding as of such date under the Credit Agreement, shall be deemed to be loans and obligations outstanding under the corresponding facilities described herein, without any further action by any Person.

6 166482995_8 8. Representations and Warranties. The Borrower represents and warrants that (a) it has the corporate power and authority to execute, deliver and perform this Agreement, (b) it has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement, (c) this Agreement has been duly executed and delivered on behalf of the Borrower, (d) this Agreement constitutes a legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law), (e) after giving effect to this Agreement, each of the representations and warranties made by it in or pursuant to the Loan Documents (other than the representation and warranty in Section 5.01(a) of the Credit Agreement with respect to the good standing of LeapFrog Systems, Inc. under the Laws of its jurisdiction of incorporation) is true and correct in all material respects (except to the extent that such representation and warranty is subject to a materiality or Material Adverse Effect qualifier, in which case it shall be true and correct in all respects), in each case on and as of the date of this Agreement as if made on and as of such date, except to the extent that such representations and warranties relate to an earlier date, in which case such representations and warranties are true and correct in all material respects (except to the extent that such representation and warranty is subject to a materiality or Material Adverse Effect qualifier, in which case it shall be true and correct in all respects) as of such earlier date and (f) after giving effect to this Agreement, no Default shall have occurred and be continuing. 9. Reaffirmation. By its execution hereof, Borrower hereby expressly (a) affirms that each of the Liens granted in or pursuant to the Loan Documents are valid and subsisting and (b) agrees that this Agreement shall in no manner impair or otherwise adversely affect any of the Liens granted in or pursuant to the Loan Documents. 10. Execution in Counterparts. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. The words “execute,” “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement and/or any document to be signed in connection with this Agreement and the transactions contemplated hereby shall be deemed to include Electronic Signatures or execution in the form of an Electronic Record, and contract formations on electronic platforms approved by the Administrative Agent, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Each party hereto agrees that any Electronic Signature or execution in the form of an Electronic Record shall be valid and binding on itself and each of the other parties hereto to the same extent as a manual, original signature. 11. Governing Law. THIS AGREEMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. 12. Entire Agreement. This Agreement is the entire agreement, and supersedes any prior agreements and contemporaneous oral agreements, of the parties concerning its subject matter. This Agreement is a Loan Document and is subject to the terms and conditions of the Credit Agreement and the other Loan Documents.

7 166482995_8 13. Successors and Assigns. This Agreement shall be binding on and inure to the benefit of the parties and their heirs, beneficiaries, successors and permitted assigns. 14. Agreement Regarding LeapFrog Systems, Inc. The Borrower hereby covenants and agrees to deliver to the Administrative Agent, no later than December 31, 2022 (as such date may be extended by the Administrative Agent in its sole discretion) certificates of good standing or the equivalent from LeapFrog System Inc.’s jurisdiction of incorporation, indicating that LeapFrog Systems Inc. is in good standing in such jurisdiction. [Signature Pages Follow]

ASGN Incorporated Ninth Amendment Signature Page IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers, all as of the day and year first written above. BORROWER: ASGN INCORPORATED, as Borrower By:/s/ James L. Brill Name: James L. Brill Title: Treasurer

ASGN Incorporated Ninth Amendment Signature Page ADMINISTRATIVE AGENT: WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Swing Line Lender, L/C Issuer, a Consenting Lender and a 2022 Revolving Incremental Lender By:/s/ Jake Ganajian Name: Jake Ganajian Title: Managing Director

ASGN Incorporated Ninth Amendment Signature Page REVOLVING CREDIT LENDERS: BANK OF AMERICA, N.A., as a Consenting Lender and a 2022 Revolving Incremental Lender By:/s/ John F. Lynch Name: John F. Lynch Title: Senior Vice President REVOLVING CREDIT LENDERS: TRUIST BANK, as a Consenting Lender and a 2022 Revolving Incremental Lender By:/s/ David Miller Name: David Miller Title: Director REVOLVING CREDIT LENDERS: CAPITAL ONE, NATIONAL ASSOCIATION, as a Consenting Lender and a 2022 Revolving Incremental Lender By:/s/ Benjamin Lucas Name: Benjamin Lucas Title: Duly Authorized Signatory REVOLVING CREDIT LENDERS: FIRST NATIONAL BANK, as a Consenting Lender and a New Lender By:/s/ John Wesley Lux York Name: John FWesley Lux York Title: Senior Vice President REVOLVING CREDIT LENDERS: JP MORGAN CHASE BANK, N.A., as a Consenting Lender By:/s/ Alicia Schreibstein Name: Alicia Schreibstein Title: Executive Director REVOLVING CREDIT LENDERS: FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a Consenting Lender By:/s/ Sam Schuessler Name: Sam Schuessler Title: Associate

ASGN Incorporated Ninth Amendment Signature Page REVOLVING CREDIT LENDERS: MUFG BANK, LTD., as a Consenting Lender By:/s/ Katie Cunningham Name: Katie Cunningham Title: Director REVOLVING CREDIT LENDERS: U.S. BANK NATIONAL ASSOCIATION, as a Consenting Lender By:/s/ Kate E. Welker Name: Kate E. Welker Title: Vice President REVOLVING CREDIT LENDERS: ATLANTIC UNION BANK, as a Consenting Lender and a New Lender By:/s/ William P. Massie Name: William P. Massie Title: Vice President REVOLVING CREDIT LENDERS: FIRSTBANK PUERTO RIO D/B/A FIRST BANK FLORIDA, as a Consenting Lender By:/s/ Kevin P. Flynn Name: Kevin P. Flynn Title: SVP, Corporate Banking Director By:/s/ Sergio H. Gonzalez Name: Sergio H. Gonzalez Title: VP, Corporate Banking

AUTHORIZATION AND CONSENT – TERM B LENDERS ASGN Incorporated Ninth Amendment Wells Fargo Bank, National Association, as Administrative Agent under the Credit Agreement (as defined below) MAC D1109-019 1525 West W.T. Harris Blvd. Charlotte, North Carolina 28262 Attention: Syndication Agency Services Re: Ninth Amendment to be dated on or about November 22, 2022 (the “Amendment”) by and among ASGN Incorporated, a Delaware corporation (the “Company”), the lenders party thereto (the “Lenders”) and Wells Fargo Bank, National Association, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), which amends that certain Second Amended and Restated Credit Agreement dated as of June 5, 2015 (as previously amended, restated, supplemented or otherwise modified, the “Credit Agreement”) by and among, the Company, the Lenders and the Administrative Agent. All capitalized undefined terms used in this Authorization and Consent shall have the meanings assigned thereto in the Amendment. This Authorization and Consent acknowledges our receipt and review of the execution copy of the Amendment in the form posted on the ASGN Incorporated SyndTrak Online workspace or otherwise distributed to us. By executing this Authorization and Consent, we hereby approve the Amendment and authorize the Administrative Agent to execute and deliver the Amendment on our behalf. Each financial institution purporting to be a Lender and executing this Authorization and Consent agrees or reaffirms that it shall be a party to the Amendment and the other Loan Documents to which Lenders are parties and shall have the rights and obligations of a “Lender” (as defined in the Credit Agreement), and agrees to be bound by the terms and provisions applicable to a “Lender” under each such agreement and agrees to execute any additional documents reasonably requested by the Administrative Agent to evidence such financial institution’s rights and obligations under the Credit Agreement. [INSERT NAME OF APPLICABLE FUND OR FINANCIAL INSTITUTION], as a Consenting Lender By: Name: Title:

ACKNOWLEDGMENT AND REAFFIRMATION November 22, 2022 By its execution hereof, each Subsidiary Guarantor hereby expressly (a) represents and warrants that (i) it has the corporate or limited liability company, as applicable, power and authority to execute, deliver and perform this Acknowledgment and Reaffirmation, (ii) it has taken all necessary corporate or other action to authorize the execution, delivery and performance of this Acknowledgment and Reaffirmation, (iii) this Acknowledgment and Reaffirmation has been duly executed and delivered on behalf of such Person, and (iv) this Acknowledgment and Reaffirmation constitutes a legal, valid and binding obligation of such Person, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law), (b) consents to the Ninth Amendment dated as of the date hereof, by and among ASGN Incorporated, a Delaware corporation, the lenders party thereto and Wells Fargo Bank, National Association, as administrative agent for the lenders (the “Agreement”; all capitalized undefined terms used herein shall have the meanings assigned in the Agreement and if not defined in the Agreement, shall have the meanings assigned thereto in the Credit Agreement) and (c) acknowledges that the covenants, representations, warranties and other obligations set forth in the Credit Agreement and the other Loan Documents to which it is a party remain in full force and effect. In furtherance of the foregoing, each Subsidiary Guarantor (i) affirms that each of the Liens granted in or pursuant to the Loan Documents are valid and subsisting and (ii) agrees that the Agreement shall in no manner impair or otherwise adversely affect any of the Liens granted in or pursuant to the Loan Documents. [Signature Page Follows]

ASGN Incorporated Ninth Amendment Acknowledgment/Reaffirmation Signature Page SUBSIDIARY GUARANTORS: CREATIVE CIRCLE, LLC APEX SYSTEMS, LLC ECS FEDERAL, LLC INFORELIANCE LLC SKYRIS LLC DHA GROUP, INC. By: /s/ James L. Brill Name: James L. Brill Title: Treasurer CYBERCODERS, INC. DHA AMERICAN OPERAITONS, LLC LEAPFROG SYSTEMS, INC. ALLIANT INFORMATION TECHNOLOIES, LLC ENTERPRISE RESOURCE PERFORMANCE, LLC INDRASOFT INC. IRON VINE SECURITY, LLC OPTICWORKSIT, LLC By: /s/ Jennifer Hankes Painter Name: Jennifer Hankes Painter Title: Secretary

Annex A to Ninth Amendment to Credit Agreement Annex A Amended Credit Agreement See attached.

EXECUTION COPY 122373747_5166482999_6 Published CUSIP Number: 68216FAQ6 Revolving Credit CUSIP Number: 68216FAR4 Term B-1 Loan CUSIP Number: 68216FAV5 Term B-2 Loan CUSIP Number: 68216FAW3 Term B-3 Loan CUSIP Number: 68216FAX1 SECOND AMENDED AND RESTATED CREDIT AGREEMENT[1] Dated as of June 5, 2015 among ASGN INCORPORATED (FORMERLY KNOWN AS ON ASSIGNMENT, INC.), as the Borrower, WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, BANK OF AMERICA, N.A., as Syndication Agent, CAPITAL ONE, NATIONAL ASSOCIATION, FIFTH THIRD BANK, NATIONAL ASSOCIATION, MUFG UNION BANK, N.ALTD., SUNTRUST TRUIST BANK, JPMORGAN CHASE BANK, N.A., U.S. BANK NATIONAL ASSOCIATION, FIRST NATIONAL BANK and ATLANTIC UNION BANK and U.S. BANK NATIONAL ASSOCIATION, as Co-Documentation Agents, and THE OTHER LENDERS PARTY HERETO WELLS FARGO SECURITIES, LLC, BOFA SECURITIES, INC., SUNTRUST ROBINSON HUMPHREY TRUIST SECURITIES, INC., CAPITAL ONE, NATIONAL ASSOCIATION, FIFTH THIRD BANK, NATIONAL ASSOCIATION, MUFG UNION BANK, N.ALTD., JPMORGAN CHASE BANK, N.A., U.S. BANK NATIONAL ASSOCIATION, FIRST NATIONAL BANK and ATLANTIC UNION BANK and U.S. BANK NATIONAL ASSOCIATION, as Joint Lead Arrangers and Joint Bookrunners CONFORMED VERSIONANNEX A TO NINTH AMENDMENT 1 Conformed version to include (a) First Amendment dated as of August 5, 2016, (b) Second Amendment dated as February 21, 2017, (c) Third Amendment dated as of August 22, 2017, (d) Fourth Amendment dated as of September 22, 2017, (e) Fifth Amendment dated as of April 2, 2018, (f) Sixth Amendment dated as of November 22, 2019, (g) Seventh Amendment dated as of May 21, 2021 and, (h) Eighth Amendment dated as of July 19, 2021 and (i) Ninth Amendment dated as of November 22, 2022.

TABLE OF CONTENTS Section Page ARTICLE 1 DEFINITIONS AND ACCOUNTING TERMS 1 1.01 Defined Terms 1 1.02 Other Interpretive Provisions 4145 1.03 Accounting Terms 4146 1.04 Rounding 4247 1.05 Times of Day 4247 1.06 Letter of Credit Amounts 4247 1.07 Limited Condition Transactions 4247 1.08 Rates 4448 1.09 Divisions 49 ARTICLE 2 THE COMMITMENTS AND CREDIT EXTENSIONS 4449 2.01 The Loans 4449 2.02 Borrowings, Conversions and Continuations of Loans 4550 2.03 Letters of Credit 4752 2.04 Swing Line Loans 5459 2.05 Prepayments 5762 2.06 Termination or Reduction of Commitments 6065 2.07 Repayment of Loans 6166 2.08 Interest 6267 2.09 Fees 6267 2.10 Computation of Interest and Fees; Retroactive Adjustments of Applicable Rate 6368 2.11 Evidence of Debt 6368 2.12 Payments Generally; Administrative Agent’s Clawback 6469 2.13 Sharing of Payments by Lenders 6570 2.14 Incremental Increases 6671 2.15 Cash Collateral 7075 2.16 Defaulting Lenders 7076 2.17 Extensions of Term Loans and Revolving Credit Commitments 7378 2.18 Reverse Dutch Auction Prepayments 7581 2.19 Refinancing Facilities 7782 ARTICLE 3 TAXES, YIELD PROTECTION AND ILLEGALITY 8288 3.01 Taxes 8288 3.02 Illegality 8691 3.03 Inability to Determine Rates 8792 3.04 Increased Costs 8893 3.05 Compensation for Losses 8995 3.06 Mitigation Obligations; Replacement of Lenders 9095 3.07 Survival 9095 ARTICLE 4 CONDITIONS PRECEDENT TO CREDIT EXTENSIONS 9196 4.01 Conditions of Effectiveness and Initial Credit Extension 9196 4.02 Conditions to all Credit Extensions 9499 ARTICLE 5 REPRESENTATIONS AND WARRANTIES 95100 5.01 Existence, Qualification and Power 95100 5.02 Authorization; No Contravention 95100 122373747_5166482999_6

TABLE OF CONTENTS continued 5.03 Governmental Authorization; Other Consents 95100 5.04 Binding Effect 96101 5.05 Financial Statements; No Material Adverse Effect 96101 5.06 Litigation 96102 5.07 No Default 97102 5.08 Ownership of Property; Liens; Investments 97102 5.09 Environmental Compliance 98103 5.10 Insurance 98103 5.11 Taxes 98103 5.12 ERISA Compliance 99104 5.13 Subsidiaries; Equity Interests; Loan Parties 99105 5.14 Margin Regulations; Investment Company Act 100105 5.15 Disclosure 100105 5.16 Compliance with Laws 100105 5.17 Intellectual Property; Licenses, Etc 100106 5.18 Solvency 101106 5.19 Casualty, Etc 101106 5.20 Labor Matters 101106 5.21 Collateral Documents 101106 5.22 Anti-Corruption Laws; Anti-Money Laundering Laws and Sanctions 101106 5.23 Senior Indebtedness Status 102107 ARTICLE 6 AFFIRMATIVE COVENANTS 102107 6.01 Financial Statements 102107 6.02 Certificates; Other Information 103108 6.03 Notices 105110 6.04 Payment of Obligations 106111 6.05 Preservation of Existence, Etc 106111 6.06 Maintenance of Properties 106111 6.07 Maintenance of Insurance 107112 6.08 Compliance with Laws 107112 6.09 Books and Records 107112 6.10 Inspection Rights 107112 6.11 Use of Proceeds 107112 6.12 Covenant to Guarantee Obligations and Give Security 108113 6.13 Compliance with Environmental Laws 110116 6.14 Further Assurances 111116 6.15 Compliance with Terms of Leaseholds 111116 6.16 Material Contracts 111116 6.17 Cash Collateral Accounts 111116 6.18 Maintenance of Debt Ratings 111116 6.19 Post-Closing Matters 111117 ARTICLE 7 NEGATIVE COVENANTS 111117 7.01 Liens 112117 7.02 Indebtedness 114119 7.03 Investments 115121 7.04 Fundamental Changes 117122 7.05 Dispositions 118123 7.06 Restricted Payments 119124 ii 122373747_5 166482999_6

TABLE OF CONTENTS continued 7.07 Change in Nature of Business 120126 7.08 Transactions with Affiliates 121126 7.09 Burdensome Agreements 121126 7.10 Use of Proceeds 122127 7.11 Consolidated Secured Leverage Ratio 122128 7.12 Amendments of Organization Documents and Purchase Agreements 123128 7.13 Accounting Changes 123128 7.14 Prepayments, Etc. of Junior Indebtedness 123128 7.15 Modifications of Certain Indebtedness 123129 ARTICLE 8 EVENTS OF DEFAULT AND REMEDIES 124129 8.01 Events of Default 124129 8.02 Remedies upon Event of Default 126131 8.03 Application of Funds 126132 8.04 Credit Bidding 132 ARTICLE 9 ADMINISTRATIVE AGENT 127133 9.01 Appointment and Authority 127133 9.02 Rights as a Lender 128134 9.03 Exculpatory Provisions 128134 9.04 Reliance by Administrative Agent 129135 9.05 Delegation of Duties 129135 9.06 Resignation of Administrative Agent 130135 9.07 Non-Reliance on Administrative Agent and Other Lenders 131136 9.08 No Other Duties, Etc 131136 9.09 Administrative Agent May File Proofs of Claim 131137 9.10 Collateral and Guaranty Matters 131137 9.11 Secured Cash Management Agreements and Secured Hedge Agreements 132138 ARTICLE 10 MISCELLANEOUS 133138 10.01 Amendments, Etc 133138 10.02 Notices; Effectiveness; Electronic Communications 135141 10.03 No Waiver; Cumulative Remedies; Enforcement 137143 10.04 Expenses; Indemnity; Damage Waiver 138144 10.05 Payments Set Aside 140146 10.06 Successors and Assigns 140146 10.07 Treatment of Certain Information; Confidentiality 146152 10.08 Right of Setoff 147153 10.09 Interest Rate Limitation 147153 10.10 Counterparts; Integration; Effectiveness 147153 10.11 Survival of Representations and Warranties 148154 10.12 Severability 148154 10.13 Replacement of Lenders 148154 10.14 Governing Law; Jurisdiction; Etc 149155 10.15 Waiver of Jury Trial 150156 10.16 California Judicial Reference 150156 10.17 No Advisory or Fiduciary Responsibility 150156 10.18 Electronic Execution of Assignments and Certain Other Documents 151 157 10.19 USA PATRIOT Act 151157 10.20 Time of the Essence 151157 iii 122373747_5 166482999_6

TABLE OF CONTENTS continued 10.21 Entire Agreement 151157 10.22 Amendment and Restatement; No Novation 151158 10.23 Reinstatement 152158 10.24 Acknowledgement and Consent to Bail-In of EEA Financial Institutions 152158 10.25 Certain ERISA Matters 152159 10.26 Acknowledgement Regarding Any Supported QFCs 160 iv 122373747_5 166482999_6

SCHEDULES 1.01 Existing Letters of Credit 5.08(b) Existing Liens 5.08(c) Owned Real Property 5.08(d)(i) Leased Real Property (Lessee) 5.08(d)(ii) Leased Real Property (Lessor) 5.08(e) Existing Investments 5.09 Environmental Matters 5.12(a) ERISA Plans 5.12(d) Unfunded Pension Liabilities 5.13 Subsidiaries and Other Equity Investments; Loan Parties 5.17 Intellectual Property Matters 6.19 Post-Closing Matters 7.02 Existing Indebtedness 7.09 Burdensome Agreements 10.02 Administrative Agent’s Office, Certain Addresses for Notices EXHIBITS Form of A Committed Loan Notice B Swing Line Loan Notice C-1-A Term B-1 Note C-1-B Term B-2-Note C-1-C Term B-3 Note C-2 Revolving Credit Note C-3 Swing Line Note D Compliance Certificate E Assignment and Assumption F [Reserved] G U.S. Tax Compliance Certificates H Auction Procedures v 122373747_5 166482999_6

SECOND AMENDED AND RESTATED CREDIT AGREEMENT This SECOND AMENDED AND RESTATED CREDIT AGREEMENT (“Agreement”) is entered into as of June 5, 2015, among ASGN INCORPORATED (FORMERLY KNOWN AS ON ASSIGNMENT, INC.), a Delaware corporation (the “Borrower”), each lender from time to time party hereto (collectively, the “Lenders” and individually, a “Lender”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent. PRELIMINARY STATEMENTS: The Borrower has requested that the Lenders provide a term B loan facility and a revolving credit facility, and the Lenders have indicated their willingness to lend and the L/C Issuer has indicated its willingness to issue letters of credit, in each case, on the terms and subject to the conditions set forth herein. In consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows: ARTICLE 1 DEFINITIONS AND ACCOUNTING TERMS 1.01 Defined Terms. As used in this Agreement, the following terms shall have the meanings set forth below: “Acquisition” means the purchase or other acquisition of all of the Equity Interests (other than qualifying directors shares) in, or all or substantially all of the property of, or all or substantially all of any business or division of, any Person (other than any interest in any joint venture owned by such Person) that, upon the consummation thereof, will be owned directly by the Borrower or one or more of its Subsidiaries (including as a result of a merger or consolidation). “Acquisition Consideration” means the purchase consideration for any Permitted Acquisition and all other payments by the Borrower or any of its Subsidiaries in exchange for, or as part of, or in connection with, any Permitted Acquisition, whether paid in cash or by exchange of Equity Interests or of properties or otherwise and whether payable at or prior to the consummation of such Permitted Acquisition or deferred for payment at any future time, whether or not any such future payment is subject to the occurrence of any contingency, and includes any and all payments representing the purchase price and any assumptions of Indebtedness, “earn-outs” and other agreements to make any payment the amount of which is, or the terms of payment of which are, in any respect subject to or contingent upon the revenues, income, cash flow or profits (or the like) of any Person or business; provided that any such future payment that is subject to a contingency shall be considered Acquisition Consideration only to the extent of the reserve, if any, required under GAAP at the time of such purchase to be established in respect thereof by Borrower or any of its Subsidiaries. “Act” has the meaning specified in Section 10.19. “Adjusted Term SOFR” means, for purposes of any calculation, the rate per annum equal to (a) Term SOFR for such calculation plus (b) the Term SOFR Adjustment; provided that if Adjusted Term SOFR as so determined shall ever be less than the Floor, then Adjusted Term SOFR shall be deemed to be the Floor. 122373747_5166482999_6

“Administrative Agent” means Wells Fargo in its capacity as administrative agent under any of the Loan Documents, or any successor administrative agent appointed pursuant to Section 9.06. “Administrative Agent’s Office” means the Administrative Agent’s address and, as appropriate, account as set forth on Schedule 10.02, or such other address or account as the Administrative Agent may from time to time notify the Borrower and the Lenders. “Administrative Questionnaire” means an Administrative Questionnaire in substantially the form supplied by the Administrative Agent. “Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution. “Affiliate” means, with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. “Agent Fee Letter” means that certain amended and restated administrative agent fee letter, dated February 8, 2018, among the Borrower, the Administrative Agent and Wells Fargo Securities. “Aggregate Commitments” means the Commitments of all the Lenders. “Agreement” has the meaning specified in the introductory paragraph hereto. “Announcements” has the meaning specified in Section 1.08. “Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to the Borrower or its Subsidiaries from time to time concerning or relating to bribery or corruption, including, without limitation, the United States Foreign Corrupt Practices Act of 1977 and the rules and regulations thereunder and the U.K. Bribery Act 2010 and the rules and regulations thereunder. “Anti-Money Laundering Laws” means any and all laws, statutes, regulations or obligatory government orders, decrees, ordinances or rules applicable to a Loan Party, its Subsidiaries or Affiliates related to terrorism financing or money laundering, including any applicable provision of the Act and The Currency and Foreign Transactions Reporting Act (also known as the “Bank Secrecy Act,” 31 U.S.C. §§ 5311-5330 and 12 U.S.C. §§ 1818(s), 1820(b) and 1951-1959). “Applicable Percentage” means (a) with respect to any Term B-1 Lender at any time, the percentage (carried out to the ninth decimal place) of the Initial Term B-1 Loans represented by the principal amount of such Term B-1 Lender’s Initial Term B-1 Loans at such date, (b) with respect to any Term B-2 Lender at any time, the percentage (carried out to the ninth decimal place) of the Term B-2 Facility represented by (i) on or prior to the Restatement Date (in the case of the Restatement Date Draw of the Initial Term B-2 Loans) or the applicable borrowing date (in the case of the Delayed Draw of the Initial Term B-2 Loans), such Term B-2 Lender’s Term B-2 Commitment and outstanding Initial Term B-2 Loans, at such time and (ii) thereafter, the principal amount of such Term B-2 Lender’s Initial Term B-2 Loans at such time, in each case as such amount may be increased, reduced or otherwise modified at any time or from time to time pursuant to the terms hereof, (c) with respect to any Term B-3 Lender at any time, the percentage (carried out to the ninth decimal place) of the Initial Term B-3 Loans represented by the principal amount of such Term B-3 Lender’s Initial Term B-3 Loans at such date and (d) in respect of the Revolving Credit Facility, with respect to any Revolving Credit Lender at any time, the percentage (carried out to the ninth decimal place) of the Revolving Credit Facility represented by such Revolving 2 122373747_5 166482999_6

Credit Lender's Revolving Credit Commitment at such time, subject to adjustment as provided in Section 2.16. If the commitment of each Revolving Credit Lender to make Revolving Credit Loans and the obligation of the L/C Issuer to make L/C Credit Extensions have been terminated pursuant to Section 8.02, or if the Revolving Credit Commitments have expired, then the Applicable Percentage of each Revolving Credit Lender in respect of the Revolving Credit Facility shall be determined based on the Applicable Percentage of such Revolving Credit Lender in respect of the Revolving Credit Facility most recently in effect, giving effect to any subsequent assignments. The initial Applicable Percentage of each Lender in respect of each Facility is set forth opposite the name of such Lender on the Register or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable.

"Applicable Rate" means:

(a) with respect to each Class of Initial Term B Loans, 1.75% per annum for ~~Eurodollar Rate~~SOFR Loans and 0.75% per annum for Base Rate Loans; and

(b) with respect to the Revolving Credit Facility, Commitment Fees and Letter of Credit Fees, (i) from the Restatement Date to the date on which the Administrative Agent actually receives a Compliance Certificate pursuant to Section 6.02(b) for the fiscal quarter ending September 30, 2018, (A) 2.25% per annum for ~~Eurodollar Rate~~SOFR Loans and Letter of Credit Fees, (B) 1.25% per annum for Base Rate Loans, and (C) 0.35% per annum for Commitment Fees, and (ii) thereafter, the applicable percentage per annum set forth below determined by reference to the Consolidated Secured Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(b):

Pricing Level	Consolidated Secured Leverage Ratio	Revolving Credit Facility ~~Eurodollar Rate~~SOFR Loans	Revolving Credit Facility Base Rate Loans	Letters of Credit Fees	Commitment Fees
1	≥ 3.00 : 1.00	2.25%	1.25%	2.25%	0.35%
2	< 3.00 : 1.00 but ≥ 2.75 : 1.00	2.00%	1.00%	2.00%	0.30%
3	< 2.75 : 1.00 but ≥ 2.25 : 1.00	1.75%	0.75%	1.75%	0.25%
4	< 2.25 : 1.00 but ≥ 1.75 : 1.00	1.50%	0.50%	1.50%	0.20%
5	<1.75 : 1.00	1.25%	0.25%	1.25%	0.20%

Any increase or decrease in the Applicable Rate resulting from a change in the Consolidated Secured Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(b); provided, however, that if a Compliance Certificate is not delivered when due in accordance with such Section, then with respect to the Revolving Credit Facility, Commitment Fees and Letter of Credit Fees, upon request of the Required Revolving Credit Lenders, Pricing Level 1 shall apply, in each case as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered and in each case shall remain in effect until the date on which such Compliance Certificate is delivered. Notwithstanding anything to the

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contrary contained in this definition, the determination of the Applicable Rate for any period shall be subject to the provisions of Section 2.10(b). “Applicable Revolving Credit Percentage” means with respect to any Revolving Credit Lender at any time, such Revolving Credit Lender’s Applicable Percentage in respect of the Revolving Credit Facility at such time. “Applicable Total Leverage Ratio” means, with respect to any Investment made pursuant to Section 7.03(k) or any Restricted Payment made pursuant to Section 7.06(d), the Consolidated Total Leverage Ratio, determined at the time such Investment or Restricted Payment, as the case may be, is made based on the financial information received for the fiscal quarter most recently ended prior to such time for which financial statements have been delivered to the Administrative Agent pursuant to Section 7 of the Fifth Amendment, Section 6.01(a) or Section 6.01(b), as applicable, and on a pro forma basis after giving effect to such Investment or Restricted Payment, as the case may be, and any Indebtedness incurred in connection therewith. “Appropriate Lender” means, at any time, (a) with respect to the Initial Term B-1 Loans, the Term B-1 Lenders holding the Outstanding Amount at such time of the Initial Term B-1 Loans, (b) with respect to the Initial Term B-2 Loans, (i) prior to the Delayed Draw Termination Date, the Term B-2 Lenders holding Term B-2 Commitments at such time and (ii) on or after the Delayed Draw Termination Date, the Term B-2 Lenders holding the Outstanding Amount at such time of the Initial Term B-2 Loans, (c) with respect to the Initial Term B-3 Loans, the Term B-3 Lenders holding the Outstanding Amount at such time of the Initial Term B-3 Loans, (d) with respect to any Incremental Term Loan, the applicable Incremental Lenders holding the Outstanding Amount at such time of all of such Incremental Term Loans, (e) with respect to the Revolving Credit Facility, the Revolving Credit Lenders at such time, (f) with respect to the Letter of Credit Sublimit, (i) the L/C Issuer and (ii) if any Letters of Credit have been issued pursuant to Section 2.03(a), the Revolving Credit Lenders, and (g) with respect to the Swing Line Sublimit, (i) the Swing Line Lender and (ii) if any Swing Line Loans are outstanding pursuant to Section 2.04(a), the Revolving Credit Lenders. “Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender. “Arrangers” means, collectively, (a) when used in regards to the Initial Term B-1 Loan (including for purposes of Article 4 hereof), Wells Fargo Securities and the other lead arrangers of the Initial Term B-1 Loan, (b) when used in regards to the Initial Term B-2 Loan, (i) Wells Fargo Securities, in its capacity as sole “left-side” lead arranger and joint bookrunner and (ii) BofA Securities, Inc., SunTrust Robinson Humphrey,Truist Securities Inc., Capital One, National Association, Fifth Third Bank, National Association, MUFG Union Bank, N.ALtd. and JPMorgan Chase Bank, N.A. in their respective capacities as joint lead arrangers and joint bookrunners, and (c) when used in regards to the transactions contemplated by the Sixth Amendment (including, the Initial Term B-3 Loan), each of the institutions listed in clause (b), and U.S. Bank National Association in their respective capacities as joint lead arrangers and joint bookrunners and (d) when used in regards to the transactions contemplated by the Ninth Amendment, each of the institutions listed in clause (c), First National Bank and Atlantic Union Bank in their respective capacities as joint lead arrangers and joint bookrunners, and “Arranger” means, as applicable, any of the foregoing. “Assignment and Assumption” means an assignment and assumption entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by Section 10.06(b)), and accepted by the Administrative Agent, in substantially the form of Exhibit E or any other form approved by the Administrative Agent. 4 122373747_5 166482999_6

“Attributable Indebtedness” means, on any date, (a) in respect of any Capitalized Lease of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP, and (b) in respect of any Synthetic Lease Obligation, the capitalized amount or principal amount of the remaining lease or similar payments under the relevant lease or other applicable agreement or instrument that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP if such lease or other agreement or instrument were accounted for as a Capitalized Lease. “Auction” has the meaning specified in Section 2.18(a). “Auction Manager” has the meaning specified in Section 2.18(a). “Auction Notice” has the meaning specified in Exhibit H. “Auction Procedures” means the procedures set forth in Exhibit H. “Availability Period” means, in respect of the Revolving Credit Facility, the period from and including the Closing Date to the earliest of (a) the Revolving Credit Maturity Date, (b) the date of termination of the Revolving Credit Commitments pursuant to Section 2.06, and (c) the date of termination of the Revolving Credit Commitment of each Revolving Credit Lender to make Revolving Credit Loans and of the obligation of the L/C Issuer to make L/C Credit Extensions pursuant to Section 8.02. “Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, as applicable, (a) if such Benchmark is a term rate, any tenor for such Benchmark (or component thereof) that is or may be used for determining the length of an interest period pursuant to this Agreement or (b) otherwise, any payment period for interest calculated with reference to such Benchmark (or component thereof) that is or may be used for determining any frequency of making payments of interest calculated with reference to such Benchmark, in each case, as of such date. “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution. “Bail-In Legislation” means, (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation, rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings). “Bank of America” means Bank of America, N.A., a national banking association. “Base Rate” means for any day a fluctuating rate per annum equal to the highest of (a) the Federal Funds Rate plus 0.50%, (b) the rate of interest per annum in effect for such day as publicly announced from time to time by Wells Fargo as its “prime rate” and (c) except during any period of time during which a notice delivered to the Borrower under Section 3.03 shall remain in effect, the Eurodollar RateAdjusted Term SOFR for a tenor of one month on such day plus 1.00%. The “prime rate” is a rate set by Wells Fargo based upon various factors including Wells Fargo’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may 5 122373747_5 166482999_6 be priced at, above, or below such announced rate. Any change in the Base Rate shall take effect simultaneously with the corresponding change or changes the Federal Funds Rate, the Eurodollar RateAdjusted Term SOFR or the “prime rate” announced by Wells Fargo, as applicable, at the opening of business on the day specified in the public announcement of such change. “Base Rate Loan” means a Revolving Credit Loan or a Term Loan that bears interest based on the Base Rate. “Base Rate Term SOFR Determination Day” has the meaning specified in the definition of “Term SOFR”. “Benchmark” means, initially, the Term SOFR Reference Rate; provided that if a Benchmark Transition Event has occurred with respect to the Term SOFR Reference Rate or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 3.03. “Benchmark Replacement” means the sum of: (a) the alternate benchmark rate (which may include Term SOFR) that has been selected by the Administrative Agent and the Borrower giving due consideration to (i) any selection or recommendation of a replacement rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a rate of interest as a replacement to the Eurodollar Ratethen-current Benchmark for U.S. dollar-denominated syndicated credit facilities at such time and (b) the Benchmark Replacement Adjustment; provided that, if the Benchmark Replacement as so determined would be less than zerothe Floor, the Benchmark Replacement will be deemed to be zerothe Floor for the purposes of this Agreement and the other Loan Documents. “Benchmark Replacement Adjustment” means, with respect to any replacement of the Eurodollar Rate then-current Benchmark with an Unadjusted Benchmark Replacement for each applicable Interest PeriodAvailable Tenor, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrower giving due consideration to (a) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the Eurodollar Ratethen applicable Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (b) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the Eurodollar Ratesuch Benchmark with the applicable Unadjusted Benchmark Replacement for U.S. dollar-denominated syndicated credit facilities at such time. “Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Base Rate,” the definition of “Interest Period,” timing and frequency of determining rates and making payments of interest and other administrative matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of thesuch Benchmark Replacement exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents). 6 122373747_5 166482999_6

“Benchmark Replacement Date” means the earlier to occur of the following events with respect to the Eurodollar Rate: (a) in the case of clause (a) or (b) of the definition of “Benchmark Transition Event,” the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of the Eurodollar Ratethen applicable Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide the Eurodollar Rateall Available Tenors of such Benchmark (or such component thereof); and (b) in the case of clause (c) of the definition of “Benchmark Transition Event,” the first date ofon which such Benchmark (or the published component used in the calculation thereof) has been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be non-representative; provided that such non-representativeness will be determined by reference to the publicmost recent statement or publication of information referenced thereinin such clause (c) and even if any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date. For the avoidance of doubt, the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (a) or (b) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the Eurodollar Ratethen-current Benchmark: (a) a public statement or publication of information by or on behalf of the administrator of the Eurodollar Ratesuch Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide the Eurodollar Rateall Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Eurodollar Rateany Available Tenor of such Benchmark (or such component thereof); (b) a public statement or publication of information by the regulatory supervisor for the administrator of the Eurodollar Ratesuch Benchmark (or the published component used in the calculation thereof), the U.S.FRB, the Federal Reserve SystemBank of New York, an insolvency official with jurisdiction over the administrator for the Eurodollar Ratesuch Benchmark (or such component), a resolution authority with jurisdiction over the administrator for the Eurodollar Ratesuch Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for the Eurodollar Ratesuch Benchmark (or such component), which states that the administrator of the Eurodollar Ratesuch Benchmark (or such component) has ceased or will cease to provide the Eurodollar Rateall Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Eurodollar Rateany Available Tenor of such Benchmark (or such component thereof); or (c) a public statement or publication of information by the regulatory supervisor for the administrator of the Eurodollar Rate announcing that the Eurodollar Rate is no longersuch Benchmark (or the published component used in the calculation thereof) announcing that all 7 122373747_5 166482999_6

Available Tenors of such Benchmark (or such component thereof) are not, or as of a specified future date will not be, representative. “Benchmark Transition Start Date” means (a) in the case of a Benchmark Transition Event, the earlier of (ia) the applicable Benchmark Replacement Date and (iib) if such Benchmark Transition Event is a public statement or publication of information of a prospective event, the 90th day prior to the expected date of such event as of such public statement or publication of information (or if the expected date of such prospective event is fewer than 90 days after such statement or publication, the date of such statement or publication) and (b) in the case of an Early Opt-in Election, the date specified by the Administrative Agent or the Required Lenders, as applicable, by notice to the Borrower, the Administrative Agent (in the case of such notice by the Required Lenders) and the Lenders. “Benchmark Unavailability Period” means, if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to the Eurodollar Rate and solely to the extent that the Eurodollar Rate has not been replaced with a Benchmark Replacement, the period (a) beginning at the time that such Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced the Eurodollar Ratethen-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 3.03(b) and (b) ending at the time that a Benchmark Replacement has replaced the Eurodollar Ratethen-current Benchmark for all purposes hereunder pursuant to Section 3.03(b). “Beneficial Ownership Certification” means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation. “Beneficial Ownership Regulation” means 31 CFR § 1010.230. “Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”. “Borrower” has the meaning specified in the introductory paragraph hereto. “Borrower Audited Financial Statements” has the meaning specified in Section 7 of the Fifth Amendment. “Borrower Interim Financial Statements” has the meaning specified in Section 7 of the Fifth Amendment. “Borrower Materials” has the meaning specified in Section 6.02. “Borrowing” means a Revolving Credit Borrowing, a Swing Line Borrowing or a Term B Borrowing, as the context may require. “Business Day” means any day other than a Saturday, Sunday or other day on which the Federal Reserve Bank of New York is closed or commercial banks are authorized to close under the Laws of, orin Charlotte, North Carolina are in fact closed in, the state where the Administrative Agent’s Office is located or the state where the Borrower’s primary cash management bank is located (which as of the Restatement Date is California) and, if such day relates to any Eurodollar Rate Loan, means any such day that is also a London Banking Day. 8 122373747_5 166482999_6

“Capital Expenditures” means, with respect to any Person for any period, any expenditure in respect of the purchase or other acquisition of any fixed or capital asset (excluding (a) normal replacements and maintenance which are properly charged to current operations, (b) reinvestments in fixed assets pursuant to Sections 2.05(b)(ii) and 2.05(b)(iv), to the extent of Net Cash Proceeds permitted to be reinvested thereunder, and (c) such expenditures attributable solely to acquisitions of property, plant and equipment in Permitted Acquisitions). For purposes of this definition, the purchase price of equipment that is purchased simultaneously with the trade-in of existing equipment or with insurance proceeds shall be included in Capital Expenditures only to the extent of the gross amount by which such purchase price exceeds the credit granted by the seller of such equipment for the equipment being traded in at such time or the amount of such insurance proceeds, as the case may be. “Capitalized Expenses” means any costs or expenses incurred during any applicable period that are not deducted in determining Consolidated Net Income except by means of amortization or through impairment of goodwill. “Capitalized Leases” means all leases that have been or should be, in accordance with GAAP, recorded as capitalized leases or finance leases. “Cash Collateral Account” means a blocked, non-interest bearing deposit account of one or more of the Loan Parties at Wells Fargo (or another commercial bank selected in compliance with Section 6.17) in the name of the Administrative Agent and under the sole dominion and control of the Administrative Agent, and otherwise established in a manner reasonably satisfactory to the Administrative Agent. “Cash Collateralize” means, to deposit in a Cash Collateral Account or to pledge and deposit with, or deliver to, the Administrative Agent, for the benefit of one or more of the L/C Issuers, the Swing Line Lender or the Lenders, as collateral for L/C Obligations or obligations of the Lenders to fund participations in respect of L/C Obligations or Swing Line Loans, cash or deposit account balances or, if the Administrative Agent, the L/C Issuer and the Swing Line Lender shall agree, in their sole discretion, other credit support, in each case pursuant to documentation in form and substance reasonably satisfactory to the Administrative Agent, the L/C Issuer and the Swing Line Lender. “Cash Collateral” shall have a meaning correlative to the foregoing and shall include the proceeds of such cash collateral and other credit support. “Cash Equivalents” means any of the following types of Investments, to the extent owned by the Borrower or any of its Subsidiaries free and clear of all Liens (other than Liens permitted hereunder): (a) readily marketable obligations issued or directly and fully guaranteed or insured by the United States or any agency or instrumentality thereof having maturities of not more than one year from the date of acquisition thereof; provided that the full faith and credit of the United States is pledged in support thereof; (b) time or demand deposits with, or insured certificates of deposit or bankers’ acceptances of, any commercial bank that (i) is a Lender or (ii) (A) is organized under the laws of the United States, any state thereof or the District of Columbia or is the principal banking subsidiary of a bank holding company organized under the laws of the United States, any state thereof or the District of Columbia, and is a member of the Federal Reserve System, and (B) either (x) issues (or the parent of which issues) commercial paper rated as described in clause (c) of this definition or (y) has combined capital and surplus of at least $500,000,000, in each case with maturities of not more than one year from the date of acquisition thereof; 9 122373747_5 166482999_6

(c) commercial paper issued by any Person organized under the laws of any state of the United States and rated at least “Prime-1” (or the then equivalent grade) by Moody’s or at least “A-1” (or the then equivalent grade) by S&P, in each case with maturities of not more than one year from the date of acquisition thereof; (d) repurchase obligations with a term of not more than 30 days for underlying securities of the types described in clause (a) above entered into with any bank meeting the qualifications specified in clause (b)(i) or (b)(ii) above, which repurchase obligations are secured by a valid perfected security interest in the underlying securities; and (e) Investments, classified in accordance with GAAP as current assets of the Borrower or any of its Subsidiaries, in money market investment programs registered under the Investment Company Act of 1940, which are administered by financial institutions that have the highest rating obtainable from either Moody’s or S&P, and the portfolios of which are limited solely to Investments of the character, quality and maturity described in clauses (a), (b) and (c) of this definition. “Cash Management Agreement” means any agreement to provide cash management services, including treasury, depository, overdraft, credit or debit card (including non-card electronic payables), electronic funds transfer and other cash management arrangements. “Cash Management Bank” means any Person that, (a) at the time it enters into a Cash Management Agreement with a Loan Party, is a Lender, an Affiliate of a Lender, the Administrative Agent or an Affiliate of the Administrative Agent or (b) at the time it (or its Affiliate) becomes a Lender or the Administrative Agent (including on the Closing Date or the Restatement Date) is a party to a Cash Management Agreement with a Loan Party, in each case in its capacity as a party to such Cash Management Agreement. “CERCLA” means the Comprehensive Environmental Response, Compensation and Liability Act of 1980. “CERCLIS” means the Comprehensive Environmental Response, Compensation and Liability Information System maintained by the United States Environmental Protection Agency. “Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines, requirements or directives thereunder or issued in connection therewith and (ii) all requests, rules, guidelines, requirements or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted, issued or implemented. “Change of Control” means an event or series of events by which: (a) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, but excluding any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 10 122373747_5 166482999_6 under the Securities Exchange Act of 1934, except that a person or group shall be deemed to have “beneficial ownership” of all securities or other Equity Interests that such person or group has the right to acquire, whether such right is exercisable immediately or only after the passage of time (such right, an “option right”)), directly or indirectly, of 35% or more of the Equity Interests of the Borrower entitled to vote for members of the board of directors or equivalent governing body of the Borrower on a fully-diluted basis (and taking into account all such securities that such “person” or “group” has the right to acquire pursuant to any option right); or (b) a “change of control” or any comparable term under, and as defined in, any Indebtedness with an outstanding principal amount in excess of the Threshold Amount. “Class” means, when used in reference to (a) any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are Revolving Credit Loans, Revolving Credit Facility Increases, Initial Term B-1 Loans, Initial Term B-2 Loans, Initial Term B-3 Loans, Incremental Term Loans, Refinancing Term Loans or Extended Term Loans, (b) any Commitment, refers to whether such Commitment is a Revolving Credit Commitment, Replacement Revolving Credit Commitments (of the same series), Extended Revolving Credit Commitment (of the same series) or a Term B Commitment and (c) any Lender, refers to whether such Lender has a Loan or Commitment with respect to a particular Class of Loans or Commitments. Incremental Term Loans, Extended Term Loans, Refinancing Term Loans, Replacement Revolving Credit Commitments (and Loans made pursuant thereto), Revolving Credit Facility Increases (and Loans made pursuant thereto) and Extended Revolving Credit Commitments (and Loans made pursuant thereto) that have different terms and conditions shall be construed to be in different Classes. “Closing Date” means the first date all the conditions precedent in Section 4.01 are satisfied or waived in accordance with Section 10.01. “Code” means the Internal Revenue Code of 1986, and the rules and regulations promulgated thereunder. “Collateral” means all of the “Collateral” referred to in the Collateral Documents and all of the other property that is or is intended under the terms of the Collateral Documents to be subject to Liens in favor of the Administrative Agent for the benefit of the Secured Parties. “Collateral Documents” means, collectively, the Security Agreement, the Pledge Agreement, each of the mortgages, collateral assignments, security agreements, pledge agreements or other similar agreements delivered to the Administrative Agent pursuant to Section 6.12, and each of the other agreements, instruments or documents that creates or purports to create a Lien in favor of the Administrative Agent for the benefit of the Secured Parties. “Commitment” means a Term B Commitment or a Revolving Credit Commitment, as the context may require. “Commitment Fee” has the meaning specified in Section 2.09(a). “Committed Loan Notice” means a notice of (a) a Term B Borrowing, (b) a Revolving Credit Borrowing, (c) a conversion of Loans from one Type to the other, or (d) a continuation of Eurodollar RateSOFR Loans, pursuant to Section 2.02(a), which, if in writing, shall be substantially in the form of Exhibit A. “Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.). 11 122373747_5 166482999_6

“Competitor” means any Person that is a bona fide direct competitor of the Borrower or any of its Subsidiaries. “Compliance Certificate” means a certificate substantially in the form of Exhibit D. “Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes. “Consolidated Current Assets” means, at any date of determination, the total assets of Borrower and its Subsidiaries which may properly be classified as current assets on a consolidated balance sheet of Borrower and its Subsidiaries in accordance with GAAP, excluding cash and Cash Equivalents. “Consolidated Current Liabilities” means, at any date of determination, the total liabilities of Borrower and its Subsidiaries which may properly be classified as current liabilities (other than the current portion of any Indebtedness) on a consolidated balance sheet of Borrower and its Subsidiaries in accordance with GAAP. “Consolidated EBITDA” means, for any period, an amount equal to Consolidated Net Income of the Borrower and its Subsidiaries on a consolidated basis for such period and without duplication plus (a) the following to the extent deducted in calculating such Consolidated Net Income and without duplication: (i) Consolidated Interest Charges (net of interest income), (ii) the provision for federal, state, local and foreign income taxes payable, (iii) depreciation and amortization expense, (iv) reasonable non-recurring expenses (other than Capitalized Expenses and integration expenses) incurred in connection with (A) the consummation of this Agreement, the initial Credit Extensions hereunder, the Creative Circle Acquisition and the other Transactions in an aggregate amount reasonably approved by the Administrative Agent, (B) the consummation of the Fifth Amendment, the Credit Extensions hereunder on the Restatement Date, the ECS Acquisition and the other Restatement Date Transactions, and (C) the consummation of the Sixth Amendment and the transactions contemplated thereby (including the issuance of the Senior Notes (as defined in the Sixth Amendment)), which such expenses under this clause (a)(iv) shall in each case, upon the reasonable request of the Administrative Agent, be outlined and described to the Administrative Agent in reasonable detail (with supporting data, calculations and information as may be reasonably requested by the Administrative Agent) and (D) the consummation of the Ninth Amendment and the transactions contemplated thereby, (v) reasonable non-recurring expenses (other than Capitalized Expenses and integration expenses) directly incurred in connection with any Permitted Acquisition (in an aggregate amount during the then applicable Measurement Period for all Permitted Acquisitions not to exceed 5% of Consolidated EBITDA for the then applicable Measurement Period (calculated prior to the application of this clause (a)(v))) or any proposed Acquisition that is not closed (such expenses to be in an aggregate amount during the then applicable Measurement Period not to exceed $5,000,000 for all such proposed Acquisitions that do not close), such expenses under this clause (a)(v) shall, upon the reasonable request of the Administrative Agent, be outlined and described to the Administrative Agent in reasonable detail (with supporting data, calculations and information as may be reasonably requested by the Administrative Agent), (vi) other expenses reducing such Consolidated Net Income which do not represent a cash item in such period or any future period (in each case of or by the Borrower and its Subsidiaries for such period), (vii) reasonable non-recurring expenses (including integration expenses) incurred by the Borrower and its Subsidiaries in connection with, and directly related to, (A) the Creative Circle Acquisition (in an aggregate amount not to exceed $5,000,000) and (B) the ECS Acquisition (in an aggregate amount not to exceed $7,500,000), (viii) reasonable non-recurring integration expenses incurred by the Borrower and its Subsidiaries in connection with, and directly related to, any Permitted Acquisition (in an aggregate amount not to exceed $7,500,000 during any applicable Measurement Period) so long as such integration expenses are incurred within twelve months of closing such Permitted Acquisition and (ix) other reasonable non-recurring expenses incurred during 12 122373747_5 166482999_6 the then applicable Measurement Period in an aggregate amount not to exceed 5% of Consolidated EBITDA for the then applicable Measurement Period (calculated prior to the application of this clause (a)(ix)), such expenses under this clause (a)(ix) shall, upon the reasonable request of the Administrative Agent, be outlined and described to the Administrative Agent in reasonable detail (with supporting data, calculations and information as may be reasonably requested by the Administrative Agent) and minus (b) the following to the extent included in calculating such Consolidated Net Income and without duplication: (i) federal, state, local and foreign income tax credits, (ii) all non-cash items increasing Consolidated Net Income (other than the accrual of revenue or recording of receivables in the ordinary course of business) and (iii) cash payments made during such period with respect to any expenses added back in any prior period pursuant to clause (a)(vi) (in each case of or by the Borrower and its Subsidiaries for such period). Notwithstanding the foregoing or anything to the contrary contained herein, Consolidated EBITDA for the fiscal quarters ended March 31, 2017, June 30, 2017, September 30, 2017 and December 31, 2017 is $83,916,819, $100,215,736, $102,432,531 and $98,759,662, respectively. For purposes of calculating Consolidated EBITDA for any period, if, at any time during such period, the Borrower or any Subsidiary shall have Disposed of all or substantially all of the assets or Equity Interests of any Person or division, business unit, product line or line of business or consummated a Permitted Acquisition, Consolidated EBITDA for such period shall be calculated (a) giving pro forma effect to such transaction as if such Disposition or such Permitted Acquisition, as the case may be, occurred on the first day of such period, (b) excluding all income statement items (whether positive or negative) attributable to the assets or Equity Interests that are subject to any such Disposition made during such period, (c) including all income statement items (whether positive or negative) attributable to the property or Equity Interests of such Person(s) acquired pursuant to any such Permitted Acquisition, as the case may be (provided that such income statement items to be included are reflected in financial statements or other financial data reasonably acceptable to the Administrative Agent and based upon reasonable assumptions and calculations which are expected to have a continuous impact), and (d) without duplication of any other adjustments already included in the calculation of Consolidated EBITDA for such period, after giving effect to the pro forma adjustments with respect to such transaction; provided that in each case any such pro forma adjustments are (i) reasonably expected to be realized within twelve (12) months of such Disposition or such Permitted Acquisition, as the case may be, as set forth in reasonable detail on a certificate of a Responsible Officer of the Borrower delivered to the Administrative Agent, (ii) calculated on a basis consistent with GAAP and (iii) directly attributable to such Disposition or Permitted Acquisition, factually supportable and expected to have a continuing impact on the Borrower and its Subsidiaries. “Consolidated Funded Indebtedness” means, as of any date of determination, for the Borrower and its Subsidiaries on a consolidated basis, the sum of the following (without duplication): (a) the outstanding principal amount of all obligations, whether current or long-term, for borrowed money (including Obligations hereunder) and all obligations evidenced by bonds, debentures, notes, loan agreements or other similar instruments, (b) the outstanding principal amount of all purchase money Indebtedness, (c) all direct obligations arising under letters of credit (including standby and commercial) (less the amount of any cash collateral securing any such letters of credit), bankers’ acceptances, bank guaranties, surety bonds and similar instruments, to the extent drawn and not reimbursed, (d) the balance sheet amount of all obligations in respect of the deferred purchase price of property or services (other than trade accounts payable arising in the ordinary course of business), including Earnout Obligations, (e) the outstanding principal amount or capitalized amount, as applicable, of all Attributable Indebtedness, (f) all Guarantees with respect to outstanding Indebtedness of the types specified in clauses (a) through (e) above of Persons other than the Borrower or any Subsidiary, and (g) the outstanding principal amount of all Indebtedness of the types referred to in clauses (a) through (f) above of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which the 13 122373747_5 166482999_6

Borrower or a Subsidiary is a general partner or joint venturer, unless such Indebtedness is expressly made non-recourse to the Borrower or such Subsidiary. “Consolidated Interest Charges” means, for any period, the sum of (a) all interest, premium payments, debt discount, fees, charges and related expenses in connection with borrowed money (including capitalized interest) or in connection with the deferred purchase price of assets, in each case to the extent treated as interest in accordance with GAAP, (b) all interest paid or payable with respect to discontinued operations, (c) the portion of rent expense under Capitalized Leases that is treated as interest in accordance with GAAP, and (d) all cash contributions to any employee stock ownership plan or similar trust to the extent such contributions are used by such plan or trust to pay interest or fees to any Person (other than Borrower or any Subsidiary) in connection with Indebtedness incurred by such plan or trust, in each case, of or by the Borrower and its Subsidiaries on a consolidated basis. “Consolidated Net Income” means, for any period, the net income (or loss) of the Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP for such period; provided that Consolidated Net Income shall exclude (a) extraordinary gains and extraordinary losses for such period, (b) the net income of any Subsidiary during such period to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary of such income is not permitted by operation of the terms of its Organization Documents or any agreement, instrument or Law applicable to such Subsidiary during such period, except that the Borrower’s equity in any net loss of any such Subsidiary for such period shall be included in determining Consolidated Net Income, (c) any income (or loss) for such period of any Person if such Person is not a Subsidiary, except that the Borrower’s equity in the net income of any such Person for such period shall be included in Consolidated Net Income up to the aggregate amount of cash actually distributed by such Person during such period to the Borrower or a Subsidiary as a dividend or other distribution (and in the case of a dividend or other distribution to a Subsidiary, such Subsidiary is not precluded from further distributing such amount to the Borrower as described in clause (b) of this proviso), (d) any gain (or loss) realized during such period by Borrower or any of its Subsidiaries upon any sale of assets (other than any dispositions in the ordinary course of business) by Borrower or any of its Subsidiaries, (e) earnings resulting from any reappraisal, revaluation or write-up of assets during such period, and (f) unrealized gains and losses with respect to Swap Contracts during such period. “Consolidated Secured Indebtedness” means, the aggregate principal amount of Consolidated Funded Indebtedness that is secured by a Lien on any assets of the Borrower or any of its Subsidiaries. “Consolidated Secured Leverage Ratio” means, as of any date of determination, the ratio of (a) the Consolidated Secured Indebtedness as of such date to (b) Consolidated EBITDA of the Borrower and its Subsidiaries on a consolidated basis for the then applicable Measurement Period. “Consolidated Total Leverage Ratio” means, as of any date of determination, the ratio of (a) Consolidated Funded Indebtedness as of such date to (b) Consolidated EBITDA of the Borrower and its Subsidiaries on a consolidated basis for the then applicable Measurement Period. “Contractual Obligation” means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto. 14 122373747_5 166482999_6

“Creative Circle Acquisition” means the acquisition of all of the Equity Interests of the Creative Circle Target by the Borrower pursuant to the Creative Circle Purchase Agreement. “Creative Circle Audited Financial Statements” has the meaning specified in Section 4.01(h)(i). “Creative Circle Interim Financial Statements” has the meaning specified in Section 4.01(h)(ii). “Creative Circle Material Adverse Effect” means any event, development, change, effect or occurrence that is, or would reasonably be expected to be, individually or in the aggregate, materially adverse to the assets, liabilities, business, financial condition or results of operations of the Group Companies (as defined below), taken as a whole; provided, that any such event, development, change, effect or occurrence resulting from any of the following, individually or in the aggregate, shall not be considered when determining whether a Creative Circle Material Adverse Effect has occurred: (i) any change in economic conditions generally or capital and financial markets generally, including changes in interest or exchange rates, (ii) any change generally affecting the industry in which the Business (as defined below) operates, (iii) any change in Laws (as defined below) or GAAP (as defined below), or the enforcement or interpretation thereof, (iv) national political conditions, hostilities, acts of war, sabotage, terrorism or military actions, or any escalation or worsening of any of the foregoing, in jurisdictions in which the Business operates, (v) any change resulting from the announcement or consummation of the transactions contemplated by, or the performance of obligations under, the Creative Circle Purchase Agreement or the Ancillary Agreements (as defined below), (vi) any hurricane, flood, tornado, earthquake or other natural disaster or any other similar force majeure event, (vii) any action required to be taken or omitted pursuant to the Creative Circle Purchase Agreement or Ancillary Agreements (other than the obligations of each of the Group Companies to (y) conduct the Business in the ordinary course consistent with past practice and (z) use commercially reasonable efforts to in all material respects (I) preserve their present business organizations, (II) maintain generally their existing relations and goodwill with Governmental Authorities (as defined below), customers, lessors, employees and business associates, in each case, with whom they have significant relationships and (III) keep available the services of their present employees and agents), taken at the Borrower’s express written request or not taken because the Borrower withheld, delayed or conditioned its consent, (viii) the failure of the Business to achieve any financial projections or forecasts or (ix) the public disclosure by the Borrower of any of the financial statements or financial information of the Group Companies; provided, that (A) the matters described in clauses (i), (ii), (iii), (iv) and (vi) shall be included in the term “Creative Circle Material Adverse Effect” to the extent any such matter has, or would reasonably be expected to have, a disproportionate impact on the assets, liabilities, business, financial condition or results of operations of the Group Companies, taken as a whole, relative to other businesses in the industry in which the Group Companies operate and (B) clause (viii) will not prevent a determination that any change or effect underlying any such failure has resulted in a Creative Circle Material Adverse Effect, to the extent such change or effect is not otherwise excluded from this definition of Creative Circle Material Adverse Effect. For purposes of this definition only, the terms “Group Companies”, “Business”, “Laws”, “GAAP”, “Ancillary Agreements” and “Governmental Authorities” have the respective meanings specified in the Creative Circle Purchase Agreement without giving effect to any amendment, restatement, supplement or other modification thereof. “Creative Circle Purchase Agreement” means that certain Purchase Agreement dated May 9, 2015, by and among the Borrower, the Creative Circle Target, the Creative Circle Sellers, Lawrence Serf, as representative for certain members of the Creative Circle Sellers, and MSCP V CC Holdco, as representative for the unitholders of the Creative Circle Sellers, including all exhibits, schedules and annexes thereto. “Creative Circle Sellers” means all of the equity holders of the Creative Circle Target. 15 122373747_5 166482999_6

“Creative Circle Target” means MSCP V CC Parent, LLC, a Delaware limited liability company. “Credit Extension” means each of the following: (a) a Borrowing and (b) an L/C Credit Extension. “Debt Incurrence Test” means, with respect to any applicable transaction, a Consolidated Total Leverage Ratio of less than or equal to 4.50 to 1.00. “Debt Ratings” means the collective reference to (a) the public corporate family rating of the Borrower as determined by Moody’s from time to time, (b) the public corporate credit rating of the Borrower as determined by S&P from time to time and (c) the public ratings with respect to the Facilities as determined by both Moody’s and S&P from time to time and “Debt Rating” means, as applicable, any of the foregoing. “Debtor Relief Laws” means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect. “Default” means any event, act or condition that constitutes an Event of Default or that, with the giving of any notice, the passage of time, or both, would be an Event of Default. “Default Rate” means (a) when used with respect to Obligations other than Letter of Credit Fees, an interest rate equal to (i) the Base Rate plus (ii) the Applicable Rate for Base Rate Loans that are Initial Term B Loans or Revolving Credit Loans, as applicable plus (iii) 2% per annum; provided, however, that with respect to a Eurodollar RateSOFR Loan, the Default Rate shall be an interest rate equal to the interest rate (including any Applicable Rate) otherwise applicable to such Loan plus 2% per annum, in each case to the fullest extent permitted by applicable Laws and (b) when used with respect to Letter of Credit Fees, a rate equal to the Applicable Rate plus 2% per annum. “Defaulting Lender” means, subject to Section 2.16(b), any Lender that (a) has failed to (i) fund all or any portion of the Revolving Credit Loans or any Term Loan within two Business Days of the date such Loans were required to be funded hereunder unless such Lender notifies the Administrative Agent and the Borrower in writing that such failure is the result of such Lender’s good faith determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Administrative Agent, the L/C Issuer, the Swing Line Lender or any other Lender any other amount required to be paid by it hereunder, including in respect of its participation in respect of Letters of Credit or Swing Line Loans, within two Business Days of the date when due, (b) has notified the Borrower, the Administrative Agent, the L/C Issuer or the Swing Line Lender in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s good faith determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three Business Days after written request by the Administrative Agent or the Borrower, to confirm in writing to the Administrative Agent and the Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Borrower), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or 16 122373747_5 166482999_6 similar Person charged with reorganization or liquidation of its business or assets, including the FDIC or any other state or federal regulatory authority acting in such a capacity or (iii) become the subject of a Bail-In Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 2.16(b)) upon delivery of written notice of such determination to the Borrower, the L/C Issuer, the Swing Line Lender and each Lender. “Delayed Draw” has the meaning specified in Section 2.01(a)(ii). “Delayed Draw Termination Date” means the date that is earlier of (a) the funding of the Delayed Draw and (b) three (3) Business Days following the Restatement Date. “Disposition” or “Dispose” means the sale, transfer, license, lease or other disposition (including any sale and leaseback transaction or division) of any property by any Person (or the granting of any option or other right to do any of the foregoing), including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith. For the avoidance of doubt, none of (a) the sale of any Permitted Convertible Indebtedness by the Borrower, (b) the sale of any Permitted Warrant Transaction by the Borrower, (c) the purchase of any Permitted Bond Hedge Transaction nor (d) the performance by Borrower of its obligations under any Permitted Convertible Indebtedness, any Permitted Warrant Transaction or any Permitted Bond Hedge Transaction shall constitute a Disposition. “Disqualified Institution” means, on any date, any Person that is both (a) a Competitor or the direct or indirect Controlling owner of such Competitor and (b) designated by the Borrower as a “Disqualified Institution” by written notice to the Administrative Agent and the Lenders not less than five (5) Business Days prior to such date (which such notice shall specify such Person by exact legal name or in another manner that, on the basis of its name, would reasonably identify such Person as a Person referenced in clause (a) above); provided that “Disqualified Institutions” shall exclude any Person that the Borrower has designated as no longer being a “Disqualified Institution” by written notice delivered to the Administrative Agent from time to time; provided further that any bona fide debt fund or investment vehicle that is engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of business which is managed, sponsored or advised by any Person Controlling, Controlled by or under common Control with such Competitor or its Controlling owner and for which no personnel involved with the competitive activities of such Competitor or Controlling owner (i) makes any investment decisions for such debt fund or (ii) has access to any confidential information (other than publicly available information) relating to the Borrower and its Subsidiaries shall be deemed not to be a Competitor of the Borrower or any of its Subsidiaries. “Dollar” and “$” mean lawful money of the United States. “Domestic Subsidiary” means any Subsidiary that is organized under the laws of any political subdivision of the United States. “Early Opt-in Election” means the occurrence of: 17 122373747_5 166482999_6

(a) (i) a determination by the Administrative Agent or (ii) a notification by the Required Lenders to the Administrative Agent (with a copy to the Borrower) that the Required Lenders have determined that U.S. dollar-denominated syndicated credit facilities being executed at such time, or that include language similar to that contained in Section 3.03(b) are being executed or amended, as applicable, to incorporate or adopt a new benchmark interest rate to replace the Eurodollar Rate; and (b) (i) the election by the Administrative Agent or (ii) the election by the Required Lenders to declare that an Early Opt-in Election has occurred and the provision, as applicable, by the Administrative Agent of written notice of such election to the Borrower and the Lenders or by the Required Lenders of written notice of such election to the Administrative Agent. “Earnout Obligations” means, in connection with any acquisition, the obligation of the Borrower or any Subsidiary to pay a portion of the purchase price after the closing date thereof that is structured as an earnout or similar contingent payment or arrangement. The amount of any Earnout Obligation shall be the amount of such liability as reflected on the balance sheet of such Person in accordance with GAAP. “ECF Calculation Date” has the meaning specified in Section 2.05(b)(i). “ECF Percentage” means, with respect to any determination of Excess Cash Flow, (a) 50% if the Consolidated Secured Leverage Ratio is greater than or equal to 3.00 : 1.00 as of the last day of the fiscal year most recently ended prior to such determination, (b) 25% if the Consolidated Secured Leverage Ratio is less than 3.00 : 1.00 but greater than or equal to 2.50 : 1.00 as of the last day of such fiscal year, and (c) 0% if the Consolidated Secured Leverage Ratio is less than 2.50 : 1.00 as of the last day of such fiscal year. “ECS Acquisition” has the meaning specified in Section 6 of the Fifth Amendment. “ECS Audited Financial Statements” has the meaning specified in Section 7 of the Fifth Amendment. “ECS Interim Financial Statements” has the meaning specified in Section 7 of the Fifth Amendment. “ECS Purchase Agreement” has the meaning specified in Section 7 of the Fifth Amendment. “ECS Seller Note” means that certain promissory note dated as of April 2, 2018 issued by the Borrower in favor of ESC Federal Holding Co. in connection with the ECS Acquisition. “ECS Sellers” has the meaning specified in Section 6 of the Fifth Amendment. “ECS Target” has the meaning specified in Section 6 of the Fifth Amendment. “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent. 18 122373747_5 166482999_6

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway. “EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any credit institution or investment firm established in any EEA Member Country. “Electronic Record” has the meaning specified in, and shall be interpreted in accordance with, 15 U.S.C. 7006. “Electronic Signature” has the meaning specified in, and shall be interpreted in accordance with, 15 U.S.C. 7006. “Eligible Assignee” means any Person that meets the requirements to be an assignee under Section 10.06(b)(iii) and (v) (subject to such consents, if any, as may be required under Section 10.06(b)(iii)). For the avoidance of doubt, any Disqualified Institution is subject to Section 10.06(g). “Environmental Laws” means any and all federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including those related to hazardous substances or wastes, air emissions and discharges to waste or public systems. “Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of the Borrower, any other Loan Party or any of their respective Subsidiaries directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing. “Environmental Permit” means any permit, approval, identification number, license or other authorization required under any applicable Environmental Law. “Equity Interests” means, with respect to any Person, all of the shares of capital stock of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and all of the other ownership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination; provided that Permitted Convertible Indebtedness, or other debt securities that are or by their terms may be convertible or exchangeable into or for Qualified Equity Interests, or Permitted Warrant Transactions, in each case, shall not constitute capital stock or other Equity Interests prior to settlement, conversion or exchange thereof. “ERISA” means the Employee Retirement Income Security Act of 1974 and the rules and regulations promulgated thereunder. 19 122373747_5 166482999_6

20 122373747_5 166482999_6 “ERISA Affiliate” means any trade or business (whether or not incorporated) under common control with the Borrower within the meaning of Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code). “ERISA Event” means (a) a Reportable Event with respect to a Pension Plan; (b) a withdrawal by the Borrower or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal (within the meaning of Sections 4203 and 4205 of ERISA) by the Borrower or any ERISA Affiliate from a Multiemployer Plan resulting in withdrawal liability pursuant to Section 4201 of ERISA or notification that a Multiemployer Plan is in reorganization pursuant to Section 4241 of ERISA; (d) the filing of a notice of intent to terminate, the treatment of a Plan amendment as a termination under Section 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan; (e) an event or condition which constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan; (f) the determination that any Pension Plan is considered an at-risk plan, or any Multiemployer Plan is considered a plan in endangered or critical status, within the meaning of Sections 430, 431 and 432 of the Code or Sections 303, 304 and 305 of ERISA, as applicable; or (g) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon the Borrower or any ERISA Affiliate. “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor thereto), as in effect from time to time. 2 “Eurodollar Rate” means, subject to the implementation of a Benchmark Replacement in accordance with Section 3.03(b), (a) for any interest rate calculation with respect to a Eurodollar Rate Loan, the rate of interest per annum determined on the basis of the rate for deposits in Dollars for a period equal to the applicable Interest Period as published by the ICE Benchmark Administration Limited, a United Kingdom company (or a comparable or successor quoting service approved by the Administrative Agent) at approximately 11:00 a.m. (London time) two (2) London Banking Days prior to the first day of the applicable Interest Period. If, for any reason, such rate is not so published, then the “Eurodollar Rate” shall be determined by the Administrative Agent to be the arithmetic average of the rate per annum at which deposits in Dollars would be offered by first class banks in the London interbank market to the Administrative Agent at approximately 11:00 a.m. (London time) two (2) London Banking Days prior to the first day of the applicable Interest Period for a period equal to such Interest Period; and (b) for any interest rate calculation with respect to a Base Rate Loan, the rate of interest per annum determined on the basis of the rate for deposits in Dollars for a period equal to one month (commencing on the date of determination of such interest rate) as published by the ICE Benchmark Administration Limited, a United Kingdom company (or a comparable or successor quoting service approved by the Administrative Agent) at approximately 11:00 a.m. (London time) on such date of determination, or, if such date is not a Business Day, then the immediately preceding Business Day. If, for any reason, such rate is not so published, then the “Eurodollar Rate” for such Base Rate Loan shall be determined by the Administrative Agent to be the arithmetic average of the rate per annum at which deposits in Dollars would be offered by first class banks in the London interbank market to the 2 The EU Bail-In Legislation Schedule may be found at http://www.lma.eu.com/uploads/files/EU%20BAIL-IN%20LEGISLATION%20SCHEDULE%2022-Dec-2015%20 10-46%20.pdf

Administrative Agent at approximately 11:00 a.m. (London time) on such date of determination for a period equal to one month commencing on such date of determination. Notwithstanding the foregoing, (x) if the Eurodollar Rate (including, without limitation, any Benchmark Replacement with respect thereto) shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement and (y) unless otherwise specified in any amendment to this Agreement entered into in accordance with Section 3.03(b), in the event that a Benchmark Replacement with respect to the Eurodollar Rate is implemented then all references herein to the Eurodollar Rate shall be deemed references to such Benchmark Replacement. “Eurodollar Rate Loan” means a Revolving Credit Loan or a Term B Loan that bears interest at a rate based on clause (a) of the definition of “Eurodollar Rate”. “Event of Default” has the meaning specified in Section 8.01. “Excess Cash Flow” means, for any fiscal year of the Borrower (the “Excess Cash Flow Period”), the excess (if any) of (a) the sum of (i) Consolidated EBITDA (calculated without giving effect to any adjustment described in the last sentence of the definition of Consolidated EBITDA) for the Excess Cash Flow Period plus (ii) the excess (if any) of the amount of Net Working Capital at the end of the previous Excess Cash Flow Period over the amount of Net Working Capital at the end of the Excess Cash Flow Period, over (b) the sum (without duplication) for such Excess Cash Flow Period of (i) Consolidated Interest Charges actually paid in cash by the Borrower and its Subsidiaries, (ii) scheduled principal repayments, to the extent actually made in cash, of Term Loans pursuant to Section 2.07(a), (iii) scheduled principal payments on all Indebtedness actually paid in cash by the Borrower and its Subsidiaries, (iv) all income taxes actually paid in cash by the Borrower and its Subsidiaries, (v) Capital Expenditures actually made in cash by the Borrower and its Subsidiaries in the Excess Cash Flow Period to the extent such Capital Expenditures are not funded with Indebtedness (other than Revolving Credit Loans), (vi) payments made in cash on Earnout Obligations by the Borrower and its Subsidiaries, (vii) the excess (if any) of the amount of Net Working Capital at the end of the Excess Cash Flow Period over the amount of the Net Working Capital at the end of the previous Excess Cash Flow Period, (viii) cash losses realized with respect to asset sales during the Excess Cash Flow Period, (ix) the aggregate amount of expenditures made in cash during such period pursuant to any Permitted Acquisition or any Investment made in cash pursuant to Section 7.03(k) (other than clause (i)(A)(2) thereof) and to the extent such Permitted Acquisition or Investment, as applicable, is not funded with Indebtedness (other than Revolving Credit Loans), (x) Restricted Payments permitted pursuant to Section 7.06(d) (other than clause (i)(A)(2) thereof) or voluntary prepayments of (A) Indebtedness consisting of Capitalized Leases, Synthetic Lease Obligations or purchase money obligations permitted hereunder or (B) other Indebtedness permitted pursuant to Section 7.02(d), in each case to the extent made in cash by the Borrower and its Subsidiaries during the Excess Cash Flow Period to the extent that such Restricted Payments or prepayments were not funded with Indebtedness (other than Revolving Credit Loans) and (xi) all other amounts to the extent paid in cash and added to Consolidated Net Income in the determination of Consolidated EBITDA pursuant to clauses (a)(iv) through (a)(viii) of the definition of Consolidated EBITDA. “Excess Cash Flow Period” has the meaning specified in the definition of “Excess Cash Flow”. “Excluded Foreign Subsidiary” means (a) any Foreign Subsidiary of the Borrower, (b) a Domestic Subsidiary of a Foreign Subsidiary, or (c) a FSHCO, if, in any such case, (x) (1) the pledge of all of the Equity Interests of such Subsidiary as Collateral for the Secured Obligations, (2) the grant by such Subsidiary of a Lien on any of its property as Collateral for any Secured Obligation of the Borrower or any other Loan Party or (3) such Subsidiary incurring Guarantee obligations with respect to any Secured Obligation of the Borrower or any U.S. Person could, in any such case, in the good faith 21 122373747_5 166482999_6 judgment of the Borrower, be reasonably expected to result in the present or reasonably foreseeable future incremental adverse income tax consequences to the Loan Parties, taken as a whole, under section 956 of the Code taking into account actual anticipated repatriation of funds, foreign tax credits and all relevant factors or (y) such Subsidiary incurring Guarantee obligations with respect to any Secured Obligation of the Borrower or any U.S. Person could, in the good faith judgment of the Borrower, be reasonably expected to result in a violation of applicable Laws; provided, however, that the Administrative Agent and the Borrower may agree that, despite the foregoing, any such Subsidiary shall not be an “Excluded Foreign Subsidiary.” “Excluded Swap Obligation” means, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the guarantee of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Swap Obligation (or any guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the guarantee of such Guarantor or the grant of such security interest becomes effective with respect to such Swap Obligation (after giving effect to Section 15 of the Guaranty). If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such guarantee or security interest is or becomes illegal. “Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable Lending Office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, United States federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which such Lender (i) acquires such interest in the Loan or Commitment (other than pursuant to an assignment request by the Borrower under Section 3.06(b) or Section 10.13) or (ii) changes its Lending Office, except in either case to the extent that, pursuant to Section 3.01, amounts with respect to such Taxes were payable either to such Lender's assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its Lending Office, (c) Taxes attributable to such Recipient’s failure to comply with Section 3.01(f) and (d) any withholding Taxes imposed under FATCA. “Existing Creative Circle Credit Agreements” means (a) that certain First Lien Credit Agreement dated as of June 25, 2014 (as amended, restated, modified or otherwise supplemented through the Closing Date) among Creative Circle, LLC, as borrower, MSCP V CC Midco, LLC, as Holdings, the lenders party thereto and Société Générale, as administrative agent, and (b) that certain Second Lien Credit Agreement dated as of June 25, 2014 (as amended, restated, modified or otherwise supplemented through the Closing Date) among Creative Circle, LLC, as borrower, MSCP V CC Midco, LLC, as Holdings, the lenders party thereto and Société Générale, as administrative agent. “Existing Credit Agreement” means that certain Amended and Restated Credit Agreement dated as of May 16, 2013 (as amended, restated, modified or otherwise supplemented through the Closing Date), among the Borrower, the lenders party thereto and Wells Fargo, as administrative agent, the swing line lender and a letter of credit issuer. “Existing Letters of Credit” means the letters of credit identified on Schedule 1.01. 22 122373747_5 166482999_6

“Extended Revolving Credit Commitment” has the meaning specified in Section 2.17(a)(ii). “Extended Term Loans” has the meaning specified in Section 2.17(a)(iii). “Extending Revolving Credit Lender” has the meaning specified in Section 2.17(a)(ii). “Extension” has the meaning specified in Section 2.17(a). “Extension Offer” has the meaning specified in Section 2.17(a). “Facilities” means, collectively, the Term B Facility and the Revolving Credit Facility, and “Facility” means any of the foregoing as the context may require. “FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Code or otherwise pursuant to the foregoing, any intergovernmental agreement entered into in connection with the implementation of such Sections of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to such intergovernmental agreement. “FCA” has the meaning specified in Section 1.08. “FDIC” means the Federal Deposit Insurance Corporation. “Federal Funds Rate” means, for any day, the rate per annum equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate (rounded upward, if necessary, to a whole multiple of 1/100 of 1%) charged to Wells Fargo on such day on such transactions as determined by the Administrative Agent. Notwithstanding the foregoing, if the Federal Funds Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement. “Federal Reserve Bank of New York’s Website” means the website of the Federal Reserve Bank of New York at http://www.newyorkfed.org, or any successor source. “Fee Letters” means, collectively, the Agent Fee Letter and the Primary Fee Letter. “Fifth Amendment” means that certainthe Fifth Amendment to this Agreement, dated as of April 2, 2018 by and among the Borrower, the Lenders party thereto and the Administrative Agent. “Flood Laws” means the National Flood Insurance Reform Act of 1994 and related legislation. “Floor” means rate of interest equal to 0% per annum. “Foreign Funded Plan” has the meaning specified in Section 5.12(e). “Foreign Lender” means a Lender that is not a U.S. Person. 23 122373747_5 166482999_6

“Foreign Non-Funded Plan” has the meaning specified in Section 5.12(e). “Foreign Subsidiary” means a Subsidiary that is not a Domestic Subsidiary. “FRB” means the Board of Governors of the Federal Reserve System of the United States. “Fronting Exposure” means, at any time there is a Defaulting Lender that is a Revolving Credit Lender, (a) with respect to the L/C Issuer, such Defaulting Lender’s Applicable Revolving Credit Percentage of the outstanding L/C Obligations other than L/C Obligations as to which such Defaulting Lender’s participation obligation has been reallocated to other Revolving Credit Lenders or Cash Collateralized, in either case, in accordance with the terms hereof and (b) with respect to the Swing Line Lender, such Defaulting Lender’s Applicable Revolving Credit Percentage of Swing Line Loans other than Swing Line Loans as to which such Defaulting Lender’s participation obligation has been reallocated to other Revolving Credit Lenders or Cash Collateralized, in either case, in accordance with the terms hereof. “FSHCO” means any Domestic Subsidiary substantially all of the assets of which consist of Equity Interests of, or Indebtedness owing by, one or more Foreign Subsidiaries. “Fund” means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its activities. “GAAP” means generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board, or such other principles as may be approved by a significant segment of the accounting profession in the United States, that are applicable to the circumstances as of the date of determination, consistently applied and as in effect from time to time. “Governmental Authority” means the government of the United States or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank). “Guarantee” means, as to any Person, (a) any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation payable or performable by another Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation, (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Indebtedness or other obligation of the payment or performance of such Indebtedness or other obligation, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity or level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation, or (iv) entered into for the purpose of assuring in any other manner the obligee in respect of such Indebtedness or other obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part), or (b) any Lien on any assets of such Person securing any Indebtedness or other obligation of any other Person, whether or not such Indebtedness or other obligation is assumed by such Person (or any right, contingent or otherwise, of any holder of such Indebtedness to obtain any such Lien). The amount of any Guarantee shall be deemed to 24 122373747_5 166482999_6 be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith. The term “Guarantee” as a verb has a corresponding meaning. “Guarantors” means, collectively, (a) the Subsidiary Guarantors and (b) solely with respect to the Secured Obligations (other than the Obligations), the Borrower. “Guaranty” means, collectively, the Third Amended and Restated Guaranty dated as of the Restatement Date made by the Guarantors in favor of the Secured Parties, substantially in the form attached to the Fifth Amendment, together with each other guaranty and guaranty supplement delivered pursuant to Section 6.12. “Hazardous Materials” means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos-containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law. “Hedge Bank” means (a) any Person that, at the time it enters into a Swap Contract with a Loan Party required or permitted under Article 6 or 7, is a Lender, an Affiliate of a Lender, the Administrative Agent or an Affiliate of the Administrative Agent or (b) at the time it (or its Affiliate) becomes a Lender or the Administrative Agent (including on the Closing Date or the Restatement Date), is a party to a Swap Contract with a Loan Party, in each case in its capacity as a party to such Swap Contract. “IBA” has the meaning specified in Section 1.08. “Immaterial Subsidiary” means any direct or indirect Subsidiary of any Loan Party which owns assets with a book value less than $2,500,000 individually and not more than $10,000,000 in the aggregate. Notwithstanding the foregoing, in no event shall any Subsidiary that is an obligor or guarantor of (a) any Refinancing Debt, (b) any unsecured Indebtedness with an aggregate principal amount in excess of the Threshold Amount or (c) any Indebtedness that is secured on a junior basis to the Secured Obligations, in any such case be designated as an Immaterial Subsidiary. “Increase Effective Date” has the meaning specified in Section 2.14(c). “Incremental Amendment” has the meaning specified in Section 2.14(d)(iv). “Incremental Increase” has the meaning specified in Section 2.14(a). “Incremental Lender” has the meaning specified in Section 2.14(b). “Incremental Term B Loan” means any increase in the Outstanding Amount of any Term B Loan or any separate tranche of incremental term loans that is marketed primarily to institutional investors, or is otherwise designated as such by the Administrative Agent or the Borrower. “Incremental Term Loan” has the meaning specified in Section 2.14(a). “Indebtedness” means, as to any Person at a particular time, without duplication, all of the following, whether or not included as indebtedness or liabilities in accordance with GAAP: (a) all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments; 25 122373747_5 166482999_6

(b) the maximum amount of all direct or contingent obligations of such Person arising under letters of credit (including standby and commercial) (less the amount of any cash collateral securing any such letters of credit), bankers’ acceptances, bank guaranties, surety bonds and similar instruments; (c) net obligations of such Person under any Swap Contract; (d) all obligations of such Person to pay the deferred purchase price of property or services (other than trade accounts payable in the ordinary course of business and not past due for more than 90 days after the date on which such trade account was created or being contested in good faith and for which adequate reserves have been established in accordance with GAAP), including Earnout Obligations; (e) indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements, other than customary reservations or retentions of title under agreements with suppliers entered into in the ordinary course of business), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse; (f) all Attributable Indebtedness in respect of Capitalized Leases and Synthetic Lease Obligations of such Person; (g) all obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any Equity Interest in such Person or any warrant, right or option to acquire such Equity Interest, valued, in the case of a redeemable preferred interest, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends; and (h) all Guarantees of such Person in respect of any of the foregoing. For all purposes hereof, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which such Person is a general partner or a joint venturer, unless such Indebtedness is expressly made non-recourse to such Person. The amount of any net obligation under any Swap Contract on any date shall be deemed to be the Swap Termination Value thereof as of such date. Notwithstanding anything to the contrary in the foregoing, any Permitted Bond Hedge Transaction and any Permitted Warrant Transaction or the Borrower’s or any Subsidiary’s obligations thereunder, in each case shall not constitute Indebtedness of the Borrower and its Subsidiaries. “Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan Document and (b) to the extent not otherwise described in clause (a), Other Taxes. “Indemnitees” has the meaning specified in Section 10.04(b). “Information” has the meaning specified in Section 10.07. “Initial Term B Loans” means the collective reference to the Initial Term B-1 Loans, the Initial Term B-2 Loans and the Initial Term B-3 Loans and “Initial Term B Loan” means any of such Initial Term B Loans. “Initial Term B-1 Loan” has the meaning specified in Section 2.01(a)(i). “Initial Term B-2 Loan” has the meaning specified in Section 2.01(a)(ii). 26 122373747_5 166482999_6

“Initial Term B-3 Loan” has the meaning specified in Section 2.01(a)(iii). “Insurance and Condemnation Event” means the receipt by the Borrower or any of its Subsidiaries of any cash insurance proceeds or condemnation award payable by reason of theft, loss, physical destruction or damage, taking or similar event with respect to any of their respective rights or interests in or to property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible, including, without limitation, Equity Interests. “Interest Payment Date” means, (a) as to any Eurodollar RateSOFR Loan, the last day of each Interest Period applicable to such Loan and the Revolving Credit Maturity Date, the Term B-1 Maturity Date, the Term B-2 Maturity Date or the Term B-3 Maturity Date, as applicable; provided, however, that if any Interest Period for a Eurodollar RateSOFR Loan exceeds three months, the respective dates that fall every three months after the beginning of such Interest Period shall also be Interest Payment Dates; and (b) as to any Base Rate Loan or Swing Line Loan, the last Business Day of each March, June, September and December and the Revolving Credit Maturity Date, the Term B-1 Maturity Date, the Term B-2 Maturity Date or the Term B-3 Maturity Date as applicable. “Interest Period” means, as to each Eurodollar RateSOFR Loan, the period commencing on the date such Eurodollar RateSOFR Loan is disbursed or converted to or continued as a Eurodollar RateSOFR Loan and ending on the date one, three or six months (or twelve months if requested by the Borrower and consented to by all the Appropriate Lenders) thereafter, in each case as selected by the Borrower in its Committed Loan Notice and subject to availability; provided that: (a) any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day; (b) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and (c) no Interest Period shall extend beyond the Revolving Credit Maturity Date, the Term B-1 Maturity Date, Term B-2 Maturity Date or the Term B-3 Maturity Date, as applicable. “Investment” means, as to any Person, any direct or indirect acquisition (by division or otherwise) or investment by such Person, whether by means of (a) the purchase or other acquisition of Equity Interests of another Person, (b) a loan, advance or capital contribution to, Guarantee or assumption of debt of, or purchase or other acquisition of any other debt or interest in, another Person, or (c) the purchase or other acquisition (in one transaction or a series of transactions) of assets of another Person that constitute a business unit or all or a substantial part of the business of, such Person. For purposes of covenant compliance, the amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment. “Investment/RP Basket” has the meaning specified in Section 7.03(k). “IP Rights” has the meaning specified in Section 5.17. “IRS” means the United States Internal Revenue Service. 27 122373747_5 166482999_6

“ISP” means, with respect to any Letter of Credit, the “International Standby Practices 1998” published by the Institute of International Banking Law & Practice, Inc. (or such later version thereof as may be in effect at the time of issuance). “Issuer Documents” means with respect to any Letter of Credit, the Letter of Credit Application, and any other document, agreement or instrument entered into by the L/C Issuer and the Borrower (or any Subsidiary) or in favor of the L/C Issuer and relating to such Letter of Credit. “Junior Indebtedness” means, the collective reference to any Subordinated Indebtedness, any other Indebtedness incurred under Section 7.02(j) and any Indebtedness that is secured by a Lien on Collateral that is junior to the Liens thereon securing the Initial Term B Loans. “L/C Advance” means, with respect to each Revolving Credit Lender, such Revolving Credit Lender’s funding of its participation in any L/C Borrowing in accordance with its Applicable Revolving Credit Percentage. “L/C Borrowing” means an extension of credit resulting from a drawing under any Letter of Credit which has not been reimbursed on the date when made or refinanced as a Revolving Credit Borrowing. “L/C Credit Extension” means, with respect to any Letter of Credit, the issuance thereof or extension of the expiry date thereof, or the increase of the amount thereof. “L/C Issuer” means (a) with respect to Letters of Credit issued hereunder on or after the Restatement Date, Wells Fargo, in its capacity as issuer thereof, or any successor thereto, (b) with respect to the Existing Letters of Credit identified on Section A of Schedule 1.01, Wells Fargo, in its capacity as issuer thereof, and (c) with respect to the Existing Letters of Credit identified on Section B of Schedule 1.01, Bank of America, in its capacity as issuer thereof. References to the L/C Issuer herein shall, as the context may indicate (including with respect to any particular Letter of Credit, L/C Credit Extension, L/C Borrowing or L/C Obligations), mean the applicable L/C Issuer, each L/C Issuer, any L/C Issuer, or all L/C Issuers as the context dictates. “L/C Obligations” means, as at any date of determination, the aggregate amount available to be drawn under all outstanding Letters of Credit plus the aggregate of all Unreimbursed Amounts, including all L/C Borrowings. For purposes of computing the amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.06. For all purposes of this Agreement, if on any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.14 of the ISP, such Letter of Credit shall be deemed to be “outstanding” in the amount so remaining available to be drawn. “LCT Election” has the meaning specified in Section 1.07. “LCT Test Date” has the meaning specified in Section 1.07. “Laws” means, collectively, all international, foreign, federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes, executive orders and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law. 28 122373747_5 166482999_6

“Lender” has the meaning specified in the introductory paragraph hereto and, unless the context requires otherwise, includes the Swing Line Lender. “Lending Office” means, as to any Lender, the office or offices of such Lender set forth in such Lender’s Administrative Questionnaire, or such other office or offices as a Lender may from time to time notify the Borrower and the Administrative Agent. “Letter of Credit” means (a) any standby letter of credit issued hereunder and (b) any Existing Letter of Credit. “Letter of Credit Application” means an application and agreement for the issuance or amendment of a Letter of Credit in the form from time to time in use by the L/C Issuer. “Letter of Credit Expiration Date” means the day that is seven days prior to the Revolving Credit Maturity Date (or, if such day is not a Business Day, the next preceding Business Day). “Letter of Credit Fee” has the meaning specified in Section 2.03(h). “Letter of Credit Sublimit” means an amount equal to the lesser of (a) $20,000,000 and (b) the Revolving Credit Facility. The Letter of Credit Sublimit is part of, and not in addition to, the Revolving Credit Facility. “Lien” means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement in the nature of a security interest of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to real property, and any financing lease having substantially the same economic effect as any of the foregoing). “Liquidity” means, as of any date of determination, an amount equal to the sum, of (a) the sum as of such date of (i) cash and (ii) Cash Equivalents held in an account of the Loan Parties in which the Administrative Agent has a perfected Lien and that represent Cash Equivalents that have not been pledged as a deposit or otherwise to a third party, plus (b) the amount, if any, by which the Revolving Credit Facility exceeds the Total Revolving Credit Outstandings as of such date. “Limited Condition Transaction” means any Acquisition permitted under this Agreement, any Investment permitted under Section 7.03(k) or (m) or any redemption, repurchase, defeasance, satisfaction and discharge or repayment of Indebtedness requiring irrevocable notice in advance of such redemption, repurchase, defeasance, satisfaction and discharge or repayment that is permitted under this Agreement, that, in each case, is not conditioned on the availability of, or on obtaining, third party financing. “Loan” means an extension of credit by a Lender to the Borrower under Article 2 in the form of a Term B Loan, a Revolving Credit Loan or a Swing Line Loan. “Loan Documents” means, collectively, (a) this Agreement, (b) the Notes, (c) the Guaranty, (d) the Collateral Documents, (e) each Fee Letter, (f) each Issuer Document, (g) any Refinancing Term Loan Amendment, (h) any Replacement Revolving Facility Amendment and (i) any agreement creating or perfecting rights in Cash Collateral pursuant to the provisions of Section 2.15. “Loan Parties” means, collectively, the Borrower and each Subsidiary Guarantor. 29 122373747_5 166482999_6

“London Banking Day” means any day on which dealings in Dollar deposits are conducted by and between banks in the London interbank Eurodollar market. “Material Acquisition/Investment Date” has the meaning specified in Section 7.11. “Material Adverse Effect” means (a) a material adverse effect on the business, property, results of operations or condition (financial or otherwise) of the Borrower and its Subsidiaries, taken as a whole; (b) a material impairment of the ability of the Loan Parties, taken as a whole, to fully and timely perform their obligations under the Loan Documents; (c) a material impairment of the rights of or benefits or remedies available to the Lenders or the Administrative Agent under the Loan Documents, (d) a material adverse effect upon the legality, validity, binding effect or enforceability against the Loan Parties, taken as a whole, of the Loan Documents; or (e) except solely as a result of an action or inaction by the Administrative Agent, a material adverse effect on the Collateral or the liens in favor of the Administrative Agent (for its benefit and for the benefit of the other Secured Parties) on the Collateral or the priority of such liens. “Material Contract” means, each contract to which the Borrower or any of its Subsidiaries is a party as to which the breach, nonperformance, cancellation or failure to renew by any party thereto could reasonably be expected to have a Material Adverse Effect. “Material Real Property” has the meaning specified in Section 6.12(b). “Measurement Period” means, at any date of determination, the most recently completed four fiscal quarters of the Borrower for which financial statements have been delivered, or are required to be delivered, to the Administrative Agent pursuant to Section 7 of the Fifth Amendment, Section 6.01(a) or Section 6.01(b), as applicable. “Minimum Collateral Amount” means, at any time, (a) with respect to Cash Collateral consisting of cash or deposit account balances provided to reduce or eliminate Fronting Exposure during any period when a Revolving Credit Lender constitutes a Defaulting Lender, an amount equal to 103% of the Fronting Exposure of all L/C Issuers with respect to Letters of Credit issued and outstanding at such time and (b) otherwise, an amount equal to 103% of the Outstanding Amount of all L/C Obligations. “MNPI” has the meaning specified in Section 2.18(a). “Moody’s” means Moody’s Investors Service, Inc. and any successor thereto. “Multiemployer Plan” means any employee benefit plan of the type described in Section 4001(a)(3) of ERISA, to which the Borrower or any ERISA Affiliate makes or is obligated to make contributions, or during the preceding five plan years, has made or been obligated to make contributions. “Net Cash Proceeds” means: (a) with respect to any Disposition by the Borrower or any of its Subsidiaries or any Insurance and Condemnation Event, the excess, if any, of (i) the sum of cash and Cash Equivalents received in connection with such transaction (including any cash or Cash Equivalents received by way of deferred payment pursuant to, or by monetization of, a note receivable or otherwise, but only as and when so received) over (ii) the sum of (A) the principal amount, premium or penalty, if any, required to be paid with respect to any Indebtedness that is secured by the applicable asset (or if the applicable asset is Equity Interests in a Subsidiary, by assets of such Subsidiary) and that is required to be repaid in connection with such transaction (other than Indebtedness under the Loan Documents and any Refinancing Debt), (B) the 30 122373747_5 166482999_6

reasonable and customary out-of-pocket expenses incurred by the Borrower or such Subsidiary in connection with such transaction, (C) income taxes reasonably estimated to be actually payable within two years of the date of the relevant transaction as a result of any gain recognized in connection therewith; provided that, if the amount of any estimated taxes pursuant to subclause (C) exceeds the amount of taxes actually required to be paid in cash in respect of such Disposition or such Insurance and Condemnation Event, as the case may be, the aggregate amount of such excess shall constitute Net Cash Proceeds, (D) amounts provided as a reserve, in accordance with GAAP or as otherwise required pursuant to the documentation with respect to such Disposition, against (x) any liabilities under any indemnification obligations associated with such Disposition or (y) any other liabilities retained by Borrower or any of its Subsidiaries associated with the properties sold in such Disposition; provided that, to the extent and at the time any such amounts are released from such reserve, such amounts shall constitute Net Cash Proceeds, and (E) Borrower’s good faith estimate of payments required to be made with respect to unassumed liabilities relating to the properties sold (or the property of any Subsidiary sold) within 90 days of such Disposition; provided that, to the extent such cash proceeds are not used to make payments in respect of such unassumed liabilities within 90 days of such Disposition, such cash proceeds shall constitute Net Cash Proceeds; (b) with respect to the incurrence or issuance of any Indebtedness by the Borrower or any of its Subsidiaries, other than an incurrence or issuance of Permitted Convertible Indebtedness pursuant to Section 7.02(m), the excess of (i) the sum of the cash and Cash Equivalents received in connection with such transaction over (ii) the underwriting discounts and commissions, and other reasonable and customary out-of-pocket expenses, incurred by the Borrower or such Subsidiary in connection therewith; and (c) with respect to an incurrence or issuance of Permitted Convertible Indebtedness pursuant to Section 7.02(m), the excess of (i) the sum of (x) the cash and Cash Equivalents received in connection with such transaction plus (y) if applicable, the cash received in connection with the sale of any Permitted Warrant Transaction executed substantially concurrently with the incurrence or issuance of such Permitted Convertible Indebtedness over (ii) the sum of (x) the underwriting discounts and commissions, and other reasonable and customary out-of-pocket expenses, incurred by the Borrower or such Subsidiary in connection therewith and (y) if applicable, the cost of any Permitted Bond Hedge Transaction that is purchased substantially concurrently with the incurrence or issuance of such Permitted Convertible Indebtedness using the proceeds of such Permitted Convertible Indebtedness. “Net Working Capital” means, at any time, Consolidated Current Assets at such time minus Consolidated Current Liabilities at such time. “Ninth Amendment” means the Ninth Amendment to this Agreement, dated as of the Ninth Amendment Date by and among the Borrower, the Lenders party thereto and the Administrative Agent. “Ninth Amendment Date” means November 22, 2022. “Non-Defaulting Lender” means, at any time, each Lender that is not a Defaulting Lender at such time. “Note” means a Term B-1 Note, a Term B-2 Note, a Term B-3 Note, a Revolving Credit Note or a Swing Line Note, as the context may require. “NPL” means the National Priorities List under CERCLA. 31 122373747_5 166482999_6

“Obligations” means all advances to, and debts, liabilities, obligations, covenants and duties of, any Loan Party arising under any Loan Document or otherwise with respect to any Loan or Letter of Credit, in each case whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Loan Party or any Affiliate thereof of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding. “OFAC” means the United States Department of the Treasury’s Office of Foreign Assets Control. “Operating Leases” means, with respect to any Person, all leases that have been or should be, in accordance with GAAP, recorded as operating leases in respect of which such Person is liable as lessee. “Organization Documents” means, (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction); (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating or limited liability company agreement; and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity. “Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document). “Other Taxes” means all present or future stamp, court, documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Sections 3.06(b) or 10.13). “Outstanding Amount” means (a) with respect to any Loans on any date, the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments of such Loans occurring on such date; and (b) with respect to any L/C Obligations on any date, the amount of such L/C Obligations on such date after giving effect to any L/C Credit Extension occurring on such date and any other changes in the aggregate amount of the L/C Obligations as of such date, including as a result of any reimbursements by the Borrower of Unreimbursed Amounts. “Participant” has the meaning specified in Section 10.06(d). “Participant Register” has the meaning specified in Section 10.06(d). “PBGC” means the Pension Benefit Guaranty Corporation. “Pension Act” means the Pension Protection Act of 2006. 32 122373747_5 166482999_6

“Pension Funding Rules” means the rules of the Code and ERISA regarding minimum required contributions (including any installment payment thereof) to Pension Plans as set forth in, with respect to plan years ending prior to the effective date of the Pension Act, Section 412 of the Code and Section 302 of ERISA, each as in effect prior to the effective date of the Pension Act and, thereafter, Section 412, 430, 431, 432 and 436 of the Code and Sections 302, 303, 304 and 305 of ERISA. “Pension Plan” means any “employee pension benefit plan” (as such term is defined in Section 3(2) of ERISA), other than a Multiemployer Plan, that is subject to Title IV of ERISA and is sponsored or maintained by the Borrower or any ERISA Affiliate or to which the Borrower or any ERISA Affiliate contributes or has an obligation to contribute, or in the case of a multiple employer or other plan described in Section 4064(a) of ERISA, has made contributions at any time during the immediately preceding five plan years. “Periodic Term SOFR Determination Day” has the meaning specified in the definition of “Term SOFR”. “Permitted Acquisition” means any Acquisition that meets all of the following requirements (but subject, in the case of an Acquisition that is a Limited Condition Transaction, to Section 1.07): (a) any such newly-created or acquired Subsidiary shall comply with the requirements of Section 6.12; (b) the lines of business of the Person to be (or the property of which is to be) so purchased or otherwise acquired shall be permitted pursuant to Section 7.07; (c) in the case of a merger with, or purchase or other acquisition of the Equity Interests of, another Person, the board of directors (or other comparable governing body) of such other Person shall have duly approved such Acquisition; (d) immediately before and after giving pro forma effect to any such Acquisition, (i) no violation of Section 7.01 or 7.02, and no other Default, shall exist or result therefrom and (ii) on a pro forma basis after giving pro forma effect to such Acquisition and any Indebtedness incurred in connection therewith, (A) the Borrower and its Subsidiaries will be in compliance with the Debt Incurrence Test, (B) the Consolidated Secured Leverage Ratio shall be at least 0.25 below the applicable ratio set forth in Section 7.11 (regardless of whether a Suspension Period is in effect at such time and after giving effect to any then applicable Secured Leverage Ratio Increase) and (C) Liquidity shall not be less than $25,000,000; provided that for purposes of the foregoing clauses (ii)(A) and (B), pro forma financial covenant compliance and calculations shall be determined on the basis of the financial information most recently delivered to the Administrative Agent pursuant to Section 7 of the Fifth Amendment, Section 6.01(a) or Section 6.01(b), as applicable, as though such Acquisition had been consummated as of the first day of the twelve month period ending on the date of such financial statements; (e) in the event that the entity to be acquired or purchased will be an Excluded Foreign Subsidiary or will otherwise not become a Loan Party, any proposed Acquisition must, after the completion thereof, be in compliance with Section 7.03(c)(iv), such that, unless otherwise consented to by the Required Lenders, the cash portion of Acquisition Consideration for such Acquisition, when aggregated with the cash portion of Acquisition Consideration for all other Acquisitions of or outstanding Investments in Subsidiaries that are not Loan Parties, shall not in the aggregate exceed the greater of (x) $100,000,000 and (y) 20% of Consolidated EBITDA as of the most recent Measurement Period at the time such Acquisition is consummated; 33 122373747_5 166482999_6

(f) the Borrower shall have delivered to the Administrative Agent, at least five Business Days prior to the date on which any such Acquisition is to be consummated (or such later date as may be satisfactory to the Administrative Agent in its sole discretion), a written notice describing such transaction, and thereafter, if requested by the Administrative Agent for any such transaction involving Acquisition Consideration that is equal to or in excess of $25,000,000, (i) historical financial statements of or related to the Person or assets to be acquired, (ii) projections for such Person or assets to be acquired and for the Borrower after giving effect to such transaction (including projections of financial covenant compliance for at least the four fiscal quarters following the consummation of such transaction), and (iii) material documentation and other information relating to such transaction and reasonably requested by the Administrative Agent; provided that all of the information delivered by the Borrower pursuant to this clause (f) will be delivered to each Lender concurrently or promptly after the consummation of the Acquisition; and (g) the Borrower shall have delivered to the Administrative Agent, at least three Business Days prior to the date on which any such Acquisition is to be consummated (or such later date that is on or prior to the consummation of such Acquisition as may be satisfactory to the Administrative Agent in its sole discretion), a certificate of a Responsible Officer, in form and substance, and with such supporting calculations and other documents and information, as are reasonably satisfactory to the Administrative Agent, certifying that all of the requirements set forth in this definition of Permitted Acquisitions have been satisfied or will be satisfied pursuant to the provisions of such definition. “Permitted Bond Hedge Transaction” means any call or capped call option (or substantively equivalent derivative transaction) relating to the Borrower’s common stock (or other securities or property following a merger event, reclassification or other change of the common stock of the Borrower) purchased by any Loan Party in connection with the issuance of any Permitted Convertible Indebtedness and settled in common stock of the Borrower (or such other securities or property), cash or a combination thereof (such amount of cash determined by reference to the price of the Borrower’s common stock or such other securities or property), and cash in lieu of fractional shares of common stock of the Borrower; provided that the purchase price for such Permitted Bond Hedge Transaction, less the proceeds received by the Borrower from the sale of any substantially concurrently executed Permitted Warrant Transaction, does not exceed the net cash proceeds received by the Borrower or any other Loan Party from the sale of the Permitted Convertible Indebtedness in connection with which such Permitted Bond Hedge Transaction was purchased; provided further that the other terms, conditions and covenants of each such transaction shall be such as are customary for transactions of such type (as determined by the Borrower in good faith). “Permitted Convertible Indebtedness” means unsecured Indebtedness of a Loan Party that (a) as of the date of issuance thereof contains customary conversion or exchange rights and customary offer to repurchase rights for transactions of such type (in each case, as determined by the Borrower in good faith) and (b) is convertible or exchangeable into shares of common stock of the Borrower (or other securities or property following a merger event, reclassification or other change of the common stock of the Borrower), cash or a combination thereof (such amount of cash determined by reference to the price of the Borrower’s common stock or such other securities or property), and cash in lieu of fractional shares of common stock of the Borrower. “Permitted Refinancing Indebtedness” means any Indebtedness (the “Refinancing Indebtedness”), the proceeds of which are used to refinance, refund, renew, extend or replace outstanding Indebtedness (such outstanding Indebtedness, the “Refinanced Indebtedness”); provided that (a) the principal amount (or accreted value, if applicable) of such Refinancing Indebtedness is not greater than the principal amount (or accreted value, if applicable) of the Refinanced Indebtedness at the time of such refinancing, refunding, renewal, extension or replacement, except by an amount equal to unpaid accrued interest and 34 122373747_5 166482999_6 premium thereon plus other reasonable amounts paid, and fees and expenses reasonably incurred, in connection with such refinancing, refunding, renewal, extension or replacement, and by an amount equal to any existing commitments thereunder that have not been utilized at the time of such refinancing, refunding, renewal, extension or replacement; (b) the final stated maturity and weighted average life to maturity of such Refinancing Indebtedness shall not be prior to or shorter than that applicable to the Refinanced Indebtedness; provided that any Refinancing Indebtedness that automatically converts to, or is exchangeable into, notes or other Indebtedness that meet this clause (b) shall be deemed to satisfy this condition so long as the Borrower or applicable Loan Party irrevocably agrees at the time of the issuance thereof to take all actions necessary to convert or exchange such Refinancing Indebtedness, (c) such Refinancing Indebtedness does not require any scheduled payment of principal, mandatory repayment, redemption or repurchase that is more favorable to the holders of the Refinancing Indebtedness than the corresponding terms (if any) of the Refinanced Indebtedness (other than (x) any scheduled payment of principal, mandatory repayment, redemption or repurchase occurring on or after the date that is 91 days after the latest maturity date of all the Term Loans and Commitments in effect at the time of the issuance or incurrence of such Refinancing Indebtedness and (y) with respect to any Refinancing Indebtedness that is in the form of Permitted Convertible Indebtedness (1) any provision of such Refinancing Indebtedness requiring an offer to purchase such Permitted Convertible Indebtedness as a result of a change of control, delisting or asset sale or other fundamental change and (2) any early conversion of (or the ability to convert early) such Permitted Convertible Indebtedness in accordance with the terms of the documentation governing such Permitted Convertible Indebtedness); (d) such Refinancing Indebtedness shall not be secured by (i) Liens on assets other than assets securing the Refinanced Indebtedness at the time of such refinancing, refunding, renewal, extension or replacement (except, in the case of Permitted Refinancing Indebtedness incurred under Section 7.02, to refinance, refund, renew, extend or replace any existing lease, any replacement property of a similar type and value subject to a replacement lease) or (ii) Liens having a higher priority than the Liens, if any, securing the Refinanced Indebtedness; (e) such Refinancing Indebtedness shall not be guaranteed by or otherwise recourse to any Person other than the Person(s) to whom the Refinanced Indebtedness is recourse or by whom it is guaranteed, in each case as of the time of such refinancing, refunding, renewal, extension or replacement; (f) to the extent such Refinanced Indebtedness is subordinated in right of payment to the Obligations (or the Liens securing such Indebtedness were originally contractually subordinated to the Liens securing the Collateral pursuant to the Collateral Documents), such refinancing, refunding, renewal, extension or replacement is subordinated in right of payment to the Obligations (or the Liens securing such Indebtedness shall be subordinated to the Liens securing the Collateral pursuant to the Collateral Documents) on terms at least as favorable to the Lenders as those contained in the documentation governing such Refinanced Indebtedness or otherwise reasonably acceptable to the Administrative Agent; (g) in the event that the Refinanced Indebtedness is unsecured Indebtedness (including unsecured Subordinated Indebtedness and Permitted Convertible Indebtedness) such Refinancing Indebtedness does not include any financial performance “maintenance” covenants (whether stated as covenant, default or otherwise, although “incurrence based” financial tests may be included) or cross-defaults (but may include cross-payment defaults and cross-defaults at the final stated maturity thereof and cross-acceleration) and (h) no Default shall have occurred and be continuing at the time of, or would result from, such refinancing, refunding, renewal, extension or replacement. “Permitted Warrant Transaction” means any call option, warrant or right to purchase (or substantively equivalent derivative transaction) relating to the Borrower’s common stock (or other securities or property following a merger event, reclassification or other change of the common stock of the Borrower) sold by the Borrower substantially concurrently with any purchase by a Loan Party of a Permitted Bond Hedge Transaction and settled in common stock of the Borrower (or such other securities or property), cash or a combination thereof (such amount of cash determined by reference to the price of the Borrower’s common stock or such other securities or property), and cash in lieu of fractional shares of common stock of the Borrower; provided that the terms, conditions and covenants of each such 35 122373747_5 166482999_6 transaction shall be such as are customary for transactions of such type (as determined by the Borrower in good faith). “Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity. “Plan” means any “employee benefit plan” (as such term is defined in Section 3(3) of ERISA) established by the Borrower or, with respect to any such plan that is subject to Section 412 of the Code or Title IV of ERISA, any ERISA Affiliate. “Platform” has the meaning specified in Section 6.02. “Pledge Agreement” means the Third Amended and Restated Master Securities Pledge Agreement dated as of the Restatement Date executed in favor of the Administrative Agent, for the benefit of the Secured Parties, by each of the Loan Parties. “Primary Fee Letter” means that certain amended and restated fee letter, dated February 8, 2018, among the Borrower, Wells Fargo, Wells Fargo Securities, the other Arrangers and certain Affiliates of the other Arrangers party thereto. “PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time. “Public Lender” has the meaning specified in Section 6.02. “Qualified Equity Interests” means any Equity Interests that are not Disqualified Equity Interests. For purposes of this definition, “Disqualified Equity Interests” means any Equity Interests that, by their terms (or by the terms of any security or other Equity Interests into which such Equity Interests are convertible or for which they are exchangeable) or upon the happening of any event or condition: (a) mature or are mandatorily redeemable (other than solely for Qualified Equity Interests), pursuant to a sinking fund obligation or otherwise, (b) are redeemable, in whole or in part, at the option of the holder thereof (other than solely for Qualified Equity Interests), (c) provide for the scheduled payment of dividends in cash, or (d) are or become convertible into or exchangeable for Indebtedness or any other Equity Interests that would constitute Disqualified Equity Interests, in each case, prior to the date that is 91 days after the latest maturity date of any Loan hereunder; provided that if such Equity Interests (i) are issued pursuant to a plan for the benefit of the Borrower or its Subsidiaries to employees, such Equity Interests shall not constitute Disqualified Equity Interests solely because they may be required to be repurchased by the Borrower or its Subsidiaries in order to satisfy applicable statutory or regulatory obligations and (ii) contain a mandatory redemption or mandatory offer to repurchase in connection with a change of control or asset sale that requires the prior payment in full of, and termination of all commitments with respect to, the Obligations as a condition to such redemption or repurchase, such Equity Interests shall not constitute Disqualified Equity Interests solely because they contain such mandatory redemption or mandatory offer to repurchase. “Recipient” means (a) the Administrative Agent, (b) any Lender and (c) the L/C Issuer, as applicable. “Refinance” has the meaning specified in Section 2.19(a). “Refinancing Amendment” means an amendment to this Agreement (which may, at the option of the Administrative Agent and the Borrower, be in the form of an amendment and restatement of this 36 122373747_5 166482999_6

Agreement) providing for any Refinancing Term Loans pursuant to Section 2.19, which shall be consistent with the applicable provisions of this Agreement and otherwise reasonably satisfactory to the parties thereto. Each Refinancing Amendment shall be executed by the Administrative Agent, the Loan Parties and the other parties specified in Section 2.19 (but not any other Lender not specified in Section 2.19), but shall not affect any amendments that would require the consent of each affected Lender or all Lenders pursuant to Section 10.01. Any Refinancing Amendment may include conditions for delivery of opinions of counsel and other documentation consistent with the conditions in Section 4.01 and Section 7 of the Fifth Amendment, all to the extent reasonably requested by the Administrative Agent or the other parties to such Refinancing Amendment. “Refinancing Debt” has the meaning specified in Section 2.19(a). “Refinancing Effective Date” has the meaning specified in Section 2.19(a). “Refinancing Notes” has the meaning specified in Section 2.19(a). “Refinancing Term Lender” has the meaning specified in Section 2.19(a). “Refinancing Term Loan Amendment” has the meaning specified in Section 2.19(a). “Refinancing Term Loan Series” has the meaning specified in Section 2.19(a). “Refinancing Term Loans” has the meaning specified in Section 2.19(a). “Register” has the meaning specified in Section 10.06(c). “Reimbursement Revolving Credit Loan” means each Revolving Credit Loan that is made solely to reimburse an Unreimbursed Amount pursuant to Section 2.03(c) and which remains outstanding for no more than five (5) Business Days from the date such Revolving Credit Loan is made. “Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, advisors, trustees, administrators, managers and representatives of such Person and of such Person’s Affiliates. “Relevant Governmental Body” means the Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York or any successor thereto. “Replacement Revolving Commitment Series” has the meaning specified in Section 2.19(b). “Replacement Revolving Credit Commitments” has the meaning specified in Section 2.19(b). “Replacement Revolving Credit Effective Date” has the meaning specified in Section 2.19(b). “Replacement Revolving Facility Amendment” has the meaning specified in Section 2.19(b). “Replacement Revolving Lender” has the meaning specified in Section 2.19(b). “Replacement Revolving Loans” has the meaning specified in Section 2.19(b). “Reportable Event” means any of the events set forth in Section 4043(c) of ERISA, other than events for which the 30 day notice period to the PBGC has been waived. 37 122373747_5 166482999_6

“Request for Credit Extension” means (a) with respect to a Borrowing, conversion or continuation of Term B Loans or Revolving Credit Loans, a Committed Loan Notice, (b) with respect to an L/C Credit Extension, a Letter of Credit Application, and (c) with respect to a Swing Line Loan, a Swing Line Loan Notice. “Required Lenders” means, as of any date of determination, Lenders holding more than 50% of the sum of the (a) Total Outstandings (with the aggregate amount of each Revolving Credit Lender’s risk participation and funded participation in L/C Obligations and Swing Line Loans being deemed “held” by such Revolving Credit Lender for purposes of this definition); provided that, for the purposes of this definition, prior to the Delayed Draw Termination Date, the aggregate amount of the unfunded Term B-2 Commitment shall be deemed to be included in the Total Outstandings and (b) aggregate unused Revolving Credit Commitments; provided that the unused Revolving Credit Commitment of, and the portion of the Total Outstandings held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Lenders. “Required Pro Rata Lenders” means, as of any date of determination, Lenders holding more than 50% of the sum of the (a) aggregate Outstanding Amount of the Incremental Term Loans (other than Incremental Term B Loans), (b) the Total Revolving Credit Outstandings (with the aggregate amount of each Revolving Credit Lender’s risk participation and funded participation in L/C Obligations and Swing Line Loans being deemed “held” by such Revolving Credit Lender for purposes of this definition) and (c) aggregate unused Revolving Credit Commitments; provided that the unused Revolving Credit Commitment of, and the portion of the Outstanding Amount held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Lenders. “Required Revolving Credit Lenders” means, as of any date of determination, Revolving Credit Lenders holding more than 50% of the sum of the aggregate amount of the Revolving Credit Commitment; provided that if the Revolving Credit Commitment has been terminated, “Required Revolving Credit Lenders” means Revolving Credit Lenders holding more than 50% of the Total Revolving Credit Outstandings (with the aggregate amount of each Revolving Credit Lender’s risk participation and funded participation in L/C Obligations and Swing Line Loans being deemed “held” by such Revolving Credit Lender for purposes of this definition); provided, further, that the unused Revolving Credit Commitment of, and the portion of the Total Revolving Credit Outstandings held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Revolving Credit Lenders. “Required Term B Lenders” means, as of any date of determination and as to each applicable affected Class under the Term B Facility, Term B Lenders holding more than 50% of the Outstanding Amount of such Class; provided that the portion of the Outstanding Amount of such Class held or deemed held by any Defaulting Lender shall be excluded for purposes of making a determination of Required Term B Lenders); provided further that, for the purposes of this definition, prior to the Delayed Draw Termination Date, the aggregate amount of the unfunded Term B-2 Commitment shall be deemed to be included in the Outstanding Amount of the Initial Term B-2 Loans. “Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority. “Responsible Officer” means the chief executive officer, president, chief financial officer, chief administrative officer, principal accounting officer, treasurer, assistant treasurer or controller of a Loan Party and solely for purposes of the delivery of incumbency certificates pursuant to Section 4.01 or Section 7 of the Fifth Amendment, the secretary or any assistant secretary of a Loan Party. Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be 38 122373747_5 166482999_6 conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party. “Restatement Date” means the first date that all the conditions precedent in the Fifth Amendment are satisfied or waived. “Restatement Date Draw” has the meaning specified in Section 2.01(a)(ii). “Restatement Date Transactions” means collectively, (a) the ECS Acquisition, (b) the refinancing of certain Indebtedness of the Borrower and its Subsidiaries and the ECS Target and its Subsidiaries as contemplated by Section 7 of the Fifth Amendment, (c) the entering into and funding on the Restatement Date of the Restatement Date Draw and any amounts under the Revolving Credit Facility, and (d) the payment of fees, commissions, transaction costs and expenses incurred in connection with each of the foregoing. “Restricted Payment” means (a) any dividend or other distribution (whether in cash, securities or other property) with respect to any capital stock or other Equity Interest of any Person or any of its Subsidiaries, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, defeasance, acquisition, cancellation or termination of any such capital stock or other Equity Interest, or on account of any return of capital to any Person’s stockholders, partners or members (or the equivalent of any thereof), or any option, warrant or other right to acquire any such dividend or other distribution or payment, and (b) any payment or prepayment of principal of or any redemption, purchase, defeasance or other satisfaction of any Junior Indebtedness prior to the scheduled maturity thereof. For the avoidance of doubt, the payment of interest under any Permitted Convertible Indebtedness shall not constitute a Restricted Payment. “Retained Excess Cash Flow” means the cumulative amount equal to the sum of (a) $184,622,826 plus (b) the products obtained for each Excess Cash Flow Period of the Borrower ending on or after December 31, 2018, of (i) 100% minus the ECF Percentage for the applicable Excess Cash Flow Period multiplied by (ii) Excess Cash Flow for such Excess Cash Flow Period. “Revolving Credit Borrowing” means a borrowing consisting of simultaneous Revolving Credit Loans of the same Type and, in the case of Eurodollar RateSOFR Loans, having the same Interest Period made by each of the Revolving Credit Lenders pursuant to Section 2.01(b). “Revolving Credit Commitment” means, as to each Revolving Credit Lender, its obligation to (a) make Revolving Credit Loans to the Borrower pursuant to Section 2.01(b), (b) purchase participations in L/C Obligations, and (c) purchase participations in Swing Line Loans, in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender’s name on the Register, as such amount may be adjusted from time to time in accordance with this Agreement. “Revolving Credit Facility” means, at any time, the aggregate amount of the Revolving Credit Lenders’ Revolving Credit Commitments at such time. The aggregate principal amount of the Revolving Credit Facility on the SixthNinth Amendment Date is $250,000,000460,000,000. “Revolving Credit Facility Increase” has the meaning specified in Section 2.14(a)(ii). “Revolving Credit Lender” means, at any time, (a) so long as any Revolving Credit Commitment is in effect, any Lender that has a Revolving Credit Commitment at such time or (b) if the Revolving 39 122373747_5 166482999_6

Credit Commitments have been terminated or expired, any Lender that has a Revolving Credit Loan or a participation in L/C Obligations or Swing Line Loans. “Revolving Credit Loan” has the meaning specified in Section 2.01(b). “Revolving Credit Maturity Date” means November 22, 2024; provided, however, that if such date is not a Business Day, the Revolving Credit Maturity Date shall be the next preceding Business Day. “Revolving Credit Note” means a promissory note made by the Borrower in favor of a Revolving Credit Lender evidencing Revolving Credit Loans made by such Revolving Credit Lender, substantially in the form of Exhibit C-2. “S&P” means Standard & Poor’s Financial Services, LLC, a subsidiary of The McGraw-Hill Companies, Inc., and any successor thereto. “Sanctioned Country” means, at any time, a country, region or territory which is itself the subject or target of any Sanctions (including, as of the Restatement Date, Cuba, Iran, North Korea, Sudan, Syria and Crimea). “Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by OFAC (including, without limitation, OFAC’s Specially Designated Nationals and Blocked Persons List and OFAC’s Consolidated Non-SDN List), the U.S. Department of State, the United Nations Security Council, the European Union, HerHis Majesty’s Treasury, or other relevant sanctions authority, (b) any Person operating, organized or resident in a Sanctioned Country or (c) any Person owned or controlled by any such Person or Persons described in clauses (a) and (b), including a Person that is deemed by OFAC to be a Sanctions target based on the ownership of such legal entity by Sanctioned Person(s). “Sanctions” means any and all economic or financial sanctions, sectoral sanctions, secondary sanctions, trade embargoes and anti-terrorism laws, including but not limited to those imposed, administered or enforced from time to time by the U.S. government (including those administered by OFAC or the U.S. Department of State), the United Nations Security Council, the European Union, HerHis Majesty’s Treasury, or other relevant sanctions authority with jurisdiction over any Lender, the Borrower or any of its Subsidiaries or Affiliates. “SEC” means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions. “Secured Cash Management Agreement” means any Cash Management Agreement that is entered into by and between any Loan Party and any Cash Management Bank. “Secured Hedge Agreement” means any Swap Contract required or permitted under Article 6 or 7 that is entered into by and between any Loan Party and any Hedge Bank. “Secured Leverage Ratio Increase” has the meaning specified in Section 7.11. “Secured Obligations” means, collectively, (a) the Obligations and (b) all existing or future payment and other obligations owing by any Loan Party under (i) any Secured Hedge Agreement (other than any Excluded Swap Obligation) and (ii) any Secured Cash Management Agreement. 40 122373747_5 166482999_6

“Secured Parties” means, collectively, the Administrative Agent, the Lenders, the L/C Issuer, the Hedge Banks, the Cash Management Banks, each co-agent or sub-agent appointed by the Administrative Agent from time to time pursuant to Section 9.05, and the other Persons the Secured Obligations owing to which are or are purported to be secured by the Collateral under the terms of the Collateral Documents. “Security Agreement” means the Third Amended and Restated Security Agreement dated as of the Restatement Date executed in favor of the Administrative Agent, for the benefit of the Secured Parties, by each of the Loan Parties. “Sixth Amendment” means the Sixth Amendment to this Agreement, dated as of the Sixth Amendment Date by and among the Borrower, the Lenders party thereto and the Administrative Agent. “Sixth Amendment Date” means November 22, 2019. “SOFR” with respectmeans a rate equal to any day means the secured overnight financing rate published for such dayas administered by the SOFR Administrator. “SOFR Administrator” means the Federal Reserve Bank of New York, as the administrator of the benchmark, (or a successor administrator) on the Federal Reserve Bank of New York’s Website of the secured overnight financing rate). “SOFR Loan” means any Loan bearing interest at a rate based on Adjusted Term SOFR, other than pursuant to clause (c) of the definition of “Base Rate”. “Solvent” and “Solvency” mean, with respect to any Person or Persons on any date of determination, that on such date (a) the fair value of the property of such Person or Persons is greater than the total amount of liabilities, including contingent liabilities, of such Person or Persons, (b) the present fair salable value of the assets of such Person or Persons is not less than the amount that will be required to pay the probable liability of such Person or Persons on its or their debts as they become absolute and matured, (c) such Person or Persons do(es) not intend to, and do(es) not believe that it or they will, incur debts or liabilities beyond such Person’s or Persons’ ability to pay such debts and liabilities as they mature, (d) such Person or Persons are not engaged in business or a transaction, and are not about to engage in business or a transaction, for which such Person’s or Persons’ property would constitute an unreasonably small capital, and (e) such Person or Persons are able to pay its or their debts and liabilities, contingent obligations and other commitments as they mature in the ordinary course of business. The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability. “Specified Default” means an Event of Default arising under Section 8.01(a) or 8.01(f). “Specified Representations” means the representations and warranties set forth in the Loan Documents relating to corporate existence of the Loan Parties and good standing of the Loan Parties in their respective jurisdictions of organization; power and authority, due authorization, execution and delivery and enforceability, in each case, relating to the Loan Parties entering into and performance of the Loan Documents; no conflicts with or consents under the Loan Parties’ Organization Documents or material applicable Law (in each case, as they relate to the entering into and performance of the Loan Documents); Solvency of the Borrower and its Subsidiaries, taken as a whole, as of the Closing Date (after giving effect to the Transactions); use of proceeds of the Facilities on the Closing Date; Federal Reserve margin regulations; the Investment Company Act; the Act; OFAC; FCPA, creation, validity and 41 122373747_5 166482999_6 perfection of security interests in the Collateral; and the status of the Facilities and the guaranties thereof as senior debt (or equivalent term). “Subordinated Indebtedness” means the collective reference to any unsecured Indebtedness incurred by the Borrower or any of its Subsidiaries after the Restatement Date (and any Guarantee thereof) that (a) is subordinated in right and time of payment to the Obligations on terms and conditions reasonably satisfactory to the Administrative Agent and (b) otherwise meets the requirements specified in clauses (C) through (F) of Section 7.02(j)(i). “Subsidiary” of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of the Borrower. “Subsidiary Guarantors” collectively, all direct and indirect Subsidiaries of the Borrower in existence as of the Restatement Date and each other Subsidiary of the Borrower that shall be required to execute and deliver a guaranty or guaranty supplement pursuant to Section 6.12. Notwithstanding the foregoing or any contrary provision herein or in any other Loan Document, no Excluded Foreign Subsidiary or Immaterial Subsidiary shall be required to be a Subsidiary Guarantor except to the extent required pursuant to Section 6.12(a). “Suspension Period” means any time during which no Revolving Credit Loans, Swing Line Loans or Letters of Credit are then outstanding (other than (a) undrawn Letters of Credit in an aggregate amount of up to $20,000,000, (b) Letters of Credit which have been Cash Collateralized in amount not less than the Minimum Collateral Amount and (c) Reimbursement Revolving Credit Loans in an aggregate amount not to exceed $10,000,000). “Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement. For the avoidance of doubt, the term “Swap Contract” shall not include the agreements and arrangements entered into to effect a Permitted Bond Hedge Transaction or a Permitted Warrant Transaction. “Swap Obligation” means, with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act. 42 122373747_5 166482999_6

“Swap Termination Value” means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Swap Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts (which may include a Lender or any Affiliate of a Lender). “Swing Line Borrowing” means a borrowing of a Swing Line Loan pursuant to Section 2.04. “Swing Line Lender” means Wells Fargo, in its capacity as the provider of Swing Line Loans, or any successor swing line lender in such capacity hereunder. “Swing Line Loan” has the meaning specified in Section 2.04(a). “Swing Line Loan Notice” means a notice of a Swing Line Borrowing pursuant to Section 2.04(b), which, if in writing, shall be substantially in the form of Exhibit B. “Swing Line Note” means a promissory note made by the Borrower in favor of the Swing Line Lender, evidencing Swing Line Loans made by the Swing Line Lender, substantially in the form of Exhibit C-3. “Swing Line Sublimit” means an amount equal to the lesser of (a) $20,000,000 and (b) the Revolving Credit Facility. The Swing Line Sublimit is part of, and not in addition to, the Revolving Credit Facility. “Synthetic Lease Obligation” means the monetary obligation of a Person under (a) a so-called synthetic, off-balance sheet or tax retention lease, or (b) an agreement for the use or possession of property (including sale and leaseback transactions), in each case, creating obligations that do not appear on the balance sheet of such Person but which, upon the application of any Debtor Relief Laws to such Person, would be characterized as the indebtedness of such Person (without regard to accounting treatment). “Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto. “Term B Borrowing” means a borrowing consisting of simultaneous Initial Term B Loans or Incremental Term B Loans of the same Type and, in the case of Eurodollar RateSOFR Loans, having the same Interest Period made by each of the applicable Term B Lenders pursuant to Section 2.01(a) or the applicable Incremental Amendment, as the case may be. “Term B Commitment” means, as to each Term B Lender, its obligation to make (a) Initial Term B-2 Loans to the Borrower pursuant to Section 2.01(a) in an aggregate principal amount at any one time outstanding not to exceed the Term B-2 Commitment of such Term B Lender and/or (b) Incremental Term B Loans to the Borrower on the applicable Increase Effective Date pursuant to Section 2.14 in an aggregate principal amount not to exceed the amount set forth opposite such Term B Lender’s name on the Register, in each case as such amount may be adjusted from time to time in accordance with this Agreement. 43 122373747_5 166482999_6

“Term B Facility” means, at any time, the combined reference to the aggregate principal amount of the Initial Term B-1 Loans of all Term B-1 Lenders outstanding at such time, the Term B-2 Facility at such time, the Initial Term B-3 Loans of all Term B-3 Lenders outstanding at such time and any Incremental Term B Loans at such time. The Term B Facility shall include each facility providing for the borrowing of Extended Term Loans and each facility providing for the borrowing of Refinancing Term Loans in respect of the foregoing. The aggregate principal amount of the Term B Facility on the Sixth Amendment Date is $490,800,000. “Term B Lenders” means the collective reference to the Term B-1 Lenders, the Term B-2 Lenders, the Term B-3 Lenders and “Term B Lender” means any of such Term B Lenders. “Term B Loans” means the Initial Term B Loans and, if applicable, the Incremental Term B Loans and any Extended Term Loans and/or Refinancing Term Loans in respect of the foregoing, and “Term B Loan” means any of such Term B Loans. “Term B-1 Lender” means, at any time, any Lender that holds outstanding Initial Term B-1 Loans at such time. “Term B-1 Maturity Date” means June 5, 2022; provided, however, that if such date is not a Business Day, the Term B-1 Maturity Date shall be the next preceding Business Day. “Term B-1 Note” means a promissory note made by the Borrower in favor of a Term B-1 Lender evidencing Initial Term B-1 Loans made by such Term B-1 Lender, substantially in the form of Exhibit C-1-A. “Term B-2 Commitment” means, as to each Term B-2 Lender, its obligation to make (a) Initial Term B-2 Loans to the Borrower pursuant to Section 2.01(a)(ii) in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Term B-2 Lender’s name on the Register, as such amount may be adjusted from time to time in accordance with this Agreement. “Term B-2 Facility” means, at any time, (a) on or prior to the Restatement Date, the aggregate amount of the Term B-2 Commitments at such time, (b) on or prior to the Delayed Draw Termination Date, the aggregate amount of the Term B-2 Commitments at such time and the aggregate principal amount of the Initial Term B-2 Loans of all Term B-2 Lenders outstanding at such time and (c) thereafter, the aggregate principal amount of the Initial Term B-2 Loans of all Term B-2 Lenders outstanding at such time. The aggregate principal amount of the Term B-2 Facility on the Restatement Date is $822,000,000. “Term B-2 Lender” means (a) at any time on or prior to the initial funding on the Restatement Date, any Lender that has a Term B-2 Commitment at such time and (b) at any time after the initial funding on the Restatement Date, any Lender that holds outstanding Initial Term B-2 Loans at such time. “Term B-2 Maturity Date” means April 2, 2025; provided, however, that if such date is not a Business Day, the Term B-2 Maturity Date shall be the next preceding Business Day. “Term B-2 Note” means a promissory note made by the Borrower in favor of a Term B-2 Lender evidencing Initial Term B-2 Loans made by such Term B-2 Lender, substantially in the form of Exhibit C-1-B. “Term B-3 Commitment” means, as to each Term B-3 Lender, its obligation to make (a) Initial Term B-3 Loans to the Borrower pursuant to Section 2.01(a)(iii) in an aggregate principal amount at any 44 122373747_5 166482999_6 one time outstanding not to exceed the amount set forth opposite such Term B-3 Lender’s name on the Register, as such amount may be adjusted from time to time in accordance with this Agreement. “Term B-3 Facility” means, at any time, (a) on or prior to the Sixth Amendment Date, the aggregate amount of the Term B-3 Commitments at such time, and (b) thereafter, the aggregate principal amount of the Initial Term B-3 Loans of all Term B-3 Lenders outstanding at such time. The aggregate principal amount of the Term B-3 Facility on the Sixth Amendment Date is $490,800,000. “Term B-3 Lender” means (a) at any time on or prior to the initial funding on the Sixth Amendment Date, any Lender that has a Term B-3 Commitment at such time and (b) at any time after the initial funding on the Sixth Amendment Date, any Lender that holds outstanding Initial Term B-3 Loans at such time. “Term B-3 Maturity Date” means April 2, 2025; provided, however, that if such date is not a Business Day, the Term B-3 Maturity Date shall be the next preceding Business Day. “Term B-3 Note” means a promissory note made by the Borrower in favor of a Term B-3 Lender evidencing Initial Term B-3 Loans made by such Term B-3 Lender, substantially in the form of Exhibit C-1-C. “Term Loans” means, collectively, the Initial Term B Loans and all Incremental Term Loans, all Extended Term Loans and all Refinancing Term Loans, and “Term Loan” means any of such Term Loans. “Term SOFR” means, (a) for any calculation with respect to a SOFR Loan, the Term SOFR Reference Rate for a tenor comparable to the applicable Interest Period on the day (such day, the “Periodic Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to the first day of such Interest Period, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (Eastern time) on any Periodic Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Periodic Term SOFR Determination Day, and (b) for any calculation with respect to a Base Rate Loan on any day, the Term SOFR Reference Rate for a tenor of one month on the day (such day, the “Base Rate Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to such day, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (Eastern time) on any Base Rate Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three 45 122373747_5 166482999_6

(3) U.S. Government Securities Business Days prior to such Base Rate Term SOFR Determination Day. “Term SOFR Adjustment” means a percentage equal to 0.10% per annum. “Term SOFR Administrator” means CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by the Administrative Agent in its reasonable discretion). “Term SOFR Reference Rate” means the forward-looking term rate based on SOFR that has been selected or recommended by the Relevant Governmental Body. “Threshold Amount” means $25,000,000. “Total Outstandings” means the aggregate Outstanding Amount of all Loans and all L/C Obligations. “Total Revolving Credit Outstandings” means the aggregate Outstanding Amount of all Revolving Credit Loans, Swing Line Loans and L/C Obligations. “Transactions” means, collectively, (a) the Creative Circle Acquisition, (b) the refinancing of certain indebtedness of the Borrower and its Subsidiaries and the Creative Circle Target and its Subsidiaries as contemplated by Section 4.01(g), (c) the entering into and funding on the Closing Date of the Term B Facility and the Revolving Credit Facility, and (d) the payment of fees, commissions, transaction costs and expenses incurred in connection with each of the foregoing. “Transformative Acquisition/Investment” means any Acquisition or Investment by the Borrower or any of its Subsidiaries that is (a) not permitted by the terms of the Loan Documents immediately prior to the consummation of such Acquisition or Investment or (b) if permitted by the terms of the Loan Documents immediately prior to the consummation of such Acquisition or Investment, the Loan Documents would not provide the Borrower and its Subsidiaries with adequate flexibility for the continuation and/or expansion of their combined operations following such consummation, as determined by the Borrower in good faith. “Type” means, with respect to a Loan, its character as a Base Rate Loan or a Eurodollar RateSOFR Loan. “UCC” means the Uniform Commercial Code as in effect in the State of New York; provided that, if perfection or the effect of perfection or non-perfection or the priority of any security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, “UCC” means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority. “UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms. 46 122373747_5 166482999_6

“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution. “Unadjusted Benchmark Replacement” means the Benchmark Replacement excluding the Benchmark Replacement Adjustment. “Unfunded Pension Liability” means the excess of a Pension Plan’s benefit liabilities under Section 4001(a)(16) of ERISA, over the current value of that Pension Plan’s assets, determined in accordance with the assumptions used for funding the Pension Plan pursuant to Section 412 of the Code for the applicable plan year. “United States” and “U.S.” mean the United States of America. “Unreimbursed Amount” has the meaning specified in Section 2.03(c)(i). “U.S. Government Securities Business Day” means any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities; provided, that for purposes of notice requirements in Sections 2.02 and 2.05, in each case, such day is also a Business Day. “U.S. Person” means any Person that is a “United States person” as defined in Section 7701(a)(30) of the Code. “U.S. Tax Compliance Certificate” has the meaning specified in Section 3.01(f). “Wells Fargo” means Wells Fargo Bank, National Association, a national banking association. “Wells Fargo Securities” means Wells Fargo Securities, LLC. “Withholding Agent” means any Loan Party and/or the Administrative Agent. “Write-Down and Conversion Powers” means (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. 1.02 Other Interpretive Provisions. With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document: (a) The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise, (i) any definition of or 47 122373747_5 166482999_6 reference to any agreement, instrument or other document (including any Organization Document) shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or in any other Loan Document), (ii) any reference herein to any Person shall be construed to include such Person’s successors and permitted assigns, (iii) the words “herein,” “hereof” and “hereunder,” and words of similar import when used in any Loan Document, shall be construed to refer to such Loan Document in its entirety and not to any particular provision thereof, (iv) all references in a Loan Document to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, the Loan Document in which such references appear, (v) any reference to any law shall include all statutory and regulatory provisions consolidating, amending, replacing or interpreting such law and any reference to any law or regulation shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time and (vi) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights. (b) In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including;” the words “to” and “until” each mean “to but excluding;” and the word “through” means “to and including.” (c) Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Loan Document. 1.03 Accounting Terms. (a) Generally. All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP applied on a consistent basis, as in effect from time to time, applied in a manner consistent with that used in preparing the Borrower Audited Financial Statements, except as otherwise required by the SEC or accounting principles promulgated by the SEC, and provided, however, that the Borrower may make elective changes in how the Borrower applies GAAP so long as the Borrower provides prior written notice of such change to the Administrative Agent and provides such information with respect to such change and the effects thereof as may be reasonably requested by the Administrative Agent. Notwithstanding the foregoing, for purposes of determining compliance with any covenant (including the computation of any financial covenant) contained herein, the effects of Accounting Standards Codification of the Financial Accounting Standards Board (“FASB ASC”) 825 and FASB ASC 470-20 (or any similar accounting principle permitting a Person to value its financial liabilities or Indebtedness at the fair value thereof) on financial liabilities shall be disregarded. For the avoidance of doubt, and without limitation of the foregoing, Permitted Convertible Indebtedness shall at all times prior to the repurchase, conversion or payment thereof be valued at the full stated principal amount thereof and shall not include any reduction or appreciation in value of the shares and/or cash deliverable upon conversion thereof. 48 122373747_5 166482999_6

(b) Changes in GAAP. (i) If at any time any change in GAAP or any elective change permitted by Section 1.03(a) in how the Borrower applies GAAP would affect the computation of any financial ratio or requirement set forth in any Loan Document, and any of the Borrower, the Required Revolving Credit Lenders or the Required Lenders shall so request, the Administrative Agent, the Lenders and the Borrower shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Lenders and the Borrower); provided that, until so amended, (A) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (B) the Borrower shall provide to the Administrative Agent and the Lenders financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP; provided further that, unless a breach of Section 7.11 has become an Event of Default with respect to the Term B Loans in accordance with Section 8.01, any such amendment shall not affect the computation of any financial ratio or requirement in, and for the purposes of, Section 7.11 until approved in writing by the Required Pro Rata Lenders. (ii) Notwithstanding anything to the contrary contained in this Section 1.03 or the definition of “Capitalized Leases”, in the event of an accounting change requiring all leases to be capitalized, only those leases that would have constituted capital leases or finance leases on the date hereof (assuming for purposes hereof that they were in existence on the date hereof) shall be considered capital leases or finance leases, and all calculations and deliverables under this Agreement or any other Loan Document shall be made in accordance therewith (provided that all financial statements delivered to the Administrative Agent in accordance with the terms of this Agreement after the date of such accounting change shall contain a schedule showing the adjustments necessary to reconcile such financial statements with GAAP as in effect immediately prior to such accounting change). 1.04 Rounding. Any financial ratios required to be maintained by the Borrower pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number). 1.05 Times of Day. Unless otherwise specified, all references herein to times of day shall be references to Pacific time (daylight or standard, as applicable). 1.06 Letter of Credit Amounts. Unless otherwise specified herein, the amount of a Letter of Credit at any time shall be deemed to be the stated amount of such Letter of Credit in effect at such time; provided, however, that with respect to any Letter of Credit that, by its terms or the terms of any Issuer Document related thereto, provides for one or more automatic increases in the stated amount thereof, the amount of such Letter of Credit shall be deemed to be the maximum stated amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum stated amount is in effect at such time. 1.07 Limited Condition Transactions. In the event that the Borrower notifies the Administrative Agent in writing that any proposed Acquisition, Investment or redemption, repurchase, defeasance, satisfaction and discharge or repayment of Indebtedness is a Limited Condition Transaction and that the Borrower wishes to test the conditions to such Limited Condition Transaction and any Indebtedness being incurred substantially concurrently with such Limited Condition Transaction that is to 49 122373747_5 166482999_6 be used solely to finance such Limited Condition Transaction and any related transaction costs and expenses incurred in connection with such Limited Condition Transaction in accordance with this Section (such notification, a “LCT Election”), then, so long as agreed to by the lenders providing such Indebtedness (if any), the following provisions shall apply: (a) any condition to such Limited Condition Transaction or such Indebtedness that requires that no Default or Event of Default shall have occurred and be continuing at the time of such Limited Condition Transaction or the incurrence of such Indebtedness, shall be satisfied if (i) no Default or Event of Default shall have occurred and be continuing at the time of the execution of the definitive agreements governing such Limited Condition Transaction (such date, the “LCT Test Date”) and (ii) no Specified Default shall have occurred and be continuing both before and after giving effect to such Limited Condition Transaction and any Indebtedness incurred in connection therewith (including such additional Indebtedness); (b) any financial ratio test (including any such test calculated in determining amounts under baskets) or financial condition to such Limited Condition Transaction or such Indebtedness shall be tested on the LCT Test Date; (c) except as provided in the next sentence, if the Borrower has made an LCT Election, then in connection with any subsequent calculation of any ratio or basket on or following the relevant date of execution of the definitive agreement with respect to such Limited Condition Transaction and prior to the earlier of (i) the date on which such Limited Condition Transaction is consummated or (ii) the date that the definitive agreement for such Limited Condition Transaction is terminated or expires without consummation of such Limited Condition Transaction, any such ratio or basket shall be required to be satisfied on a pro forma basis assuming such Limited Condition Transaction and other transactions in connection therewith (including the incurrence or assumption of Indebtedness and the use of proceeds thereof) have been consummated. Notwithstanding the foregoing, any calculation of a ratio in connection with (x) determining the Applicable Rate and determining whether or not the Borrower is in compliance with the financial covenant set forth in Section 7.11 shall, in each case be calculated assuming such Limited Condition Transaction and other transactions in connection therewith (including the incurrence or assumption of Indebtedness) have not been consummated and (y) determining whether the Borrower or its Subsidiaries may make a Restricted Payment shall be calculated (1) on a pro forma basis assuming such Limited Condition Transaction and other transactions in connection therewith (including the incurrence or assumption of Indebtedness and the use of proceeds thereof) have been consummated and (2) assuming such Limited Condition Transaction and other transactions in connection therewith (including the incurrence or assumption of Indebtedness and the use of proceeds thereof) have not been consummated. For the avoidance of doubt, if the Borrower has made an LCT Election and any of the ratios or baskets for which compliance was determined or tested as of the LCT Test Date are exceeded as a result of fluctuations in any such ratio or basket (including due to fluctuations of the target of any Limited Condition Transaction) after the LCT Test Date, but at or prior to the consummation of the Limited Condition Transaction, such basket or ratio will not be deemed to have been exceeded as a result of such fluctuations; and (d) with respect to any incurrence of Indebtedness, the proceeds of which are being used to finance a substantially concurrent Acquisition (and the related transaction costs) that is a Limited Condition Transaction subject to customary “funds certain provisions”, any requirement under this Agreement or any other Loan Document that the representations and warranties be true and correct as a condition precedent to such Acquisition or the incurrence and the availability of such Indebtedness may, if agreed to by the applicable lenders providing such Indebtedness, be limited to those representations and warranties, the accuracy of which is customarily included as a condition precedent to the incurrence or availability of third party acquisition financings that are subject to customary “funds certain provisions” 50 122373747_5 166482999_6

(including, without limitation, certain specified representations and warranties under this Agreement and the representations and warranties under the relevant agreement governing such Acquisition that are material to the lenders providing such Indebtedness to the extent that the Borrower or its applicable Subsidiary has the right to terminate its obligations under such agreement or otherwise decline to close such Acquisition as a result of the failure of such representations and warranties to be true and correct), so long as all representations and warranties in this Agreement and the other Loan Documents are true and correct at the time of execution of the relevant agreement governing such Acquisition, The foregoing provisions shall apply with similar effect during the pendency of multiple Limited Condition Transactions such that each of the possible scenarios is separately tested. Notwithstanding anything to the contrary herein, in no event shall there be more than two Limited Condition Transactions at any time outstanding. 1.08 Rates. The interest rate on Eurodollar Rate Loans and Base Rate Loans (when determined by reference to clause (c) of the definition of Base Rate) may be determined by reference to the Eurodollar Rate, which is derived from the London interbank offered rate. The London interbank offered rate is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, ICE Benchmark Administration (“IBA”), the administrator of the London interbank offered rate, and the Financial Conduct Authority (the “FCA”), the regulatory supervisor of IBA, announced in public statements (the “Announcements”) that the final publication or representativeness date for the London interbank offered rate for Dollars for: (a) 1-week and 2-month tenor settings will be December 31, 2021 and (b) overnight, 1-month, 3-month, 6-month and 12-month tenor settings will be June 30, 2023. No successor administrator for IBA was identified in such Announcements. As a result, it is possible that commencing immediately after such dates, the London interbank offered rate for such tenors may no longer be available or may no longer be deemed a representative reference rate upon which to determine the interest rate on Eurodollar Rate Loans or Base Rate Loans (when determined by reference to clause (c) of the definition of Base Rate). There is no assurance that the dates set forth in the Announcements will not change or that IBA or the FCA will not take further action that could impact the availability, composition or characteristics of any London interbank offered rate. Public and private sector industry initiatives have been and continue, as of the date hereof, to be underway to implement new or alternative reference rates to be used in place of the London interbank offered rate. In the event that the London interbank offered rate or any other then-current benchmark is no longer available or in certain other circumstances set forth in Section 3.03(b), such Section 3.03(b) provides a mechanism for determining an alternative rate of interest. The Administrative Agent will notify the Borrower, pursuant to Section 3.03(b), of any change to the reference rate upon which the interest rate on Eurodollar Rate Loans and Base Rate Loans (when determined by reference to clause (c) of the definition of Base Rate) is based. However, the Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, (ia) the continuation of, administration of, submission of, calculation of or any other matter related to the London interbank offered rate or otherTerm SOFR Reference Rate, Adjusted Term SOFR or Term SOFR, or any component definition thereof or rates referred to in the definition of “Eurodollar Rate”thereof, or with respect to any alternative, comparable or successor rate thereto, or replacement rate thereofthereto (including any then-current benchmark or any Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement reference rate (including any Benchmark Replacement), as it may or may not be adjusted pursuant to Section 3.03(b), will be similar to, or produce the same value or economic equivalence of, Eurodollar Rate or any other benchmark, or have the same volume or liquidity as did, the London interbank offered rateTerm SOFR Reference Rate, Adjusted Term SOFR, Term SOFR or any other benchmarkBenchmark prior to its discontinuance or unavailability, or (iib) the effect, implementation or composition of any Benchmark Replacement Conforming Changes. The Administrative Agent and its Affiliates or other related entities may engage in transactions that affect the calculation of the Term SOFR Reference Rate, 51 122373747_5 166482999_6

Adjusted Term SOFR, Term SOFR, any alternative, successor or replacement rate (including any Benchmark Replacement) or any relevant adjustments thereto and such transactions may be adverse to the Borrower. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain the Term SOFR Reference Rate, Adjusted Term SOFR or Term SOFR, or any other Benchmark, any component definition thereof or rates referred to in the definition thereof, in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrower, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service. 1.09 Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Equity Interests at such time. ARTICLE 2 THE COMMITMENTS AND CREDIT EXTENSIONS 2.01 The Loans. (a) Initial Term B Loans. (i) On the Closing Date, certain Lenders hereunder made a single loan to the Borrower (each such loan, an “Initial Term B-1 Loan”). As of the Restatement Date the aggregate outstanding principal amount of the Initial Term B-1 Loan is $578,000,000. (ii) Subject to the terms and conditions set forth herein, each Term B-2 Lender as of the Restatement Date severally agrees to make a single loan (each such loan, an “Initial Term B-2 Loan”) in Dollars to the Borrower in an amount equal to such Term B-2 Lender’s Applicable Percentage of the Term B-2 Facility in up to two (2) draws as requested by the Borrower, in accordance with the terms of Section 2.02 (the first of such draws, to be made on the Restatement Date, the “Restatement Date Draw” and the subsequent draw made thereafter, the “Delayed Draw”); provided that (A) the Restatement Date Draw shall be permitted to be made in an aggregate principal amount equal to the aggregate amount of the Term B-2 Commitments of all the Lenders on the Restatement Date, (B) the Delayed Draw may be requested by the Borrower at any time after the Restatement Date in an aggregate principal amount up to the then available Term B-2 Commitment of all the Lenders, but in no event later than the Delayed Draw Termination Date and (C) each Lender’s unfunded Term B-2 Commitment shall terminate automatically on the Delayed Draw Termination Date. (iii) Subject to the terms and conditions set forth herein and in the Sixth Amendment, each Term B-3 Lender as of the Sixth Amendment Date severally agrees to make a single loan (each such loan, an “Initial Term B-3 Loan”) in Dollars to the Borrower in an amount equal to such Term B-3 Lender’s Applicable Percentage of the Term B-3 Facility in accordance with the terms and provisions of the Sixth Amendment. (iv) Each Term B Borrowing of Initial Term B Loans shall consist of Initial Term B Loans made simultaneously by the applicable Term B Lenders. 52 122373747_5 166482999_6

(v) Amounts borrowed under this Section 2.01(a) and repaid or prepaid may not be reborrowed. Initial Term B Loans may be Base Rate Loans or ~~Eurodollar Rate~~SOFR Loans, as further provided herein.

(b) The Revolving Credit Borrowings. Subject to the terms and conditions set forth herein, each Revolving Credit Lender severally agrees to make loans (each such loan, a "Revolving Credit Loan") in Dollars to the Borrower from time to time, on any Business Day during the Availability Period, in an aggregate amount not to exceed at any time outstanding the amount of such Revolving Credit Lender's Revolving Credit Commitment; provided, however, that after giving effect to any Revolving Credit Borrowing, (i) the Total Revolving Credit Outstandings shall not exceed the Revolving Credit Facility, and (ii) the aggregate Outstanding Amount of the Revolving Credit Loans of any Lender, plus such Revolving Credit Lender's Applicable Revolving Credit Percentage of the Outstanding Amount of all L/C Obligations, plus such Revolving Credit Lender's Applicable Revolving Credit Percentage of the Outstanding Amount of all Swing Line Loans shall not exceed such Revolving Credit Lender's Revolving Credit Commitment. Within the limits of each Revolving Credit Lender's Revolving Credit Commitment, and subject to the other terms and conditions hereof, the Borrower may borrow under this Section 2.01(b), prepay under Section 2.05, and reborrow under this Section 2.01(b). Revolving Credit Loans may be Base Rate Loans or ~~Eurodollar Rate~~SOFR Loans, as further provided herein. Notwithstanding anything herein to the contrary, the Revolving Credit Facility shall be undrawn on the Restatement Date, other than (i) up to $15,000,000 of Revolving Credit Loans made on the Restatement Date, (ii) Existing Letters of Credit and (iii) Letters of Credit issued on the Restatement Date in order to backstop or replace letters of credit of the ECS Target and its Subsidiaries that are outstanding on the Restatement Date.

2.02 Borrowings, Conversions and Continuations of Loans.

(a) Each Term B Borrowing, each Revolving Credit Borrowing, each conversion of Term B Loans or Revolving Credit Loans from one Type to the other, and each continuation of ~~Eurodollar Rate~~SOFR Loans shall be made upon the Borrower's irrevocable notice to the Administrative Agent, which may be given by telephone. Each such notice must be received by the Administrative Agent not later than 11:00 a.m. (i) three U.S. Government Securities Business Days prior to the requested date of any Borrowing of, conversion to or continuation of ~~Eurodollar Rate~~SOFR Loans or of any conversion of ~~Eurodollar Rate~~SOFR Loans to Base Rate Loans, and (ii) on the requested date of any Borrowing of Base Rate Loans; provided, however, that if the Borrower wishes to request ~~Eurodollar Rate~~SOFR Loans having an Interest Period of twelve months in duration as provided in the definition of "Interest Period," the applicable notice must be received by the Administrative Agent not later than 11:00 a.m. four U.S. Government Securities Business Days prior to the requested date of such Borrowing, conversion or continuation, whereupon the Administrative Agent shall give prompt notice to the Appropriate Lenders of such request and determine whether the requested Interest Period is acceptable to all of them and not later than 11:00 a.m., three U.S. Government Securities Business Days before the requested date of such Borrowing, conversion or continuation, the Administrative Agent shall notify the Borrower (which notice may be by telephone) whether or not the requested twelve month Interest Period has been consented to by all the Appropriate Lenders. Each telephonic notice by the Borrower pursuant to this Section 2.02(a) must be confirmed promptly by delivery to the Administrative Agent of a written Committed Loan Notice, appropriately completed and signed by a Responsible Officer of the Borrower. Each Term B Borrowing of, conversion to or continuation of ~~Eurodollar Rate~~SOFR Loans shall be in a principal amount of $5,000,000 or a whole multiple of $500,000 in excess thereof (or, if less, the remaining principal amount of the Term B Commitment). Each Revolving Credit Borrowing of, conversion to or continuation of ~~Eurodollar Rate~~SOFR Loans shall be in a principal amount of $5,000,000 or a whole multiple of $500,000 in excess thereof (or, if less the remaining principal amount of the Revolving Credit Commitment). Each Term B Borrowing of or conversion to Base Rate Loans shall be in a principal

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amount of $500,000 or a whole multiple of $100,000 in excess thereof (or, if less the remaining principal amount of the Term B Commitment). Except as provided in Sections 2.03(c) and 2.04(c), each Revolving Credit Borrowing of or conversion to Base Rate Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof (or, if less the remaining principal amount of the Revolving Credit Commitment). Each Committed Loan Notice (whether telephonic or written) shall specify (i) whether the Borrower is requesting a Term B Borrowing, a Revolving Credit Borrowing, a conversion of Term B Loans or Revolving Credit Loans from one Type to the other, or a continuation of ~~Eurodollar Rate~~SOFR Loans, (ii) the requested date of the Borrowing, conversion or continuation, as the case may be (which shall be a Business Day), (iii) the principal amount of Loans to be borrowed, converted or continued, (iv) the Type of Loans to be borrowed or to which existing Term B Loans or Revolving Credit Loans are to be converted, and (v) if applicable, the duration of the Interest Period with respect thereto. If the Borrower fails to specify a Type of Loan in a Committed Loan Notice or if the Borrower fails to give a timely notice requesting a conversion or continuation, then the applicable Term B Loans or Revolving Credit Loans shall be made as, or converted to, Base Rate Loans. Any such automatic conversion to Base Rate Loans shall be effective as of the last day of the Interest Period then in effect with respect to the applicable ~~Eurodollar Rate~~SOFR Loans. If the Borrower requests a Borrowing of, conversion to, or continuation of ~~Eurodollar Rate~~SOFR Loans in any such Committed Loan Notice, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one month. Notwithstanding anything to the contrary herein, a Swing Line Loan may not be converted to a ~~Eurodollar Rate~~SOFR Loan.

(b) Following receipt of a Committed Loan Notice for a Facility, the Administrative Agent shall promptly notify each Appropriate Lender of the amount of its Applicable Percentage under such Facility of the applicable Term B Loans or Revolving Credit Loans, and if no timely notice of a conversion or continuation is provided by the Borrower, the Administrative Agent shall notify each Appropriate Lender of the details of any automatic conversion to Base Rate Loans described in Section 2.02(a). In the case of a Term B Borrowing or a Revolving Credit Borrowing, each Appropriate Lender shall make the amount of its Loan available to the Administrative Agent in immediately available funds at the Administrative Agent's Office not later than 1:00 p.m. on the Business Day specified in the applicable Committed Loan Notice. Upon satisfaction of the applicable conditions set forth in Section 4.02 (and, if such Borrowing is (x) the initial Credit Extension on the Closing Date, Section 4.01 or (y), the Credit Extensions to be made on the Restatement Date, Section 7 of the Fifth Amendment), the Administrative Agent shall make all funds so received available to the Borrower in like funds as received by the Administrative Agent either by (i) crediting the account of the Borrower on the books of Wells Fargo with the amount of such funds or (ii) wire transfer of such funds, in each case in accordance with instructions provided to (and reasonably acceptable to) the Administrative Agent by the Borrower; provided, however, that if, on the date a Committed Loan Notice with respect to a Revolving Credit Borrowing is given by the Borrower, there are L/C Borrowings outstanding, then the proceeds of such Revolving Credit Borrowing, first, shall be applied to the payment in full of any such L/C Borrowings, and second, shall be made available to the Borrower as provided above.

(c) Except as otherwise provided herein, a ~~Eurodollar Rate~~SOFR Loan may be continued or converted only on the last day of an Interest Period for such ~~Eurodollar Rate~~SOFR Loan. During the existence of a Default, no Revolving Credit Loans may be requested as, converted to or continued as ~~Eurodollar Rate~~SOFR Loans without the consent of the Required Revolving Credit Lenders and no Term B Loans with respect to any Class may be converted or continued as ~~Eurodollar Rate~~SOFR Loans without the consent of the Required Term B Lenders of such Class.

(d) The Administrative Agent shall promptly notify the Borrower and the Lenders of the interest rate applicable to any Interest Period for ~~Eurodollar Rate~~SOFR Loans upon determination of such interest rate. At any time that Base Rate Loans are outstanding, the Administrative Agent shall notify the

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Borrower and the Lenders of any change in Wells Fargo’s prime rate used in determining the Base Rate promptly following the public announcement of such change. (e) After giving effect to all Borrowings, all conversions of Loans from one Type to the other, and all continuations of Loans as the same Type, there shall not be more than fifteen Interest Periods in effect in respect of the Revolving Credit Facility and the Term Loans, collectively. (f) If the Borrower selects the Eurodollar Rate for any Credit Extension to be made on or within 3 Business Days of the Restatement Date (including with respect to a Committed Loan Notice requesting a conversion of a Base Rate Loan to a Eurodollar Rate Loan during such period), Section 3.05 shall apply. 2.03 Letters of Credit. (a) The Letter of Credit Commitment. (i) Subject to the terms and conditions set forth herein, (A) the L/C Issuer agrees, in reliance upon the agreements of the Revolving Credit Lenders set forth in this Section 2.03, (1) from time to time on any Business Day during the period from the Restatement Date until the Letter of Credit Expiration Date, to issue Letters of Credit for the account of the Borrower in respect of obligations of the Borrower or any other Loan Party, and to amend or extend Letters of Credit previously issued by it, in accordance with Section 2.03(b), and (2) to honor drawings under the Letters of Credit; and (B) the Revolving Credit Lenders severally agree to participate in Letters of Credit issued for the account of the Borrower and any drawings thereunder; provided that after giving effect to any L/C Credit Extension with respect to any Letter of Credit, (x) the Total Revolving Credit Outstandings shall not exceed the Revolving Credit Facility, (y) the aggregate Outstanding Amount of the Revolving Credit Loans of any Revolving Credit Lender, plus such Revolving Credit Lender’s Applicable Revolving Credit Percentage of the Outstanding Amount of all L/C Obligations, plus such Revolving Credit Lender’s Applicable Revolving Credit Percentage of the Outstanding Amount of all Swing Line Loans shall not exceed such Revolving Credit Lender’s Revolving Credit Commitment, and (z) the Outstanding Amount of the L/C Obligations shall not exceed the Letter of Credit Sublimit. Each request by the Borrower for the issuance or amendment of a Letter of Credit shall be deemed to be a representation by the Borrower that the L/C Credit Extension so requested complies with the conditions set forth in the proviso to the preceding sentence. Within the foregoing limits, and subject to the terms and conditions hereof, the Borrower’s ability to obtain Letters of Credit shall be fully revolving, and accordingly the Borrower may, during the foregoing period, obtain Letters of Credit to replace Letters of Credit that have expired or that have been drawn upon and reimbursed. All Existing Letters of Credit shall be deemed to have been issued pursuant hereto, and from and after the Restatement Date shall be subject to and governed by the terms and conditions hereof. (ii) The L/C Issuer shall not issue any Letter of Credit if: (A) subject to Section 2.03(b)(iii), the expiry date of such requested Letter of Credit would occur more than twelve months after the date of issuance or last extension, unless the Required Revolving Credit Lenders have approved such expiry date; or (B) the expiry date of such requested Letter of Credit would occur after the Letter of Credit Expiration Date, unless all the Revolving Credit Lenders (other than Defaulting Lenders) have approved such expiry date. (iii) The L/C Issuer shall not be under any obligation to issue any Letter of Credit if: 55 122373747_5 166482999_6

(A) any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain the L/C Issuer from issuing such Letter of Credit, or any Law applicable to the L/C Issuer or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over the L/C Issuer shall prohibit, or request that the L/C Issuer refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon the L/C Issuer with respect to such Letter of Credit any restriction, reserve or capital requirement (for which the L/C Issuer is not otherwise compensated hereunder) not in effect on the Restatement Date, or shall impose upon the L/C Issuer any unreimbursed loss, cost or expense which was not applicable on the Restatement Date and which the L/C Issuer in good faith deems material to it or the beneficiary of such Letter of Credit is a Sanctioned Person; (B) the issuance of such Letter of Credit would violate one or more policies of the L/C Issuer applicable to letters of credit generally; (C) except as otherwise agreed by the Administrative Agent and the L/C Issuer, such Letter of Credit (other than the Existing Letters of Credit) is in an initial stated amount less than $200,000; (D) such Letter of Credit is to be denominated in a currency other than Dollars or is a commercial letter of credit; (E) such Letter of Credit contains any provisions for automatic reinstatement of the stated amount after any drawing thereunder; or (F) any Revolving Credit Lender is at that time a Defaulting Lender, unless the L/C Issuer has entered into arrangements, including the delivery of Cash Collateral, reasonably satisfactory to the L/C Issuer with the Borrower or such Revolving Credit Lender to eliminate the L/C Issuer’s actual or potential Fronting Exposure (after giving effect to Section 2.16(a)(iv)) with respect to the Defaulting Lender arising from either the Letter of Credit then proposed to be issued or that Letter of Credit and all other L/C Obligations as to which the L/C Issuer has actual or potential Fronting Exposure, as it may elect in its reasonable discretion. (iv) The L/C Issuer shall not amend any Letter of Credit if the L/C Issuer would not be permitted at such time to issue such Letter of Credit in its amended form under the terms hereof. (v) The L/C Issuer shall be under no obligation to amend any Letter of Credit if (A) the L/C Issuer would have no obligation at such time to issue such Letter of Credit in its amended form under the terms hereof, or (B) the beneficiary of such Letter of Credit does not accept the proposed amendment to such Letter of Credit. (vi) The L/C Issuer shall act on behalf of the Revolving Credit Lenders with respect to any Letters of Credit issued by it and the documents associated therewith, and the L/C Issuer shall have all of the benefits and immunities (A) provided to the Administrative Agent in Article 9 with respect to any acts taken or omissions suffered by the L/C Issuer in connection with Letters of Credit issued by it or proposed to be issued by it and Issuer Documents pertaining to such Letters of Credit as fully as if the term “Administrative Agent” as used in Article 9 included the L/C Issuer with respect to such acts or omissions, and (B) as additionally provided herein with respect to the L/C Issuer. 56 122373747_5 166482999_6

(b) Procedures for Issuance and Amendment of Letters of Credit; Auto-Extension Letters of Credit. (i) Each Letter of Credit shall be issued or amended, as the case may be, upon the request of the Borrower delivered to the L/C Issuer (with a copy to the Administrative Agent) in the form of a Letter of Credit Application, appropriately completed and signed by a Responsible Officer of the Borrower. Such Letter of Credit Application must be received by the L/C Issuer and the Administrative Agent not later than 1:00 p.m. at least four Business Days (or such later date and time as the Administrative Agent and the L/C Issuer may agree in a particular instance in their sole discretion) prior to the proposed issuance date or date of amendment, as the case may be. In the case of a request for an initial issuance of a Letter of Credit, such Letter of Credit Application shall specify in form and detail satisfactory to the L/C Issuer: (A) the proposed issuance date of the requested Letter of Credit (which shall be a Business Day); (B) the amount thereof; (C) the expiry date thereof; (D) the name and address of the beneficiary thereof; (E) the documents to be presented by such beneficiary in case of any drawing thereunder; (F) the full text of any certificate to be presented by such beneficiary in case of any drawing thereunder; (G) the purpose and nature of the requested Letter of Credit; and (H) such other matters as the L/C Issuer may require. In the case of a request for an amendment of any outstanding Letter of Credit, such Letter of Credit Application shall specify in form and detail satisfactory to the L/C Issuer (1) the Letter of Credit to be amended; (2) the proposed date of amendment thereof (which shall be a Business Day); (3) the nature of the proposed amendment; and (4) such other matters as the L/C Issuer may reasonably require. Additionally, the Borrower shall furnish to the L/C Issuer and the Administrative Agent such other documents and information pertaining to such requested Letter of Credit issuance or amendment, including any Issuer Documents, as the L/C Issuer or the Administrative Agent may reasonably require. (ii) Promptly after receipt of any Letter of Credit Application, the L/C Issuer will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has received a copy of such Letter of Credit Application from the Borrower and, if not, the L/C Issuer will provide the Administrative Agent with a copy thereof. Within a reasonable time following receipt of any Letter of Credit Application, the Administrative Agent shall advise the Revolving Credit Lenders of the contents thereof. Unless the L/C Issuer has received written notice from any Revolving Credit Lender, the Administrative Agent or any Loan Party, at least one Business Day prior to the requested date of issuance or amendment of the applicable Letter of Credit, that one or more applicable conditions contained in Article 4 shall not then be satisfied, then, subject to the terms and conditions hereof, the L/C Issuer shall, on the requested date, issue a Letter of Credit requested by the Borrower or enter into the applicable amendment, as the case may be, in each case in accordance with the L/C Issuer’s usual and customary business practices. Immediately upon the issuance of each Letter of Credit (or on the Restatement Date in the case of the Existing Letters of Credit), each Revolving Credit Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the L/C Issuer a risk participation in such Letter of Credit in an amount equal to the product of such Revolving Credit Lender’s Applicable Revolving Credit Percentage times the amount of such Letter of Credit. (iii) If the Borrower so requests in any applicable Letter of Credit Application, the L/C Issuer may, in its sole and absolute discretion, agree to issue a Letter of Credit that has automatic extension provisions (each, an “Auto-Extension Letter of Credit”); provided that any such Auto-Extension Letter of Credit must permit the L/C Issuer to prevent any such extension at least once in each twelve-month period (commencing with the date of issuance of such Letter of Credit) by giving prior notice to the beneficiary thereof not later than a day (the “Non-Extension Notice Date”) in each such twelve-month period to be agreed upon at the time such Letter of Credit is issued. Unless otherwise directed by the L/C Issuer, the Borrower shall not be required to make a specific request to the L/C Issuer for any such extension. Once an Auto-Extension Letter of Credit has been issued, the Revolving Credit Lenders shall be deemed to have authorized (but may not require) the L/C Issuer to permit the extension of such Letter of Credit at 57 122373747_5 166482999_6 any time to an expiry date not later than the Letter of Credit Expiration Date; provided, however, that the L/C Issuer shall not permit any such extension if (A) the L/C Issuer has determined that it would not be permitted, or would have no obligation at such time to issue such Letter of Credit in its revised form (as extended) under the terms hereof (by reason of the provisions of clause (ii) or (iii) of Section 2.03(a) or otherwise), or (B) it has received notice (which may be by telephone or in writing) on or before the day that is seven Business Days before the Non-Extension Notice Date (1) from the Administrative Agent that the Required Revolving Credit Lenders have elected not to permit such extension or (2) from the Administrative Agent, the Required Revolving Credit Lenders or the Borrower that one or more of the applicable conditions specified in Section 4.02 is not then satisfied, and in each such case directing the L/C Issuer not to permit such extension. (iv) Promptly after its delivery of any Letter of Credit or any amendment to a Letter of Credit to an advising bank with respect thereto or to the beneficiary thereof, the L/C Issuer will also deliver to the Borrower and the Administrative Agent a true and complete copy of such Letter of Credit or amendment. (v) The Borrower shall promptly examine a copy of each Letter of Credit and each amendment thereto that is delivered to it and, in the event of any claim of noncompliance with the Borrower’s instructions or other irregularity, the Borrower will immediately notify the L/C Issuer. The Borrower shall be conclusively deemed to have waived any such claim against the L/C Issuer and its correspondents unless such notice is given as aforesaid. (c) Drawings and Reimbursements; Funding of Participations. (i) Upon receipt from the beneficiary of any Letter of Credit of any notice of a drawing under such Letter of Credit, the L/C Issuer shall notify the Borrower and the Administrative Agent thereof. If the Borrower and the Administrative Agent have received notice of such drawing not later than 11:00 a.m. on such date, then not later than 3:00 p.m. on the date of any payment by the L/C Issuer under a Letter of Credit and otherwise not later than 3:00 p.m. on the Business Day after receipt of such notice (each such date, an “Honor Date”), the Borrower shall reimburse the L/C Issuer through the Administrative Agent in an amount equal to the amount of such drawing. If the Borrower fails to so reimburse the L/C Issuer by such time, the Administrative Agent shall promptly notify each Revolving Credit Lender of the Honor Date, the amount of the unreimbursed drawing (the “Unreimbursed Amount”), and the amount of such Revolving Credit Lender’s Applicable Revolving Credit Percentage thereof. In such event, the Borrower shall be deemed to have requested a Revolving Credit Borrowing of Base Rate Loans to be disbursed on the Honor Date in an amount equal to the Unreimbursed Amount, without regard to the minimum and multiples specified in Section 2.02 for the principal amount of Base Rate Loans, but subject to the amount of the unutilized portion of the Revolving Credit Commitments and the conditions set forth in Section 4.02 (other than the delivery of a Committed Loan Notice). Any notice given by the L/C Issuer or the Administrative Agent pursuant to this Section 2.03(c)(i) may be given by telephone if immediately confirmed in writing; provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice. (ii) Each Revolving Credit Lender shall upon any notice pursuant to Section 2.03(c)(i) make funds available to (and the Administrative Agent may apply Cash Collateral provided for this purpose) for the account of the L/C Issuer at the Administrative Agent’s Office in an amount equal to its Applicable Revolving Credit Percentage of the Unreimbursed Amount not later than 3:00 p.m. on the Business Day specified in such notice by the Administrative Agent, whereupon, subject to the provisions of Section 2.03(c)(iii), each Revolving Credit Lender that so makes funds available shall be deemed to have made a Base Rate Loan to the Borrower in such amount. The Administrative Agent shall remit the funds so received to the L/C Issuer. 58 122373747_5 166482999_6

(iii) With respect to any Unreimbursed Amount that is not fully refinanced by a Revolving Credit Borrowing of Base Rate Loans because the conditions set forth in Section 4.02 cannot be satisfied or for any other reason, the Borrower shall be deemed to have incurred from the L/C Issuer an L/C Borrowing in the amount of the Unreimbursed Amount that is not so refinanced, which L/C Borrowing shall be due and payable on demand (together with interest) and shall bear interest at the Default Rate. In such event, each Revolving Credit Lender’s payment to the Administrative Agent for the account of the L/C Issuer pursuant to Section 2.03(c)(ii) shall be deemed payment in respect of its participation in such L/C Borrowing and shall constitute an L/C Advance from such Lender in satisfaction of its participation obligation under this Section 2.03. (iv) Until each Revolving Credit Lender funds its Revolving Credit Loan or L/C Advance pursuant to this Section 2.03(c) to reimburse the L/C Issuer for any amount drawn under any Letter of Credit, interest in respect of such Revolving Credit Lender’s Applicable Revolving Credit Percentage of such amount shall be solely for the account of the L/C Issuer. (v) Each Revolving Credit Lender’s obligation to make Revolving Credit Loans or L/C Advances to reimburse the L/C Issuer for amounts drawn under Letters of Credit, as contemplated by this Section 2.03(c), shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right which such Revolving Credit Lender may have against the L/C Issuer, the Borrower or any other Person for any reason whatsoever; (B) the occurrence or continuance of a Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided, however, that each Revolving Credit Lender’s obligation to make Revolving Credit Loans pursuant to this Section 2.03(c) is subject to the conditions set forth in Section 4.02 (other than delivery by the Borrower of a Committed Loan Notice). No such making of an L/C Advance shall relieve or otherwise impair the obligation of the Borrower to reimburse the L/C Issuer for the amount of any payment made by the L/C Issuer under any Letter of Credit, together with interest as provided herein. (vi) If any Revolving Credit Lender fails to make available to the Administrative Agent for the account of the L/C Issuer any amount required to be paid by such Revolving Credit Lender pursuant to the foregoing provisions of this Section 2.03(c) by the time specified in Section 2.03(c)(ii), the L/C Issuer shall be entitled to recover from such Revolving Credit Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the L/C Issuer at a rate per annum equal to the greater of the Federal Funds Rate and a rate determined by the L/C Issuer in accordance with banking industry rules on interbank compensation, plus any administrative, processing or similar fees customarily charged by the L/C Issuer in connection with the foregoing. If such Revolving Credit Lender pays such amount (with interest and fees as aforesaid), the amount so paid shall constitute such Revolving Credit Lender’s Revolving Credit Loan included in the relevant Revolving Credit Borrowing or L/C Advance in respect of the relevant L/C Borrowing, as the case may be. A certificate of the L/C Issuer submitted to any Revolving Credit Lender (through the Administrative Agent) with respect to any amounts owing under this Section 2.03(c)(vi) shall be conclusive absent manifest error. (d) Repayment of Participations. (i) At any time after the L/C Issuer has made a payment under any Letter of Credit and has received from any Revolving Credit Lender such Revolving Credit Lender’s L/C Advance in respect of such payment in accordance with Section 2.03(c), if the Administrative Agent receives for the account of the L/C Issuer any payment in respect of the related Unreimbursed Amount or interest thereon (whether directly from the Borrower or otherwise, including proceeds of Cash Collateral applied thereto by the Administrative Agent), the Administrative Agent will distribute to such Revolving Credit Lender its 59 122373747_5 166482999_6

Applicable Revolving Credit Percentage thereof in the same funds as those received by the Administrative Agent. (ii) If any payment received by the Administrative Agent for the account of the L/C Issuer pursuant to Section 2.03(c)(i) is required to be returned under any of the circumstances described in Section 10.05 (including pursuant to any settlement entered into by the L/C Issuer in its discretion), each Revolving Credit Lender shall pay to the Administrative Agent for the account of the L/C Issuer its Applicable Revolving Credit Percentage thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned by such Revolving Credit Lender, at a rate per annum equal to the Federal Funds Rate from time to time in effect. The obligations of the Revolving Credit Lenders under this clause shall survive the payment in full of the Obligations and the termination of this Agreement. (e) Obligations Absolute. The obligation of the Borrower to reimburse the L/C Issuer for each drawing under each Letter of Credit and to repay each L/C Borrowing shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including the following: (i) any lack of validity or enforceability of such Letter of Credit, this Agreement, or any other Loan Document; (ii) the existence of any claim, counterclaim, setoff, defense or other right that the Borrower or any Subsidiary may have at any time against any beneficiary or any transferee of such Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), the L/C Issuer or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by such Letter of Credit or any agreement or instrument relating thereto, or any unrelated transaction; (iii) any draft, demand, certificate or other document presented under such Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under such Letter of Credit; (iv) any payment by the L/C Issuer under such Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Letter of Credit; or any payment made by the L/C Issuer under such Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of such Letter of Credit, including any arising in connection with any proceeding under any Debtor Relief Law; or (v) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Borrower or any of its Subsidiaries. (f) Role of L/C Issuer. Each Lender and the Borrower agree that, in paying any drawing under a Letter of Credit, the L/C Issuer shall not have any responsibility to obtain any document (other than any sight draft, certificates and documents expressly required by the Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document. None of the L/C Issuer, the Administrative Agent, any of their respective Related Parties nor any correspondent, participant or assignee of the L/C Issuer shall be liable to any 60 122373747_5 166482999_6

Lender for (i) any action taken or omitted in connection herewith at the request or with the approval of the Revolving Credit Lenders or the Required Revolving Credit Lenders, as applicable; (ii) any action taken or omitted in the absence of gross negligence or willful misconduct; or (iii) the due execution, effectiveness, validity or enforceability of any document or instrument related to any Letter of Credit or Issuer Document. The Borrower hereby assumes all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit; provided, however, that this assumption is not intended to, and shall not, preclude the Borrower’s pursuing such rights and remedies as it may have against the beneficiary or transferee at law or under any other agreement. None of the L/C Issuer, the Administrative Agent, any of their respective Related Parties nor any correspondent, participant or assignee of the L/C Issuer shall be liable or responsible for any of the matters described in clauses (i) through (v) of Section 2.03(e); provided, however, that anything in such clauses to the contrary notwithstanding, the Borrower may have a claim against the L/C Issuer, and the L/C Issuer may be liable to the Borrower, to the extent, but only to the extent, of any direct, as opposed to consequential or exemplary, damages suffered by the Borrower that are determined by a court of competent jurisdiction to have been caused by the L/C Issuer’s willful misconduct or gross negligence or the L/C Issuer’s willful failure to pay under any Letter of Credit after the presentation to it by the beneficiary of a sight draft and certificate(s) strictly complying with the terms and conditions of a Letter of Credit. In furtherance and not in limitation of the foregoing, the L/C Issuer may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary, and the L/C Issuer shall not be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason. (g) Applicability of ISP. Unless otherwise expressly agreed by the L/C Issuer and the Borrower when a Letter of Credit is issued (including any such agreement applicable to an Existing Letter of Credit), the rules of the ISP shall apply to each Letter of Credit. (h) Letter of Credit Fees. The Borrower shall pay to the Administrative Agent for the account of each Revolving Credit Lender in accordance, subject to Section 2.16, with its Applicable Revolving Credit Percentage a Letter of Credit fee (the “Letter of Credit Fee”) for each Letter of Credit equal to the Applicable Rate times the daily amount available to be drawn under such Letter of Credit. For purposes of computing the daily amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.06. Letter of Credit Fees shall be (i) due and payable on the last Business Day of each March, June, September and December, commencing with the first such date to occur after the issuance of such Letter of Credit (or the first such date to occur after the Restatement Date in the case of the Existing Letters of Credit), on the Letter of Credit Expiration Date and thereafter on demand and (ii) computed on a quarterly basis in arrears. If there is any change in the Applicable Rate during any quarter, the daily amount available to be drawn under each Letter of Credit shall be computed and multiplied by the Applicable Rate separately for each period during such quarter that such Applicable Rate was in effect. Notwithstanding anything to the contrary contained herein, all Letter of Credit Fees shall accrue at the Default Rate (i) in accordance with Section 2.08(b)(i) or (ii) while any Event of Default exists, upon the request of the Required Revolving Credit Lenders. (i) Fronting Fee and Documentary and Processing Charges Payable to L/C Issuer. The Borrower shall pay directly to the L/C Issuer for its own account a fronting fee (i) with respect to each Letter of Credit (other than the Existing Letters of Credit issued by Bank of America), at the rate per annum specified in the Agent Fee Letter and (ii) with respect to each Existing Letter of Credit issued by Bank of America, at the rate per annum separately agreed to in writing by Bank of America and the Borrower. Each fronting fee shall be computed on the daily amount available to be drawn under such 61 122373747_5 166482999_6

Letter of Credit on a quarterly basis in arrears. Such fronting fee shall be due and payable on the last Business Day of each March, June, September and December in respect of the most recently-ended quarterly period (or portion thereof, in the case of the first payment), commencing with the first such date to occur after the issuance of such Letter of Credit (or the first such date to occur after the Restatement Date in the case of the Existing Letters of Credit), on the Letter of Credit Expiration Date and thereafter on demand. For purposes of computing the daily amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.06. In addition, the Borrower shall pay directly to the L/C Issuer for its own account the customary issuance, presentation, amendment and other processing fees, and other standard costs and charges, of the L/C Issuer relating to letters of credit as from time to time in effect. Such customary fees and standard costs and charges are due and payable on demand and are nonrefundable. (j) Conflict with Issuer Documents. In the event of any conflict between the terms hereof and the terms of any Issuer Document, the terms hereof shall control. (k) Letters of Credit Issued in Respect of Obligations of Loan Parties other than the Borrower. Notwithstanding that a Letter of Credit issued or outstanding hereunder is in support of any obligations of a Loan Party that is a Subsidiary of the Borrower, the Borrower shall be obligated to reimburse the L/C Issuer hereunder for any and all drawings under such Letter of Credit. The Borrower hereby acknowledges that the issuance of Letters of Credit for the benefit of such other Loan Parties inures to the benefit of the Borrower, and that the Borrower’s business derives substantial benefits from the businesses of such other Loan Parties. (l) Reporting of Existing Letters of Credit. For so long as any Existing Letter of Credit is outstanding, then (i) on the last Business Day of each calendar month, (ii) on each date that any Existing Letter of Credit is amended, terminated or otherwise expires, (iii) on each date that an L/C Credit Extension occurs with respect to any Existing Letter of Credit, and (iv) upon the request of the Administrative Agent, each applicable L/C Issuer shall deliver to the Administrative Agent a report (in form and detail reasonably satisfactory to the Administrative Agent) setting forth information (including, without limitation, any reimbursements, Cash Collateral, or termination) with respect to each Existing Letter of Credit issued by such L/C Issuer that is outstanding hereunder. No failure on the part of any L/C Issuer to provide such information pursuant to this Section 2.03(l) shall limit the obligations of the Borrower or any Revolving Credit Lender hereunder with respect to its reimbursement and participation obligations, respectively, pursuant to this Section 2.03. 2.04 Swing Line Loans. (a) The Swing Line. Subject to the terms and conditions set forth herein, the Swing Line Lender, in reliance upon the agreements of the other Lenders set forth in this Section 2.04, may in its sole discretion make loans (each such loan, a “Swing Line Loan”) in Dollars to the Borrower from time to time on any Business Day after the Restatement Date during the Availability Period in an aggregate amount not to exceed at any time outstanding the amount of the Swing Line Sublimit, notwithstanding the fact that such Swing Line Loans, when aggregated with the Applicable Revolving Credit Percentage of the Outstanding Amount of Revolving Credit Loans and L/C Obligations of the Lender acting as Swing Line Lender, may exceed the amount of such Lender’s Revolving Credit Commitment; provided, however, that (x) after giving effect to any Swing Line Loan, (i) the Total Revolving Credit Outstandings shall not exceed the Revolving Credit Facility at such time and (ii) the aggregate Outstanding Amount of the Revolving Credit Loans of any Revolving Credit Lender at such time, plus such Revolving Credit Lender’s Applicable Revolving Credit Percentage of the Outstanding Amount of all L/C Obligations at such time, plus such Revolving Credit Lender’s Applicable Revolving Credit Percentage of the Outstanding Amount of all Swing Line Loans at such time shall not exceed such Revolving Credit 62 122373747_5 166482999_6

Lender’s Revolving Credit Commitment, (y) the Borrower shall not use the proceeds of any Swing Line Loan to refinance any outstanding Swing Line Loan, and (z) the Swing Line Lender shall not be under any obligation to make any Swing Line Loan if it shall determine (which determination shall be conclusive and binding absent manifest error) that it has, or by such Credit Extension may have Fronting Exposure. Within the foregoing limits, and subject to the other terms and conditions hereof, the Borrower may borrow Swing Line Loans under this Section 2.04, prepay such Loans under Section 2.05 and reborrow such Loans under this Section 2.04. Immediately upon the making of a Swing Line Loan, each Revolving Credit Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Swing Line Lender a risk participation in such Swing Line Loan in an amount equal to the product of such Revolving Credit Lender’s Applicable Revolving Credit Percentage times the amount of such Swing Line Loan. (b) Borrowing Procedures. Each Swing Line Borrowing shall be made upon the Borrower’s irrevocable notice to the Swing Line Lender and the Administrative Agent in the form of a written Swing Line Loan Notice, appropriately completed and signed by a Responsible Officer of the Borrower. Each such Swing Line Loan Notice must be received by the Swing Line Lender and the Administrative Agent not later than 1:00 p.m. on the requested borrowing date, and shall specify (i) the amount to be borrowed, which shall be a minimum principal increments of $100,000, and (ii) the requested borrowing date, which shall be a Business Day. Promptly after receipt by the Swing Line Lender of any Swing Line Loan Notice, the Swing Line Lender will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has also received such Swing Line Loan Notice and, if not, the Swing Line Lender will notify the Administrative Agent (by telephone or in writing) of the contents thereof. Unless the Swing Line Lender has received notice (by telephone or in writing) from the Administrative Agent (including at the request of any Revolving Credit Lender) prior to 2:00 p.m. on the date of the proposed Swing Line Borrowing (A) directing the Swing Line Lender not to make such Swing Line Loan as a result of the limitations set forth in the first proviso to the first sentence of Section 2.04(a), or (B) that one or more of the applicable conditions specified in Article 4 is not then satisfied, then, subject to the terms and conditions hereof, the Swing Line Lender will, not later than 3:00 p.m. on the borrowing date specified in such Swing Line Loan Notice, make the amount of its Swing Line Loan available to the Borrower at its office by crediting the account of the Borrower on the books of the Swing Line Lender in immediately available funds. (c) Refinancing of Swing Line Loans. (i) The Swing Line Lender at any time in its sole and absolute discretion may, request, on behalf of the Borrower (which hereby irrevocably authorizes the Swing Line Lender to so request on its behalf), that each Revolving Credit Lender make a Revolving Credit Loan that is a Base Rate Loan in an amount equal to such Revolving Credit Lender’s Applicable Revolving Credit Percentage of the amount of Swing Line Loans then outstanding. Such request shall be made in writing (which written request shall be deemed to be a Committed Loan Notice for purposes hereof) and in accordance with the requirements of Section 2.02, without regard to the minimum and multiples specified therein for the principal amount of Base Rate Loans, but subject to the unutilized portion of the Revolving Credit Facility and provided that no Event of Default exists or would result therefrom. The Swing Line Lender shall furnish the Borrower with a copy of the applicable Committed Loan Notice promptly after delivering such notice to the Administrative Agent. Each Revolving Credit Lender shall make an amount equal to its Applicable Revolving Credit Percentage of the amount specified in such Committed Loan Notice available to the Administrative Agent in immediately available funds (and the Administrative Agent may apply Cash Collateral available with respect to the Swing Line Loan) for the account of the Swing Line Lender at the Administrative Agent’s Office not later than 1:00 p.m. on the day specified in such Committed Loan Notice, whereupon, subject to Section 2.04(c)(ii), each Revolving Credit Lender that so makes funds 63 122373747_5 166482999_6 available shall be deemed to have made a Base Rate Loan to the Borrower in such amount. The Administrative Agent shall remit the funds so received to the Swing Line Lender. (ii) If for any reason any Swing Line Loan cannot be refinanced by such a Revolving Credit Borrowing in accordance with Section 2.04(c)(i), the request for Base Rate Loans submitted by the Swing Line Lender as set forth herein shall be deemed to be a request by the Swing Line Lender that each of the Revolving Credit Lenders fund its risk participation in the relevant Swing Line Loan and each Revolving Credit Lender’s payment to the Administrative Agent for the account of the Swing Line Lender pursuant to Section 2.04(c)(i) shall be deemed payment in respect of such participation. (iii) If any Revolving Credit Lender fails to make available to the Administrative Agent for the account of the Swing Line Lender any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.04(c) by the time specified in Section 2.04(c)(i), the Swing Line Lender shall be entitled to recover from such Revolving Credit Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the Swing Line Lender at a rate per annum equal to the greater of the Federal Funds Rate and a rate determined by the Swing Line Lender in accordance with banking industry rules on interbank compensation, plus any administrative, processing or similar fees customarily charged by the Swing Line Lender in connection with the foregoing. If such Revolving Credit Lender pays such amount (with interest and fees as aforesaid), the amount so paid shall constitute such Revolving Credit Lender’s Revolving Credit Loan included in the relevant Revolving Credit Borrowing or funded participation in the relevant Swing Line Loan, as the case may be. A certificate of the Swing Line Lender submitted to any Lender (through the Administrative Agent) with respect to any amounts owing under this clause (iii) shall be conclusive absent manifest error. (iv) Each Revolving Credit Lender’s obligation to make Revolving Credit Loans or to purchase and fund risk participations in Swing Line Loans pursuant to this Section 2.04(c) shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right which such Revolving Credit Lender may have against the Swing Line Lender, the Borrower or any other Person for any reason whatsoever, (B) the occurrence or continuance of a Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided, however, that each Revolving Credit Lender’s obligation to make Revolving Credit Loans pursuant to this Section 2.04(c) is subject to the conditions set forth in Section 4.02. No such funding of risk participations shall relieve or otherwise impair the obligation of the Borrower to repay Swing Line Loans, together with interest as provided herein. (d) Repayment of Participations. (i) At any time after any Revolving Credit Lender has purchased and funded a risk participation in a Swing Line Loan, if the Swing Line Lender receives any payment on account of such Swing Line Loan, the Swing Line Lender will distribute to such Revolving Credit Lender its Applicable Revolving Credit Percentage thereof in the same funds as those received by the Swing Line Lender. (ii) If any payment received by the Swing Line Lender in respect of principal or interest on any Swing Line Loan is required to be returned by the Swing Line Lender under any of the circumstances described in Section 10.05 (including pursuant to any settlement entered into by the Swing Line Lender in its discretion), each Revolving Credit Lender shall pay to the Swing Line Lender its Applicable Revolving Credit Percentage thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned, at a rate per annum equal to the Federal Funds Rate. The Administrative Agent will make such demand upon the request of the Swing Line 64 122373747_5 166482999_6

Lender. The obligations of the Revolving Credit Lenders under this clause shall survive the payment in full of the Obligations and the termination of this Agreement. (e) Interest for Account of the Swing Line Lender. The Swing Line Lender shall be responsible for invoicing the Borrower for interest on the Swing Line. Until each Revolving Credit Lender funds its Base Rate Loan or risk participation pursuant to this Section 2.04 to refinance such Revolving Credit Lender’s Applicable Revolving Credit Percentage of any Swing Line Loan, interest in respect of such Applicable Revolving Credit Percentage shall be solely for the account of the Swing Line Lender. (f) Payments Directly to Swing Line Lender. The Borrower shall make all payments of principal and interest in respect of any Swing Line Loan directly to the Swing Line Lender. 2.05 Prepayments. (a) Optional Prepayments. (i) Revolving Credit Loans; and Term B Loans. Subject to Section 2.05(c) (solely with respect to the Initial Term B Loans) and the penultimate sentence of this Section 2.05(a)(i), the Borrower may, upon notice to the Administrative Agent, at any time or from time to time voluntarily prepay any Class of Term B Loans or Revolving Credit Loans in whole or in part without premium or penalty; provided that (A) such notice must be received by the Administrative Agent not later than 11:00 a.m. (1) three U.S. Government Securities Business Days prior to any date of prepayment of Eurodollar RateSOFR Loans and (2) on the date of prepayment of Base Rate Loans; (B) any prepayment of Eurodollar RateSOFR Loans shall be in a principal amount of $5,000,000 or a whole multiple of $500,000 in excess thereof; and (C) any prepayment of Base Rate Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof or, in each case of the foregoing subclauses (B) and (C), if less, the entire principal amount thereof then outstanding. Each such notice shall specify the date and amount of such prepayment and the Type(s) of Loans to be prepaid and, if Eurodollar RateSOFR Loans are to be prepaid, the Interest Period(s) of such Loans. The Administrative Agent will promptly notify each Lender of its receipt of each such notice, and of the amount of such Lender’s ratable portion of such prepayment (based on such Lender’s Applicable Percentage in respect of the relevant Facility). If such notice is given by the Borrower, the Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein; provided that a notice of prepayment delivered by Borrower may state that such notice is conditioned upon the effectiveness of other credit facilities or the closing of another transaction, the proceeds of which will be used to prepay any outstanding Loans, in which case such prepayment may be conditional upon the effectiveness of such other credit facilities or the closing of such other transaction (provided further that, regardless of the conditionality of such prepayment, the Borrower shall pay any amounts required pursuant to Section 3.05 as a result of its failure to prepay such Loans on the specified date). Any prepayment of a Eurodollar RateSOFR Loan shall be accompanied by all accrued interest on the amount prepaid, together with any additional amounts required pursuant to Section 3.05. Each prepayment of the outstanding Term B Loans of any Class pursuant to this Section 2.05(a) shall be applied to the remaining principal repayment installments of such Class as directed by the Borrower, and, subject to Section 2.16, each such prepayment shall be paid to the Appropriate Lenders in accordance with their respective Applicable Percentages in respect of each of the relevant Facilities. (ii) Swing Line Loans. The Borrower may, upon notice to the Swing Line Lender (with a copy to the Administrative Agent), at any time or from time to time, voluntarily prepay Swing Line Loans in whole or in part without premium or penalty; provided that (A) such notice must be received by the Swing Line Lender and the Administrative Agent not later than 12:00 p.m. on the date of the prepayment, 65 122373747_5 166482999_6 and (B) any such prepayment shall be in a minimum principal amount of $100,000 (or the remaining outstanding principal amount of the Swing Line Loan). Each such notice shall specify the date and amount of such prepayment. If such notice is given by the Borrower, the Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein; provided that a notice of prepayment delivered by Borrower may state that such notice is conditioned upon the effectiveness of other credit facilities or the closing of another transaction, the proceeds of which will be used to prepay any outstanding Loans, in which case such prepayment may be conditional upon the effectiveness of such other credit facilities or the closing of such other transaction. (b) Mandatory Prepayments. (i) Excess Cash Flow. Within five Business Days after financial statements have been delivered pursuant to Section 6.01(a) and the related Compliance Certificate has been delivered pursuant to Section 6.02(b) (such date, the “ECF Calculation Date”), for each Excess Cash Flow Period of the Borrower ending on or after December 31, 2018, the Borrower shall prepay an aggregate principal amount of Loans equal to the excess (if any) of (A) the ECF Percentage of Excess Cash Flow for the Excess Cash Flow Period covered by such financial statements minus (B) the sum of (1) the aggregate principal amount of Term B Loans prepaid pursuant to Section 2.05(a)(i) plus (2) the aggregate amount of all optional prepayments of Revolving Credit Loans (solely to the extent accompanied by permanent optional reductions in the Revolving Credit Commitment) plus (3) the aggregate amount paid in cash by the Borrower and its Subsidiaries in connection with a prepayment of Term B Loans in accordance with Section 2.18, in each case of clauses (1), (2) and (3), to the extent such prepayments are not funded with Indebtedness (other than Revolving Credit Loans) and were made (x) during the Excess Cash Flow Period or (y) after such Excess Cash Flow Period but prior to the ECF Calculation Date immediately following such Excess Cash Flow Period; provided that, to the extent any deduction is made in accordance with this clause (y) with respect to any prepayments made after any applicable Excess Cash Flow Period but prior to the applicable ECF Calculation Date, the amounts so deducted with respect to such Excess Cash Flow Period shall not be deducted in the Excess Cash Flow Period in which the applicable prepayments were made. All such prepayments under this clause (i) shall be applied as set forth in clauses (v) and (vii) below. Not later than the applicable ECF Calculation Date, the Borrower will deliver to the Administrative Agent a certificate signed by a Responsible Officer of the Borrower setting forth the amount, if any, of Excess Cash Flow for the most recently ended Excess Cash Flow Period, any amount deducted in such Excess Cash Flow Period pursuant to clause (y) of this Section 2.05(b)(i), the amount of any required prepayment in respect thereof and the calculation of Excess Cash Flow for such Excess Cash Period, in each case in reasonable detail. (ii) Dispositions. If the Borrower or any of its Subsidiaries Disposes of any property (other than any Disposition of any property permitted by subsections (a) through (i) or subsection (k) of Section 7.05 and any Disposition of property as a result of an Insurance and Condemnation Event) which results in the realization by such Person of Net Cash Proceeds in excess of $5,000,000, the Borrower shall prepay an aggregate principal amount of Loans equal to 100% of such Net Cash Proceeds not later than two Business Days after receipt thereof by such Person (such prepayments to be applied as set forth in clauses (v) and (vii) below); provided, however, that with respect to any Net Cash Proceeds realized under a Disposition described in this Section 2.05(b)(ii), at the election of the Borrower (as notified by the Borrower to the Administrative Agent on or prior to the date of the required payment under this Section 2.05(b)(ii)), the Borrower or such Subsidiary may reinvest such Net Cash Proceeds for Permitted Acquisitions after the Restatement Date or in fixed assets so long as such Permitted Acquisition or reinvestment is made within 365 days after the receipt of such Net Cash Proceeds, or in the event that the Borrower or such Subsidiary has entered into a legal binding commitment to make such Permitted Acquisition or reinvestment, within 540 days of the receipt of such Net Cash Proceeds; and provided 66 122373747_5 166482999_6 further, however, that any Net Cash Proceeds not so reinvested or committed to be reinvested shall be immediately applied to the prepayment of the Loans as set forth in this Section 2.05(b)(ii). (iii) Debt Issuances. Upon the incurrence or issuance by the Borrower or any of its Subsidiaries of (A) any Refinancing Debt or (B) any Indebtedness (other than Indebtedness expressly permitted to be incurred or issued pursuant to Section 7.02), the Borrower shall prepay an aggregate principal amount of Loans equal to 100% of all Net Cash Proceeds received therefrom not later than two Business Days after receipt thereof by the Borrower or such Subsidiary (such prepayments to be applied as set forth in clauses (v) and (vii) below). (iv) Insurance and Condemnation Events. If any Insurance and Condemnation Event occurs, which results in the realization by the Borrower or any of its Subsidiaries of Net Cash Proceeds in excess of $5,000,000, the Borrower shall prepay an aggregate principal amount of Loans equal to 100% of such Net Cash Proceeds not later than two Business Days after receipt thereof by such Person (such prepayments to be applied as set forth in clauses (v) and (vii) below); provided, however, that with respect to any Net Cash Proceeds realized as a result of an Insurance and Condemnation Event described in this Section 2.05(b)(iv), at the election of the Borrower (as notified by the Borrower to the Administrative Agent on or prior to the date of the required payment under this Section 2.05(b)(iv)), the Borrower or such Subsidiary may reinvest such Net Cash Proceeds for Permitted Acquisitions after the Restatement Date or in fixed assets so long as such Permitted Acquisition or reinvestment is made within 365 days after the receipt of such Net Cash Proceeds, or in the event that the Borrower or such Subsidiary has entered into a legal binding commitment to make such Permitted Acquisition or reinvestment, within 540 days of the receipt of such Net Cash Proceeds; and provided further, however, that any Net Cash Proceeds not so reinvested or committed to be reinvested shall be immediately applied to the prepayment of the Loans as set forth in this Section 2.05(b)(iv). (v) Application of Mandatory Prepayments. Each prepayment of Loans pursuant to the foregoing provisions of this Section 2.05(b) shall be applied, first, on a pro rata basis among the Initial Term B Loans and (unless otherwise agreed by the applicable Lenders in respect of any Incremental Term Loans) each of the Incremental Term Loans (with each such prepayment to be applied within each Class, first, to the next eight scheduled principal repayment installments thereof in direct order of maturity and, thereafter, to the remaining scheduled principal payments on a pro rata basis) and, second, to the Revolving Credit Facility in the manner set forth in clause (vii) of this Section 2.05(b). Proceeds of any Refinancing Debt shall be applied solely to prepay each applicable Class of Term Loans and/or Revolving Credit Loans so refinanced. Notwithstanding the foregoing, (A) to the extent any Incremental Term Loans, Extended Term Loans or Refinancing Term Loans are made, the application of prepayments of Term Loans pursuant to this clause (v) shall be made on a pro rata basis among the Term Loans, Incremental Term Loans, Extended Term Loans and Refinancing Term Loans (except to the extent that any applicable Incremental Amendment, Extension Offer or Refinancing Amendment provides that the Class of Term Loans made thereunder shall be entitled to less than pro rata treatment) and (B) with respect to any Net Cash Proceeds from any Disposition or Insurance and Condemnation Event, the Borrower may prepay Term Loans and prepay or purchase any Refinancing Debt that is secured by the Collateral on a pari passu basis (at a purchase price no greater than par plus accrued and unpaid interest), to the extent required thereby, on a pro rata basis in accordance with the respective outstanding principal amounts of the Term Loans and such Refinancing Debt as of the time of the applicable Disposition or Insurance and Condemnation Event. (vi) Revolving Credit Loans. If for any reason the Total Revolving Credit Outstandings at any time exceed the Revolving Credit Facility at such time, the Borrower shall immediately prepay Revolving Credit Loans, Swing Line Loans and L/C Borrowings and/or Cash Collateralize the L/C Obligations (other than the L/C Borrowings) in an aggregate amount equal to such excess. 67 122373747_5 166482999_6

(vii) Application to Revolving Credit Facility. Prepayments of the Revolving Credit Facility made pursuant to this Section 2.05(b), first, shall be applied ratably to the L/C Borrowings and the Swing Line Loans, second, shall be applied ratably to the outstanding Revolving Credit Loans, and, third, shall be used to Cash Collateralize the remaining L/C Obligations up to an amount equal to 103% of the Outstanding Amount of such L/C Obligations; and, in the case of prepayments of the Revolving Credit Facility required pursuant to clause (i), (ii), (iii) or (iv) of this Section 2.05(b), the amount remaining, if any, after the prepayment in full of all L/C Borrowings, Swing Line Loans and Revolving Credit Loans outstanding at such time and the Cash Collateralization of the remaining L/C Obligations in full may be retained by the Borrower for use in the ordinary course of its business. No prepayment under this clause (vii) shall result in any reduction of the Revolving Credit Facility. Upon the drawing of any Letter of Credit that has been Cash Collateralized, the funds held as Cash Collateral shall be applied (without any further action by or notice to or from the Borrower or any other Loan Party) to reimburse the L/C Issuer or the Revolving Credit Lenders, as applicable. (c) Call Premium. In the event that, on or prior to the date that is six months after the Sixth Amendment Date, any of the following occurs (any such event, a “Repricing Transaction”; provided that any event or transaction described in clause (i) or (ii) below undertaken in connection with a Change of Control or a Transformative Acquisition/Investment shall not constitute a “Repricing Transaction” hereunder): (i) the Borrower makes any prepayment or repayment of any of the Initial Term B Loans with the proceeds of, or any conversion of such Initial Term B Loans into, any new or replacement bank Indebtedness bearing interest with an “effective yield” (taking into account, for example, upfront fees, interest rate spreads, interest rate benchmark floors and original issue discount, but excluding the effect of any arrangement, structuring, syndication or other fees payable in connection therewith that are not shared with all lenders or holders of such new or replacement Indebtedness) that is less than the “effective yield” applicable to all or a portion of the applicable Initial Term B Loans subject to such prepayment or repayment or conversion (as such comparative yields are determined in the reasonable judgment of the Administrative Agent consistent with generally accepted financial practices); or (ii) the Borrower effects any amendment to this Agreement which reduces the “effective yield” applicable to all or a portion of any of the Initial Term B Loans; the Borrower will pay a premium (a “Call Premium”), for the ratable account of each Term B Lender that holds Initial Term B Loans that are subject to such Repricing Transaction, in an amount equal to 1.0% of the aggregate principal amount of the applicable Initial Term B Loans subject to such Repricing Transaction (it being understood that any such Call Premium with respect to a Repricing Transaction under clause (c)(ii) shall be paid to each non-consenting Lender that is replaced in such Repricing Transaction pursuant to Section 10.13). Such Call Premium shall be due and payable within three (3) Business Days of the date of the effectiveness of such Repricing Transaction. 2.06 Termination or Reduction of Commitments. (a) Optional. The Borrower may, upon notice to the Administrative Agent, terminate the Revolving Credit Facility, the Letter of Credit Sublimit or the Swing Line Sublimit or from time to time permanently reduce the Revolving Credit Facility, the Letter of Credit Sublimit or the Swing Line Sublimit without premium or penalty; provided that (i) any such notice shall be received by the Administrative Agent not later than 1:00 p.m. three Business Days prior to the date of termination or reduction, (ii) any such partial reduction shall be in an aggregate amount of $5,000,000 or any whole multiple of $500,000 in excess thereof and (iii) the Borrower shall not terminate or reduce (A) the 68 122373747_5 166482999_6

Revolving Credit Facility if, after giving effect thereto and to any concurrent prepayments hereunder, the Total Revolving Credit Outstandings would exceed the Revolving Credit Facility, (B) the Letter of Credit Sublimit if, after giving effect thereto, the Outstanding Amount of L/C Obligations not fully Cash Collateralized hereunder would exceed the Letter of Credit Sublimit, or (C) the Swing Line Sublimit if, after giving effect thereto and to any concurrent prepayments hereunder, the Outstanding Amount of Swing Line Loans would exceed the Swing Line Sublimit; provided further that a notice of termination or reduction delivered by Borrower hereunder may state that such notice is conditioned upon the effectiveness of other credit facilities or the closing of another transaction, the proceeds of which will be used to prepay any outstanding Loans, in which case such termination or reduction may be conditional upon the effectiveness of such other credit facilities or the closing of such other transaction. (b) Mandatory. (i) The aggregate Term B-2 Commitments shall be automatically and permanently reduced to zero on the Delayed Draw Termination Date. (ii) If after giving effect to any reduction or termination of Revolving Credit Commitments under this Section 2.06, the Letter of Credit Sublimit or the Swing Line Sublimit exceeds the Revolving Credit Facility at such time, the Letter of Credit Sublimit or the Swing Line Sublimit, as the case may be, shall be automatically reduced by the amount of such excess. (c) Application of Commitment Reductions; Payment of Fees. The Administrative Agent will promptly notify the Revolving Credit Lenders of any termination or reduction of the Letter of Credit Sublimit, the Swing Line Sublimit or the Revolving Credit Commitment under this Section 2.06. Upon any reduction of the Revolving Credit Commitments, the Revolving Credit Commitment of each Revolving Credit Lender shall be reduced by such Revolving Credit Lender’s Applicable Revolving Credit Percentage of such reduction amount. All fees in respect of the Revolving Credit Facility accrued until the effective date of any termination of the Revolving Credit Facility shall be paid on the effective date of such termination. 2.07 Repayment of Loans. (a) Term Loans. (i) Initial Term B Loans. (A) As a result of application of prepayments prior to the Restatement Date, the Borrower satisfied its obligations to make scheduled principal installments of the Initial Term B-1 Loans and no further scheduled principal installments are required with respect to the Initial Term B-1 Loans. As of the Sixth Amendment Date, all of the Initial Term B-1 Loans have been repaid in full. (B) As a result of application of prepayments on or prior to the Sixth Amendment Date, the Borrower satisfied its obligations to make scheduled principal installments of the Initial Term B-2 Loans and no further scheduled principal installments are required with respect to the Initial Term B-2 Loans. As of the Sixth Amendment Date, all of the Initial Term B-2 Loans have been exchanged for Initial Term B-3 Loans, refinanced or repaid in full. (C) As a result of application of prepayments on or prior to the Sixth Amendment Date, the Borrower satisfied its obligations to make scheduled principal 69 122373747_5 166482999_6 installments of the Initial Term B-3 Loans and no further scheduled principal installments are required with respect to the Initial Term B-3 Loans. The remaining principal amount of all Initial Term B-3 Loans shall be repaid in full on the Term B-3 Maturity Date. (ii) Incremental Term Loans. The Borrower shall repay to the Incremental Lenders holding Incremental Term Loans the outstanding principal amount of each Incremental Term Loan (if any) as determined pursuant to, and in accordance with, Section 2.14 (which amounts shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.05). (b) Revolving Credit Loans. The Borrower shall repay to the Revolving Credit Lenders on the Revolving Credit Maturity Date the aggregate principal amount of all Revolving Credit Loans outstanding on such date. (c) Swing Line Loans. The Borrower shall repay each Swing Line Loan on the earlier to occur of (i) the date ten Business Days after such Loan is made and (ii) the Revolving Credit Maturity Date; provided that any Swing Line Loan that has not been repaid upon the date referenced in clause (i) shall be refinanced with Revolving Credit Loans pursuant to Section 2.04(c) without regard to any conditions for funding Revolving Credit Loans. 2.08 Interest. (a) Subject to the provisions of Section 2.08(b), (i) each Eurodollar RateSOFR Loan shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to the Eurodollar RateAdjusted Term SOFR for such Interest Period plus the Applicable Rate for Loans of such Type; (ii) each Base Rate Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Rate for Loans of such Type; and (iii) each Swing Line Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Rate for Base Rate Loans that are Revolving Credit Loans. (b) (i) Immediately upon the occurrence and during the continuance of an Event of Default under Section 8.01(a) or (f), the Borrower shall pay interest on all outstanding Obligations hereunder at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws. (ii) Upon the occurrence and during the continuance of any other Event of Default, at the election of the Required Lenders, the Borrower shall pay interest on the principal amount of all outstanding Obligations hereunder at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws. (iii) Accrued and unpaid interest on past due amounts (including interest on past due interest) shall be due and payable upon demand. (c) Interest on each Loan shall be due and payable in arrears on each Interest Payment Date applicable thereto and at such other times as may be specified herein. Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law. (d) In the event of any repayment or prepayment of any SOFR Loan, accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment. In the 70 122373747_5 166482999_6 event of any conversion of any SOFR Loan prior to the end of the Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion. 2.09 Fees. In addition to certain fees described in Sections 2.03(h) and (i): (a) Commitment Fee. The Borrower shall pay to the Administrative Agent for the account of each Revolving Credit Lender in accordance with its Applicable Revolving Credit Percentage, a commitment fee (“Commitment Fee”) equal to the Applicable Rate times the actual daily amount by which the Revolving Credit Facility exceeds the sum of (i) the Outstanding Amount of Revolving Credit Loans and (ii) the Outstanding Amount of L/C Obligations, subject to adjustment as provided in Section 2.16. The Commitment Fee shall accrue at all times during the Availability Period, including at any time during which one or more of the conditions in Article 4 is not met, and shall be due and payable quarterly in arrears on the last Business Day of each March, June, September and December, commencing with the first such date to occur after the Restatement Date, and on the last day of the Availability Period. The Commitment Fee shall be calculated quarterly in arrears, and if there is any change in the Applicable Rate during any quarter, the actual daily amount shall be computed and multiplied by the Applicable Rate separately for each period during such quarter that such Applicable Rate was in effect. (b) Other Fees. (i) The Borrower shall pay to the Administrative Agent or Wells Fargo Securities, as applicable, for its own account and for the account of each Arranger, without duplication, fees in the amounts and at the times specified in each Fee Letter and in the Fifth Amendment. Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever. (ii) The Borrower shall pay to the Lenders, without duplication, such fees as shall have been separately agreed upon in writing in the amounts and at the times so specified. Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever. 2.10 Computation of Interest and Fees; Retroactive Adjustments of Applicable Rate. (a) All computations of interest for Base Rate Loans determined by reference to the “prime rate” shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All other computations of fees and interest shall be made on the basis of a 360-day year and actual days elapsed (which results in more fees or interest, as applicable, being paid than if computed on the basis of a 365-day year). Interest shall accrue on each Loan for the day on which the Loan is made, and shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid; provided that any Loan that is repaid on the same day on which it is made shall, subject to Section 2.12(a), bear interest for one day. Each determination by the Administrative Agent of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error. (b) If, as a result of any restatement of or other adjustment to the financial statements of the Borrower or for any other reason, the Borrower or the Lenders determine that (i) the Consolidated Secured Leverage Ratio as calculated by the Borrower as of any applicable date was inaccurate and (ii) a proper calculation of the Consolidated Secured Leverage Ratio would have resulted in higher pricing for such period, the Borrower shall (A) immediately deliver to the Administrative Agent, a corrected Compliance Certificate for such period and (B) immediately and retroactively be obligated to pay to the Administrative Agent for the account of the applicable Lenders or the L/C Issuer, as the case may be, promptly on demand by the Administrative Agent (or, after the occurrence of an actual or deemed entry of an order for relief with respect to the Borrower under the Bankruptcy Code of the United States, automatically and without further action by the Administrative Agent, any Lender or the L/C Issuer), an 71 122373747_5 166482999_6

amount equal to the excess of the amount of interest and fees that should have been paid for such period over the amount of interest and fees actually paid for such period. This paragraph shall not limit the rights of the Administrative Agent, any Lender or the L/C Issuer, as the case may be, under Section 2.03(c)(iii), 2.03(h) or 2.08(b) or under Article 8. The Borrower’s obligations under this paragraph shall survive the termination of the Aggregate Commitments and the repayment of all other Obligations hereunder. 2.11 Evidence of Debt. (a) The Credit Extensions made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender and by the Administrative Agent in the ordinary course of business. The accounts or records maintained by the Administrative Agent and each Lender shall be conclusive absent manifest error of the amount of the Credit Extensions made by the Lenders to the Borrower and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrower hereunder to pay any amount owing with respect to the Obligations. In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of the Administrative Agent in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error. Upon the request of any Lender made through the Administrative Agent, the Borrower shall execute and deliver to such Lender (through the Administrative Agent) a Revolving Credit Note, a Swing Line Note, a Term B-1 Note, a Term B-2 Note and/or a Term B-3 Note, as applicable, which shall evidence such Lender’s Loans in addition to such accounts or records. Each Lender may attach schedules to its Note(s) and endorse thereon the date, Type (if applicable), amount and maturity of its Loans and payments with respect thereto. (b) In addition to the accounts and records referred to in Section 2.11(a), each Revolving Credit Lender and the Administrative Agent shall maintain in accordance with its usual practice accounts or records evidencing the purchases and sales by such Revolving Credit Lender of participations in Letters of Credit and Swing Line Loans. In the event of any conflict between the accounts and records maintained by the Administrative Agent and the accounts and records of any Revolving Credit Lender in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error. 2.12 Payments Generally; Administrative Agent’s Clawback. (a) General. All payments to be made by the Borrower shall be made without condition or deduction for any counterclaim, defense, recoupment or setoff. Except as otherwise expressly provided herein, all payments by the Borrower hereunder shall be made to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the Administrative Agent’s Office in Dollars and in immediately available funds not later than 12:00 p.m. on the date specified herein. The Administrative Agent will promptly distribute to each Lender its Applicable Percentage in respect of the relevant Facility (or other applicable share as provided herein) of such payment in like funds as received by wire transfer to such Lender’s Lending Office. All payments received by the Administrative Agent after 12:00 p.m. shall be deemed received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue. If any payment to be made by the Borrower shall come due on a day other than a Business Day, payment shall be made on the next following Business Day, and such extension of time shall be reflected on computing interest or fees, as the case may be. (b) Funding by Lenders; Payments by Borrower. 72 122373747_5 166482999_6

(i) Funding by Lenders; Presumptions by Administrative Agent. Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing of Eurodollar RateSOFR Loans (or, in the case of any Borrowing of Base Rate Loans, prior to 12:00 noon on the date of such Borrowing) that such Lender will not make available to the Administrative Agent such Lender’s share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with Section 2.02 (or, in the case of a Borrowing of Base Rate Loans, that such Lender has made such share available in accordance with and at the time required by Section 2.02) and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount in immediately available funds with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (A) in the case of a payment to be made by such Lender, the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation, plus any administrative, processing or similar fees customarily charged by the Administrative Agent in connection with the foregoing, and (B) in the case of a payment to be made by the Borrower, the interest rate applicable to Base Rate Loans. If the Borrower and such Lender shall pay such interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to the Borrower the amount of such interest paid by the Borrower for such period. If such Lender pays its share of the applicable Borrowing to the Administrative Agent, then the amount so paid shall constitute such Lender’s Loan included in such Borrowing. Any payment by the Borrower shall be without prejudice to any claim the Borrower may have against a Lender that shall have failed to make such payment to the Administrative Agent. (ii) Payments by Borrower; Presumptions by Administrative Agent. Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or the L/C Issuer hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Appropriate Lenders or the L/C Issuer, as the case may be, the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Appropriate Lenders or the L/C Issuer, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or the L/C Issuer, in immediately available funds with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation plus any administrative, processing or similar fees customarily charged by the Administrative Agent in connection with the foregoing. (c) Failure to Satisfy Conditions Precedent. If any Lender makes available to the Administrative Agent funds for any Loan to be made by such Lender as provided in the foregoing provisions of this Article 2, and such funds are not made available to the Borrower by the Administrative Agent because the conditions to the applicable Credit Extension set forth in Article 4 and, if applicable, Section 7 of the Fifth Amendment are not satisfied or waived in accordance with the terms hereof, the Administrative Agent shall return such funds (in like funds as received from such Lender) to such Lender, without interest. 73 122373747_5 166482999_6

(d) Obligations of Lenders Several. The obligations of the Lenders hereunder to make Loans, to fund participations in Letters of Credit and Swing Line Loans and to make payments pursuant to Section 10.04(c) are several and not joint. The failure of any Lender to make any Loan, to fund any such participation or to make any payment under Section 10.04(c) on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Loan, to purchase its participation or to make its payment under Section 10.04(c). (e) Funding Source. Nothing herein shall be deemed to obligate any Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner. 2.13 Sharing of Payments by Lenders. If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans or other obligations hereunder resulting in such Lender’s receiving payment of a proportion of the aggregate amount of its Loans and accrued interest thereon or other such obligations (other than pursuant to Sections 3.01, 3.04, 3.05 or 10.04) greater than its pro rata share thereof as provided herein, then the Lender receiving such greater proportion shall (a) notify the Administrative Agent of such fact, and (b) purchase (for cash at face value) participations in the Loans and such other obligations of the other Lenders, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and other amounts owing them; provided that: (i) if any such participations or subparticipations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations or subparticipations shall be rescinded and the purchase price restored to the extent of such recovery, without interest; and (ii) the provisions of this Section shall not be construed to apply to (A) any payment made by or on behalf of the Borrower pursuant to and in accordance with the express terms of this Agreement (including the application of funds arising from the existence of a Defaulting Lender or Disqualified Institution), (B) the application of Cash Collateral provided for in Section 2.15, or (C) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or subparticipations in L/C Obligations or Swing Line Loans to any assignee or participant, other than to the Borrower or any of its Subsidiaries, as to which the provisions of this Section shall apply (unless consented to by the Required Lenders), except to the extent permitted pursuant to Section 10.01. The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation. 2.14 Incremental Increases. (a) Request for Incremental Increases. At any time after the Delayed Draw Termination Date, upon written notice to the Administrative Agent, the Borrower may, from time to time, request one or more incremental term loans or increases in the Outstanding Amount of any Class of Term Loan (each, an “Incremental Term Loan”) or one or more increases in the Revolving Credit Facility (each, a “Revolving Credit Facility Increase” and, together with the initial principal amount of the Incremental Term Loans, the “Incremental Increases”); provided that: 74 122373747_5 166482999_6

(i) the principal amount of each requested Incremental Increase shall not exceed the sum of: (A) $300,000,000 less the aggregate original principal amount of all other Incremental Increases incurred after the Delayed Draw Termination Date pursuant to this clause (A) (whether or not such Incremental Increases have been funded); plus (B) the amount that is equal to the greatest amount of additional Indebtedness that, as of the Increase Effective Date of such Incremental Increase, would not cause the pro forma Consolidated Secured Leverage Ratio to exceed 3.25 to 1.00 (it being understood and agreed that the calculation of the Consolidated Secured Leverage Ratio under this clause (B) shall be determined based on the financial information received for the fiscal quarter most recently ended prior to the Increase Effective Date for which financial statements have been delivered to the Administrative Agent pursuant to Section 7 of the Fifth Amendment, Section 6.01(a) or Section 6.01(b), as applicable, after giving effect to such Incremental Increase (assuming that all Incremental Increases are fully funded on the effective date thereof) and to the related use of proceeds thereof (including any permanent repayment of Indebtedness in connection therewith)); plus (C) the sum of (1) the aggregate principal amount of Term B Loans prepaid pursuant to Section 2.05(a)(i) plus (2) the aggregate amount of all optional prepayments of Revolving Credit Loans (solely to the extent accompanied by permanent optional reductions in the Revolving Credit Commitment) plus (3) the aggregate amount paid in cash by the Borrower and its Subsidiaries in connection with a prepayment of Term B Loans in accordance with Section 2.18; in each case to the extent such prepayments are not funded with the proceeds of Indebtedness that, in accordance with GAAP (constitutes, or when incurred, constituted) a long-term liability; provided, that, for the avoidance of doubt, (x) amounts shall be established or incurred utilizing clause (B) above prior to utilizing clauses (A) or (C) above, and (y) any amounts previously incurred utilizing clause (A) or (C) above may, at the election of Borrower, later be reclassified as having been incurred under clause (B) above, so long as the Borrower meets the requirements of clause (B) above at the time of, and after giving effect to, such reclassification (in which case the amount available under clauses (A) and/or (C), as applicable, shall be increased by the amount so reclassified); and (ii) any such request for an increase shall be in a minimum principal amount of $25,000,000 for any Incremental Term Loan and $10,000,000 for any Revolving Credit Facility Increase or, in each case, any lesser remaining amount permitted pursuant to the foregoing clause (i). (b) Incremental Lenders. Each notice from the Borrower pursuant to this Section shall set forth the requested amount and proposed terms of the relevant Incremental Increase. Incremental Increases may be provided by any existing Lender (but no existing Lender will have any obligation to make a portion of any Incremental Increase) or by any other Persons (each such Person referred to in this sentence that agrees to provide any portion of an Incremental Increase, an “Incremental Lender”); provided that the Administrative Agent, L/C Issuer and/or the Swing Line Lender, as applicable, shall have consented (not to be unreasonably withheld, conditioned or delayed) to such Incremental Lender’s providing such Incremental Increases to the extent any such consent would be required under Section 10.06(b) for an assignment of Loans or Revolving Credit Commitments, as applicable, to such Incremental Lender. At the time of sending such notice, the Borrower (in consultation with the 75 122373747_5 166482999_6

Administrative Agent) shall specify the time period within which each Incremental Lender is requested to respond, which shall in no event be less than 10 Business Days from the date of delivery of such notice to the proposed Incremental Lenders (or such shorter period as may be agreed to by the Administrative Agent and each Incremental Lender, in their sole discretion). Each proposed Incremental Lender may elect or decline, in its sole discretion, and shall notify the Administrative Agent within such time period whether it agrees, to provide an Incremental Increase and, if so, whether by an amount equal to, greater than or less than requested. Any Person not responding within such time period shall be deemed to have declined to provide an Incremental Increase. (c) Increase Effective Date and Allocations. The Administrative Agent and the Borrower shall determine the effective date (the “Increase Effective Date”) and the final allocation of such Incremental Increase. The Administrative Agent shall promptly notify the Borrower and the Incremental Lenders of the final allocation of such Incremental Increases and the Increase Effective Date (limited in the case of the Incremental Lenders to their own respective allocations thereof). (d) Conditions to Effectiveness of Incremental Increases. Any Incremental Increase shall become effective as of such Increase Effective Date; provided that, subject to Section 1.07, each of the following conditions has been satisfied or waived as of such Increase Effective Date:: (i) no Default shall exist on such Increase Effective Date immediately prior to or after giving effect to (A) such Incremental Increase or (B) the making of any Credit Extensions pursuant thereto; (ii) immediately prior to and after giving effect to (A) such Incremental Increase and (B) the making of any Credit Extensions pursuant thereto, the conditions set forth in Section 4.02(a) are satisfied; (iii) the Borrower is in pro forma compliance with (A) the Debt Incurrence Test and (B) the financial covenant set forth in Section 7.11 (regardless of whether a Suspension Period is in effect at such time) based on the financial statements most recently delivered to the Administrative Agent pursuant to Section 7 of the Fifth Amendment, Section 6.01(a) or Section 6.01(b), as applicable, in each case after giving effect to such Incremental Increase (in each case, assuming that all Incremental Increases are fully funded on the effective date and after giving effect to any then applicable Secured Leverage Ratio Increase and any permanent repayment of Indebtedness in connection therewith); (iv) each such Incremental Increase shall be effected pursuant to an amendment (each, an “Incremental Amendment”) to this Agreement and, as appropriate, the other Loan Documents, executed by the Borrower, the Administrative Agent and the applicable Incremental Lenders, which Incremental Amendment may, without the consent of any other Lenders, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent, to effect the provisions of this Section 2.14. Without limiting the foregoing, in connection with any Incremental Increase having a maturity date that ends after the then latest maturity date hereunder, to the extent reasonably determined by the Administrative Agent, the respective Loan Parties shall (at their expense) amend (and the Administrative Agent is hereby directed to amend) any Mortgage that has a maturity date prior to the maturity date applicable to such Incremental Increase so that such maturity date is extended to the then latest maturity date hereunder (after giving effect to such Incremental Increase) (or such later date as may be advised by outside counsel to the Administrative Agent); 76 122373747_5 166482999_6

(v) in the case of each Incremental Term B Loan: (A) such Incremental Term B Loan will mature and amortize in a manner reasonably acceptable to the Incremental Lenders making such Incremental Term B Loan and the Borrower, but will not in any event have a shorter weighted average life to maturity than the remaining weighted average life to maturity of the Initial Term B-3 Loan or a maturity date earlier than the Term B-3 Maturity Date; and (B) the Applicable Rate and pricing grid, if applicable, for such Incremental Term B Loan shall be determined by the applicable Incremental Lenders and the Borrower on the applicable Increase Effective Date; provided that if the Applicable Rate in respect of any Incremental Term B Loan that is secured on a pari passu basis with the Initial Term B Loans and incurred on or prior to the date that is twelve (12) months after the Restatement Date (determined with reference to each pricing tier of any applicable pricing grid) exceeds the Applicable Rate for the Initial Term B-1 Loan, the Initial Term B-2 Loan or the Initial Term B-3 Loan (in each case, as determined by the Administrative Agent) by more than 0.50%, then the Applicable Rate for the Initial Term B-1 Loan, the Initial Term B-2 Loan and/or the Initial Term B-3 Loan, as applicable, shall be increased (including by way of inclusion of a pricing grid) so that the Applicable Rate in respect of such Initial Term B-1 Loan, such Initial Term B-2 Loan and/or such Initial Term B-3 Loan is equal to the Applicable Rate for such Incremental Term B Loan minus 0.50% (determined at each level of each applicable pricing grid); provided further that in determining the Applicable Rate(s) applicable to each Incremental Term B Loan and the Applicable Rate(s) for each Initial Term B Loan, (1) original issue discount (“OID”) or upfront fees (which shall be deemed to constitute like amounts of OID) payable by the Borrower to the Lenders under such Incremental Term B Loan or such Initial Term B Loan in each case in the initial primary syndication thereof shall be included (with OID being equated to interest based on assumed four-year life to maturity, or, if the remaining life to maturity is less than four years, based on the remaining life to maturity) and (2) customary arrangement, underwriting or commitment fees payable to any of the Arrangers in connection with the Initial Term B-1 Loan (including any such fees paid on the Restatement Date), any Arranger (or its affiliates) in connection with the Initial Term B-2 Loan or the Initial Term B-3 Loan or to one or more arrangers (or their affiliates) of any Incremental Term B Loan shall be excluded (it being understood that all interest rate margins and the effects of any and all interest rate floors shall be included in determining Applicable Rate(s) under this provision); (vi) in the case of each Revolving Credit Facility Increase: (A) such Revolving Credit Facility Increase shall mature on the Revolving Credit Maturity Date and shall be subject to the same terms and conditions as the Revolving Credit Loans (except for interest rate margins, commitment fees and upfront fees; provided that if the interest rate margins and/or commitment fees in respect of any Revolving Credit Facility Increase exceed the interest rate margins and/or commitment fees for any other Revolving Credit Commitments, then the interest rate margins and/or commitment fees, as applicable, for such other Revolving Credit Commitments shall be increased so that the interest rate margins and/or commitment fees, as applicable, are equal to the interest rate margins and/or commitment fees for such Revolving Credit Facility Increase); 77 122373747_5 166482999_6

(B) the outstanding Revolving Credit Loans and Applicable Revolving Credit Percentages of Swing Line Loans and L/C Obligations will be reallocated by the Administrative Agent on the applicable Increase Effective Date among the Revolving Credit Lenders (including the Incremental Lenders providing such Revolving Credit Facility Increase) in accordance with their revised Applicable Revolving Credit Percentages (and the Revolving Credit Lenders (including the Incremental Lenders providing such Revolving Credit Facility Increase) agree to make all payments and adjustments necessary to effect such reallocation and the Borrower shall pay any and all costs required pursuant to Section 3.05 in connection with such reallocation as if such reallocation were a repayment); and (C) except as provided above, all of the other terms and conditions applicable to such Revolving Credit Facility Increase shall, except to the extent otherwise provided in this Section 2.14, be identical to the terms and conditions applicable to the Revolving Credit Facility; and (vii) the terms and conditions of any Incremental Increase shall be set forth in the relevant Incremental Amendment and, except as provided in the foregoing clauses of this Section 2.14 or in the case of terms that are consistent with the Initial Term B-3 Loan, shall be reasonably satisfactory to the Administrative Agent and the Borrower; provided that all of the terms of any junior lien Incremental Term Loan shall include differences from the Initial Term B Loans as the Administrative Agent shall reasonably deem to be customary for such junior lien financings. (e) Nature of Obligations. Each Incremental Increase shall constitute Obligations of the Borrower and shall be (A) secured and guaranteed with the other Credit Extensions on a pari passu basis or (B) in the case of any junior lien Incremental Term B Loans, secured with the other Credit Extensions on a second lien basis subject to an intercreditor agreement in form and substance reasonably satisfactory to the Administrative Agent. (f) Voting. Any Incremental Lender providing any portion of a Revolving Credit Facility Increase shall be entitled to the same voting rights as the existing Revolving Credit Lenders under the Revolving Credit Facility and any Credit Extensions made in connection with each Revolving Credit Facility Increase shall receive proceeds of prepayments on the same basis as the other Revolving Credit Loans made hereunder and the Incremental Lenders shall be included in any determination of the Required Lenders, Required Revolving Credit Lenders, Required Term B Lenders or similar term hereunder, as applicable. (g) Conflicting Provisions. This Section shall supersede any provisions in Section 2.13 or 10.01 to the contrary. 2.15 Cash Collateral. At any time that there shall exist a Defaulting Lender, within one Business Day following the written request of the Administrative Agent, the L/C Issuer or the Swing Line Lender (with a copy to the Administrative Agent), the Borrower shall Cash Collateralize the Fronting Exposure of the L/C Issuer and/or the Swing Line Lender, as applicable, with respect to such Defaulting Lender (determined after giving effect to Section 2.16(a)(iv) and any Cash Collateral provided by such Defaulting Lender) in an amount not less than the Minimum Collateral Amount. (a) Grant of Security Interest. The Borrower, and to the extent provided by any Defaulting Lender, such Defaulting Lender, hereby grants to the Administrative Agent, for the benefit of the L/C Issuer and the Swing Line Lender, and agrees to maintain, a first priority security interest in all such Cash Collateral as security for the Defaulting Lender’s obligation to fund participations in respect of L/C 78 122373747_5 166482999_6

Obligations and Swing Line Loans, to be applied pursuant to subsection (b) below. If at any time the Administrative Agent determines that Cash Collateral is subject to any right or claim of any Person other than the Administrative Agent, the L/C Issuer and the Swing Line Lender as herein provided (other than Liens permitted by Section 7.01), or that the total amount of such Cash Collateral is less than the Minimum Collateral Amount, the Borrower will, promptly upon demand by the Administrative Agent, pay or provide to the Administrative Agent additional Cash Collateral in an amount sufficient to eliminate such deficiency (after giving effect to any Cash Collateral provided by the Defaulting Lender). (b) Application. Notwithstanding anything to the contrary contained in this Agreement, Cash Collateral provided under this Section 2.15 or Section 2.16 in respect of Letters of Credit and Swing Line Loans shall be applied to the satisfaction of the Defaulting Lender’s obligation to fund participations in respect of L/C Obligations and Swing Line Loans (including, as to Cash Collateral provided by a Defaulting Lender, any interest accrued on such obligation) for which the Cash Collateral was so provided, prior to any other application of such property as may otherwise be provided for herein. (c) Termination of Requirement. Cash Collateral (or the appropriate portion thereof) provided to reduce the Fronting Exposure of the L/C Issuer and/or the Swing Line Lender, as applicable, shall no longer be required to be held as Cash Collateral pursuant to this Section 2.15 following (i) the elimination of the applicable Fronting Exposure (including by the termination of Defaulting Lender status of the applicable Lender), or (ii) the determination by the Administrative Agent, the L/C Issuer and the Swing Line Lender that there exists excess Cash Collateral; provided that, subject to Section 2.16, the Person providing Cash Collateral, the L/C Issuer and the Swing Line Lender may agree that Cash Collateral shall be held to support future anticipated Fronting Exposure or other obligations. 2.16 Defaulting Lenders. (a) Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as such Lender is no longer a Defaulting Lender, to the extent permitted by applicable Law: (i) Waivers and Amendments. Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in the definition of Required Lenders, Required Pro Rata Lenders, Required Revolving Credit Lenders, Required Term B Lenders and Section 10.01. (ii) Defaulting Lender Waterfall. Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article 8 or otherwise), or received by the Administrative Agent from a Defaulting Lender pursuant to Section 10.08), shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by such Defaulting Lender to the L/C Issuer or the Swing Line Lender hereunder; third, to Cash Collateralize the Fronting Exposure of the L/C Issuer and the Swing LingLine Lender with respect to such Defaulting Lender in accordance with Section 2.15; fourth, as the Borrower may request (so long as no Default exists), to the funding of any Loan or funded participation in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; fifth, if so determined by the Administrative Agent and the Borrower, to be held in a deposit account and released pro rata in order to (A) satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans and funded participations under this Agreement and (B) Cash Collateralize the L/C Issuer’s and the Swing 79 122373747_5 166482999_6

Line Lender’s future Fronting Exposure with respect to such Defaulting Lender with respect to future Letters of Credit and Swing Line Loans issued under this Agreement, in accordance with Section 2.15; sixth, to the payment of any amounts owing to the Lenders, the L/C Issuer or the Swing Line Lender as a result of any judgment of a court of competent jurisdiction obtained by any Lender, the L/C Issuer or the Swing Line Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; seventh, so long as no Default exists, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and eighth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (A) such payment is a payment of the principal amount of any Loans or funded participations in Letters of Credit or Swing Line Loans in respect of which such Defaulting Lender has not fully funded its appropriate share and (B) such Loans were made or the related Letters of Credit or Swing Line Loans were issued at a time when the conditions set forth in Section 4.02 were satisfied or waived, such payment shall be applied solely to pay the Loans of, and funded participations in Letters of Credit or Swing Line Loans owed to, all Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of, or funded participations in Letters of Credit or Swing Line Loans owed to, such Defaulting Lender until such time as all Loans and funded and unfunded participations in L/C Obligations and Swing Line Loans are held by the Lenders pro rata in accordance with the Commitments hereunder without giving effect to Section 2.16(a)(iv). Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post Cash Collateral pursuant to this Section 2.16(a)(ii) shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto. (iii) Certain Fees. (A) No Defaulting Lender shall be entitled to receive any Commitment Fee for any period during which that Lender is a Defaulting Lender (and the Borrower shall not be required to pay any such fee that otherwise would have been required to have been paid to that Defaulting Lender). (B) Each Defaulting Lender that is a Revolving Credit Lender shall be entitled to receive Letter of Credit Fees for any period during which such Lender is a Defaulting Lender only to the extent allocable to its Applicable Revolving Credit Percentage of the stated amount of Letters of Credit for which it has provided Cash Collateral pursuant to Section 2.15. (C) With respect to any fee payable under Section 2.09(a) or any Letter of Credit Fee not required to be paid to any Defaulting Lender pursuant to clause (A) or (B) above, the Borrower shall (1) pay to each Non-Defaulting Lender that is a Revolving Credit Lender that portion of any such fee otherwise payable to such Defaulting Lender with respect to such Defaulting Lender’s participation in L/C Obligations or Swing Line Loans that has been reallocated to such Non-Defaulting Lender pursuant to clause (iv) below, (2) pay to the L/C Issuer and the Swing Line Lender, as applicable, the amount of any such fee otherwise payable to such Defaulting Lender to the extent allocable to such L/C Issuer’s or Swing Line Lender’s Fronting Exposure to such Defaulting Lender, and (3) not be required to pay the remaining amount of any such fee. 80 122373747_5 166482999_6

(iv) Reallocation of Applicable Revolving Credit Percentages to Reduce Fronting Exposure. All or any part of such Defaulting Lender’s participation in L/C Obligations and Swing Line Loans shall be reallocated among the Non-Defaulting Lenders which are Revolving Credit Lenders in accordance with their respective Applicable Revolving Credit Percentages (calculated without regard to such Defaulting Lender’s Revolving Credit Commitment) but only to the extent that such reallocation does not cause the sum of the Outstanding Amount of Revolving Credit Loans of any Non-Defaulting Lender plus such Non-Defaulting Lender’s ratable share (determined based on its Applicable Revolving Credit Percentage) of L/C Obligations and Swing Line Loans to exceed such Non-Defaulting Lender’s Revolving Credit Commitment. No reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation. (v) Cash Collateral; Repayment of Swing Line Loans. If the reallocation described in clause (a)(iv) above cannot, or can only partially, be effected, the Borrower shall, without prejudice to any right or remedy available to it hereunder or under applicable Law, (A) first, prepay Swing Line Loans in an amount equal to the Swing Line Lender’s Fronting Exposure and (B) second, Cash Collateralize the L/C Issuer’s Fronting Exposure in accordance with the procedures set forth in Section 2.15. (b) Defaulting Lender Cure. If the Borrower, the Administrative Agent and, in the event that a Defaulting Lender is a Revolving Credit Lender, the Swing Line Lender and the L/C Issuer agree in writing that a Lender is no longer a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any Cash Collateral), that Lender will, to the extent applicable, purchase that portion of outstanding Revolving Credit Loans of the other Revolving Credit Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Revolving Credit Loans and funded and unfunded participations in Letters of Credit and Swing Line Loans to be held on a pro rata basis by the Revolving Credit Lenders in accordance with their Applicable Revolving Credit Percentages (without giving effect to Section 2.16(a)(iv)), whereupon such Lender will cease to be a Defaulting Lender; provided, that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrower while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. 2.17 Extensions of Term Loans and Revolving Credit Commitments. (a) Notwithstanding anything to the contrary in this Agreement, pursuant to one or more offers (each, an “Extension Offer”) made from time to time by the Borrower to all Lenders of any Class of Term Loans with a like maturity date or Revolving Credit Commitments with a like maturity date, in each case on a pro rata basis (based on the aggregate outstanding principal amount of the respective Class of Term Loans or Revolving Credit Commitments with a like maturity date, as the case may be) and on the same terms to each such Lender, the Borrower is hereby permitted to consummate from time to time transactions with individual Lenders that accept the terms contained in such Extension Offers to extend the maturity date of each such Lender’s Term Loans of such Class and/or Revolving Credit Commitments and otherwise modify the terms of such Term Loans and/or Revolving Credit Commitments pursuant to the terms of the relevant Extension Offer (including, without limitation, by increasing the interest rate or fees payable in respect of such Term Loans and/or Revolving Credit Commitments (and related outstandings) and/or modifying the amortization schedule in respect of such Term Loans) (each, an 81 122373747_5 166482999_6

“Extension”, and each group of Term Loans or Revolving Credit Commitments, as applicable, in each case as so extended, as well as the original Term Loans and the original Revolving Credit Commitments (in each case not so extended), being a separate “tranche” and a separate Class; any Extended Term Loans shall constitute a separate tranche and Class of Term Loans from the tranche and Class of Term Loans from which they were converted, and any Extended Revolving Credit Commitments shall constitute a separate tranche and Class of Revolving Credit Commitments from the tranche and Class of Revolving Credit Commitments from which they were converted), so long as the following terms are satisfied: (i) no Default shall have occurred and be continuing at the time the offering document in respect of an Extension Offer is delivered to the Lenders or immediately prior to, and immediately after, the effectiveness of such Extension, (ii) except as to interest rates, fees and final maturity (which shall be determined by the Borrower and set forth in the relevant Extension Offer), the Revolving Credit Commitment of any Revolving Credit Lender that agrees to an Extension with respect to such Revolving Credit Commitment (an “Extending Revolving Credit Lender”) extended pursuant to an Extension (an “Extended Revolving Credit Commitment”), and the related outstandings, shall be a Revolving Credit Commitment (or related outstandings, as the case may be) with the same terms as the original Revolving Credit Commitments (and related outstandings); provided that: (A) the borrowing and repayment (except for (1) payments of interest and fees at different rates on Extended Revolving Credit Commitments (and related outstandings), (2) repayments required upon the maturity date of the non-extending Revolving Credit Commitments and (3) repayment to any Lender that is not an Extending Revolving Credit Lender made in connection with a permanent repayment and termination of commitments) of Loans with respect to Extended Revolving Credit Commitments after the applicable Extension date shall be made on a pro rata basis with all other Revolving Credit Commitments, (B) all Swing Line Loans and Letters of Credit shall be participated on a pro rata basis by all Lenders with Revolving Credit Commitments in accordance with their Applicable Revolving Credit Percentages, (C) the permanent repayment of Revolving Credit Loans with respect to, and termination of, Extended Revolving Credit Commitments after the applicable Extension date shall be made on a pro rata basis with all other Revolving Credit Commitments, except that the Borrower shall be permitted to permanently repay and terminate commitments of any such tranche on a better than a pro rata basis as compared to any other tranche with a later maturity date than such tranche, and (D) assignments and participations of Extended Revolving Credit Commitments and extended Revolving Credit Loans shall be governed by the same assignment and participation provisions applicable to Revolving Credit Commitments and Revolving Credit Loans, (iii) except as to interest rates, fees, amortization, final maturity date, premium, required prepayment dates and participation in prepayments (which shall, subject to immediately succeeding clauses (iv), (v) and (vi), be determined by the Borrower and set forth in the relevant Extension Offer), the Term Loans of any Lender that agrees to an Extension with respect to such Term Loans extended pursuant to any Extension (“Extended Term Loans”) shall have the same terms as the Class of Term Loans subject to such Extension Offer, provided that: 82 122373747_5 166482999_6

(A) the final maturity date of any Extended Term Loans shall be no earlier than the latest maturity date hereunder, (B) the weighted average life to maturity of any Extended Term Loans shall be no shorter than the remaining weighted average life to maturity of the applicable Class of Term Loans extended thereby, (C) any Extended Term Loans may participate on a pro rata basis or a less than pro rata basis (but not greater than a pro rata basis) in any voluntary or mandatory repayments or prepayments hereunder, in each case as specified in the respective Extension Offer, (iv) if the aggregate principal amount of Term Loans (calculated on the face amount thereof) or Revolving Credit Commitments, as the case may be, in respect of which Lenders shall have accepted the relevant Extension Offer shall exceed the maximum aggregate principal amount of Term Loans or Revolving Credit Commitments, as the case may be, offered to be extended by the Borrower pursuant to such Extension Offer, then the Term Loans or Revolving Credit Loans, as the case may be, of such Lenders shall be extended ratably up to such maximum amount based on the respective principal amounts (but not to exceed actual holdings of record) with respect to which such Lenders have accepted such Extension Offer, (v) all documentation in respect of such Extension shall be consistent with the foregoing, and (vi) at no time shall there be more than two different Classes of Revolving Credit Commitments hereunder or five different Classes of Term Loans hereunder (including the Initial Term B-1 Loans, the Initial Term B-2 Loans, the Initial Term B-3 Loans, any Incremental Term Loans, any Extended Term Loans and any Refinancing Term Loans). (b) With respect to all Extensions consummated by the Borrower pursuant to this Section, (i) such Extensions shall not constitute voluntary or mandatory payments or prepayments for purposes of Section 2.05 and (ii) unless otherwise agreed to by the Administrative Agent, each Extension Offer shall be in a minimum principal amount (to be specified in the relevant Extension Offer) for the applicable Class to be extended of (A) $100,000,000 with respect to Term Loans and (B) $25,000,000 with respect to Revolving Credit Commitments (in each case, or, if less, the remaining amount of such Class). The Administrative Agent and the Lenders hereby consent to the transactions contemplated by this Section (including, for the avoidance of doubt, payment of any interest, fees or premium in respect of any Extended Term Loans and/or Extended Revolving Credit Commitments on the such terms as may be set forth in the relevant Extension Offer) and hereby waive the requirements of any provision of this Agreement or any other Loan Document that may otherwise prohibit any such Extension or any other transaction contemplated by this Section. (c) No consent of any Lender or the Administrative Agent shall be required to effectuate any Extension, other than (i) the consent of each Lender agreeing to such Extension with respect to one or more of its Term Loans and/or Revolving Credit Commitments (or a portion thereof), and (ii) with respect to any Extension of the Revolving Credit Commitments, the consent of the L/C Issuer and the Swing Line Lender, which consent shall not be unreasonably withheld, delayed or conditioned. All Extended Term Loans, Extended Revolving Credit Commitments and all obligations in respect thereof shall be Obligations under this Agreement and the other Loan Documents that are secured by the Collateral on a pari passu basis with all other applicable Secured Obligations under this Agreement and the other Loan Documents. The Lenders hereby irrevocably authorize the Administrative Agent to enter into 83 122373747_5 166482999_6 amendments to this Agreement and the other Loan Documents with the Borrower as may be necessary in order to establish new Classes or sub-Classes in respect of Revolving Credit Commitments or Term Loans so extended and such technical amendments as may be necessary or appropriate in the reasonable opinion of the Administrative Agent and the Borrower in connection with the establishment of such new tranches or sub-tranches, in each case on terms consistent with this Section. In addition, if so provided in such amendment and with the consent of each L/C Issuer, participations in Letters of Credit expiring on or after the maturity date of any Revolving Credit Commitments that are not extended shall be re-allocated from Lenders holding Revolving Credit Commitments to Lenders holding Extended Revolving Credit Commitments in accordance with the terms of such amendment; provided, however, that such participation interests shall, upon receipt thereof by the relevant Lenders holding Revolving Credit Commitments, be deemed to be participation interests in respect of such Revolving Credit Commitments and the terms of such participation interests (including, without limitation, the commission applicable thereto) shall be adjusted accordingly. Without limiting the foregoing, in connection with any Extensions, to the extent reasonably determined by the Administrative Agent, the respective Loan Parties shall (at their expense) amend (and the Administrative Agent is hereby directed to amend) any Mortgage that has a maturity date prior to the then latest maturity date so that such maturity date is extended to the then latest maturity date hereunder (or such later date as may be advised by outside counsel to the Administrative Agent). (d) In connection with any Extension, the Borrower shall provide the Administrative Agent at least 10 Business Days (or such shorter period as may be agreed by the Administrative Agent) prior written notice thereof, and shall agree to such procedures (including, without limitation, regarding timing, rounding and other adjustments and to ensure reasonable administrative management of the credit facilities hereunder after such Extension), if any, as may be established by, or acceptable to, the Administrative Agent, in each case acting reasonably to accomplish the purposes of this Section. 2.18 Reverse Dutch Auction Prepayments. (a) Notwithstanding anything to the contrary contained in this Agreement, the Borrower may at any time and from time to time after the Delayed Draw Termination Date conduct reverse Dutch auctions in order to prepay any Class of Term B Loans below par value on a non-pro rata basis (each, an “Auction”, and each such Auction to be managed exclusively by the Administrative Agent or another investment bank of recognized standing selected by the Borrower and acceptable to the Administrative Agent (in such capacity, the “Auction Manager”)), so long as the following conditions are satisfied: (i) each Auction shall be conducted in accordance with the procedures, terms and conditions set forth in this Section and the Auction Procedures; (ii) no Default shall have occurred and be continuing or would result therefrom on the date of the delivery of each Auction Notice and at the time of prepayment of any Term B Loans in connection with any Auction and after giving effect to any Indebtedness incurred in connection therewith; (iii) the principal amount (calculated on the face amount thereof) of all Term B Loans that the Borrower offers to repay in any such Auction shall be no less than $10,000,000 and whole increments of $500,000 in excess thereof (unless another amount is agreed to by the Administrative Agent and Auction Manager); (iv) after giving effect to any prepayment of Term B Loans pursuant to this Section and any Indebtedness incurred in connection therewith, the Borrower shall be in pro forma compliance with (A) the Debt Incurrence Test and (B) the financial covenant set forth in Section 84 122373747_5 166482999_6

7.11 (regardless of whether a Suspension Period is in effect at such time) based on the financial statements most recently delivered to the Administrative Agent pursuant to Section 7 of the Fifth Amendment, Section 6.01(a) or Section 6.01(b), as applicable (after giving effect to any then applicable Secured Leverage Ratio Increase); (v) immediately prior to and immediately after giving effect to any prepayment of Term B Loans pursuant to this Section and any Indebtedness incurred in connection therewith there shall not be any Outstanding Amount of Revolving Credit Loans; (vi) the aggregate principal amount (calculated on the face amount thereof) of all Term B Loans so prepaid by the Borrower shall automatically be cancelled and retired by the Borrower on the settlement date of the relevant prepayment; (vii) no more than one Auction may be ongoing at any one time; (viii) the Borrower represents and warrants that, at the time of each such Auction and at the time of any prepayment of Term B Loans pursuant to such Auction, neither the Borrower nor any of its Subsidiaries shall have any material non-public information (within the meaning of the United States federal securities laws, “MNPI”) with respect to the Borrower or any of its Subsidiaries, any securities of the Borrower or any of its Subsidiaries, the Borrower’s ability to perform any obligations under this Agreement or any other Loan Document or any other matter that may be material to a decision by any Lender to participate in any such prepayment of Term B Loans pursuant to this Section, in any case, that has not been previously disclosed in writing to the Administrative Agent and the Lenders (other than because such Lender does not wish to receive MNPI) prior to such time and could reasonably be expected to have a material effect upon, or otherwise be material to, a Lender’s decision to participate in the Auction; (ix) at the time of each prepayment of Term B Loans through the Auction the Borrower shall have delivered to the Administrative Agent and the Auction Manager an officer’s certificate executed by a Responsible Officer of the Borrower certifying as to compliance with the preceding clauses (ii), (iv), (v) and (viii); and (x) any Auction shall be offered to all Lenders with outstanding Term B Loans of the applicable Class that are to be prepaid on a pro rata basis. (b) The Borrower must terminate an Auction if it fails to satisfy one or more of the conditions set forth above which are required to be met at the time which otherwise would have been the time of prepayment of Term B Loans pursuant to the respective Auction. If the Borrower commences any Auction (and all relevant requirements set forth above which are required to be satisfied at the time of the commencement of the respective Auction have in fact been satisfied), and if at such time of commencement the Borrower reasonably believes that all required conditions set forth above which are required to be satisfied at the time of the prepayment of Term B Loans pursuant to such Auction shall be satisfied, then the Borrower shall have no liability to any Lender for any termination of the respective Auction as a result of its failure to satisfy one or more of the conditions set forth above which are required to be met at the time which otherwise would have been the time of prepayment of Term B Loans pursuant to the respective Auction, and any such failure shall not result in any Default hereunder. With respect to all prepayments of Term B Loans made by the Borrower pursuant to this Section, (i) the Borrower shall pay on the settlement date of each such prepayment all accrued and unpaid interest and fees (except to the extent otherwise set forth in the relevant offering documents), if any, on the prepaid Term B Loans up to the settlement date of such prepayment and (ii) such prepayments shall not constitute voluntary or 85 122373747_5 166482999_6 mandatory payments or prepayments for purposes of this Agreement, including, without limitation, Section 2.05 or 2.06. (c) The Administrative Agent and the Lenders hereby consent to any Auction and the other transactions contemplated by this Section (provided that no Lender shall have an obligation to participate in any such Auctions) and hereby waive the requirements of any provision of this Agreement (including, without limitation, Sections 2.05 and 2.13) that may otherwise prohibit any Auction or any other transaction contemplated by this Section. The parties hereto understand and acknowledge that prepayments of the Term B Loans by the Borrower contemplated by this Section shall not constitute Investments by the Borrower. The Auction Manager acting in its capacity as such hereunder shall be entitled to the benefits of the provisions of Article 9 and Section 10.04 mutatis mutandis as if each reference therein to the “Administrative Agent” were a reference to the Auction Manager, and the Administrative Agent shall cooperate with the Auction Manager as reasonably requested by the Auction Manager in order to enable it to perform its responsibilities and duties in connection with each Auction. 2.19 Refinancing Facilities . (a) Refinancing Term Loans. (i) Notwithstanding anything to the contrary in this Agreement, the Borrower may by written notice to the Administrative Agent request the establishment of one or more additional tranches or Classes of term loans under this Agreement (“Refinancing Term Loans”) or one or more series of debt securities (“Refinancing Notes” and, together with Refinancing Term Loans, “Refinancing Debt”), which refinance, renew, replace, defease or refund (collectively, “Refinance”) one or more Classes of Term Loans and/or Revolving Credit Commitments (and Revolving Credit Loans thereunder) under this Agreement; provided that (A) no Default has occurred and is continuing or would result therefrom; (B) the principal amount of such Refinancing Debt may not exceed the aggregate principal amount of the Term Loans and/or Revolving Credit Commitments being Refinanced plus accrued and unpaid interest and fees thereon, any prepayment premiums applicable thereto and reasonable fees, costs and expenses incurred in connection therewith; (C) the Net Cash Proceeds of such Refinancing Debt shall be applied, concurrently or substantially concurrently with the incurrence thereof, solely to the repayment of the outstanding amount of one or more Classes of Term Loans and/or to permanently reduce one or more Classes of Revolving Credit Commitments, as the case may be, being Refinanced thereby; (D) each Class of Refinancing Term Loans shall be in an aggregate amount of $5,000,000 or any whole multiple of $1,000,000 in excess thereof (or such other amount necessary to repay any Class of outstanding Term Loans in full); (E) in the case of any Refinancing of Term Loans, the final maturity date of such Refinancing Debt shall not be earlier than the maturity date of the Term Loans being Refinanced, and the weighted average life to maturity of such Refinancing Debt shall be no earlier than the then remaining weighted average life to maturity of each Class of Term 86 122373747_5 166482999_6

Loans being Refinanced; provided that any Indebtedness that automatically converts to, or is exchangeable into, notes or other Indebtedness that meet this clause (E) shall be deemed to satisfy this condition so long as the Borrower or applicable Loan Party irrevocably agrees at the time of the issuance thereof to take all actions necessary to convert or exchange such Indebtedness); (F) subject to clause (E) above, in the case of any Refinancing of Term Loans, such Refinancing Debt shall have pricing (including interest rates, fees and premiums), amortization, optional prepayment, mandatory prepayment and redemption terms as may be agreed to by the Borrower and the relevant Refinancing Term Lenders or the Persons providing such Refinancing Notes, as applicable, so long as, in the case of any mandatory prepayment or redemption provisions, such Refinancing Debt does not participate on a greater basis in any such prepayments as compared to the Term Loans being Refinanced; provided that with respect to any Refinancing Debt that is in the form of Permitted Convertible Indebtedness neither (1) any provision of such Indebtedness requiring an offer to purchase such Permitted Convertible Indebtedness as a result of a change of control, delisting or asset sale or other fundamental change nor (2) any early conversion or exchange of (or the ability to convert or exchange early) such Permitted Convertible Indebtedness in accordance with the terms of the documentation governing such Permitted Convertible Indebtedness shall violate this clause (F); (G) all other terms applicable to such Refinancing Debt shall be substantially identical to, or (taken as a whole) be otherwise not more favorable to (as reasonably determined by the Borrower) the lenders providing such Refinancing Debt than those applicable to the then outstanding Term Loans and/or Revolving Credit Commitments, except to the extent such covenants and other terms apply solely to any period after the latest final maturity date of the Term Loans or Revolving Credit Commitments existing at the time of such refinancing or replacement (or, in the case of any unsecured or second lien Refinancing Debt, after the date 91 days after such latest final maturity date); (H) Refinancing Debt may rank pari passu or junior in right of payment with the remaining Revolving Credit Commitments, Revolving Credit Loans and/or Term Loans or may be unsecured so long as the holders of any Refinancing Debt that are subordinated in right of payment are subject to a subordination agreement in form and substance reasonably acceptable to the Administrative Agent and the Borrower; (I) any Refinancing Debt that is secured, may be secured by the Collateral on a pari passu or junior basis, so long as (A) the holders of any Refinancing Notes (or a duly authorized agent on their behalf) or any junior lien Refinancing Debt are subject to an intercreditor agreement in form and substance reasonably satisfactory to the Administrative Agent and (B) any Refinancing Debt is (x) not secured by any assets that do not also constitute Collateral and (y) secured pursuant to security documentation that is, taken as a whole, not materially more restrictive to the Loan Parties than the Collateral Documents; (J) such Refinancing Debt shall not be secured by (i) Liens on assets other than assets securing the Indebtedness or Commitments being Refinanced or (ii) Liens having a higher priority than the Liens, if any, securing the Indebtedness or Commitments being Refinanced; 87 122373747_5 166482999_6

(K) no Subsidiary is a borrower or a guarantor with respect to such Refinancing Debt unless such Subsidiary is a Loan Party which shall have previously or substantially concurrently guaranteed, or shall be a borrower with respect to, the Secured Obligations; and (L) no existing Lender shall be required to provide any Refinancing Debt. (ii) Each such notice shall specify the date (each, a “Refinancing Effective Date”) on which the Borrower proposes that the Refinancing Debt be made, which shall be a date reasonably acceptable to the Administrative Agent. (iii) The Borrower may approach any Lender or any other Person that would be an Eligible Assignee of Term Loans pursuant to Section 10.06 to provide all or a portion of the Refinancing Term Loans (each a “Refinancing Term Lender”); provided that any Lender offered or approached to provide all or a portion of the Refinancing Term Loans may elect or decline, in its sole discretion, to provide a Refinancing Term Loan. Any Refinancing Term Loans made on any Refinancing Effective Date shall be designated a series (a “Refinancing Term Loan Series”) of Refinancing Term Loans for all purposes of this Agreement; provided that any Refinancing Term Loans may, to the extent provided in the applicable Refinancing Term Loan Amendment, be designated as an increase in any previously established Refinancing Term Loan Series of Refinancing Term Loans made to the Borrower. (iv) The Administrative Agent and the Lenders hereby consent to the transactions contemplated by this Section 2.19(a) (including, for the avoidance of doubt, the payment of interest, fees, amortization or premium in respect of the Refinancing Term Loans on the terms specified by the Borrower) and hereby waive the requirements of this Agreement (including Section 2.13 and Section 10.01) or any other Loan Document that may otherwise prohibit such Refinancing or any other transaction contemplated by this Section 2.19(a). The Refinancing Term Loans shall be established pursuant to an amendment to this Agreement among the Borrower and the Refinancing Term Lenders providing such Refinancing Term Loans (a “Refinancing Term Loan Amendment”) which shall be consistent with the provisions set forth in Section 2.19(a)(i). The Refinancing Notes shall be established pursuant to documentation which shall be consistent with the provisions set forth in Section 2.19(a)(i). Each Refinancing Term Loan Amendment shall be binding on the Lenders, the Administrative Agent, the Loan Parties party thereto and the other parties hereto without the consent of any other Lender and the Lenders hereby irrevocably authorize the Administrative Agent to enter into amendments to this Agreement and the other Loan Documents as may be necessary or appropriate in the reasonable opinion of the Administrative Agent and the Borrower, to effect the provisions of this Section 2.19(a), including in order to establish new tranches or sub-tranches in respect of the Refinancing Term Loans and such technical amendments as may be necessary or appropriate in connection therewith and to adjust the amortization schedule in Section 2.07(a) (insofar as such schedule relates to payments due to Lenders the Term Loans of which are Refinanced; provided that no such amendment shall reduce the pro rata share of any such payment that would have otherwise been payable to the Lenders, the Term Loans of which are not Refinanced). The Administrative Agent shall be permitted, and each is hereby authorized, to enter into such Refinancing Amendments with the Borrower to effect the foregoing. The effectiveness of any Refinancing Amendment shall be subject to the satisfaction on the date thereof of conditions consistent with the conditions in Section 4.02 and, to the extent reasonably requested by the Administrative Agent, receipt by the Administrative Agent of (i) customary legal opinions, board resolutions and officers’ certificates consistent with those delivered on the Restatement Date (conformed as appropriate) other than changes to such legal opinions resulting from a change in law, change in 88 122373747_5 166482999_6 fact or change to counsel’s form of opinion reasonably satisfactory to the Administrative Agent and (ii) reaffirmation agreements and/or such amendments to the Collateral Documents as may be reasonably requested by the Administrative Agent in order to ensure that such Refinancing Term Loan is provided with the benefit of the applicable Loan Documents. (v) The Administrative Agent is authorized to enter into any applicable intercreditor agreement (and any amendments, amendments and restatements, restatements or waivers of or supplements to or other modifications to, such agreements) and to take all actions (and execute all documents) required (or otherwise deemed advisable by the Administrative Agent) in connection with the incurrence by any Loan Party of any Refinancing Debt, in order to permit such Refinancing Debt to be secured by a valid, perfected lien and the parties hereto acknowledge that any such intercreditor agreement will be binding upon them. Each Lender (i) hereby agrees that it will be bound by and will take no actions contrary to the provisions of any applicable intercreditor agreement and (ii) hereby authorizes and instructs the Administrative Agent to enter into any applicable intercreditor agreement (and any amendments, amendments and restatements, restatements or waivers of or supplements to or other modifications to, such agreements) in connection with the incurrence by any Loan Party of any Refinancing Debt, in order to permit such Refinancing Debt to be secured by a valid, perfected lien and to subject the Liens on the Collateral securing the Secured Obligations to the provisions thereof. (b) Replacement Revolving Credit Commitments. (i) The Borrower may by written notice to Administrative Agent request the establishment of one or more additional revolving facilities under this Agreement providing for revolving commitments (“Replacement Revolving Credit Commitments” and the revolving loans thereunder, “Replacement Revolving Loans”) which Refinances one or more Classes of Revolving Credit Commitments and/or Term Loans under this Agreement; provided, that any such Replacement Revolving Credit Commitments may not be in an amount greater than the Revolving Credit Commitments and/or Term Loans being Refinanced plus unpaid accrued interest and premium (if any) thereon and underwriting discounts, fees, commissions, costs and expenses in connection therewith. Each such notice shall specify the date (each, a “Replacement Revolving Credit Effective Date”) on which the Borrower proposes that the Replacement Revolving Credit Commitments shall become effective, which shall be a date not less than three (3) Business Days after the date on which such notice is delivered to the Administrative Agent; provided that: (A) no Default has occurred and is continuing or would result therefrom; (B) no Replacement Revolving Credit Commitments shall have a scheduled termination date prior to the latest stated maturity date applicable to the Revolving Credit Commitments, Revolving Credit Loans and/or Term Loans being Refinanced; (C) such Replacement Revolving Credit Commitments shall have pricing (including interest rates, fees and premiums), optional prepayment and redemption terms as may be agreed to by the Borrower and the Replacement Revolving Lender (as defined below); (D) all other terms applicable to such Replacement Revolving Credit Commitments shall be substantially identical to, or (taken as a whole) be otherwise not more favorable to (as reasonably determined by the Borrower) the lenders providing such Replacement Revolving Credit Commitments than those applicable to the then 89 122373747_5 166482999_6 outstanding Term Loans and/or Revolving Credit Commitments, except to the extent such covenants and other terms apply solely to any period after the latest final maturity date of the Term Loans or Revolving Credit Commitments existing at the time of such refinancing or replacement (or, in the case of any unsecured or second lien Replacement Revolving Credit Commitment after the date 91 days after such latest final maturity date); provided, that Replacement Revolving Credit Commitments may rank pari passu or junior in right of payment and/or security with the remaining Revolving Credit Commitments, Revolving Credit Loans and/or Term Loans or may be unsecured so long as the holders of any Replacement Revolving Commitments and/or Replacement Revolving Loans that are subordinated in right of payment and/or security are subject to an intercreditor agreement in form and substance reasonably satisfactory to the Administrative Agent; and (E) such Replacement Revolving Credit Commitments shall not be secured by (i) Liens on assets other than assets securing the Indebtedness being Refinanced or (ii) Liens having a higher priority than the Liens, if any, securing the Indebtedness being Refinanced. (ii) The Borrower may approach any Lender or any other Person that would be an Eligible Assignee of a Revolving Credit Commitment pursuant to Section 10.06 to provide all or a portion of the Replacement Revolving Credit Commitments (a “Replacement Revolving Lender”); provided that any Lender offered or approached to provide all or a portion of the Replacement Revolving Credit Commitments may elect or decline, in its sole discretion, to provide a Replacement Revolving Credit Commitment and the selection of Replacement Revolving Lenders shall be subject to the consent of the Administrative Agent, the L/C Issuer and/or the Swing Line Lender to the extent the same would be required pursuant to Section 10.06. Any Replacement Revolving Credit Commitment made on any Replacement Revolving Credit Effective Date shall be designated a series (a “Replacement Revolving Commitment Series”) of Replacement Revolving Credit Commitments for all purposes of this Agreement; provided that any Replacement Revolving Credit Commitments may, to the extent provided in the applicable Replacement Revolving Facility Amendment, be designated as an increase in any previously established Replacement Revolving Commitment Series. (iii) The Administrative Agent and the Lenders hereby consent to the transactions contemplated by this Section 2.19(b) (including, for the avoidance of doubt, the payment of interest, fees, or premium in respect of the Replacement Revolving Credit Commitments and Replacement Revolving Loans on the terms specified by the Borrower) and hereby waive the requirements of this Agreement (including Section 2.13 and Section 10.01) or any other Loan Document that may otherwise prohibit the transactions contemplated by this Section 2.19(b). The Replacement Revolving Credit Commitments shall be established pursuant to an amendment to this Agreement among the Borrower and the Replacement Revolving Lenders providing such Replacement Revolving Loans and, if applicable, any replacement L/C Issuer and/or replacement Swing Line Lender thereunder (a “Replacement Revolving Facility Amendment”) which shall be consistent with the provisions set forth in Section 2.19(b)(i). Each Replacement Revolving Facility Amendment shall be binding on the Lenders, the Administrative Agent, the Loan Parties party thereto and the other parties hereto without the consent of any other Lender, and the Lenders hereby irrevocably authorize the Administrative Agent to enter into amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Borrower, to effect the provisions of this Section 2.19(b), including in order to establish new tranches or sub-tranches in respect of the Replacement Revolving Credit Commitments and Replacement Revolving Loans. The 90 122373747_5 166482999_6

Administrative Agent shall be permitted, and each is hereby authorized to enter into such amendments with the Borrower to effect the foregoing. (iv) If any Replacement Revolving Credit Commitment is designated as an increase in any previously established Replacement Revolving Credit Commitment, on the Replacement Revolving Credit Effective Date, subject to the satisfaction of the foregoing terms and conditions, each of the Replacement Revolving Lenders with Replacement Revolving Credit Commitments of such Replacement Revolving Commitment Series shall purchase from each of the other Lenders with Replacement Revolving Credit Commitments of such Replacement Revolving Commitment Series, at the principal amount thereof and in the applicable currencies, such interests in the Revolving Credit Loans under such Replacement Revolving Credit Commitments outstanding immediately prior to such Refinancing as shall be necessary in order that, after giving effect to all such assignments and purchases, the Replacement Revolving Loans of such Replacement Revolving Commitment Series will be held by Replacement Revolving Lenders thereunder ratably in accordance with their Replacement Revolving Credit Percentages. (c) Limited Number of Tranches. Notwithstanding the terms of Sections 2.14, 2.18 and 2.19, in no event shall there be more than (i) two (2) tranches of revolving facilities in the aggregate in effect at any time (including the Revolving Credit Commitments, any Extended Revolving Credit Commitments and any Replacement Revolving Credit Commitments) and (ii) five (5) tranches of term loans (including the Initial Term B-1 Loans, the Initial Term B-2 Loans, the Initial Term B-3 Loans, any Incremental Term Loans, any Extended Term Loans and any Refinancing Term Loans), in each case under this Agreement. ARTICLE 3 TAXES, YIELD PROTECTION AND ILLEGALITY 3.01 Taxes. (a) L/C Issuer. For purposes of this Section 3.01, the term “Lender” includes the L/C Issuer and the term “applicable Law” includes FATCA. (b) Payments Free of Taxes; Obligation to Withhold; Payments on Account of Taxes. (i) Any and all payments by or on account of any obligation of any Loan Party under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by applicable Laws. If any applicable Law (as determined in the good faith discretion of an applicable Withholding Agent) requires the deduction or withholding of any Tax from any such payment by a Withholding Agent, then the applicable Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount withheld or deducted to the relevant Governmental Authority in accordance with applicable Law and, if such Tax is an Indemnified Tax, then, the sum payable by the applicable Loan Party shall be increased as necessary so that after any such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section 3.01) the applicable Recipient receives an amount equal to the sum it would have received had no such withholding or deduction been made. (c) Payment of Other Taxes by the Borrower. The Loan Parties shall timely pay to the relevant Governmental Authority in accordance with applicable Law, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes. (d) Tax Indemnifications. 91 122373747_5 166482999_6

(i) Indemnification by the Loan Parties. The Loan Parties shall, jointly and severally, indemnify each Recipient, within 10 days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) required to be withheld or deducted from a payment to such Recipient or payable or paid by such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority; provided, however, that the Loan Parties shall not be obligated to make payment to a Recipient pursuant to this Section 3.01(d) in respect of penalties, interest and other similar liabilities attributable to any Indemnified Taxes required to be withheld or deducted from a payment to such Recipient or payable or paid by such Recipient, if (A) written demand therefor has not been made by such Recipient within 180 days from the date on which it received written notice of the imposition of Indemnified Taxes by the relevant Governmental Authority (but only to the extent that making such demand after such 180-day period gave rise to such penalties, interest and other similar liabilities), or (B) such penalties, interest and other similar liabilities are attributable to the gross negligence or willful misconduct of such Recipient. A certificate as to the amount of any such payment or liability delivered to the Borrower by a Recipient (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Recipient, shall be conclusive absent manifest error. (ii) Indemnification by the Lenders. Each Lender shall, severally indemnify, the Administrative Agent, and shall make payment in respect thereof within 10 days after demand for, (A) any Indemnified Taxes attributable to such Lender (but only to the extent that any Loan Party has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Loan Parties to do so), (B) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 10.06(d) relating to the maintenance of a Participant Register and (C) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent or the Borrower in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under this Agreement or any other Loan Document against any amount due to the Administrative Agent under this clause (ii). (e) Evidence of Payments. As soon as practicable, after any payment of Taxes by any Loan Party to a Governmental Authority as provided in this Section 3.01, such Loan Party shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of any return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent. (f) Status of Lenders; Tax Documentation. (i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrower and the Administrative Agent, at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable Law or reasonably requested by the Borrower or the Administrative 92 122373747_5 166482999_6

Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 3.01(f)(ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. (ii) Without limiting the generality of the foregoing, in the event that the Borrower is a U.S. Person, (A) any Lender that is a U.S. Person shall deliver to the Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed originals of IRS Form W-9 certifying that such Lender is exempt from United States federal backup withholding tax; (B) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), whichever of the following is applicable: (I) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed originals of IRS Form W-8BEN or W-8BEN-E (or other applicable successor form) establishing an exemption from, or reduction of, United States federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or W-8BEN-E (or other applicable successor form) establishing an exemption from, or reduction of, United States federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty; (II) executed originals of IRS Form W-8ECI; (III) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit G-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed originals of IRS Form W-8BEN or W-8BEN-E (or other applicable successor form); or (IV) to the extent a Foreign Lender is not the beneficial owner, executed originals of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN or W-8BEN-E (or other applicable successor form), a U.S. 93 122373747_5 166482999_6

Tax Compliance Certificate substantially in the form of Exhibit G-2 or Exhibit G-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit G-4 on behalf of each such direct and indirect partner; (C) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed originals of any other form prescribed by applicable Law as a basis for claiming exemption from or a reduction in United States federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable Law to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and (D) if a payment made to a Lender under any Loan Document would be subject to Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by Law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. (iii) Each Lender agrees that if any form or certification it previously delivered pursuant to this Section 3.01 expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so. (g) Treatment of Certain Refunds. If any party determines, in its sole discretion, exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified (including by payment of additional amounts) pursuant to this Section, it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party, as the case may be, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, agrees to repay to each indemnified party the amount paid over pursuant to this clause (g) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event the indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this clause (g), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this clause (g) the payment of which 94 122373747_5 166482999_6 would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the indemnification payments or additional amounts giving rise to such refund had never been paid. This subsection shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person.

(h) Survival. Each party's obligations under this Section 3.01 shall survive the resignation of the Administrative Agent or any assignment of rights by, or the replacement of a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document.

3.02 Illegality. If any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its Lending Office to make, maintain or fund SOFR Loans ~~whose interest is determined by reference to the Eurodollar Rate~~ or to determine or charge interest rates based upon SOFR, the ~~Eurodollar~~Term SOFR Reference Rate, ~~or any Governmental Authority has imposed material restrictions on the authority of such Lender to purchase or sell, or to take deposits of, Dollars in the London interbank market~~Term SOFR or Adjusted Term SOFR, then, on notice thereof by such Lender to the Borrower through the Administrative Agent, (i) any obligation of such Lender to make or continue ~~Eurodollar Rate~~SOFR Loans or to convert Base Rate Loans to ~~Eurodollar Rate~~SOFR Loans shall be suspended and replaced with an obligation of such Lender to fund Base Rate Loans rather than ~~Eurodollar Rate~~SOFR Loans, and (ii) if such notice asserts the illegality of such Lender making or maintaining Base Rate Loans the interest rate on which is determined by reference to the ~~Eurodollar Rate~~Adjusted Term SOFR component of the Base Rate, the interest rate on which Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the ~~Eurodollar Rate~~Adjusted Term SOFR component of the Base Rate, in each case until such Lender notifies the Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, (x) the Borrower shall, upon demand from such Lender (with a copy to the Administrative Agent), prepay or, if applicable, convert all ~~Eurodollar Rate~~SOFR Loans of such Lender to Base Rate Loans (the interest rate on which Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the ~~Eurodollar Rate~~Adjusted Term SOFR component of the Base Rate), either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such ~~Eurodollar Rate~~SOFR Loans to such day, or immediately, if such Lender may not lawfully continue to maintain such ~~Eurodollar Rate~~SOFR Loans and (y) if such notice asserts the illegality of such Lender determining or charging interest rates based upon the ~~Eurodollar Rate~~Adjusted Term SOFR component of the Base Rate, the Administrative Agent shall during the period of such suspension compute the Base Rate applicable to such Lender without reference to the ~~Eurodollar Rate~~Adjusted Term SOFR component thereof until the Administrative Agent is advised in writing by such Lender that it is no longer illegal for such Lender to determine or charge interest rates based upon ~~the Eurodollar Rate~~Adjusted Term SOFR. Upon any such prepayment or conversion, the Borrower shall also pay accrued interest on the amount so prepaid or converted.

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3.03 Inability to Determine Rates.

(a) Circumstances Affecting the Availability of ~~the Eurodollar Rate~~ Term SOFR. Unless and until a Benchmark Replacement is implemented in accordance with clause (b) below, if, in connection with any request for a ~~Eurodollar Rate~~SOFR Loan or a Base Rate Loan as to which the interest rate is determined with reference to ~~the Eurodollar Rate~~Adjusted Term SOFR or a conversion to or continuation thereof or otherwise, if for any reason (i) the Administrative Agent shall determine (which determination shall be conclusive and binding absent manifest error) that ~~Dollar deposits are not being offered to banks in the London interbank eurodollar market for the applicable amount and Interest Period of such Loan, (ii) the Administrative Agent shall determine (which determination shall be conclusive and binding absent manifest error) that~~ reasonable and adequate means do not exist for determining ~~the Eurodollar Rate~~Adjusted Term SOFR for any ~~requested~~applicable Interest Period with respect to a proposed ~~Eurodollar Rate~~SOFR Loan on or prior to the first day of such period or any Base Rate Loan as to which the interest rate is determined with reference to ~~the Eurodollar Rate~~Adjusted Term SOFR or (~~iii~~ii) the Required Revolving Credit Lenders in the case of the Revolving Credit Facility or the Required Term B Lenders in the case of any Class of Term B Loans shall determine (which determination shall be conclusive and binding absent manifest error) that for any reason ~~the Eurodollar Rate~~Adjusted Term SOFR for any requested Interest Period with respect to a proposed ~~Eurodollar Rate~~ Loan does not adequately and fairly reflect the cost to such Lenders of making or maintaining such Loans during such Interest Period, then the Administrative Agent will promptly so notify the Borrower and each Lender. Thereafter, until (x) in the case of ~~clauses~~clause (i) ~~and (ii)~~ above, the Administrative Agent notifies the Borrower that such circumstances no longer exist or (y) in the case of clause (~~iii~~ii) above, the Administrative Agent (upon the instruction of the Required Revolving Credit Lenders in the case of the Revolving Credit Facility or the Required Term B Lenders in the case of any Class of Term B Loans) revokes such notice, the obligation of the Lenders to make or maintain ~~Eurodollar Rate~~SOFR Loans (or Base Rate Loans as to which the interest rate is determined with reference to ~~the Eurodollar Rate~~Adjusted Term SOFR) and the right of the Borrower to convert any Loan to, or continue any Loan as a ~~Eurodollar Rate~~SOFR Loan (or a Base Rate Loan as to which the interest rate is determined by reference to ~~the Eurodollar Rate~~Adjusted Term SOFR) shall be suspended, with any such suspension with respect to clause (~~iii~~ii) above to apply only to the Facility with respect to which such notice was given. Upon receipt of such notice, and (i) in the case of ~~Eurodollar Rate~~SOFR Loans, the Borrower shall either (A) repay in full (or cause to be repaid in full) the then outstanding principal amount of each such ~~Eurodollar Rate~~SOFR Loan together with accrued interest thereon (subject to Section 2.10(a)), on the last day of the then current Interest Period applicable to such ~~Eurodollar Rate~~SOFR Loan; or (B) convert the then outstanding principal amount of each such ~~Eurodollar Rate~~SOFR Loan to a Base Rate Loan as to which the interest rate is not determined by reference to ~~the Eurodollar Rate~~Adjusted Term SOFR as of the last day of such Interest Period; or (ii) in the case of Base Rate Loans as to which the interest rate is determined by reference to ~~the Eurodollar Rate~~Adjusted Term SOFR, the Borrower shall convert the then outstanding principal amount of each such Loan to a Base Rate Loan as to which the interest rate is not determined by reference to ~~the Eurodollar Rate~~Adjusted Term SOFR as of the last day of such Interest Period. Each of the Lenders agrees that if clauses (i) or (ii) above apply to Base Rate Loans, then the Base Rate will be determined without reference to ~~the Eurodollar Rate~~Adjusted Term SOFR.

(b) Effect of Benchmark Transition Event.

(i) Benchmark Replacement. Notwithstanding anything to the contrary herein or in any other Loan Document, upon the occurrence of a Benchmark Transition Event ~~or an Early Opt-in Election, as applicable~~, the Administrative Agent and the Borrower may amend this Agreement to replace the ~~Eurodollar Rate~~then-current Benchmark with a Benchmark Replacement. Any such amendment with respect to a Benchmark Transition Event will become effective at 5:00 p.m. (Eastern time) on the fifth (5th) Business Day after the Administrative

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Agent has posted such proposed amendment to all Lenders and the Borrower so long as the Administrative Agent has not received, by such time, written notice of objection to such amendment from Lenders comprising the Required Lenders. Any such amendment with respect to an Early Opt-in Election will become effective on the date that Lenders comprising the Required Lenders have delivered to the Administrative Agent written notice that such Required Lenders accept such amendment. No replacement of the Eurodollar Ratethen-current Benchmark with a Benchmark Replacement pursuant to this Section 3.03(b) will occur prior to the applicable Benchmark Transition Start Date. (ii) Benchmark Replacement Conforming Changes. In connection with the implementation of a Benchmark Replacement, the Administrative Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement. (iii) Notices; Standards for Decisions and Determinations. The Administrative Agent will promptly notify the Borrower and the Lenders of (A) any occurrence of a Benchmark Transition Event or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date and Benchmark Transition Start Date, (B) the implementation of any Benchmark Replacement, (CB) the effectiveness of any Benchmark Replacement Conforming Changes and (DC) the commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or, if applicable, Lenders (or any group of Lenders) pursuant to this Section 3.03(b), including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party hereto, except, in each case, as expressly required pursuant to this Section 3.03(b). (iv) Benchmark Unavailability Period. Upon the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, (A) the Borrower may revoke any request for a Eurodollar RateSOFR Loan of, conversion to or continuation of Eurodollar RateSOFR Loans to be made, converted or continued during any Benchmark Unavailability Period and, failing that, the Borrower will be deemed to have converted any such request into a request for a borrowing of or conversion to Base Rate Loans and (B) any outstanding SOFR Loans will be deemed converted to Base Rate Loans at the end of the applicable Interest Period. During any Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of the Base Rate based upon the Eurodollar Ratethen-current Benchmark will not be used in any determination of the Base Rate. (v) London Interbank Offered Rate Benchmark Transition Event. The parties hereto agree and acknowledge that the Announcements resulted in the occurrence of a Benchmark Transition Event with respect to the London interbank offered rate pursuant to the terms of this Agreement and that any obligation of the Administrative Agent to notify any parties of such Benchmark Transition Event pursuant to clause (iii) of this Section 3.03(b) shall be deemed satisfied. 3.04 Increased Costs. (a) Increased Costs Generally. If any Change in Law shall: 97 122373747_5 166482999_6

(i) impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender (except any reserve requirement contemplated by Section 3.04(e)) or the L/C Issuer; (ii) subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or (iii) impose on any Lender or the L/C Issuer or the London interbank market any other condition, cost or expense (other than Taxes) affecting this Agreement or Eurodollar RateSOFR Loans made by such Lender or any Letter of Credit or participation therein; and the result of any of the foregoing shall be to increase the cost to such Lender, the L/C Issuer or such other Recipient of making, converting to, continuing or maintaining any Loan (or of maintaining its obligation to make any such Loan), or to increase the cost to such Lender, the L/C Issuer or such other Recipient of participating in, issuing or maintaining any Letter of Credit (or of maintaining its obligation to participate in or to issue any Letter of Credit), or to reduce the amount of any sum received or receivable by such Lender, the L/C Issuer or other Recipient hereunder (whether of principal, interest or any other amount) then, upon written request of such Lender, the L/C Issuer or other Recipient, the Borrower will pay to such Lender, the L/C Issuer or other Recipient, as the case may be, such additional amount or amounts as will compensate such Lender, the L/C Issuer or other Recipient, as the case may be, for such additional costs incurred or reduction suffered. (b) Capital Requirements. If any Lender or the L/C Issuer determines that any Change in Law affecting such Lender or the L/C Issuer or any Lending Office of such Lender or such Lender’s or the L/C Issuer’s holding company, if any, regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s or the L/C Issuer’s capital or on the capital of such Lender’s or the L/C Issuer’s holding company, if any, as a consequence of this Agreement, the Revolving Credit Commitment of such Lender or the Loans made by, or participations in Letters of Credit or Swing Line Loans held by, such Lender, or the Letters of Credit issued by the L/C Issuer, to a level below that which such Lender or the L/C Issuer or such Lender’s or the L/C Issuer’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or the L/C Issuer’s policies and the policies of such Lender’s or the L/C Issuer’s holding company with respect to capital adequacy), then from time to time upon written request of such Lender or such L/C Issuer the Borrower will pay to such Lender or the L/C Issuer, as the case may be, such additional amount or amounts as will compensate such Lender or the L/C Issuer or such Lender’s or the L/C Issuer’s holding company for any such reduction suffered. (c) Certificates for Reimbursement. A certificate of a Lender, the L/C Issuer or such other Recipient setting forth the amount or amounts necessary to compensate such Lender, the L/C Issuer, such other Recipient or any of their respective holding companies, as the case may be, as specified in subsection (a) or (b) of this Section and delivered to the Borrower shall be conclusive absent manifest error. The Borrower shall pay such Lender, the L/C Issuer or such other Recipient, as the case may be, the amount shown as due on any such certificate within 10 Business Days after receipt thereof. (d) Delay in Requests. Failure or delay on the part of any Lender, the L/C Issuer or such other Recipient to demand compensation pursuant to the foregoing provisions of this Section shall not constitute a waiver of such Lender’s, the L/C Issuer’s or such other Recipient’s right to demand such compensation; provided that the Borrower shall not be required to compensate any Lender, the L/C Issuer 98 122373747_5 166482999_6

or any other Recipient pursuant to the foregoing provisions of this Section for any increased costs incurred or reductions suffered more than six months prior to the date that such Lender, the L/C Issuer or such other Recipient, as the case may be, notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s, the L/C Issuer’s or such other Recipient’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the six-month period referred to above shall be extended to include the period of retroactive effect thereof). (e) Reserves on Eurodollar Rate Loans. The Borrower shall pay to each Lender, as long as such Lender shall be required to maintain reserves with respect to liabilities or assets consisting of or including Eurocurrency funds or deposits (currently known as “Eurocurrency liabilities”), additional interest on the unpaid principal amount of each Eurodollar Rate Loan equal to the actual costs of such reserves allocated to such Loan by such Lender (as determined by such Lender in good faith, which determination shall be conclusive), which shall be due and payable on each date on which interest is payable on such Loan; provided the Borrower shall have received at least 10 Business Days’ prior notice (with a copy to the Administrative Agent) of such additional interest from such Lender. If a Lender fails to give notice 10 Business Days prior to the relevant Interest Payment Date, such additional interest shall be due and payable 10 Business Days from receipt of such notice. 3.05 Compensation for Losses. Upon demand of any Lender (with a copy to the Administrative Agent) from time to time, the Borrower shall promptly compensate such Lender for and hold such Lender harmless from any loss, cost or expense incurred by it as a result of: (a) any continuation, conversion, payment or prepayment of any Loan other than a Base Rate Loan on a day other than the last day of the Interest Period for such Loan (whether voluntary, mandatory, automatic, by reason of acceleration, or otherwise); (b) any failure by the Borrower (for a reason other than the failure of such Lender to make a Loan) to prepay, borrow, continue or convert any Loan other than a Base Rate Loan on the date or in the amount notified by the Borrower; or (c) any assignment of a Eurodollar RateSOFR Loan on a day other than the last day of the Interest Period therefor as a result of a request by the Borrower pursuant to Section 10.13; including any loss of anticipated profits and any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain such Loan or from fees payable to terminate the deposits from which such funds were obtained. The Borrower shall also pay any customary administrative fees charged by such Lender in connection with the foregoing. For purposes of calculating amounts payable by the Borrower to the Lenders under this Section 3.05, each Lender shall be deemed to have funded each Eurodollar Rate Loan made by it at the Eurodollar Rate for such Loan by a matching deposit or other borrowing in the London interbank eurodollar market for a comparable amount and for a comparable period, whether or not such Eurodollar Rate Loan was in fact so funded. 3.06 Mitigation Obligations; Replacement of Lenders. (a) Designation of a Different Lending Office. If any Lender requests compensation under Section 3.04, or requires the Borrower to pay any Indemnified Taxes or additional amounts to any Lender, the L/C Issuer, or any Governmental Authority for the account of any Lender or the L/C Issuer pursuant to Section 3.01, or if any Lender gives a notice pursuant to Section 3.02, then such Lender or the 99 122373747_5 166482999_6

L/C Issuer shall, as applicable at the request of the Borrower, use reasonable efforts to designate a different Lending Office for funding or booking its Credit Extensions hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender or the L/C Issuer, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 3.01 or 3.04, as the case may be, in the future and (ii) would not subject such Lender or the L/C Issuer, as the case may be, to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender or the L/C Issuer, as the case may be. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender or the L/C Issuer in connection with any such designation or assignment. (b) Replacement of Lenders. If any Lender (i) requests compensation under Section 3.04, or if the Borrower is required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01 or (ii) gives a notice pursuant to Section 3.02, unless notices under Section 3.02 have been given by Lenders holding at least fifty percent (50%) of the outstanding Loans and Commitments under any applicable tranche, and, in each case, such Lender has declined or is unable to designate a different Lending Office in accordance with Section 3.06(a), then the Borrower may replace such Lender in accordance with Section 10.13. 3.07 Survival. All of the Borrower’s obligations under this Article 3 shall survive termination of the Aggregate Commitments, repayment of all Obligations hereunder, and resignation of the Administrative Agent. ARTICLE 4 CONDITIONS PRECEDENT TO CREDIT EXTENSIONS 4.01 Conditions of Effectiveness and Initial Credit Extension. The effectiveness of this Agreement and the obligation of the L/C Issuer and each Lender to make its initial Credit Extension hereunder on the Closing Date is subject to satisfaction or waiver of the following conditions precedent: (a) Loan Documents. Receipt by the Administrative Agent of executed counterparts of this Agreement and the other Loan Documents, each properly executed by a Responsible Officer of the signing Loan Party and, in the case of this Agreement, by each Lender. (b) Opinions of Counsel. Receipt by the Administrative Agent of favorable opinions of legal counsel (including appropriate local counsel) to the Loan Parties, addressed to the Administrative Agent and each Lender (and, subject to customary conditions, expressly permitting reliance by the assigns of the Administrative Agent and each Lender), dated as of the Closing Date. (c) Organization Documents, Resolutions, Etc. Receipt by the Administrative Agent of the following, in form and substance reasonably satisfactory to the Administrative Agent and the Arrangers: (i) copies of the Organization Documents of each Loan Party certified to be true and complete as of a recent date by the appropriate Governmental Authority of the state or other jurisdiction of its incorporation or organization, where applicable, and certified by a secretary or assistant secretary of such Loan Party to be true and complete as of the Closing Date; (ii) such certificates of resolutions or other action duly adopted by the board of directors (or other governing body) of such Loan Party authorizing and approving the transactions contemplated hereunder and the execution, delivery and performance of this Agreement and the other Loan Documents to which it is a party, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may 100 122373747_5 166482999_6

reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement and the other Loan Documents to which such Loan Party is a party; and (iii) such certificates of good standing or the equivalent from each Loan Party’s jurisdiction of organization or formation, as applicable. (d) Perfection and Priority of Liens. Receipt by the Administrative Agent of the following: (i) results of lien searches with respect to each Loan Party (including a search as to judgments, bankruptcy, tax and UCC matters) in each jurisdiction and filing office in which filings or recordations under applicable Uniform Commercial Code or other applicable Law should be made to evidence or perfect a security interest with respect to such matters along with copies of the financing statements on file referenced in such searches and, in each case, indicating that the assets of such Loan Party are free and clear of all Liens (other than Liens permitted hereunder); (ii) UCC financing statements for each appropriate jurisdiction as is necessary, in the Administrative Agent’s sole discretion, to perfect the Administrative Agent’s security interest in the Collateral; (iii) all certificates evidencing any certificated Equity Interests pledged to the Administrative Agent pursuant to the Pledge Agreement, together with duly executed in blank and undated stock powers attached thereto; (iv) evidence that all other action that the Administrative Agent may deem necessary or desirable in order to perfect the Liens created under the Security Agreement has been taken (including receipt of duly executed payoff letters, UCC-3 termination statements and landlords’ and bailees’ waiver and consent agreements); provided that no such waiver or consent agreement shall be required for any landlord or bailee if it cannot be obtained by the Loan Parties using commercially reasonable efforts; and (v) copies of insurance policies or certificates of insurance of the Loan Parties evidencing insurance coverage meeting the requirements set forth in the Loan Documents, including appropriate endorsements to insurance policies naming the Administrative Agent as additional insured (in the case of liability insurance) or lender’s loss payee (in the case of hazard insurance) on behalf of the Lenders. Notwithstanding anything to the contrary in this clause (d), to the extent any security interest in any Collateral (other than security interests that may be perfected by (x) the filing of a financing statement under any applicable UCC, (y) the delivery of certificates evidencing the Equity Interests required to be pledged pursuant to the Collateral Documents and (z) with respect to material Collateral that is intellectual property, the filing of short-form security agreements with the United States Patent and Trademark Office or the United States Copyright Office, as applicable) is not or cannot be perfected on the Closing Date after the Borrower’s use of commercially reasonable efforts to do so, then the perfection of such security interests shall not constitute a condition precedent to the availability of the initial Credit Extensions on the Closing Date, but instead shall be required to be perfected after the Closing Date pursuant to Section 6.19). (e) Closing Certificate. Receipt by the Administrative Agent of a certificate signed by a Responsible Officer of the Borrower certifying that the conditions specified in Sections 4.01(m) and 101 122373747_5 166482999_6

4.02(a) have been satisfied; provided that the only representations and warranties under this Agreement or any other Loan Document the accuracy of which shall be a condition to the availability of the initial Credit Extension on the Closing Date shall be the Specified Representations. (f) Chief Financial Officer’s Certificate. Receipt by the Administrative Agent and the Arrangers of a certificate (in form and substance reasonably satisfactory to the Administrative Agent and the Arrangers) signed by the chief financial officer of the Borrower attesting to the Solvency of the Borrower and its Subsidiaries, on a consolidated basis, after giving effect to the Transactions. (g) Existing Financing Agreements. (i) Receipt by the Administrative Agent and the Arrangers of evidence that the Existing Credit Agreement has been, or substantially concurrently with the initial Credit Extension is being refinanced, (ii) receipt by the Administrative Agent and the Arrangers of evidence (including customary payoff letters) that each of the Existing Creative Circle Credit Agreements has been, or substantially concurrently with the initial Credit Extension is being, terminated and all Liens securing obligations under both of the Existing Creative Circle Credit Agreements have been, or substantially concurrently with the initial Credit Extensions hereunder are being, released and (iii) on the Closing Date, immediately after giving effect to the Transactions, the Borrower and its Subsidiaries shall have no outstanding Indebtedness (other than the Obligations and Indebtedness permitted pursuant to Section 7.02). (h) Financial Matters. The Administrative Agent and the Arrangers shall have received: (i) the audited consolidated balance sheets and the related consolidated statements of income, stockholder’s equity and cash flows for the fiscal years ended December 31, 2012, December 31, 2013 and December 31, 2014 of (1) the Borrower and its Subsidiaries (the “Borrower Audited Financial Statements”) and (2) the Creative Circle Target and its Subsidiaries (the “Creative Circle Audited Financial Statements”); (ii) the unaudited consolidated balance sheets and the related consolidated statements of income and cash flows for the fiscal quarter ended March 31, 2015 of (1) the Borrower and its Subsidiaries (the “Borrower Interim Financial Statements”) and (2) the Creative Circle Target and its Subsidiaries (the “Creative Circle Interim Financial Statements”); (iii) a pro forma consolidated balance sheet and related pro forma consolidated statements of income of the Borrower as of and for the four-quarter period ended March 31, 2015, prepared after giving effect to the Transactions as if the Transactions had occurred as of the last day of such four-quarter period (in the case of such balance sheet) or at the beginning of such period (in the case of such income statement); and (iv) projections of balance sheets, income statements and cash flow statements of the Borrower and its Subsidiaries prepared by management of the Borrower on a quarterly basis through December 31, 2016 and annually thereafter through December 31, 2019. (i) PATRIOT Act. The Borrower and each of the other Loan Parties shall have provided to the Administrative Agent and the Lenders at least five (5) Business Days prior to the Closing Date the documentation and other information requested by the Administrative Agent or any Lender at least ten (10) Business Days prior to the Closing Date in order to comply with requirements of the Act, applicable “know your customer” and anti-money laundering rules and regulations. (j) Fees; Expenses. Receipt by (i) the Administrative Agent and the Arrangers of any fees and reasonable and documented expenses required to be paid on or before the Closing Date and (ii) the 102 122373747_5 166482999_6

Lenders of any fees required to be paid on or before the Closing Date, in each case to the extent invoiced at least one (1) Business Day prior to the Closing Date (or as otherwise set forth in a funds flow approved by the Borrower). (k) Attorney Costs. Unless waived by the Administrative Agent, the Borrower shall have paid all reasonable and documented fees, charges and disbursements of a single primary legal counsel and, if necessary, one local counsel in any relevant material jurisdiction to the Administrative Agent (directly to such counsel if requested by the Administrative Agent) , in each case to the extent invoiced at least one (1) Business Day prior to the Closing Date (or as otherwise set forth in a funds flow approved by the Borrower). (l) Prefunding Breakage Letter. If the Borrower selects the Eurodollar Rate for the initial Credit Extension to be made on the Closing Date, the Administrative Agent shall have received the letter agreement referred to in Section 2.02(f)[Reserved]. (m) No Creative Circle Material Adverse Effect. Since May 9, 2015, there shall not have been any fact, event or circumstance that has occurred which, individually or in the aggregate, has had a Creative Circle Material Adverse Effect. (n) Consummation of the Creative Circle Acquisition. (i) The Creative Circle Acquisition shall have been consummated substantially concurrently with the funding of the initial Credit Extensions on the Closing Date in accordance with the Creative Circle Purchase Agreement without giving effect to any amendments, modifications or waivers thereof that are materially adverse to the Lenders (as reasonably determined by the Arrangers) unless such amendments, modifications or waivers are approved in writing by the Arrangers. (ii) Receipt by the Arrangers of a true, correct and fully executed copy of all material documentation for the Creative Circle Acquisition, including, without limitation, the Creative Circle Purchase Agreement, in each case in form and substance reasonably satisfactory to each Arranger. (iii) Each of the representations made by the Creative Circle Target, the Creative Circle Sellers or any of their respective Subsidiaries or Affiliates or with respect to the Creative Circle Target or its Subsidiaries or its business in the Creative Circle Purchase Agreement that are material to the interests of the Lenders are accurate in all material respects (or if qualified by materiality or reference to material adverse effect, in all respects), but only to the extent that in the event of an inaccuracy with respect to, or a breach of, such representations the Borrower or its Affiliates have the right to terminate their respective obligations under the Creative Circle Purchase Agreement or otherwise decline to close the Creative Circle Acquisition. Without limiting the generality of the provisions of the last paragraph of Section 9.03, for purposes of determining compliance with the conditions specified in this Section 4.01, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Closing Date specifying its objection thereto. 4.02 Conditions to all Credit Extensions. Subject to Section 1.07, the obligation of each Lender to honor any Request for Credit Extension (other than with respect to a Committed Loan Notice 103 122373747_5 166482999_6

requesting only a conversion of Loans to the other Type or a continuation of Eurodollar RateSOFR Loans) is subject to the following conditions precedent: (a) the representations and warranties of the Borrower and each other Loan Party contained in Article 5 or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, shall be true and correct in all material respects (or, if any such representation or warranty is by its terms qualified by concepts of materiality or reference to Material Adverse Effect, such representation or warranty shall be true and correct in all respects) on and as of the date of such Credit Extension, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (or, if any such representation or warranty is by its terms qualified by concepts of materiality or reference to Material Adverse Effect, such representation or warranty shall be true and correct in all respects) as of such earlier date, and except that for purposes of this Section 4.02, after the delivery of financial statements pursuant to Section 6.01(a) and (b), the representations and warranties contained in Sections 5.05(a) and (b) shall be deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a) and (b), respectively; provided that that the only representations and warranties the accuracy of which shall be a condition to the availability of the initial Credit Extension on the Restatement Date shall be the representations specified in Section 7 of the Fifth Amendment. (b) other than with respect to the initial Credit Extensions on the Restatement Date, no Default shall have occurred and be continuing, or would result from such proposed Credit Extension or from the application of the proceeds thereof. (c) The Administrative Agent and, if applicable, the L/C Issuer or the Swing Line Lender shall have received a Request for Credit Extension in accordance with the requirements hereof; provided, however, that no L/C Applications shall be required in connection with the Existing Letters of Credit becoming Letters of Credit issued hereunder pursuant to Section 2.03(a)(i). (d) On the date of, and after giving effect to, any Credit Extension under the Revolving Credit Facility or any Revolving Credit Facility Increase (except, solely with respect to any increase, extension, renewal or issuance of any Letter of Credit, if a Suspension Period would otherwise be in effect both before and after giving effect thereto), the Borrower shall be in compliance on a pro forma basis with the covenant set forth in Section 7.11; provided that in the case of any Reimbursement Revolving Credit Loan, this clause (d) shall not be a condition precedent to the making of such Reimbursement Revolving Credit Loan unless after giving effect to the making of such Reimbursement Revolving Credit Loan, the aggregate principal amount of all outstanding Reimbursement Revolving Credit Loans would exceed $10,000,000. Each Request for Credit Extension (other than a Committed Loan Notice requesting only a conversion of Loans to the other Type or a continuation of Eurodollar RateSOFR Loans) submitted by the Borrower shall be deemed to be a representation and warranty that the conditions specified in Sections 4.02(a) and (b) have been satisfied on and as of the date of the applicable Credit Extension. ARTICLE 5 REPRESENTATIONS AND WARRANTIES The Borrower represents and warrants to the Administrative Agent and the Lenders that: 5.01 Existence, Qualification and Power. Each Loan Party and each of its Subsidiaries (a) is duly organized or formed, validly existing and, as applicable, in good standing under the Laws of the jurisdiction of its incorporation or organization, (b) has all requisite power and authority and all requisite 104 122373747_5 166482999_6 governmental licenses, authorizations, consents and approvals to (i) own or lease its assets and carry on its business and (ii) execute, deliver and perform its obligations under the Loan Documents to which it is a party, and (c) is duly qualified and is licensed and, as applicable, in good standing under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification or license; except in each case referred to in clause (b)(i), clause (c) or, solely with respect to any Immaterial Subsidiaries that are not Loan Parties, clause (a), to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect. No Loan Party nor any Subsidiary thereof is an Affected Financial Institution. As of the Sixth Amendment Date, the Borrower is subject to an express exclusion to the definition of “legal entity customer” under the Beneficial Ownership Regulation. 5.02 Authorization; No Contravention. The execution, delivery and performance by each Loan Party of each Loan Document to which such Person is a party (a) have been duly authorized by all necessary corporate or other organizational action, and (b) do not (i) contravene the terms of any of such Person’s Organization Documents; (ii) conflict with or result in any material breach or contravention of any Material Contract to which such Person is a party; (iii) result in the creation of any Lien (other than the creation of Liens permitted under this Agreement) upon or with respect to the properties of such Person or any of its Subsidiaries; (iv) conflict with or result in any material breach or contravention of any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (v) violate any material Law that has or could reasonably be expected to have or result in a Material Adverse Effect. 5.03 Governmental Authorization; Other Consents. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with (a) the execution, delivery or performance by, or enforcement against, any Loan Party of this Agreement or any other Loan Document, (b) the grant by any Loan Party of the Liens granted by it pursuant to the Collateral Documents, (c) the perfection or maintenance of the Liens created under the Collateral Documents (including the first priority nature thereof) or (d) the exercise by the Administrative Agent or any Lender of its rights under the Loan Documents or the remedies in respect of the Collateral pursuant to the Collateral Documents, except (x) such as have been obtained or made and are in full force and effect, (y) filings necessary to perfect Liens created by the Loan Documents, and (z) other approvals, consents, authorizations or other actions by, or notices to, or filings the failure to obtain or perform which would not adversely affect the Liens created under the Collateral Documents and could not reasonably be expected to result in a Material Adverse Effect. 5.04 Binding Effect. This Agreement has been, and each other Loan Document, when delivered hereunder, will have been, duly executed and delivered by each Loan Party that is party thereto. This Agreement constitutes, and each other Loan Document when so delivered will constitute, a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party that is party thereto in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law. 5.05 Financial Statements; No Material Adverse Effect. (a) (i) The Borrower Audited Financial Statements and, to the knowledge of the Borrower, the ECS Audited Financial Statements were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein; (ii) the Borrower Audited Financial Statements (A) fairly present the financial condition of the Borrower and its Subsidiaries as of the date thereof and their results of operations for the period covered thereby and (B) 105 122373747_5 166482999_6 show all material indebtedness and other liabilities, direct or contingent, of the Borrower and its Subsidiaries as of the date thereof, including liabilities for taxes, material commitments and Indebtedness; and (iii) the ECS Audited Financial Statements, to the knowledge of the Borrower, (A) fairly present the financial condition of the ECS Target and its Subsidiaries as of the date thereof and their results of operations for the period covered thereby and (B) show all material indebtedness and other liabilities, direct or contingent, of the ECS Target and its Subsidiaries as of the date thereof, including liabilities for taxes, material commitments and Indebtedness. (b) (i) The Borrower Interim Financial Statements and, to the knowledge of the Borrower, the ECS Interim Financial Statements were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein; (ii) the Borrower Interim Financial Statements fairly present the financial condition of the Borrower and its Subsidiaries as of the date thereof and their results of operations for the period covered thereby; and (iii) the ECS Interim Financial Statements, to the knowledge of the Borrower, fairly present the financial condition of the ECS Target and its Subsidiaries as of the date thereof and their results of operations for the period covered thereby, subject, in the case of clauses (i), (ii) and (iii), to the absence of footnotes and to normal year-end audit adjustments. (c) Since December 31, 2016, there has been no event or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect. (d) The consolidated pro forma financial statements delivered pursuant to Section 7 of the Fifth Amendment each fairly present the consolidated pro forma financial condition of the Borrower and its Subsidiaries as at such date and the consolidated pro forma results of operations of the Borrower and its Subsidiaries for the period ended on such date, all in accordance with GAAP. (e) The consolidated forecasted balance sheets, statements of income and cash flows of the Borrower and its Subsidiaries delivered pursuant to Section 7 of the Fifth Amendment and Section 6.01(c) were in each case prepared in good faith on the basis of the assumptions stated therein, which assumptions were believed by the Borrower to be reasonable as of the date such forecasts were made available to the applicable Arrangers. 5.06 Litigation. There are no actions, suits, proceedings, claims or disputes pending or, to the knowledge of the Borrower after due and diligent investigation, threatened or contemplated, at law, in equity, in arbitration or before any Governmental Authority, by or against the Borrower or any of its Subsidiaries or against any of their properties or revenues that (a) purport to affect or pertain to this Agreement or any other Loan Document, or (b) either individually or in the aggregate could reasonably be expected to have a Material Adverse Effect. 5.07 No Default. Neither any Loan Party nor any Subsidiary thereof is in default under or with respect to any Material Contract. No Default has occurred and is continuing or would result from the consummation of the Restatement Date Transactions. 5.08 Ownership of Property; Liens; Investments. (a) Each Loan Party and each of its Subsidiaries has valid title in fee simple to, or valid leasehold interests in, all real property necessary or used in the ordinary conduct of its business, except for such defects in title as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. 106 122373747_5 166482999_6

(b) There are no Liens on the property or assets of any Loan Party other than those Liens set forth on Schedule 5.08(b), and the other Liens permitted by Section 7.01. (c) Schedule 5.08(c) sets forth a complete and accurate list of all real property owned by each Loan Party and each of its Subsidiaries, showing as of the Restatement Date (or, if applicable, the most recent date on which the Borrower has delivered a supplement to Schedule 5.08(c) pursuant to Section 6.02(j)) the street address, county or other relevant jurisdiction, state, record owner and book and fair value thereof. Each Loan Party and each of its Subsidiaries has valid and insurable fee simple title to the real property owned by such Loan Party or such Subsidiary, free and clear of all Liens, other than Liens created or permitted by the Loan Documents, and as otherwise permitted by Section 7.01. (d) Leased Real Property. (i) Schedule 5.08(d)(i) sets forth a complete and accurate list of all leases of real property under which any Loan Party or any Subsidiary of a Loan Party is the lessee, showing as of the Restatement Date (or, if applicable, the most recent date on which the Borrower has delivered a supplement to Schedule 5.08(d)(i) pursuant to Section 6.02(j)) the street address, county or other relevant jurisdiction, state, lessor, lessee and expiration date thereof. Each such lease is the legal, valid and binding obligation of the lessor thereof, enforceable in accordance with its terms except to the extent the failure of such lease to be so enforceable would cause, or could reasonably be expected to result in, a Material Adverse Effect upon the Loan Parties. (ii) Schedule 5.08(d)(ii) sets forth a complete and accurate list of all leases of real property under which any Loan Party or any Subsidiary of a Loan Party is the lessor, showing as of the Restatement Date (or, if applicable, the most recent date on which the Borrower has delivered a supplement to Schedule 5.08(d)(ii) pursuant to Section 6.02(j)) the street address, county or other relevant jurisdiction, state, lessor, lessee and expiration date thereof. Each such lease is the legal, valid and binding obligation of the lessee thereof, enforceable in accordance with its terms, except to the extent the failure of such lease or leases (individually or in the aggregate) to be so enforceable would cause, or could reasonably be expected to result in, a Material Adverse Effect upon the Loan Parties. (e) Schedule 5.08(e) sets forth a complete and accurate list of all Investments held by any Loan Party or any Subsidiary of a Loan Party on the Restatement Date (other than intercompany Investments by one Loan Party in another Loan Party), showing as of the Restatement Date the amount, obligor or issuer and maturity, if any, thereof. 5.09 Environmental Compliance. (a) The Loan Parties and their respective Subsidiaries conduct in the ordinary course of business a review of the effect of existing Environmental Laws and claims alleging potential liability or responsibility for violation of any Environmental Law on their respective businesses, operations and properties, and as a result thereof the Borrower has reasonably concluded that, except as specifically disclosed in Schedule 5.09, such Environmental Laws and claims, individually or in the aggregate, have not resulted and could not reasonably be expected to result in a Material Adverse Effect. (b) Except as otherwise set forth in Schedule 5.09 or in such instances that, individually or in the aggregate, have not resulted and could not reasonably be expected to result in a Material Adverse Effect, none of the properties currently or formerly owned or operated by any Loan Party or any of its Subsidiaries is listed or proposed for listing on the NPL or on the CERCLIS or any analogous foreign, state or local list or is adjacent to any such property; there are no and never have been any underground or above-ground storage tanks or any surface impoundments, septic tanks, pits, sumps or lagoons in which 107 122373747_5 166482999_6

Hazardous Materials are being or have been treated, stored or disposed on any property currently owned or operated by any Loan Party or any of its Subsidiaries or, to the knowledge of the Loan Parties, on any property formerly owned or operated by any Loan Party or any of its Subsidiaries; there is no asbestos or asbestos-containing material on any property currently owned or operated by any Loan Party or any of its Subsidiaries; and Hazardous Materials have not been released, discharged or disposed of on any property currently or formerly owned or operated by any Loan Party or any of its Subsidiaries. (c) (i) Except as otherwise set forth on Schedule 5.09 or in such instances that, individually or in the aggregate, have not resulted and could not reasonably be expected to result in a Material Adverse Effect, neither any Loan Party nor any of its Subsidiaries is undertaking, and has not completed, either individually or together with other potentially responsible parties, any investigation or assessment or remedial or response action relating to any actual or threatened release, discharge or disposal of Hazardous Materials at any site, location or operation, either voluntarily or pursuant to the order of any Governmental Authority or the requirements of any Environmental Law; and (ii) except as otherwise set forth on Schedule 5.09, all Hazardous Materials generated, used, treated, handled or stored at, or transported to or from, any property currently or formerly owned or operated by any Loan Party or any of its Subsidiaries have been disposed of in a manner that, individually or in the aggregate, has not resulted and could not reasonably be expected to result in a Material Adverse Effect. 5.10 Insurance. The properties of the Borrower and its Subsidiaries are insured with financially sound and reputable insurance companies not Affiliates of the Borrower, in such amounts, with such self-insurance through a captive subsidiary and such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where the Borrower or the applicable Subsidiary operates. 5.11 Taxes. The Borrower and its Subsidiaries have filed all federal, state and other material tax returns and reports required to be filed, and have paid all federal, state and other material taxes, assessments, fees and other governmental charges levied or imposed upon them or their properties, income or assets otherwise due and payable, except those which are being contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves have been established in accordance with GAAP, and provided, however, that this representation shall not be untrue if (a) the Borrower has made a good faith judgment that tax returns are not required to be filed in a particular state but it is subsequently determined or claimed by such state that the Borrower was required to have so filed in such state, and (b) the failure to have so filed does not result in a Material Adverse Effect. There is no proposed tax assessment against the Borrower or any Subsidiary that would, if made, have a Material Adverse Effect. Neither any Loan Party nor any Subsidiary thereof is party to any tax sharing agreement with any Person other than any Loan Party or any Subsidiary thereof. 5.12 ERISA Compliance. With respect to paragraphs (b), (c), (d) and (e) of this Section 5.12, except in such instances that, individually or in the aggregate, have not resulted and could not reasonably be expected to result in a Material Adverse Effect: (a) Except as set forth on Schedule 5.12(a), as of the Restatement Date neither the Borrower nor any ERISA Affiliate maintains or is obligated to maintain or contribute to either a Pension Plan or a Multiemployer Plan. (b) (i) each Plan is in compliance with the applicable provisions of ERISA, the Code and other federal or state Laws, (ii) each Plan that is intended to qualify under Section 401(a) of the Code has received a favorable determination letter from the IRS or an application for such a letter is currently being processed by the IRS with respect thereto and, to the knowledge of the Borrower, nothing has occurred which would prevent, or cause the loss of, such qualification, and (iii) the Borrower and each ERISA 108 122373747_5 166482999_6

Affiliate have made all required contributions to each Plan subject to the Pension Funding Rules, and no application for a funding waiver or an extension of any amortization period pursuant to the Pension Funding Rules has been applied for or obtained with respect to any Pension Plan; (c) (i) there are no pending or, to the knowledge of the Borrower, threatened claims, actions or lawsuits, or action by any Governmental Authority with respect to any Plan, and (ii) there has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan; (d) (i) no ERISA Event has occurred or is reasonably expected to occur; (ii) except as set forth on Schedule 5.12(d), no Pension Plan has any Unfunded Pension Liability; (iii) neither the Borrower nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability under Title IV of ERISA with respect to any Pension Plan (other than premiums due and not delinquent under Section 4007 of ERISA); (iv) neither the Borrower nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Section 4201 or 4243 of ERISA with respect to a Multiemployer Plan; and (v) neither the Borrower nor any ERISA Affiliate has engaged in a transaction that could reasonably be expected to be subject to Section 4069 or 4212(c) of ERISA; and (e) With respect to any employee benefit plan (i) maintained by any Borrower or Subsidiary for the benefit of employees of such entity or entities who are located in jurisdictions that are not subject to the laws of the United States, and (ii) if (x) the benefits of which such plan are funded by assets set aside in advance of the benefits being paid (each, a “Foreign Funded Plan”) (if any), the fair market value of the assets of such Foreign Funded Plan are sufficient to satisfy the accrued benefit obligations under such Foreign Funded Plan as of the Restatement Date and (y) such plan is not a Foreign Funded Plan (each, a “Foreign Non-Funded Plan”) (if any), the entity or entities responsible for the payment of any benefits that may become payable under such Foreign Non-Funded Plan maintain adequate reserves for the payment of any benefits accrued as of the Restatement Date. (f) As of the Restatement Date the Borrower is not nor will be using “plan assets” (within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA) of one or more Benefit Plans in connection with the Loans, the Letters of Credit or the Commitments. 5.13 Subsidiaries; Equity Interests; Loan Parties. As of the Restatement Date (or, if applicable, the most recent date on which the Borrower has delivered a supplement to Schedule 5.13 pursuant to Section 6.02(j)), (a) no Loan Party has any Subsidiaries other than those specifically disclosed in Part (a) of Schedule 5.13, and all of the outstanding Equity Interests in such Subsidiaries have been validly issued, are fully paid and non-assessable and are owned by a Loan Party in the amounts specified on Part (a) of Schedule 5.13 free and clear of all Liens except those created under the Collateral Documents and those permitted pursuant to Section 7.01, (b) no Loan Party has any equity investments in any other corporation or entity other than those specifically disclosed in Part (b) of Schedule 5.13, and (c) set forth on Part (c) of Schedule 5.13 is a complete and accurate list of all Loan Parties, showing as of such date (as to each Loan Party) the jurisdiction of its incorporation or formation, the address of its chief executive office and its United States taxpayer identification number or, in the case of any Foreign Subsidiary that does not have a United States taxpayer identification number, its unique identification number issued to it by the jurisdiction of its incorporation or formation. The copy of the charter of each Loan Party and each amendment thereto provided pursuant to Section 7 of the Fifth Amendment (or, if applicable, the most recent date on which the Borrower has delivered an amendment or amendment and restatement, in each case as permitted by this Agreement) is a true and correct copy of each such document, each of which is valid and in full force and effect. 109 122373747_5 166482999_6

5.14 Margin Regulations; Investment Company Act. (a) The Borrower is not engaged and will not engage, principally or as one of its important activities, in the business of purchasing or carrying margin stock (within the meaning of Regulation U issued by the FRB), or extending credit for the purpose of purchasing or carrying margin stock. (b) Following the application of the proceeds of each Borrowing or drawing under each Letter of Credit, not more than 25% of the value of the assets (either of the Borrower only or the Borrower and its Subsidiaries on a consolidated basis) that are subject to the provisions of Section 7.01 or Section 7.05 or subject to any restriction contained in any agreement or instrument between the Borrower and any Lender or any Affiliate of any Lender relating to Indebtedness and within the scope of Section 8.01(e) will be margin stock. (c) None of the Borrower, any Person Controlling the Borrower, or any Subsidiary is or is required to be registered as an “investment company” under the Investment Company Act of 1940. 5.15 Disclosure. The Borrower has disclosed to the Administrative Agent and the Lenders all agreements, instruments and corporate or other restrictions to which it or any of its Subsidiaries is subject, and all other matters known to it, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. The written reports, financial statements, certificates and other information (taken as a whole) furnished by or on behalf of any Loan Party to the Administrative Agent or any Lender in connection with the transactions contemplated hereby and the negotiation of this Agreement or delivered hereunder or under any other Loan Document (in each case as modified or supplemented by other information so furnished) do not contain any material misstatement of fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not materially misleading, in each case as of the date such information is provided and as of the Restatement Date; provided that, with respect to projected financial information and estimates, the Borrower represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time. 5.16 Compliance with Laws. Each Loan Party and each Subsidiary thereof is in compliance in all material respects with the requirements of all Laws and all orders, writs, injunctions and decrees applicable to it or to its properties, except in such instances in which (a) such requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted or (b) the failure to comply therewith, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. 5.17 Intellectual Property; Licenses, Etc. The Borrower and each of its Subsidiaries own, or possess the right to use, all of the material trademarks, service marks, trade names, copyrights, patents, patent rights, franchises, licenses and other intellectual property rights (collectively, “IP Rights”) that are reasonably necessary for the operation of their respective businesses, without conflict with the rights of any other Person, and Schedule 5.17 sets forth a complete and accurate list of all such IP Rights owned or used by the Borrower and each of its Subsidiaries as of the Restatement Date (or, if applicable, the most recent date on which the Borrower has delivered a supplement to Schedule 5.17 pursuant to Section 6.02(j)). To the knowledge of the Borrower, no material slogan or other advertising device, product, process, method, substance, part or other material now employed, or now contemplated to be employed, by the Borrower or any of its Subsidiaries infringes upon any rights held by any other Person. Except as specifically disclosed on the Restatement Date in Schedule 5.17, no claim or litigation regarding any of the foregoing is pending or, to the knowledge of the Borrower, threatened, which, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. 5.18 Solvency. The Loan Parties are Solvent on a consolidated basis. 110 122373747_5 166482999_6

5.19 Casualty, Etc. Neither the businesses nor the properties of any Loan Party or any of its Subsidiaries are affected by any fire, explosion, accident, strike, lockout or other labor dispute, drought, storm, hail, earthquake, embargo, act of God or of the public enemy or other casualty (whether or not covered by insurance) that, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. 5.20 Labor Matters. There are no collective bargaining agreements or Multiemployer Plans covering the employees of the Borrower or any of its Subsidiaries as of the Restatement Date and, except in such instances that, individually or in the aggregate, have not resulted and could not reasonably be expected to result in a Material Adverse Effect, neither the Borrower nor any Subsidiary has suffered any strikes, walkouts, work stoppages or other material labor difficulty within the last five years. 5.21 Collateral Documents. The provisions of the Collateral Documents are effective to create in favor of the Administrative Agent for the benefit of the Secured Parties a legal, valid and enforceable first priority Lien (subject to Liens permitted by Section 7.01) on all right, title and interest of the respective Loan Parties in the Collateral described therein. Except for filings completed prior to the Restatement Date and as contemplated hereby and by the Collateral Documents, no filing or other action will be necessary to perfect or protect such Liens. 5.22 Anti-Corruption Laws; Anti-Money Laundering Laws and Sanctions. (a) None of (i) the Borrower or any Subsidiary, or, to the knowledge of the Borrower or such Subsidiary, any of their respective directors, officers, employees or Affiliates, or (ii) to the knowledge of the Borrower, any agent or representative of the Borrower or any Subsidiary that will act in any capacity in connection with or benefit from the Facilities, (A) is a Sanctioned Person or currently the subject or target of any Sanctions, (B) is controlled by or is acting on behalf of a Sanctioned Person, (C) has its assets located in a Sanctioned Country, or (D) derives revenues from investments in, or transactions with, Sanctioned Persons. (b) The Borrower has implemented and maintains in effect policies and procedures designed to ensure compliance by the Borrower and its Subsidiaries and their respective directors, officers, employees, agents and Controlled Affiliates with all Anti-Corruption Laws, Anti-Money Laundering Laws and applicable Sanctions. (c) Each of the Borrower and its Subsidiaries, and to the knowledge of the Borrower, each director, officer, employee, agent and Controlled Affiliate of the Borrower and each such Subsidiary, is in compliance with all Anti-Corruption Laws and Anti-Money Laundering Laws in all material respects and applicable Sanctions. (d) No proceeds of any Credit Extension have been used by the Borrower or any of its Subsidiaries in violation of Section 6.11. 5.23 Senior Indebtedness Status. The Obligations of each Loan Party and each Subsidiary thereof under this Agreement and each of the other Loan Documents (a) rank and shall continue to rank at least senior in priority of payment to all Subordinated Indebtedness and at least equal in priority to all senior unsecured Indebtedness of each such Person and (b) are designated as “Senior Indebtedness” (or the equivalent) under all instruments and documents, now or in the future, relating to all Subordinated Indebtedness of such Person. 111 122373747_5 166482999_6

ARTICLE 6 AFFIRMATIVE COVENANTS So long as any Lender shall have any Commitment hereunder, any Loan or other Obligation (other than inchoate contingent obligations that by their terms survive the termination of the Loan Documents) hereunder shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding (unless such Letter of Credit has been Cash Collateralized), the Borrower shall, and shall (except in the case of the covenants set forth in Sections 6.01, 6.02, 6.03 and 6.11) cause each Subsidiary to: 6.01 Financial Statements. Deliver to the Administrative Agent (which shall promptly make such information available to the Lenders in accordance with its customary practice), in form and detail consistent with the Borrower Audited Financial Statements or, as applicable, the Borrower Interim Financial Statements: (a) upon the earlier of the date that is 90 days after the end of each fiscal year of the Borrower or the date such information is filed with the SEC, a consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such fiscal year, and the related consolidated statements of income or operations, changes in shareholders’ equity, and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP, such consolidated statements to be audited and accompanied by a report containing management’s discussion and analysis of such financial statements for the fiscal year then ended and a report and opinion of an independent certified public accountant of nationally recognized standing acceptable to the Required Lenders, which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit; (b) upon the earlier of the date that is 45 days after the end of each of the first three fiscal quarters of each fiscal year of the Borrower or the date such information is filed with the SEC, a consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such fiscal quarter, and the related consolidated statements of income or operations, changes in shareholders’ equity, and cash flows for such fiscal quarter and for the portion of the Borrower’s fiscal year then ended, setting forth in each case in comparative form the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year, all in reasonable detail, together with a report containing management’s discussion and analysis of such financial statements for the fiscal quarter then ended and such consolidated statements to be certified by a Responsible Officer of the Borrower as fairly presenting the financial condition, results of operations, shareholders’ equity and cash flows of the Borrower and its Subsidiaries in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes; and (c) as soon as available, but in any event not later than 60 days after the end of each fiscal year of the Borrower, an annual budget of the Borrower and its Subsidiaries on a consolidated basis, including forecasts prepared by management of the Borrower with a reasonable disclosure of the key assumptions and drivers with respect to such budget, in form satisfactory to the Administrative Agent and the Required Lenders, of consolidated balance sheets and statements of income or operations and cash flows of the Borrower and its Subsidiaries on a quarterly basis for such fiscal year. As to any information contained in materials furnished pursuant to Section 6.02(d), the Borrower shall not be separately required to furnish such information under Section 6.01(a) or (b) above, but the foregoing shall not be in derogation of the obligation of the Borrower to furnish the information and materials described in Sections 6.01(a) and (b) above at the times specified therein. 6.02 Certificates; Other Information. Deliver to the Administrative Agent: 112 122373747_5 166482999_6

(a) concurrently with the delivery of the financial statements referred to in Section 6.01(a), a certificate of its independent certified public accountants certifying such financial statements and except during a Suspension Period, stating that in making the examination necessary therefor no knowledge was obtained of any Default with respect to the financial covenant set forth in Section 7.11, or, if any such Default shall exist, stating the nature and status of such event (which may be limited to the extent consistent with industry practice or the policy of the accounting firm and which shall be in form and detail consistent with that delivered in connection with the Borrower Audited Financial Statements, except for such changes thereto as shall be consented to in writing by the Administrative Agent); (b) concurrently with the delivery of the financial statements referred to in Sections 6.01(a) and (b) (commencing with the delivery of the financial statements for the fiscal quarter ended June 30, 2015), a duly completed Compliance Certificate signed by a Responsible Officer of the Borrower (which delivery may, unless the Administrative Agent requests executed originals, be by electronic communication including fax or email and shall be deemed to be an original authentic counterpart thereof for all purposes), which shall include a reasonably detailed calculation of the basket amounts under Sections 7.03(k)(i) and 7.06(d)(i); (c) promptly after any request by the Administrative Agent or any Lender, copies of any detailed audit reports, management letters or recommendations submitted to the board of directors (or the audit committee of the board of directors) of any Loan Party by independent accountants in connection with the accounts or books of any Loan Party or any of its Subsidiaries, or any audit of any of them; (d) promptly after the same are available, copies of each annual report, proxy or financial statement or other report or communication sent to the stockholders of the Borrower, and copies of all annual, regular, periodic and special reports and registration statements which the Borrower may file or be required to file with the SEC under Section 13 or 15(d) of the Securities Exchange Act of 1934, or with any national securities exchange, and in any case not otherwise required to be delivered to the Administrative Agent pursuant hereto; (e) promptly after the furnishing thereof, copies of any material financial statement or report furnished to any holder of debt securities of any Loan Party or of any of its Subsidiaries in excess of the Threshold Amount pursuant to the terms of any indenture, loan or credit or similar agreement and not otherwise required to be furnished to the Lenders pursuant to Section 6.01 or any other clause of this Section 6.02; (f) [Reserved] (g) promptly, and in any event within five Business Days after receipt thereof by any Loan Party or any Subsidiary thereof, copies of each notice or other correspondence received from the SEC (or comparable agency in any applicable non-U.S. jurisdiction) concerning any investigation or possible investigation or other inquiry by such agency regarding financial or other operational results of any Loan Party or any Subsidiary thereof; (h) (i) not later than five Business Days after receipt thereof by any Loan Party or any Subsidiary thereof, copies of all notices, requests and other documents (including amendments, waivers and other modifications) received under or pursuant to any instrument, indenture, loan or credit or similar agreement, (A) any event that could materially impair the value of the interests or the rights of any Loan Party or otherwise have a Material Adverse Effect and (B) in the case of any instrument, indenture, loan or credit or similar agreement with respect to Indebtedness that is in excess of the Threshold Amount, regarding or related to any material breach or default by any party thereto, and (ii) from time to time upon 113 122373747_5 166482999_6 request by the Administrative Agent, such information and reports regarding such instruments, indentures and loan and credit and similar agreements as the Administrative Agent may reasonably request; (i) promptly after the assertion or occurrence thereof, notice of any action or proceeding against or of any noncompliance by any Loan Party or any of its Subsidiaries with any Environmental Law or Environmental Permit that could (i) reasonably be expected to have a Material Adverse Effect or (ii) cause any property described in any mortgages that are included in the Collateral Documents after the date hereof to be subject to any material restrictions on ownership, occupancy, use or transferability under any Environmental Law; (j) concurrently with the delivery of the financial statements referred to in Section 6.01(a), (i) a report supplementing Schedules 5.08(c), 5.08(d)(i) and 5.08(d)(ii), including a list and description (including the street address, county or other relevant jurisdiction, state, record owner and book value thereof) of all Material Real Property, if any, acquired during such fiscal year and a description of such other changes in the information included in such Schedules as may be necessary for such Schedules to be accurate and complete; (ii) a report supplementing Schedule 5.17, setting forth (A) a list of registration numbers for all material patents, trademarks, service marks, trade names and copyrights awarded to the Borrower or any Subsidiary thereof during such fiscal year and (B) a list of all material patent applications, trademark applications, service mark applications, trade name applications and copyright applications submitted by the Borrower or any Subsidiary thereof during such fiscal year and the status of each such application; and (iii) a report supplementing Schedule 5.13 containing a description of all changes in the information included in such Schedule as may be necessary for such Schedule to be accurate and complete, each such report to be signed by a Responsible Officer of the Borrower and to be in a form reasonably satisfactory to the Administrative Agent; and (k) promptly, such additional information regarding the business, financial, legal or corporate affairs of any Loan Party or any Subsidiary thereof, or compliance with the terms of the Loan Documents, as the Administrative Agent or any Lender may from time to time reasonably request. Documents required to be delivered pursuant to Section 6.01(a) or (b) or Section 6.02(d) (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which the Borrower posts such documents, or provides a link thereto on the Borrower’s website on the Internet at the website address listed on Schedule 10.02; or (ii) on which such documents are posted on the Borrower’s behalf on an Internet or intranet website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent); provided that (A) upon the written request of the Administrative Agent or any Lender, the Borrower shall deliver paper copies of such documents to the Administrative Agent or any Lender that requests the Borrower to deliver such paper copies until a written request to cease delivering paper copies is given by the Administrative Agent or such Lender and (B) the Borrower shall notify the Administrative Agent and each Lender (by facsimile or electronic mail) of the posting of any such documents and provide to the Administrative Agent by electronic mail electronic versions (i.e., soft copies) of such documents. The Administrative Agent shall have no obligation to request the delivery or to maintain copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by the Borrower with any such request for delivery, and each Lender shall be solely responsible for requesting delivery to it or maintaining its copies of such documents. The Borrower hereby acknowledges that (a) the Administrative Agent and/or the Arrangers will make available to the Lenders and the L/C Issuer materials and/or information provided by or on behalf of the Borrower and the other Loan Parties hereunder (collectively, “Borrower Materials”) by posting the Borrower Materials on IntraLinks, SyndTrak or another similar electronic system (the “Platform”) and (b) 114 122373747_5 166482999_6 certain of the Lenders (each, a “Public Lender”) may have personnel who do not wish to receive MNPI with respect to the Borrower or its Affiliates, or the respective securities of any of the foregoing, and who may be engaged in investment and other market-related activities with respect to such Persons’ securities. The Borrower hereby agrees that it will use commercially reasonable efforts to identify that portion of the Borrower Materials that may be distributed to the Public Lenders and that (w) all such Borrower Materials shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (x) by marking Borrower Materials “PUBLIC,” the Borrower shall be deemed to have authorized the Administrative Agent, the Arrangers, the L/C Issuer and the Lenders to treat such Borrower Materials as not containing any MNPI (although it may be sensitive and proprietary) with respect to the Borrower or its securities for purposes of United States federal and state securities laws (provided, however, that to the extent such Borrower Materials constitute Information, they shall be treated as set forth in Section 10.07); (y) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Side Information;” and (z) the Administrative Agent and the Arrangers shall be entitled to treat any Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Side Information.” 6.03 Notices. Promptly notify the Administrative Agent and each Lender: (a) of the occurrence of any Default; (b) of any matter that has resulted or could reasonably be expected to result in a Material Adverse Effect, including (i) breach or non-performance of, or any default under, a Contractual Obligation of the Borrower or any Subsidiary; (ii) any dispute, litigation, investigation, proceeding or suspension between the Borrower or any Subsidiary and any Governmental Authority; or (iii) the commencement of, or any material development in, any litigation or proceeding affecting the Borrower or any Subsidiary, including pursuant to any applicable Environmental Laws; (c) (i) if the Borrower or any Loan Party begins to maintain or contribute to, or becomes obligated to maintain or contribute to, a Pension Plan or a Multiemployer Plan, or (ii) of the occurrence of any ERISA Event that, alone or together with any other ERISA Events that, individually or in the aggregate, have occurred, could reasonably be expected to result in liabilities of the Loan Parties in a Material Adverse Effect; (d) of any material change in accounting policies or financial reporting practices by any Loan Party or any Subsidiary thereof, including any determination by the Borrower referred to in Section 2.10(b); (e) of the (i) occurrence of any Disposition of property or assets for which the Borrower is required to make a mandatory prepayment pursuant to Section 2.05(b)(ii), (ii) incurrence or issuance of any Indebtedness for which the Borrower is required to make a mandatory prepayment pursuant to Section 2.05(b)(iii), and (iii) occurrence of any Insurance and Condemnation Event for which the Borrower is required to make a mandatory prepayment pursuant to Section 2.05(b)(iv); and (f) of (i) the receipt of notice from a Governmental Authority that enforces Sanctions or any Anti-Corruption Laws or Anti-Money Laundering Laws or (ii) any voluntary disclosure from any Loan Party or any of its Subsidiaries to any Governmental Authority, in each case of clauses (i) and (ii) of this subsection, regarding a possible violation of Anti-Corruption Laws, Anti-Money Laundering Laws or Sanctions, together with any related copies thereof. 115 122373747_5 166482999_6

Each notice pursuant to Section 6.03 (other than Section 6.03(e)) shall be accompanied by a statement of a Responsible Officer of the Borrower setting forth details of the occurrence referred to therein and stating what action the Borrower has taken or proposes to take with respect thereto. Each notice pursuant to Section 6.03(a) shall describe with particularity any and all provisions of this Agreement and any other Loan Document that have been breached. 6.04 Payment of Obligations. Pay and discharge as the same shall become due and payable, all its obligations and liabilities, including (a) all tax liabilities, assessments and governmental charges or levies upon it or its properties or assets; (b) all lawful claims which, if unpaid, would by law become a Lien upon its property; and (c) all Indebtedness, as and when due and payable, but subject to any subordination provisions contained in any instrument or agreement evidencing such Indebtedness; provided that such payment and discharge shall not be required with respect to any such tax liabilities, assessments, governmental charges, levies, claims or Indebtedness so long as (x)(i) the validity or amount thereof shall be contested in good faith by appropriate proceedings timely instituted and diligently conducted and the applicable Loan Party or Subsidiary shall have set aside on its books adequate reserves or other appropriate provisions with respect thereto in accordance with GAAP and (ii) such contest operates to suspend collection of the contested tax liabilities, assessments, governmental charges, levies, claims or Indebtedness and enforcement of a Lien, if applicable, other than a Lien permitted under Section 7.01 or (y) the failure to pay could not reasonably be expected to result in a Material Adverse Effect. 6.05 Preservation of Existence, Etc. (a) Preserve, renew and maintain in full force and effect its legal existence and good standing under the Laws of the jurisdiction of its organization except (i) for Immaterial Subsidiaries that are not Loan Parties or (ii) in a transaction permitted by Section 7.04 or 7.05; (b) take all reasonable action to maintain all rights, privileges, permits, licenses and franchises necessary or desirable in the normal conduct of its business, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect; and (c) preserve or renew all of its registered patents, trademarks, trade names and service marks, the non-preservation of which could reasonably be expected to have a Material Adverse Effect. 6.06 Maintenance of Properties. (a) Maintain, preserve and protect all of its material properties and equipment necessary in the operation of its business in good working order and condition, ordinary wear and tear excepted (provided that the foregoing shall not be deemed to apply to any casualty or condemnation that could not reasonably be expected to have a Material Adverse Effect); (b) make all necessary repairs thereto and renewals and replacements thereof except where the failure to do so could not reasonably be expected to have a Material Adverse Effect; and (c) use the standard of care typical in the industry in the operation and maintenance of its facilities. 6.07 Maintenance of Insurance. Maintain with financially sound and reputable insurance companies not Affiliates of the Borrower, insurance with respect to its properties and business against loss or damage of the kinds customarily insured against (including, without limitation, hazard and business interruption) by Persons engaged in the same or similar business, of such types and in such amounts as are customarily carried under similar circumstances by such other Persons and providing for not less than 30 days’ prior notice to the Administrative Agent of termination, lapse or cancellation of such insurance (except as a result of cancellation due to non-payment of premium, in which case, only 10 days’ prior written notice will be required). From time to time after the Restatement Date, deliver to the Administrative Agent, upon its reasonable request, information in reasonable detail as to the insurance then in effect, stating the names of the insurance companies, the amounts and rates of the insurance, the dates of the expiration thereof and the properties and risks covered thereby. 116 122373747_5 166482999_6

6.08 Compliance with Laws. (a) Comply with the requirements of all applicable Laws (including ERISA and the Act) and all orders, writs, injunctions and decrees applicable to it or to its business or property, except in such instances in which (i) such requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted; or (ii) the failure to comply therewith could not reasonably be expected to have a Material Adverse Effect; (b) maintain in effect and enforce policies and procedures designed to ensure compliance by the Borrower, its Subsidiaries and their respective directors, officers, employees and Affiliates with Anti-Corruption Laws and applicable Sanctions; (c) notify the Administrative Agent and the Lenders of any change in its status as exempt from the reporting requirements of the Beneficial Ownership Regulation and (d) promptly upon the reasonable request of the Administrative Agent or any Lender, provide the Administrative Agent or directly to such Lender, as the case may be, any information or documentation reasonably requested by it for purposes of complying with the Beneficial Ownership Regulation. 6.09 Books and Records. (a) Maintain proper books of record and account, in which full, true and correct entries in conformity with GAAP consistently applied shall be made of all financial transactions and matters involving the assets and business of the Borrower or such Subsidiary, as the case may be; and (b) maintain such books of record and account in material conformity with all applicable requirements of any Governmental Authority having regulatory jurisdiction over the Borrower or such Subsidiary, as the case may be. 6.10 Inspection Rights. Permit representatives and independent contractors of the Administrative Agent and each Lender (in the case of a Lender, coordinated through the Administrative Agent) to visit and inspect any of its properties, to examine its corporate, financial and operating records, and make copies thereof or abstracts therefrom, and to discuss its affairs, finances and accounts with its directors, officers, and independent public accountants, all at the expense of the Borrower and at such reasonable times during normal business hours and as often as may be reasonably desired, upon reasonable advance notice to the Borrower; provided, however, that in the absence of an Event of Default, the Borrower will not be required to reimburse the expense of more than one such visit for the Administrative Agent and the Lenders (or any of their respective representatives or independent contractors) in a year. 6.11 Use of Proceeds. Use the proceeds of (a) the Restatement Date Draw to finance a portion of the Restatement Date Transactions, (b) the Delayed Draw to repay in full all amounts outstanding (including accrued and unpaid interest) under the ECS Seller Note and (c) the Revolving Credit Facility for general corporate purposes, including, but not limited to, financing a portion of the Restatement Date Transactions, ongoing working capital, permitted share repurchases and Permitted Acquisitions; provided that in no event shall the proceeds of the Credit Extensions be used in contravention of any Law or of any Loan Document or, directly or indirectly, (i) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, (ii) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, or (iii) in any manner that would result in the violation of any Sanctions applicable to any party hereto. 6.12 Covenant to Guarantee Obligations and Give Security. (a) Subject to the proviso set forth below, (w) upon the formation or acquisition (including by division) of any new direct or indirect Subsidiary (other than an Immaterial Subsidiary or an Excluded Foreign Subsidiary) by any Loan Party, (x) if the Borrower has knowledge that any Foreign Subsidiary ceases to constitute an Excluded Foreign Subsidiary, (y) if any Subsidiary ceases to constitute an Immaterial Subsidiary or (z) if at any time any Subsidiary issues, guarantees or otherwise is obligated on 117 122373747_5 166482999_6 any Junior Indebtedness and such Subsidiary is not a Guarantor, in each case promptly notify the Administrative Agent and within 45 days thereafter (or such later times as may be determined by the Administrative Agent in its sole discretion) and in each case at the Borrower’s expense: (i) cause such Subsidiary, and cause each direct and indirect parent of such Subsidiary (if it has not already done so), to duly execute and deliver to the Administrative Agent a guaranty or guaranty supplement, in form and substance reasonably satisfactory to the Administrative Agent, guaranteeing the Secured Obligations, (ii) cause such Subsidiary and each direct and indirect parent of such Subsidiary (if it has not already done so) to duly execute and deliver to the Administrative Agent security and pledge agreements and supplements and joinders to existing Collateral Documents, as specified by and in form and substance reasonably satisfactory to the Administrative Agent (including delivery of all Pledged Interests (as defined in the Pledge Agreement) in and of such Subsidiary, and other instruments of the type specified in Section 4.01(d)), securing payment of all the Secured Obligations of such Subsidiary or such parent, as the case may be, under the Loan Documents and constituting Liens on all such personal properties, (iii) cause such Subsidiary and each direct and indirect parent of such Subsidiary (if it has not already done so) to take whatever action (including the filing of Uniform Commercial Code financing statements, the giving of notices and the endorsement of notices on title documents) may be necessary or advisable in the opinion of the Administrative Agent to vest in the Administrative Agent (or in any representative of the Administrative Agent designated by it) valid and subsisting Liens on the personal property purported to be subject to the security and pledge agreements and supplements and joinders to existing Collateral Documents delivered pursuant to this Section 6.12, enforceable against all third parties in accordance with their terms, (iv) deliver to the Administrative Agent, upon the request of the Administrative Agent in its sole discretion, a signed copy of an opinion, addressed to the Administrative Agent and the other Secured Parties, of counsel for the Loan Parties acceptable to the Administrative Agent as to the matters contained in clauses (i), (ii) and (iii) above, and, with respect to such matters, in substantially the form of the opinions delivered pursuant to Section 4.01(b), and as to such other matters as the Administrative Agent may reasonably request, and (v) deliver to the Administrative Agent such Organization Documents, board resolutions or consents, incumbency, other documents, and certificates referred to in Section 4.01, such updated Schedules to the Loan Documents with respect to such Subsidiary and such other documents, in each case as may be reasonably requested by the Administrative Agent, all in form, content and scope reasonably satisfactory to the Administrative Agent; provided, that, unless the Borrower and the Administrative Agent otherwise agree, in no event shall (1) any Excluded Foreign Subsidiary or Immaterial Subsidiary be required to guaranty the payment of any Secured Obligation, (2) the Loan Parties, individually or collectively, be required to pledge in excess of 65% of the outstanding voting Equity Interests of any Excluded Foreign Subsidiary or (3) a security interest be required to be granted on any property of any Excluded Foreign Subsidiary or Immaterial Subsidiary as security for any Secured Obligation; provided further that (I) any Loan Party that pledges the Equity Interests of any Foreign Subsidiary shall only be required to execute a pledge governed by any foreign Laws and (II) any Foreign Subsidiary that is not an Excluded Foreign Subsidiary or Immaterial Subsidiary shall only be required to enter into a guaranty or guaranty agreement supplement or take any action to pledge its assets under the Collateral Documents if, (A) in each case, (1) the Administrative Agent reasonably determines that the benefits to the Lenders of having such a pledge by such Loan Party 118 122373747_5 166482999_6 governed by foreign Laws or having a Foreign Subsidiary enter into such guaranty or guaranty supplement and pledge its assets outweighs the cost to the Borrower and its Subsidiaries of such actions, and (2) the Administrative Agent requests such foreign Law pledge, guaranty, guaranty supplement and/or pledge and (B) in the case of clause (I), such Foreign Subsidiary together with its Subsidiaries represents more than five percent (5%) of the Consolidated total assets of the Borrower and its Subsidiaries as determined as of the most recent fiscal quarter or end for which financial statements have been delivered hereunder. (b) Upon the acquisition of any real property by any Loan Party, if such property, has a fair market value in excess of $30,000,000 individually (any such real property, the “Material Real Property” (it being acknowledged and agreed that all real property shall be subject to the negative pledge requirements of Section 7.01 and the double negative pledge requirements of Section 7.09(c))), that in the judgment of the Administrative Agent is not already subject to a perfected first priority security interest in favor of the Administrative Agent for the benefit of the Secured Parties, at the Borrower’s expense (i) within 10 Business Days after such acquisition, furnish to the Administrative Agent (x) a description of the property so acquired in detail reasonably satisfactory to the Administrative Agent and (y) “life of the loan” flood zone determinations and, as applicable, flood insurance and borrower notices (all in compliance with applicable regulations and Flood Laws) with respect to such real property, each in scope, form and substance reasonably satisfactory to the Administrative Agent and (ii) within 60 days after such acquisition (or such later time as may be determined by the Administrative Agent in its sole discretion): (A) cause the applicable Loan Party to deliver to the Administrative Agent, with respect to such real property, title reports, surveys and engineering, soils and other reports and environmental assessment reports, each in scope, form and substance reasonably satisfactory to the Administrative Agent, provided, however, that to the extent that any Loan Party or any of its Subsidiaries shall have otherwise received any of the foregoing items with respect to such real property, such items shall, promptly after the receipt thereof, be delivered to the Administrative Agent, (B) cause the applicable Loan Party to duly execute and deliver to the Administrative Agent deeds of trust, trust deeds, deeds to secure debt, mortgages, and other security and pledge agreements and supplements and joinders to existing Collateral Documents, as specified by and in form and substance reasonably satisfactory to the Administrative Agent, securing payment of all the Secured Obligations of the applicable Loan Party under the Loan Documents and constituting Liens on all such real property, (C) cause the applicable Loan Party to take whatever action (including the recording of mortgages, the filing of Uniform Commercial Code financing statements, the giving of notices and the endorsement of notices on title documents) may be necessary or advisable in the opinion of the Administrative Agent to vest in the Administrative Agent (or in any representative of the Administrative Agent designated by it) valid and subsisting Liens on such real property, enforceable against all third parties, (D) deliver to the Administrative Agent, upon the request of the Administrative Agent in its sole discretion, a signed copy of a favorable opinion, addressed to the Administrative Agent and the other Secured Parties, of counsel for the Loan Parties acceptable to the Administrative Agent as to the matters contained in clauses (A) and (B) above and, with respect to such matters, in substantially the form of the opinions delivered pursuant to Section 4.01(b), and as to such other matters as the Administrative Agent may reasonably request, and 119 122373747_5 166482999_6

(E) deliver to the Administrative Agent such Organization Documents, board resolutions or consents, incumbency, other documents, and certificates referred to in Section 4.01, such updated Schedules to the Loan Documents with respect to such Material Real Property and such other documents, in each case as may be reasonably requested by the Administrative Agent, all in form, content and scope reasonably satisfactory to the Administrative Agent; Notwithstanding anything herein to the contrary, no mortgage, deed of trust, trust deed, deed to secure debt or other security instrument with respect to any real property shall be executed until (A) each Revolving Credit Lender has received, at least twenty (20) days in advance of signing, all of the documentation described in clause (b)(i) above with respect to such property and (B) each Revolving Credit Lender has received such other documents that are necessary to comply with the Flood Laws and all other applicable flood laws and regulations with respect to such property, but only to the extent such other documents described in this clause (B) shall have been requested by such Revolving Credit Lender in a writing received by the Administrative Agent within ten (10) days of such Revolving Credit Lender’s receipt of the documentation described in clause (b)(i) above. (c) Upon the request of the Administrative Agent following the occurrence and during the continuance of a Default, the Borrower shall, at the Borrower’s expense: (i) within 10 days after such request, furnish to the Administrative Agent a description of the real and personal properties of the Loan Parties and their respective Subsidiaries in detail reasonably satisfactory to the Administrative Agent, and (ii) as promptly as practicable after such request, deliver, upon the request of the Administrative Agent in its sole discretion, to the Administrative Agent with respect to each parcel of real property owned or held by the Borrower and its Subsidiaries, title reports, surveys and engineering, soils and other reports, “life of the loan” flood zone determinations and, as applicable, flood insurance and borrower notices (all in compliance with applicable regulations) and environmental assessment reports, each in scope, form and substance satisfactory to the Administrative Agent, provided, however, that to the extent that any Loan Party or any of its Subsidiaries shall have otherwise received any of the foregoing items with respect to such real property, such items shall, promptly after the receipt thereof, be delivered to the Administrative Agent. (d) At any time upon request of the Administrative Agent, promptly execute and deliver any and all further instruments and documents and take all such other action as the Administrative Agent may deem necessary or desirable in obtaining the full benefits of, or (as applicable) in perfecting and preserving the Liens of, such guaranties, deeds of trust, trust deeds, deeds to secure debt, mortgages, and other security and pledge agreements and supplements and joinders to existing Collateral Documents. 6.13 Compliance with Environmental Laws. Comply, and cause all lessees and other Persons operating or occupying its properties to comply, in all material respects, with all applicable Environmental Laws and Environmental Permits; obtain and renew all Environmental Permits necessary for its operations and properties; and conduct any investigation, study, sampling and testing, and undertake any cleanup, removal, remedial or other action necessary to remove and clean up all Hazardous Materials from any of its properties, in accordance with the requirements of all Environmental Laws; provided, however, that neither the Borrower nor any of its Subsidiaries shall be required to undertake any such cleanup, removal, remedial or other action to the extent that (i) its obligation to do so is being contested in good faith and by proper proceedings and appropriate reserves are being maintained with respect to such circumstances in accordance with GAAP or (ii) the failure to take such action, 120 122373747_5 166482999_6 individually or in the aggregate, has not resulted and could not reasonably be expected to result in a Material Adverse Effect. 6.14 Further Assurances. Promptly upon request by the Administrative Agent, or any Lender through the Administrative Agent, (a) correct any material defect or error that may be discovered in any Loan Document or in the execution, acknowledgment, filing or recordation thereof, and (b) do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all such further acts, deeds, certificates, assurances and other instruments as the Administrative Agent, or any Lender through the Administrative Agent, may reasonably require from time to time in order to (i) carry out more effectively the purposes of the Loan Documents, (ii) to the fullest extent permitted by applicable Law, subject any Loan Party’s or any of its Subsidiaries’ properties, assets, rights or interests to the Liens now or hereafter intended to be covered by any of the Collateral Documents, (iii) perfect and maintain the validity, effectiveness and priority of any of the Collateral Documents and any of the Liens intended to be created thereunder and (iv) assure, convey, grant, assign, transfer, preserve, protect and confirm more effectively unto the Secured Parties the rights granted or now or hereafter intended to be granted to the Secured Parties under any Loan Document or under any other instrument executed in connection with any Loan Document to which any Loan Party or any of its Subsidiaries is or is to be a party, and cause each of its Subsidiaries to do so. 6.15 Compliance with Terms of Leaseholds. Make all payments and otherwise perform all obligations in respect of all leases of real property to which the Borrower or any of its Subsidiaries is a party, keep such leases in full force and effect and not allow such leases to lapse or be terminated or any rights to renew such leases to be forfeited or cancelled, promptly cure any default thereunder, and cause each of its Subsidiaries to do so, except, in any case, where the failure to do so, either individually or in the aggregate, could not be reasonably likely to have a Material Adverse Effect. 6.16 Material Contracts. (a) Enforce each Material Contract in accordance with its terms except where the failure to do so, individually and in the aggregate, could not reasonably be expected to have Material Adverse Effect, (b) perform and observe in all material respects all the terms and provisions of each Material Contract to be performed or observed by it, and (c) maintain each such Material Contract in full force and effect. 6.17 Cash Collateral Accounts. Maintain, and cause each of the other Loan Parties to maintain, all Cash Collateral Accounts with Wells Fargo or another commercial bank located in the United States, which has accepted the assignment of such accounts to the Administrative Agent for the benefit of the Secured Parties pursuant to the terms of the Security Agreement. 6.18 Maintenance of Debt Ratings. Use commercially reasonable efforts to maintain all Debt Ratings. 6.19 Post-Closing Matters. Execute and deliver the documents and complete the tasks set forth on Schedule 6.19, in each case within the time limits specified on such schedule (or such later times as the Administrative Agent may agree in its sole discretion). ARTICLE 7 NEGATIVE COVENANTS So long as any Lender shall have any Commitment hereunder, any Loan or other Obligation hereunder (other than inchoate contingent obligations that by their terms survive the termination of the Loan Documents) shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding 121 122373747_5 166482999_6

(unless such Letter of Credit has been Cash Collateralized), the Borrower shall not, nor shall it permit any Subsidiary to, directly or indirectly: 7.01 Liens. Create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, or sign or file or suffer to exist under the Uniform Commercial Code of any jurisdiction a financing statement that names the Borrower or any of its Subsidiaries as debtor, or assign any accounts or other right to receive income, other than the following: (a) Liens pursuant to any Loan Document; (b) Liens existing on the Restatement Date and listed on Schedule 5.08(b) and any replacements, modifications, renewals or extensions thereof; provided that (i) the property covered thereby is not changed (except, in the case of Permitted Refinancing Indebtedness incurred under Section 7.02, to refinance, refund, renew, extend or replace any existing lease, any replacement property of a similar type and value subject to a replacement lease), (ii) the amount secured or benefited thereby is not increased except as contemplated by Section 7.02(d), (iii) the direct or any contingent obligor with respect thereto is not changed, and (iv) any replacement, modification, renewal or extension of the obligations secured or benefited thereby is permitted by Section 7.02(d); (c) Liens for taxes, assessments or other governmental charges not yet delinquent or which are being contested in good faith and by appropriate proceedings diligently conducted, if adequate reserves with respect thereto are maintained on the books of the applicable Person in accordance with GAAP; (d) carriers’, warehousemen’s, mechanics’, materialmen’s, landlord’s, suppliers’, repairmen’s or other like Liens arising in the ordinary course of business which are not overdue for a period of more than 60 days or which are being contested in good faith and by appropriate proceedings diligently conducted, if adequate reserves with respect thereto are maintained on the books of the applicable Person; (e) pledges or deposits in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other social security legislation (other than any Lien imposed by ERISA) which has resulted or could reasonably be expected to result in liability in an aggregate amount in excess of the Threshold Amount; (f) deposits to secure the performance of bids, trade contracts and leases (other than Indebtedness), statutory obligations, surety and appeal bonds, performance bonds, governmental contracts and other obligations of a like nature incurred in the ordinary course of business; (g) easements, rights-of-way, restrictions (including zoning restrictions), covenants, encroachments and other similar encumbrances and title deficiencies affecting real property that, in the aggregate, are not substantial in amount, and that do not in any case materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of the applicable Person; (h) Liens securing judgments, attachments and awards for the payment of money not constituting an Event of Default under Section 8.01(h); (i) Liens securing Indebtedness permitted under Section 7.02(f); provided that (i) such Liens do not at any time encumber any property other than the property financed by such Indebtedness and (ii) 122 122373747_5 166482999_6 the Indebtedness secured thereby does not exceed the cost or fair market value, whichever is lower, of the property being acquired on the date of acquisition; (j) Liens arising by virtue of deposits made in the ordinary course of business to secure liability for premiums to insurance carriers so long as such Liens are for amounts not yet due and payable or delinquent or, to the extent such amounts are so due and payable, such amounts are being contested in good faith by appropriate proceedings for which adequate reserves have been established in accordance with GAAP; (k) leases of the real properties of any Loan Party or any Subsidiary, in each case entered into in connection with a Disposition permitted by Section 7.05 or a Permitted Acquisition or in the ordinary course of the business of such Loan Party or Subsidiary so long as in each case such leases do not, individually or in the aggregate, (i) interfere in any material respect with the ordinary conduct of the business of any Loan Party or any Subsidiary or (ii) materially impair the use (for its intended purposes) or the value of the property subject thereto; (l) bankers’ Liens, rights of setoff and other similar Liens existing solely with respect to cash, Cash Equivalents and other investment property on deposit in one or more accounts maintained by any Loan Party or any Subsidiary, in each case granted in the ordinary course of business in favor of the bank or banks with which such accounts are maintained, solely securing amounts owing to such bank with respect to cash management and operating account arrangements, including those involving pooled accounts and netting arrangements; provided that in no case shall any such Liens secure (either directly or indirectly) the repayment of any Indebtedness; (m) Liens on property of (i) a Person existing at the time such Person is acquired or merged with or into or consolidated with any Loan Party or any Subsidiary and (ii) the Borrower or any of its Subsidiaries existing at the time such tangible property or tangible assets are purchased or otherwise acquired by the Borrower or any such Subsidiary, in each case to the extent securing Indebtedness permitted by Section 7.02 (and not created in anticipation or contemplation thereof); provided that such Liens do not extend to property not subject to such Liens at the time of purchase or acquisition (other than improvements thereon) and are no more favorable to the lienholders than such existing Lien; (n) licenses of IP Rights granted by any Loan Party or any Subsidiary in the ordinary course of business and not interfering in any material respect with the ordinary conduct of business of the Loan Parties and their Subsidiaries; (o) the filing of UCC financing statements solely as a precautionary measure in connection with operating leases or consignment of goods; (p) Liens securing Indebtedness incurred pursuant to Section 7.02(h); provided that (i) such Liens do not extend to, or encumber, property which constitutes Collateral and (ii) such Liens extend only to the property (or Equity Interests) of the Foreign Subsidiary incurring such Indebtedness or a Subsidiary of such Foreign Subsidiary that is not a Loan Party; (q) other Liens securing Indebtedness outstanding in an aggregate principal amount not to exceed the greater of (x) $40,000,000 and (y) 10% of Consolidated EBITDA as of the most recent Measurement Period at the time of incurrence thereof; provided that if any such Lien attaches to any Collateral it is either junior to, or subordinated to, the Liens created under the Loan Documents pursuant to agreements in form and substance reasonably satisfactory to the Administrative Agent; and 123 122373747_5 166482999_6

(r) Liens on Collateral securing Indebtedness permitted under Sections 7.02(m); provided that, if applicable, any such Indebtedness is subject to an intercreditor agreement in form and substance reasonably satisfactory to the Administrative Agent. 7.02 Indebtedness. Create, incur, assume or suffer to exist any Indebtedness, except: (a) obligations (contingent or otherwise) existing or arising under any Swap Contract; provided that (i) such obligations are (or were) entered into by such Person in the ordinary course of business for the purpose of directly mitigating risks associated with fluctuations in interest rates or foreign exchange rates and (ii) such Swap Contract does not contain any provision exonerating the non-defaulting party from its obligation to make payments on outstanding transactions to the defaulting party; (b) Indebtedness of (i) a Subsidiary of the Borrower owed to the Borrower or another Loan Party or of the Borrower owed to a Loan Party, which Indebtedness shall in each case, (A) constitute Collateral, (B) be on subordination terms, if any, reasonably acceptable to the Administrative Agent and (C) be otherwise permitted under the provisions of Section 7.03; or (ii) a Subsidiary of the Borrower that is not required to be a Loan Party owed to another Subsidiary of the Borrower that is not a Loan Party; (c) Indebtedness under the Loan Documents; (d) Indebtedness outstanding on the Restatement Date and listed on Schedule 7.02 and any Permitted Refinancing Indebtedness in respect thereof; (e) Guarantees of any Loan Party in respect of Indebtedness otherwise permitted under this Section 7.02; provided that any Guarantee of any Refinancing Debt shall only be permitted if it meets the requirements of Section 2.19(a); provided further that any Guarantee of Permitted Refinancing Indebtedness shall only be permitted if it meets the requirements of the definition of Permitted Refinancing Indebtedness; (f) Indebtedness in respect of Capitalized Leases, Synthetic Lease Obligations and purchase money obligations for fixed or capital assets within the limitations set forth in Section 7.01(i) and any Permitted Refinancing Indebtedness in respect thereof; provided, however, that the aggregate amount of all such Indebtedness (including any such Permitted Refinancing Indebtedness) at any one time outstanding shall not exceed the greater of (x) $40,000,000 and (y) 10% of Consolidated EBITDA as of the most recent Measurement Period at the time of incurrence thereof; (g) Indebtedness in respect of bid, performance or surety bonds, workers’ compensation claims, self-insurance obligations and bankers acceptances issued for the account of any Loan Party in the ordinary course of business, including guarantees or obligations of any Loan Party with respect to letters of credit supporting such bid, performance or surety bonds, workers’ compensation claims, self-insurance obligations and bankers acceptances (in each case other than for an obligation for money borrowed); provided, however, that the aggregate amount of all such Indebtedness at any one time outstanding when combined with the aggregate outstanding amount at such time of all Indebtedness incurred pursuant to Section 7.02(l) shall not exceed $25,000,000; (h) other Indebtedness (whether of Loan Parties or Subsidiaries that are not Loan Parties) and any Permitted Refinancing Indebtedness in respect thereof, in an aggregate principal amount (including the aggregate principal amount of such Permitted Refinancing Indebtedness) not to exceed the greater of (x) $75,000,000 and (y) 25% of Consolidated EBITDA as of the most recent Measurement Period at the time of incurrence thereof; 124 122373747_5 166482999_6

(i) unsecured Earnout Obligations in an aggregate amount not to exceed the greater of (x) $75,000,000 and (y) 25% of Consolidated EBITDA as of the most recent Measurement Period at the time of incurrence thereof; (j) (i) unsecured Indebtedness (including unsecured Subordinated Indebtedness and Permitted Convertible Indebtedness) of the Borrower or any other Loan Party; provided that (A) no Default shall have occurred and be continuing or would be caused by the incurrence of such Indebtedness; (B) after giving effect to the incurrence of such Indebtedness and the receipt and application of the proceeds thereof, the Borrower shall be in pro forma compliance with the Debt Incurrence Test (determined based on the financial information received for the fiscal quarter most recently ended prior to the date of incurrence of such Indebtedness for which financial statements have been delivered to the Administrative Agent pursuant to Section 7 of the Fifth Amendment, Section 6.01(a) or Section 6.01(b), as applicable, and assuming the funding in full of such Indebtedness); (C) such Indebtedness does not mature, require any scheduled payment of principal, require any mandatory payment, redemption or repurchase prior to the date that is 91 days after the latest of the maturity dates of all Term Loans or Commitments in effect at the time of issuance of such Indebtedness (other than a customary mandatory prepayment or mandatory offer to repurchase in connection with a change of control or asset sale that requires the prior payment in full of, and termination of all commitments with respect to, the Obligations as a condition to such mandatory prepayment or mandatory offer to repurchase); provided that (x) any Indebtedness that automatically converts to, or is exchangeable into, notes or other Indebtedness that meet this clause (C) shall be deemed to satisfy this condition so long as the Borrower or applicable Loan Party irrevocably agrees at the time of the issuance thereof to take all actions necessary to convert or exchange such Indebtedness) and (y) neither (1) any provision of such Indebtedness requiring an offer to purchase Permitted Convertible Indebtedness as a result of a change of control, delisting or asset sale or other fundamental change nor (2) any early conversion or exchange of (or the ability to convert or exchange early) any Permitted Convertible Indebtedness in accordance with the terms of the documentation governing such Permitted Convertible Indebtedness shall violate this clause (i)(C); and (D) such Indebtedness does not include any financial performance “maintenance” covenants (whether stated as a covenant, default or otherwise, although “incurrence-based” financial tests may be included) or cross-defaults (but may include cross-payment defaults and cross-defaults at the final stated maturity thereof and cross-acceleration); and (ii) any Permitted Refinancing Indebtedness in respect of any Indebtedness incurred under subclause (i) of this clause (j); (k) Indebtedness in connection with an overdraft line in an aggregate principal amount not to exceed $15,000,000 at any one time outstanding; (l) (i) Indebtedness of a Person existing at the time such Person became a Subsidiary or assets were acquired from such Person in connection with an Investment permitted pursuant to Section 7.03, to the extent that (A) such Indebtedness was not incurred in connection with, or in contemplation of, such Person becoming a Subsidiary or the acquisition of such assets, (B) neither the Borrower nor any Subsidiary thereof (other than such Person or any other Person that such Person merges with or that acquires the assets of such Person) shall have any liability or other obligation with respect to such Indebtedness and (C) the aggregate outstanding principal amount of such Indebtedness at any time when combined with the aggregate outstanding amount at such time of any Permitted Refinancing Indebtedness incurred pursuant to subclause (ii) of this clause (l) and Indebtedness incurred pursuant to Section 7.02(g) does not exceed $25,000,000 and (ii) any Permitted Refinancing Indebtedness in respect of Indebtedness incurred pursuant to subclause (i) of this clause (l); and (m) (i) Indebtedness under Refinancing Notes, one hundred percent (100%) of the Net Cash Proceeds of which are applied to repay outstanding Loans and (ii) any Permitted Refinancing Indebtedness in respect of Indebtedness incurred pursuant to subclause (i) of this clause (m). 125 122373747_5 166482999_6

7.03 Investments. Make or hold any Investments, except: (a) Investments held by the Borrower and its Subsidiaries in the form of cash and Cash Equivalents; (b) (i) loans and advances to officers, directors and employees of the Borrower and Subsidiaries in an aggregate amount not to exceed $10,000,000 at any time outstanding, for travel, entertainment, relocation and analogous ordinary business purposes and to purchase Equity Interests of Borrower and (ii) commission draws made in the ordinary course of business; (c) (i) Investments by the Borrower and its Subsidiaries in their respective Subsidiaries outstanding on the Restatement Date as set forth on Schedule 5.08(e), (ii) additional Investments by the Borrower and its Subsidiaries in Loan Parties, (iii) additional Investments by Subsidiaries of the Borrower that are not Loan Parties in other Subsidiaries that are not Loan Parties and (iv) so long as no Default has occurred and is continuing at the time of such Investment or would result from such Investment, additional Investments by the Loan Parties in Subsidiaries that are not Loan Parties (including, Acquisitions of Excluded Foreign Subsidiaries or Persons that do not become Loan Parties to the extent such Acquisitions otherwise satisfy the requirements for Permitted Acquisitions) in an aggregate outstanding amount not to exceed the greater of (x) $100,000,000 and (y) 20% of Consolidated EBITDA as of the most recent Measurement Period at the time such Investment is made; (d) Investments consisting of extensions of credit in the nature of accounts receivable or notes receivable arising from the grant of trade credit in the ordinary course of business, and Investments received in satisfaction or partial satisfaction thereof from financially troubled account debtors to the extent reasonably necessary in order to prevent or limit loss; (e) Guarantees permitted by Section 7.02; (f) Investments existing on the Restatement Date (other than those referred to in Section 7.03(c)(i)) and set forth on Schedule 5.08(e) and any extensions, renewals or reinvestments thereof; (g) Permitted Acquisitions; (h) Investments consisting of (i) negotiable instruments held for collection in the ordinary course of business or (ii) lease, utility and other similar deposits in the ordinary course of business; (i) Investments made by the Borrower or any Subsidiary that consist of consideration received in connection with a Disposition made in compliance with Section 7.05; (j) purchases of Equity Interests of Borrower to the extent permitted pursuant to Sections 7.06(d) or (e); (k) so long as no Default shall exist or result therefrom, the Borrower may make Investments; provided that after giving effect thereto: (i) the aggregate amount of all Investments made since the Restatement Date pursuant to this Section 7.03(k) and all Restricted Payments made since the Restatement Date pursuant to Section 7.06(d) shall not exceed an amount equal to the sum of $75,000,000 plus Retained Excess Cash Flow (such amount, the “Investment/RP Basket”); provided that no more than (A) $75,000,000 of the Investment/RP Basket may be utilized at any time when the Applicable Total Leverage Ratio is greater than 3.50 to 1.00 and (B) $25,000,000 of the 126 122373747_5 166482999_6

Investment/RP Basket may be utilized at any time when the Applicable Total Leverage Ratio is greater than 4.00 to 1.00; (ii) after giving effect to such Investment and any Indebtedness incurred in connection therewith, the Borrower shall be in pro forma compliance (determined at the time such Investment is made based on the financial information received for the fiscal quarter most recently ended prior to such time for which financial statements have been delivered to the Administrative Agent pursuant to Section 7 of the Fifth Amendment, Section 6.01(a) or Section 6.01(b), as applicable, and on a pro forma basis after giving effect to such Investment and any Indebtedness incurred in connection therewith) with (A) the Debt Incurrence Test and (B) the financial covenant set forth in Section 7.11 (regardless of whether a Suspension Period is in effect at such time and, if applicable, after giving effect to any then applicable Secured Leverage Ratio Increase); and (iii) Liquidity shall not be less than $25,000,000 immediately after giving effect to any such Investment and any Indebtedness incurred in connection therewith; provided, in each case, that, for the avoidance of doubt, any Investment permitted to be made pursuant to the applicable basket amount set forth in clauses (i)(A) or (i)(B) of this Section 7.03(k) based on the Consolidated Total Leverage Ratio determined at such time shall not result in an Event of Default under this Section 7.03(k) solely due to a change in the Consolidated Total Leverage Ratio after the date such Investment is made; (l) Each of (i) the Creative Circle Acquisition and (ii) the ECS Acquisition; (m) other Investments in an aggregate amount outstanding not to exceed the greater of (x) $40,000,000 and (y) 10% of Consolidated EBITDA as of the most recent Measurement Period at the time such Investment is made; provided, however, that no Investments made pursuant to this Section 7.03(m) shall be Investments of Loan Parties in Foreign Subsidiaries; and (n) the purchase of any Permitted Bond Hedge Transaction by the Borrower or any of its Subsidiaries and the performance of its obligations thereunder. 7.04 Fundamental Changes. Merge, dissolve, liquidate, consolidate with or into another Person (including by division), or Dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to or in favor of any Person, except that the following shall be permitted: (a) any Subsidiary may merge with or dissolve or liquidate into (i) the Borrower; provided that the Borrower shall be the continuing or surviving Person, or (ii) any one or more other Subsidiaries; provided that when any Loan Party is merging with another Subsidiary, such Loan Party shall be the continuing or surviving Person; (b) any Loan Party other than the Borrower may Dispose of all or substantially all of its assets (upon voluntary liquidation, division or otherwise) to the Borrower or to another Loan Party; (c) any Subsidiary that is not a Loan Party may dispose of all or substantially all its assets (including any Disposition that is in the nature of a liquidation or dissolution or division) to (i) another Subsidiary that is not a Loan Party or (ii) to a Loan Party; 127 122373747_5 166482999_6

(d) in connection with any Permitted Acquisition, the Borrower or any Subsidiary of the Borrower may merge into or consolidate with any other Person or permit any other Person to merge into or consolidate with it; provided that (i) in the case of a merger to which the Borrower is not a party, the Person surviving such merger shall be a direct or indirect wholly-owned Subsidiary of the Borrower, (ii) in the case of any such merger to which the Borrower is a party, the Borrower is the surviving Person and (iii) in the case of any such merger to which any Loan Party (other than the Borrower) is a party, the surviving Person in such merger is, or becomes, a Loan Party; (e) so long as no Default has occurred and is continuing or would result therefrom, any Subsidiary of the Borrower may merge into or consolidate with any other Person or permit any other Person to merge into or consolidate with it; provided, however, that in each case, immediately after giving effect thereto (i) in the case of any such merger to which the Borrower is a party, the Borrower is the surviving corporation and (ii) in the case of any such merger to which any Loan Party (other than the Borrower) is a party, such Loan Party is the surviving corporation; (f) any Dispositions in compliance with Section 7.05; and (g) Investments in compliance with Section 7.03(c)(iv). 7.05 Dispositions. Make any Disposition, except: (a) Dispositions of obsolete, surplus or worn out property, whether now owned or hereafter acquired, in the ordinary course of business; (b) Dispositions of inventory in the ordinary course of business and the write-off, discount, sale or other disposition of defaulted or past-due receivables and similar obligations in the ordinary course of business and not undertaken as part of an accounts receivable financing transaction; (c) Dispositions of equipment or real property to the extent that (i) such property is exchanged for credit against the purchase price of similar replacement property or (ii) the proceeds of such Disposition are reasonably promptly applied to the purchase price of such replacement property; (d) Dispositions of property in the form of an Investment permitted pursuant to Section 7.03; (e) Dispositions permitted by Section 7.04 (other than Section 7.04(f)); (f) Dispositions consisting of exclusive licenses permitted under Section 7.01(n), provided, however, that such exclusive licenses shall consist of licenses granted in the ordinary course of the Borrower’s or other Loan Parties’ business; (g) Dispositions by the Borrower and its Subsidiaries not otherwise permitted under this Section 7.05; provided that (i) at the time of such Disposition, no Default shall exist or would result from such Disposition, (ii) the book value of any individual piece of property or business unit Disposed of in reliance on this clause (g) shall not exceed $5,000,000 and (iii) the aggregate book value of all property Disposed of in reliance on this clause (g) in any fiscal year shall not exceed $10,000,000; (h) so long as no Default shall occur and be continuing, the grant of any option or other right to purchase any asset in a transaction that would be permitted under the provisions of Section 7.05(g); (i) leases or subleases of real or personal property in the ordinary course of business and in accordance with the applicable Collateral Documents; 128 122373747_5 166482999_6

(j) Dispositions by the Borrower and its Subsidiaries not otherwise permitted under this Section 7.05; provided that (i) at the time of any such Disposition and after giving effect to such Disposition, no Default shall exist, (ii) any such Disposition is for at least fair market value, (iii) not less than 75% of the purchase price for any such Disposition shall be paid to the Borrower or such Subsidiary in cash and/or Cash Equivalents, and (iv) after giving effect to such Disposition, the Borrower shall be in pro forma compliance with the Debt Incurrence Test and Section 7.11 (in each case, regardless of whether a Suspension Period is in effect at such time and determined at the time each such Disposition is made based on the financial statements most recently delivered to the Administrative Agent pursuant to Section 6.01(a) or Section 6.01(b), as applicable, and after giving pro forma effect to each such Disposition and after giving effect to any then applicable Secured Leverage Ratio Increase)); and (k) non-exclusive licenses and sublicenses of intellectual property rights in the ordinary course of business not interfering, individually or in the aggregate, in any material respect with the ordinary conduct of business of the Borrower and its Subsidiaries; provided, however, that any Dispositions made pursuant to this Section (excluding Dispositions made pursuant to clause (j)) of assets with a fair market value in excess of the Threshold Amount shall be for fair market value. To the extent the Required Lenders or all the Lenders, as applicable, waive the provisions of this Section 7.05 with respect to the sale of any Collateral, or any Collateral is sold as permitted by this Section 7.05, such Collateral (unless sold to a Loan Party) shall be sold free and clear of the Liens created by the Collateral Documents, and, so long as the Borrower shall have provided the Administrative Agent such certifications or documents as Administrative Agent shall reasonably request in order to demonstrate compliance with this Section 7.05, the Administrative Agent shall take all actions they deem appropriate or that is reasonably requested by the Borrower in order to effect the foregoing. 7.06 Restricted Payments. Declare or make, directly or indirectly, any Restricted Payment, except the following: (a) (i) each Subsidiary may make Restricted Payments to a Loan Party and any other Person that owns a direct Equity Interest in such Subsidiary, ratably according to their respective holdings of the type of Equity Interest in respect of which such Restricted Payment is being made and (ii) each Subsidiary that is not a Loan Party may make Restricted Payments to any other Subsidiary that is not a Loan Party and any other Person that owns a direct Equity Interest in such Subsidiary, ratably according to their respective holdings of the type of Equity Interest in respect of which such Restricted Payment is being made; (b) the Borrower and each Subsidiary may declare and make dividend payments or other distributions payable solely in the common stock or other common Equity Interests of such Person; (c) so long as no Default shall exist or result therefrom, the Borrower and each Subsidiary may (i) purchase, redeem or otherwise acquire its Equity Interests with the proceeds received from the substantially concurrent issuance of new Qualified Equity Interests and (ii) prepay, redeem, purchase, defease or otherwise satisfy any Junior Indebtedness with the proceeds received from the substantially concurrent issuance of new Qualified Equity Interests; (d) so long as no Default shall exist or result therefrom, the Borrower may make Restricted Payments; provided that after giving effect thereto: (i) the aggregate amount of all Restricted Payments made since the Restatement Date pursuant to this Section 7.06(d) and all Investments made since the Restatement Date pursuant to Section 7.03(k) shall not exceed the Investment/RP Basket; provided that no more 129 122373747_5 166482999_6 than (A) $75,000,000 of the Investment/RP Basket may be utilized at any time when the Applicable Total Leverage Ratio is greater than 3.50 to 1.00 and (B) $25,000,000 of the Investment/RP Basket may be utilized at any time when the Applicable Total Leverage Ratio is greater than 4.00 to 1.00; (ii) the Borrower shall be in pro forma compliance (determined at the time such Restricted Payment is made based on the financial information received for the fiscal quarter most recently ended prior to such time for which financial statements have been delivered to the Administrative Agent pursuant to Section 7 of the Fifth Amendment, Section 6.01(a) or Section 6.01(b), as applicable, and on a pro forma basis after giving effect to such Restricted Payment and any Indebtedness incurred in connection therewith) with (A) the Debt Incurrence Test and (B) the financial covenant set forth in Section 7.11 (regardless of whether a Suspension Period is in effect at such time and after giving effect to any then applicable Secured Leverage Ratio Increase); and (iii) Liquidity shall not be less than $25,000,000 immediately after giving effect to any such Restricted Payment and any Indebtedness incurred in connection therewith; provided, in each case, that, for the avoidance of doubt, any Restricted Payment permitted to be made pursuant to the applicable basket amount set forth in clauses (i)(A) or (i)(B) of this Section 7.06(d) based on the Consolidated Total Leverage Ratio determined at such time shall not result in an Event of Default under this Section 7.06(d) solely due to a change in the Consolidated Total Leverage Ratio after the date such Restricted Payment is made; (e) so long as no Default shall exist or result therefrom, repurchases of Equity Interests of the Borrower from employees or directors of the Borrower and its Subsidiaries to the extent that (i) the proceeds of such repurchases are applied to satisfy withholding tax obligations arising in connection with the vesting of restricted Equity Interests and (ii) the aggregate amount of such repurchases pursuant to this Section 7.06(e) from the Restatement Date through the term of this Agreement shall not exceed $50,000,000; (f) the Borrower and each Subsidiary may refinance, refund, renew or extend any Junior Indebtedness, in each case in accordance with Section 7.02(j)(ii) or 7.02(m)(ii); (g) the Borrower (or any Loan Party that is an obligor under such Permitted Convertible Indebtedness) may deliver cash in connection with any conversion or exchange of Permitted Convertible Indebtedness in an aggregate amount since the date of the indenture governing such Permitted Convertible Indebtedness not to exceed the sum of (i) the principal amount of such Permitted Convertible Indebtedness plus (ii) any payments received by the Borrower or any of its Subsidiaries pursuant to the exercise, settlement or termination of any related Permitted Bond Hedge Transaction; and (h) the Borrower (or any other Loan Party that is an obligor under the applicable Permitted Convertible Indebtedness) may (i) convert or exchange any Permitted Convertible Indebtedness in accordance with its terms into shares of common stock and make a payment of cash in lieu of fractional shares of the Borrower’s common stock deliverable upon any such conversion or exchange and (ii) make any payments in connection with a Permitted Bond Hedge Transaction and make the settlement of any related Permitted Warrant Transaction (A) by delivery of shares of the Borrower’s common stock upon settlement thereof or (B) by (1) set off against the related Permitted Bond Hedge Transaction or (2) payment of an early termination amount thereof in common stock upon any early termination thereof. 130 122373747_5 166482999_6

7.07 Change in Nature of Business. Engage in any material line of business substantially different from those lines of business conducted by the Borrower and its Subsidiaries on the Restatement Date or any business substantially related or incidental thereto or reasonable extensions thereof. 7.08 Transactions with Affiliates. Enter into any transaction of any kind with any Affiliate of the Borrower, whether or not in the ordinary course of business, other than on fair and reasonable terms substantially as favorable in all material respects to the Borrower or such Subsidiary as would be obtainable by the Borrower or such Subsidiary at the time in a comparable arm’s length transaction with a Person other than an Affiliate; provided that the foregoing restriction shall not apply to the following: (a) transactions between or among the Loan Parties; (b) Restricted Payments permitted pursuant to Section 7.06; (c) Investments permitted pursuant to Section 7.03(b); (d) reasonable and customary director, officer and employee compensation (including bonuses) and other benefits (including retirement, health, equity compensation and other benefit plans) and indemnification arrangements, in each case approved by the board of directors or applicable senior management of the Borrower; (e) transactions with customers, clients, suppliers, joint venture partners or purchasers or sellers of goods and services, in each case in the ordinary course of business and otherwise not prohibited by the Loan Documents; and (f) actions permitted pursuant to Section 7.04 or Section 7.05. 7.09 Burdensome Agreements. Enter into or permit to exist any Contractual Obligation (other than this Agreement or any other Loan Document) that: (a) limits the ability of any Subsidiary to make Restricted Payments to the Borrower or any Subsidiary Guarantor or to otherwise transfer property to or invest in the Borrower or any Subsidiary Guarantor, except (i) any agreement in effect on the Restatement Date and set forth on Schedule 7.09; (ii) any agreement in effect at the time any Subsidiary becomes a Subsidiary of the Borrower, so long as such agreement was not entered into solely in contemplation of such Person becoming a Subsidiary of the Borrower; (iii) customary provisions restricting subletting or assignment of any lease governing a leasehold interest of a Subsidiary; (iv) customary provisions restricting assignment of any agreement or license entered into by a Subsidiary in the ordinary course of business; (v) any holder of a Lien permitted by Section 7.01 restricting the transfer of the property subject thereto; (vi) customary restrictions and conditions contained in any agreement relating to the Disposition of any property permitted under Section 7.05 pending the consummation of such Disposition; (vii) in the case of any joint venture which is not a Loan Party, restrictions in such joint venture’s Organization Documents or pursuant to any joint venture agreement or stockholders agreements solely to the extent of the Equity Interests of or property held in the subject joint venture or other entity, so long as the Investment in such joint venture is otherwise permitted by Section 7.03, (viii) customary provisions in Indebtedness permitted pursuant to this Agreement but no more restrictive than the provisions in this Agreement and provided that no such provision shall prohibit a Loan Party from, or adversely affect a Loan Party’s ability to, make Restricted Payments to the Borrower or any Subsidiary Guarantor, (ix) pursuant to any document or instrument governing purchase money Indebtedness, Capitalized Leases or Synthetic Lease Obligations incurred pursuant to Sections 7.02(d) or (f) (provided that any such restriction contained therein relates only to the asset or assets financed thereby) or (x) by reason of applicable Law; 131 122373747_5 166482999_6

(b) limits the ability of any Subsidiary (other than an Excluded Foreign Subsidiary) to Guarantee the Indebtedness of the Borrower and the other Loan Parties under the Loan Documents other than in the case of any joint venture which is not a Loan Party, restrictions in such joint venture’s Organization Documents or pursuant to any joint venture agreement or stockholders agreements, so long as the Investment in such joint venture is otherwise permitted by Section 7.03; (c) limits the ability of the Borrower or any Subsidiary (other than an Excluded Foreign Subsidiary) to create, incur, assume or suffer to exist Liens on property of such Person in favor of the Administrative Agent pursuant to this Agreement or the other Loan Documents other than (i) customary limitations on Liens contained in any agreement with respect to Indebtedness incurred pursuant to (A) Section 7.02(j) or any Refinancing Notes that are based upon an incurrence based financial test that is less restrictive than the financial ratio requirements set forth in Sections 2.14 and 7.02(j) hereof and permits, as of the date of execution thereof, Liens to secure the Commitments and Loans hereunder as well as the Incremental Increases permitted to be incurred pursuant to Section 2.14(a)(i)(A), (B) Section 7.02(d) or (f); provided that such limitation relates only to the assets or asset financed thereby or (C) Section 7.02(l), but only to the extent of the assets subject to Liens permitted under Section 7.01(m) that secure such Indebtedness or (ii) in the case of any joint venture which is not a Loan Party, restrictions in such joint venture’s Organization Documents or pursuant to any joint venture agreement or stockholders agreements solely to the extent of the Equity Interests of or property held in the subject joint venture or other entity, so long as the Investment in such joint venture is otherwise permitted by Section 7.03; or (d) requires the grant of a Lien to secure an obligation of the Borrower or any Loan Party if a Lien is granted to the Administrative Agent pursuant to this Agreement or the other Loan Documents other (i) than customary provisions in any agreement with respect to Indebtedness incurred pursuant to Section 7.02(j) or any Refinancing Notes to the extent that such requirement would occur only as a result of the violation by the Borrower or any Subsidiary (other than an Excluded Foreign Subsidiary) of a limitation on the creation, incurrence, assumption or suffering to exist of Liens on its property that is permitted under clause (c) of this Section or (ii) in the case of any joint venture which is not a Loan Party, restrictions in such joint venture’s Organization Documents or pursuant to any joint venture agreement or stockholders agreements solely to the extent of the Equity Interests of or property held in the subject joint venture or other entity, so long as the Investment in such joint venture is otherwise permitted by Section 7.03. 7.10 Use of Proceeds. (a) Use the proceeds of any Credit Extension, whether directly or indirectly, and whether immediately, incidentally or ultimately, to purchase or carry margin stock (within the meaning of Regulation U of the FRB) or to extend credit to others for the purpose of purchasing or carrying margin stock or to refund indebtedness originally incurred for such purpose. (b) The Borrower will not request any Credit Extension, and the Borrower shall not use, and shall ensure that its Subsidiaries and its or their respective directors, officers, employees and Affiliates shall not use, the proceeds of any Credit Extension (i) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, (ii) for the purpose of funding, financing or facilitating any activities, business or transaction of, or with, any Sanctioned Person, or in any Sanctioned Country, or (iii) in any manner that would result in the violation of any Sanctions applicable to any party hereto. 7.11 Consolidated Secured Leverage Ratio. Except during a Suspension Period, permit the Consolidated Secured Leverage Ratio at any time during any Measurement Period to be greater than the corresponding ratio set forth below: 132 122373747_5 166482999_6

133 122373747_5 166482999_6 March 31, 2020 through December 30, 2020 4.25 to 1.00 December 31, 2020 through September 29, 2021 Sixth Amendment Date through March 30, 2020 4.00 to 1.00 Period 4.50 to 1.00 September 30, 2021 and thereafter 3.75 to 1.00 Notwithstanding the foregoing, so long as no Default has occurred and is continuing or would result therefrom, if during any twelve consecutive month period (a) the Borrower and its Subsidiaries have incurred Consolidated Secured Indebtedness (excluding any Consolidated Secured Indebtedness in connection with the funding of the ECS Acquisition) and (b) substantially concurrently with the incurrence of such Consolidated Secured Indebtedness, at least $150,000,000 of the cash proceeds of such Consolidated Secured Indebtedness have been applied to consummate one or more Permitted Acquisitions and/or Investments permitted under Section 7.03(k) or Section 7.03(m) or to pay expenses incurred in connection with such Permitted Acquisitions and/or Investments (the date of the incurrence of the Consolidated Secured Indebtedness which causes the conditions set forth in clauses (a) and (b) of this paragraph to be satisfied, the “Material Acquisition/Investment Date”), then the Borrower may elect, as designated in the Compliance Certificate delivered with respect to the fiscal quarter in which the Material Acquisition/Investment Date occurs, or in an earlier written notice delivered by the Borrower in connection with such Consolidated Secured Indebtedness incurrence, to increase the required Consolidated Secured Leverage Ratio pursuant to this Section by 0.50 solely for the quarter in which such Material Acquisition/Investment Date occurs and each of the next three consecutive fiscal quarters ending immediately following such quarter (each, a “Secured Leverage Ratio Increase”); provided that in no event may any Secured Leverage Ratio Increase cause the required Consolidated Secured Leverage Ratio pursuant to this Section to exceed 4.25 to 1.00 for any Measurement Period; provided further that the Borrower shall be permitted to make only two Secured Leverage Ratio Increases during the term of this Agreement. The parties hereto also agree that if the Borrower is making the election referred to in the previous sentence in connection with any Permitted Acquisition or Investment permitted under Section 7.03(k) or Section 7.03(m) (or the incurrence of Consolidated Secured Indebtedness in connection therewith), then the Secured Leverage Ratio Increase shall also be deemed to apply to the covenant level for the period subject to such pro forma compliance. 7.12 Amendments of Organization Documents and Purchase Agreements. (a) Amend or modify any of its Organization Documents, other than any such amendments or modifications that are not materially adverse to the interests of the Administrative Agent or the Secured Parties or (b) amend or modify the Creative Circle Purchase Agreement or the ECS Purchase Agreement, other than any such amendments or modifications that are not materially adverse to the interests of the Administrative Agent or the Secured Parties. 7.13 Accounting Changes. Make any change in (a) accounting policies or reporting practices, except as required by GAAP, or (b) fiscal year. 7.14 Prepayments, Etc. of Junior Indebtedness. Pay, prepay, redeem, purchase, defease or otherwise satisfy any Junior Indebtedness prior to the scheduled maturity thereof in any manner that would be in violation of any subordination terms of such Junior Indebtedness, except (a) prepayments, redemptions, purchases, defeasances or satisfaction of any Junior Indebtedness (i) with proceeds of a substantially concurrent issuance of Qualified Equity Interests or (ii) permitted by Section 7.06 or (b) Permitted Refinancing Indebtedness in respect of any Subordinated Indebtedness permitted by Section 7.02, and by any subordination provisions applicable thereto. Maximum Consolidated Secured Leverage Ratio

7.15 Modifications of Certain Indebtedness. Amend, modify, waive or supplement in any respect any of the terms or provisions (or permit any such amendment, modification, waiver or supplement) of any Junior Indebtedness or any Indebtedness permitted under Section 7.02(j), which would materially and adversely affect the rights or interests of the Administrative Agent and Lenders hereunder. ARTICLE 8 EVENTS OF DEFAULT AND REMEDIES 8.01 Events of Default. Any of the following (an “Event of Default”): (a) Non-Payment. The Borrower or any other Loan Party fails to (i) pay when and as required to be paid herein, any amount of principal of any Loan or any L/C Obligation or deposit any funds as Cash Collateral in respect of L/C Obligations, or (ii) pay within three Business Days after the same becomes due, any interest on any Loan or on any L/C Obligation, or any fee due hereunder, or (iii) pay within four Business Days after the same becomes due, any other amount payable hereunder or under any other Loan Document; or (b) Specific Covenants. The Borrower fails to perform or observe any term, covenant or agreement contained in any of Section 6.02(g) or (h), 6.03(a), 6.03(b), 6.03(c), 6.05(a) (with respect to the Borrower, and solely with respect to existence, any other Loan Party (other any Immaterial Subsidiaries that are Loan Parties)), 6.10, 6.11, 6.12, or Article 7; provided that a breach of Section 7.11 shall not constitute an Event of Default with respect to any Term B Loans unless and until the Required Pro Rata Lenders have declared all amounts outstanding under the Revolving Credit Facility or any applicable Incremental Increase to be due and payable and all outstanding Revolving Credit Commitments to be terminated, in each case in accordance with this Agreement and such declaration has not been rescinded; or (c) Other Defaults. Any Loan Party fails to perform or observe any other covenant or agreement (not specified in Section 8.01(a) or (b) above) contained in any Loan Document on its part to be performed or observed and such failure continues and is not waived for a period of 30 days after the earlier to occur of (i) the date upon which the Borrower receives written notice thereof from the Administrative Agent or any Lender and (ii) the date upon which any Loan Party has knowledge of such failure; or (d) Representations and Warranties. Any representation, warranty, certification or statement of fact made or deemed made by or on behalf of the Borrower or any other Loan Party herein, in any other Loan Document, or in any document delivered in connection herewith or therewith shall be incorrect or misleading in any material respect (or, if any such representation, warranty, certification or statement is by its terms qualified by concepts of materiality or reference to Material Adverse Effect, such representation, warranty, certification or statement shall be incorrect or misleading in any respect) when made or deemed made; or (e) Cross-Default. (i) Any Loan Party or any Subsidiary thereof (A) fails to (beyond the grace period, if any, provided in the agreement pursuant to which such Indebtedness was created, but not exceeding 30 days) make any payment when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) in respect of any Indebtedness or Guarantee (other than Indebtedness hereunder and Indebtedness under Swap Contracts) having an aggregate outstanding principal amount (including amounts owing to all creditors under any combined or syndicated credit arrangement) of more than the Threshold Amount, or (B) fails to observe or perform any other agreement or condition relating to any such Indebtedness or Guarantee or contained in any instrument or agreement evidencing, securing 134 122373747_5 166482999_6 or relating thereto, or any other event occurs, the effect of which default or other event is to cause, or to permit the holder or holders of such Indebtedness or the beneficiary or beneficiaries of such Guarantee (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to be demanded or to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease or redeem such Indebtedness to be made, prior to its stated maturity, or such Guarantee to become payable or cash collateral in respect thereof to be demanded; provided, that conversions or exchanges of (or the ability by holders to convert or exchange) any Permitted Convertible Indebtedness as a result of (or upon the satisfaction of) a contingent conversion trigger (including the passage of time) that does not constitute or arise from a default under the definitive documentation for such Permitted Convertible Indebtedness will not constitute such a default or other event or (ii) there occurs under any Swap Contract an Early Termination Date (as defined in such Swap Contract) resulting from (A) any event of default under such Swap Contract as to which a Loan Party or any Subsidiary thereof is the Defaulting Party (as defined in such Swap Contract) or (B) any Termination Event (as defined in such Swap Contract) under such Swap Contract as to which a Loan Party or any Subsidiary thereof is an Affected Party (as defined in such Swap Contract) and, in either event, the Swap Termination Value owed by such Loan Party or such Subsidiary as a result thereof is greater than the Threshold Amount; or (f) Insolvency Proceedings, Etc. Any Loan Party or any Subsidiary thereof institutes or consents to the institution of any proceeding under any Debtor Relief Law, or makes an assignment for the benefit of creditors; or applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer for it or for all or any material part of its property; or any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer is appointed without the application or consent of such Person and the appointment continues undischarged or unstayed for 60 consecutive calendar days; or any proceeding under any Debtor Relief Law relating to any such Person or to all or any material part of its property is instituted without the consent of such Person and continues undismissed or unstayed for 60 consecutive calendar days, or an order for relief is entered in any such proceeding; or (g) Inability to Pay Debts; Attachment. (i) Any Loan Party or any Subsidiary thereof becomes unable or admits in writing its inability or fails generally to pay its debts as they become due, or (ii) any writs or warrants of attachment or execution or similar processes issued or levied against all or any material part of the property of any such Person remain undischarged, unvacated, unbonded or unstayed for 30 consecutive days after its issue or levy and with respect to obligations that in the aggregate exceed the Threshold Amount; or (h) Judgments. There is entered against any Loan Party or any Subsidiary thereof (i) one or more final judgments or orders for the payment of money in an aggregate amount (as to all such judgments and orders) exceeding the Threshold Amount (to the extent not covered by independent third-party insurance as to which the insurer is rated at least “A” by A.M. Best Company, has been notified of the potential claim and does not dispute coverage), or (ii) any one or more non-monetary final judgments that have, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect and, in either case, (A) enforcement proceedings are commenced by any creditor upon such judgment or order, or (B) there is a period of 30 consecutive days during which a stay of enforcement of such judgment, by reason of a pending appeal or otherwise, is not in effect; or (i) ERISA. (i) An ERISA Event occurs with respect to a Pension Plan or Multiemployer Plan which has resulted or could reasonably be expected to result in liability of the Borrower under Title IV of ERISA to the Pension Plan, Multiemployer Plan or the PBGC in an aggregate amount in excess of the Threshold Amount, or (ii) the Borrower or any ERISA Affiliate fails to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability 135 122373747_5 166482999_6 under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount in excess of the Threshold Amount; or (j) Invalidity of Loan Documents. Any provision of any Loan Document, at any time after its execution and delivery and for any reason other than as expressly permitted hereunder or thereunder or satisfaction in full of all the Obligations, ceases to be in full force and effect; or any Loan Party or any other Person contests in any manner the validity or enforceability of any provision of any Loan Document; or any Loan Party denies that it has any or further liability or obligation under any provision of any Loan Document, or purports to revoke, terminate or rescind any provision of any Loan Document; or (k) Change of Control. There occurs any Change of Control; or (l) Collateral Documents. Any Collateral Document after delivery thereof pursuant to Section 7 of the Fifth Amendment, Section 4.01 or Section 6.12 shall for any reason (other than pursuant to the terms thereof) cease to create a valid and perfected first priority Lien (subject to Liens permitted by Section 7.01) on the Collateral purported to be covered thereby, in each case other than in accordance with the express terms hereof or thereof or solely as a result of an action or inaction by the Administrative Agent. 8.02 Remedies upon Event of Default. If any Event of Default occurs and is continuing, the Administrative Agent shall, at the request of, or may, with the consent of, the Required Lenders (or if such Event of Default results solely from a breach of Section 7.11 that has not become an Event of Default with respect to the Term B Loans pursuant to Section 8.01(b), the Required Pro Rata Lenders), take any or all of the following actions: (a) declare the commitment of each Lender to make Loans and any obligation of the L/C Issuer to make L/C Credit Extensions to be terminated, whereupon such commitments and obligation shall be terminated; (b) declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document (or, in the case the Required Pro Rata Lenders are taking such action, only the Loans and Obligations under the Revolving Credit Facility and any applicable Incremental Increase) to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower; (c) require that the Borrower Cash Collateralize the L/C Obligations (in an amount equal to the Minimum Collateral Amount with respect thereto); and (d) exercise on behalf of itself, the Lenders and the L/C Issuer all rights and remedies available to it, the Lenders and the L/C Issuer under the Loan Documents or applicable law; provided, however, that upon the occurrence of an actual or deemed entry of an order for relief with respect to the Borrower under the Bankruptcy Code of the United States, the obligation of each Lender to make Loans and any obligation of the L/C Issuer to make L/C Credit Extensions shall automatically terminate, the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable, and the obligation of the Borrower to Cash Collateralize the L/C Obligations as aforesaid shall automatically become effective, in each case without further act of the Administrative Agent or any Lender. 136 122373747_5 166482999_6

8.03 Application of Funds. After the exercise of remedies provided for in Section 8.02 (or after the Loans have automatically become immediately due and payable and the L/C Obligations have automatically been required to be Cash Collateralized as set forth in the proviso to Section 8.02), any amounts received on account of the Secured Obligations shall, subject to the provisions of Section 2.15 and 2.16, be applied by the Administrative Agent in the following order: First, to payment of that portion of the Secured Obligations constituting fees, indemnities, expenses and other amounts (including fees, charges and disbursements of counsel to the Administrative Agent and amounts payable under Article 3) payable to the Administrative Agent in its capacity as such; Second, to payment of that portion of the Secured Obligations constituting fees, indemnities and other amounts (other than principal, interest and Letter of Credit Fees) payable to the Lenders and the L/C Issuer (including fees, charges and disbursements of counsel to the respective Lenders and the L/C Issuer arising under the Loan Documents and amounts payable under Article 3), ratably among them in proportion to the respective amounts described in this clause Second payable to them; Third, to payment of that portion of the Secured Obligations constituting accrued and unpaid Letter of Credit Fees and interest on the Loans, L/C Borrowings and other Secured Obligations arising under the Loan Documents, ratably among the Lenders and the L/C Issuer in proportion to the respective amounts described in this clause Third payable to them; Fourth, to payment of that portion of the Secured Obligations constituting unpaid principal of the Loans, L/C Borrowings and Secured Obligations then owing under Secured Hedge Agreements and Secured Cash Management Agreements, ratably among the Lenders, the L/C Issuer, the Hedge Banks and the Cash Management Banks in proportion to the respective amounts described in this clause Fourth held by them; Fifth, to the Administrative Agent for the account of the L/C Issuer, to Cash Collateralize that portion of L/C Obligations comprised of the aggregate undrawn amount of Letters of Credit to the extent not otherwise Cash Collateralized by the Borrower pursuant to Sections 2.03 and 2.15; and Last, the balance, if any, after all of the Secured Obligations have been paid in full in cash, to the Borrower or as otherwise required by Law. Subject to Sections 2.03(c) and 2.15, amounts used to Cash Collateralize the aggregate undrawn amount of Letters of Credit pursuant to clause Fifth above shall be applied to satisfy drawings under such Letters of Credit as they occur. If any amount remains on deposit as Cash Collateral after all Letters of Credit have either been fully drawn or expired, such remaining amount shall be applied to the other Secured Obligations, if any, in the order set forth above. Notwithstanding the foregoing, Secured Obligations arising under Secured Cash Management Agreements and Secured Hedge Agreements shall be excluded from the application described above if the Administrative Agent has not received written notice thereof, together with such supporting documentation as the Administrative Agent may request, from the applicable Cash Management Bank or Hedge Bank, as the case may be. Each Cash Management Bank or Hedge Bank not a party to this Agreement that has given the notice contemplated by the preceding sentence shall, by such notice, be deemed to have acknowledged and accepted the appointment of the Administrative Agent pursuant to the terms of Article 9 hereof for itself and its Affiliates as if a “Lender” party hereto. 8.04 Credit Bidding. 137 122373747_5 166482999_6

(a) The Administrative Agent, on behalf of itself and the Secured Parties, shall have the right, exercisable at the direction of the Required Lenders, to credit bid and purchase for the benefit of the Administrative Agent and the Secured Parties all or any portion of Collateral at any sale thereof conducted by the Administrative Agent under the provisions of the UCC, including pursuant to Sections 9-610 or 9-620 of the UCC, at any sale thereof conducted under the provisions of the United States Bankruptcy Code, including Section 363 thereof, or a sale under a plan of reorganization, or at any other sale or foreclosure conducted by the Administrative Agent (whether by judicial action or otherwise) in accordance with applicable Laws. Such credit bid or purchase may be completed through one or more acquisition vehicles formed by the Administrative Agent to make such credit bid or purchase and, in connection therewith, the Administrative Agent is authorized, on behalf of itself and the other Secured Parties, to adopt documents providing for the governance of the acquisition vehicle or vehicles, and assign the applicable Secured Obligations to any such acquisition vehicle in exchange for Equity Interests and/or debt issued by the applicable acquisition vehicle (which shall be deemed to be held for the ratable account of the applicable Secured Parties on the basis of the Secured Obligations so assigned by each Secured Party); provided that any actions by the Administrative Agent with respect to such acquisition vehicle or vehicles, including any disposition of the assets or Equity Interests thereof, shall be governed, directly or indirectly, by the vote of the Required Lenders, irrespective of the termination of this Agreement and without giving effect to the limitations on actions by the Required Lenders contained in Section 10.01. (b) Each Lender hereby agrees, on behalf of itself and each of its Affiliates that is a Secured Party, that, except as otherwise provided in any Loan Document or with the written consent of the Administrative Agent and the Required Lenders, it will not take any enforcement action, accelerate obligations under any of the Loan Documents, or exercise any right that it might otherwise have under applicable Laws to credit bid at foreclosure sales, UCC sales or other similar dispositions of Collateral. ARTICLE 9 ADMINISTRATIVE AGENT 9.01 Appointment and Authority. (a) Each of the Lenders and the L/C Issuer hereby irrevocably appoints Wells Fargo to act on its behalf as the Administrative Agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. Except for the Borrower’s specific rights contained in Section 9.06, the provisions of this Article are solely for the benefit of the Administrative Agent, the Lenders and the L/C Issuer, and the Borrower shall not have rights as a third party beneficiary of any of such provisions. (b) The Administrative Agent shall also act as the “collateral agent” under the Loan Documents, and each of the Lenders (including in its capacities as a potential Hedge Bank and a potential Cash Management Bank) and the L/C Issuer hereby irrevocably appoints and authorizes the Administrative Agent to act as the agent of such Lender and the L/C Issuer for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by any of the Loan Parties to secure any of the Secured Obligations, together with such powers and discretion as are reasonably incidental thereto. In this connection, the Administrative Agent, as “collateral agent” and any co-agents, sub-agents and attorneys-in-fact appointed by the Administrative Agent pursuant to Section 9.05 for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the Collateral Documents, or for exercising any rights and remedies thereunder at the direction of the Administrative Agent), shall 138 122373747_5 166482999_6 be entitled to the benefits of all provisions of this Article 9 and Article 10 (including Section 10.04(c), as though such co-agents, sub-agents and attorneys-in-fact were the “collateral agent” under the Loan Documents) as if set forth in full herein with respect thereto. 9.02 Rights as a Lender. The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate thereof as if such Person were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders. 9.03 Exculpatory Provisions. (a) The Administrative Agent shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents, and its duties hereunder and thereunder shall be administrative in nature. Without limiting the generality of the foregoing, the Administrative Agent: (i) shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing; (ii) shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents); provided that the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or applicable law, including for the avoidance of doubt any action that may be in violation of the automatic stay under any Debtor Relief Law or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any Debtor Relief Law; and (iii) shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Affiliates that is communicated to or obtained by the Person serving as the Administrative Agent or any of its Affiliates in any capacity. (b) The Administrative Agent shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Sections 10.01 and 8.02) or (ii) in the absence of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction by final and nonappealable judgment. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until notice describing such Default is given in writing to the Administrative Agent by the Borrower, a Lender or the L/C Issuer. (c) The Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered 139 122373747_5 166482999_6 hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document, or the creation, perfection or priority of any Lien purported to be created by the Collateral Documents, (v) the value or the sufficiency of any Collateral, or (vi) the satisfaction of any condition set forth in Article 4 or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent. (d) The Administrative Agent shall not be responsible or have any liability for, or have any duty to ascertain, inquire into, monitor or enforce, compliance with the provisions hereof relating to Disqualified Institutions. Without limiting the generality of the foregoing, the Administrative Agent shall not (x) be obligated to ascertain, monitor or inquire as to whether any Lender or Participant or prospective Lender or Participant is a Disqualified Institution or (y) have any liability with respect to or arising out of any assignment or participation of Loans, or disclosure of confidential information, to any Disqualified Institution. 9.04 Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan, or the issuance, extension, renewal or increase of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender or the L/C Issuer, the Administrative Agent may presume that such condition is satisfactory to such Lender or the L/C Issuer unless the Administrative Agent shall have received notice to the contrary from such Lender or the L/C Issuer prior to the making of such Loan or the issuance of such Letter of Credit. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts. 9.05 Delegation of Duties. The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent. The Administrative Agent shall not be responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and non appealable judgment that the Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub-agents. 9.06 Resignation of Administrative Agent. The Administrative Agent may at any time give notice of its resignation to the Lenders, the L/C Issuer and the Borrower. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, with the consent of the Borrower (such consent not to be unreasonably withheld, delayed or conditioned and not to be required if an Event of Default has occurred and is continuing), to appoint a successor, which shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States. If no such successor shall have been so appointed by the Required Lenders, consented to by the Borrower (such consent not to be 140 122373747_5 166482999_6 unreasonably withheld, delayed or conditioned and not to be required if an Event of Default has occurred and is continuing) and accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may on behalf of the Lenders and the L/C Issuer, appoint a successor Administrative Agent meeting the qualifications set forth above; provided that in no event shall any successor Administrative Agent be a Disqualified Institution; provided further that if the Administrative Agent shall notify the Borrower and the Lenders that no qualifying Person has accepted such appointment, then such resignation shall nonetheless become effective in accordance with such notice and (a) the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any collateral security held by the Administrative Agent on behalf of the Lenders or the L/C Issuer under any of the Loan Documents, the retiring Administrative Agent shall continue to hold such collateral security until such time as a successor Administrative Agent is appointed) and (b) except for any indemnity payments owed to the retiring Administrative Agent, all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender and the L/C Issuer directly, until such time as the Required Lenders appoint and the Borrower consents to (such consent not to be unreasonably withheld, delayed or conditioned and not to be required if an Event of Default has occurred and is continuing) a successor Administrative Agent as provided for above in this Section. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or retired) Administrative Agent (other than any rights to indemnity payments owed to the retiring Administrative Agent), and the retiring Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents (if not already discharged therefrom as provided above in this Section). The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the retiring Administrative Agent’s resignation hereunder and under the other Loan Documents, the provisions of this Article and Section 10.04 shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Administrative Agent was acting as Administrative Agent. Any resignation by Wells Fargo as Administrative Agent pursuant to this Section shall also constitute its resignation as L/C Issuer and Swing Line Lender. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, (i) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring L/C Issuer and Swing Line Lender (other than any rights to indemnity payments owed to the retiring L/C Issuer or Swing Line Lender, as the case may be), (ii) the retiring L/C Issuer and Swing Line Lender shall be discharged from all of their respective duties and obligations hereunder or under the other Loan Documents, and (iii) the successor L/C Issuer shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to the retiring L/C Issuer to effectively assume the obligations of the retiring L/C Issuer with respect to such Letters of Credit. 9.07 Non-Reliance on Administrative Agent and Other Lenders. Each Lender and the L/C Issuer acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender and the L/C Issuer also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder. 141 122373747_5 166482999_6

9.08 No Other Duties, Etc. Anything herein to the contrary notwithstanding, none of the bookrunners, arrangers, syndication agents or co-documentation agents listed on the cover page hereof shall have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as the Administrative Agent, a Lender or the L/C Issuer hereunder. 9.09 Administrative Agent May File Proofs of Claim. In case of the pendency of any proceeding under any Debtor Relief Law or any other judicial proceeding relative to any Loan Party, the Administrative Agent (irrespective of whether the principal of any Loan or L/C Obligation shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise: (a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, L/C Obligations and all other Secured Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders, the L/C Issuer and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders, the L/C Issuer and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders, the L/C Issuer and the Administrative Agent under Sections 2.03(h) and (i), 2.09 and 10.04) allowed in such judicial proceeding; and (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender and the L/C Issuer to make such payments to the Administrative Agent and, if the Administrative Agent shall consent to the making of such payments directly to the Lenders and the L/C Issuer, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Sections 2.09 and 10.04. Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender or the L/C Issuer any plan of reorganization, arrangement, adjustment or composition affecting the Secured Obligations or the rights of any Lender or the L/C Issuer to authorize the Administrative Agent to vote in respect of the claim of any Lender or the L/C Issuer in any such proceeding. 9.10 Collateral and Guaranty Matters. Each of the Lenders (including in its capacities as a potential Cash Management Bank and a potential Hedge Bank) and the L/C Issuer irrevocably authorize the Administrative Agent, at its option and in its discretion, (a) to release any Lien on any property granted to or held by the Administrative Agent under any Loan Document (i) upon termination of the Aggregate Commitments and payment in full of all Obligations (other than contingent indemnification obligations), payment in full of all obligations and liabilities under Secured Cash Management Agreements and Secured Hedge Agreements for which the Administrative Agent has received written notice pursuant to Section 9.11 (other than any such Secured Cash Management Agreements and Secured Hedge Agreements as to which arrangements satisfactory to the applicable Cash Management Bank or Hedge Bank shall have been made) and the expiration or termination of all Letters of Credit (other than Letters of Credit as to which other arrangements satisfactory to the Administrative Agent and the L/C Issuer shall have been made), (ii) that is sold or to be 142 122373747_5 166482999_6 sold as part of or in connection with any sale permitted hereunder or under any other Loan Document, or (iii) if approved, authorized or ratified in writing in accordance with Section 10.01; (b) to release any Subsidiary Guarantor from its obligations under the Guaranty if such Person ceases to be a Subsidiary as a result of a transaction permitted hereunder; and (c) to subordinate any Lien on any property granted to or held by the Administrative Agent under any Loan Document to the holder of any Lien on such property that is permitted by Section 7.01(i). Upon request by the Administrative Agent at any time, the Required Lenders will confirm in writing the Administrative Agent’s authority to release or subordinate its interest in particular types or items of property, or to release any Guarantor from its obligations under the Guaranty pursuant to this Section 9.10. In each case as specified in this Section 9.10, the Administrative Agent will, at the Borrower’s expense, execute and deliver to the applicable Loan Party such documents as such Loan Party may reasonably request to evidence the release of such item of Collateral from the assignment and security interest granted under the Collateral Documents or to subordinate its interest in such item, or to release such Guarantor from its obligations under the Guaranty, in each case in accordance with the terms of the Loan Documents and this Section 9.10. The Administrative Agent shall not be responsible for or have a duty to ascertain or inquire into any representation or warranty regarding the existence, value or collectability of the Collateral, the existence, priority or perfection of the Administrative Agent’s Lien thereon, or any certificate prepared by any Loan Party in connection therewith, nor shall the Administrative Agent be responsible or liable to the Lenders for any failure to monitor or maintain any portion of the Collateral. 9.11 Secured Cash Management Agreements and Secured Hedge Agreements. Except as otherwise expressly set forth herein or in any Guaranty or any Collateral Document, no Cash Management Bank or Hedge Bank that obtains the benefits of Section 8.03, any Guaranty or any Collateral by virtue of the provisions hereof or of any Guaranty or any Collateral Document shall have any right to notice of any action or to consent to, direct or object to any action hereunder or under any other Loan Document or otherwise in respect of the Collateral (including the release or impairment of any Collateral) other than in its capacity as a Lender and, in such case, only to the extent expressly provided in the Loan Documents. Notwithstanding any other provision of this Article 9 to the contrary, the Administrative Agent shall not be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, Secured Obligations arising under Secured Cash Management Agreements and Secured Hedge Agreements unless the Administrative Agent has received written notice of such Secured Obligations, together with such supporting documentation as the Administrative Agent may request, from the applicable Cash Management Bank or Hedge Bank, as the case may be. The Administrative Agent shall not be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, Secured Obligations arising under Secured Cash Management Agreements and Secured Hedge Agreements in the event all the following have occurred: (a) the Aggregate Commitments have terminated, (b) all Obligations have been paid in full (other than contingent indemnification obligations), and (c) all Letters of Credit have terminated or expired (other than Letters of Credit as to which other arrangements with respect thereto satisfactory to the Administrative Agent and the L/C Issuer shall have been made). ARTICLE 10 MISCELLANEOUS 10.01 Amendments, Etc. No amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent to any departure by the Borrower or any other Loan Party 143 122373747_5 166482999_6 therefrom, shall be effective unless in writing signed by the Required Lenders (or the Administrative Agent with the consent of the Required Lenders) and the Borrower or the applicable Loan Party, as the case may be, and acknowledged by the Administrative Agent, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such amendment, waiver or consent shall: (a) waive any condition set forth in Section 4.01 without the written consent of each Lender; (b) without limiting the generality of clause (a) above, waive any condition set forth in Section 4.02 or any other provision of this Agreement or any other Loan Document, if the effect of such amendment, modification or waiver is to require the Revolving Credit Lenders to make Revolving Credit Loans (pursuant to a substantially concurrent request by the Borrower) when such Revolving Credit Lenders would not otherwise be required to do so without the written consent of the Required Revolving Credit Lenders; (c) extend or increase the Commitment of any Lender (or reinstate the Commitment of any Lender terminated pursuant to Section 8.02) without the written consent of such Lender; (d) postpone any date fixed by this Agreement or any other Loan Document for any payment (excluding mandatory prepayments) of principal, interest, fees or other amounts due to any Lender hereunder or under such other Loan Document (except as expressly provided in Section 2.17) without the written consent of each Lender directly and adversely affected thereby; (e) reduce the principal of, or the rate of interest specified herein on, any Loan or L/C Borrowing, or (subject to clause (iv) of the second proviso to this Section 10.01) any fees or other amounts payable hereunder or under any other Loan Document to any Lender entitled to such amount without the written consent of each Lender directly and adversely affected thereby; provided, however, that only the consent of the Required Lenders shall be necessary (i) to amend the definition of “Default Rate” or to waive any obligation of the Borrower to pay interest or Letter of Credit Fees at the Default Rate or (ii) subject to clause (v) of the “provided further” clause below to amend any financial covenant hereunder (or any defined term used therein) even if the effect of such amendment would be to reduce the rate of interest on any Loan or L/C Borrowing or to reduce any fee payable hereunder; (f) change (i) Section 2.13 or Section 8.03 in a manner that would alter the pro rata sharing of payments required thereby or (ii) the order of application of any reduction in the Commitments or any prepayment of Loans among the Facilities from the application thereof set forth in the applicable provisions of Section 2.05(b) or 2.06(b), respectively, in each case in any manner that directly and adversely affects the Lenders under a Facility without the written consent of each Lender directly and adversely affected thereby except that (A) Extensions may be made pursuant to Section 2.17, (B) Auctions may be held pursuant to Section 2.18 and (C) assignments of Term B Loans may be made to Affiliates of the Borrower on terms and conditions (including an aggregate Dollar cap) approved by the Administrative Agent and the Required Lenders; (g) change (i) any provision of this Section 10.01 or the definition of “Required Lenders” to reduce the percentage set forth therein or any other provision hereof specifying the number or percentage of Lenders required to amend, waive or otherwise modify any rights hereunder or make any determination or grant any consent hereunder (other than the definitions specified in clauses (ii) through (iv) of this Section 10.01(g)), without the written consent of each Lender, (ii) the definition of “Required Revolving Credit Lenders” to reduce the percentage set forth therein without the written consent of each Revolving Credit Lender, (iii) the definition of “Required Term B Lenders” to reduce the percentage set forth therein without the written consent of each Term B Lender or (iv) the definition of “Required Pro 144 122373747_5 166482999_6

Rata Lenders” to reduce the percentage set forth therein without the written consent of each Lender that is not a Term B Lender (acting in such capacity); (h) release all or substantially all of the Collateral in any transaction or series of related transactions, without the written consent of each Lender; (i) release all or substantially all of the value of the Guaranty, without the written consent of each Lender, except to the extent the release of any Subsidiary from the Guaranty is permitted pursuant to Section 9.10 (in which case such release may be made by the Administrative Agent acting alone); or (j) impose any greater restriction on the ability of any Lender under a Facility to assign any of its rights or obligations hereunder without the written consent of (i) if such Facility is the Term B Facility, the Required Term B Lenders, (ii) if such Facility is the Revolving Credit Facility, the Required Revolving Credit Lenders and (iii) if such Facility is a separate tranche of Incremental Term Loans, those Incremental Lenders holding at least 50% of the Outstanding Amount of such Incremental Term Loans; and provided, further, that (i) no amendment, waiver or consent shall, unless in writing and signed by the L/C Issuer in addition to the Lenders required above, affect the rights or duties of the L/C Issuer under this Agreement or any Issuer Document relating to any Letter of Credit issued or to be issued by it; (ii) no amendment, waiver or consent shall, unless in writing and signed by the Swing Line Lender in addition to the Lenders required above, affect the rights or duties of the Swing Line Lender under this Agreement; (iii) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above, affect the rights or duties of the Administrative Agent under this Agreement or any other Loan Document or modify Section 10.25 hereof; (iv) no Fee Letter may be amended, or rights or privileges thereunder waived, except in a writing executed only by the parties thereto; (v) unless a breach of Section 7.11 has become an Event of Default with respect to the Term B Loans in accordance with Section 8.01, any amendment, waiver or consent of Section 1.03(b) or Section 7.11 (or any defined terms used therein, but only for purposes of Section 7.11 and not for any other purposes, including, without limitation, any pro forma compliance or incurrence tests) may only be effected with consent of the Borrower and the Required Pro Rata Lenders (or the Administrative Agent with the consent of the Required Pro Rata Lenders) and shall not require the vote of any Term B Lender, in its capacity as such; (vi) the Administrative Agent and the Borrower shall be permitted to amend any provision of the Loan Documents (and such amendment shall become effective without any further action or consent of any other party to any Loan Document) if the Administrative Agent and the Borrower shall have jointly identified an obvious error or any error or omission of a technical or immaterial nature in any such provision; (vii) any amendment, waiver or consent that by its terms affects the rights or duties of Lenders holding Loans or Commitments of a particular Class (but not the Lenders holding Loans or Commitments of any other Class) will require only the requisite percentage in interest of the affected Class of Lenders that would be required to consent thereto if such Class of Lenders were the only Class of Lenders, including, without limitation, (A) any waiver of any condition set forth in Section 4.02 as to any Credit Extension under the Revolving Credit Facility shall only require the consent of the Required Revolving Credit Lenders, (B) any waiver of the “MFN” requirement set forth in Section 2.14(d)(v) shall only require the Required Term B Lenders and (C) any modifications made in connection with an amendment that solely addresses a repricing transaction in which any Class of Loans or Commitments is refinanced with a replacement Class of Loans or Commitments hereunder bearing (or is modified in such a manner such that the resulting replacement Class bears) a lower “effective yield” (taking into account, for example, upfront fees, interest rate spreads, interest rate benchmark floors and original issue discount, but excluding the effect of any arrangement, structuring, syndication or other fees payable in connection therewith that are not shared with all lenders or holders of such new or replacement Class) shall only require the consent of the affected Lenders under the Class being refinanced; and (viii) the Administrative Agent and the Borrower may, without the consent of any Lender, enter into amendments or modifications 145 122373747_5 166482999_6 to this Agreement or any of the other Loan Documents or to enter into additional Loan Documents as the Administrative Agent reasonably deems appropriate in order to implement any Benchmark Replacement or any Benchmark Replacement Conforming Changes or otherwise effectuate the terms of Section 3.03(b) in accordance with the terms of Section 3.03(b). Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder (and any amendment, waiver or consent that, by its terms, requires the consent of all Lenders or each affected Lender under a Facility may be effected with the consent of the applicable Lenders other than Defaulting Lenders), except that (x) the Commitment of any Defaulting Lender may not be increased or extended without the consent of such Lender and (y) any waiver, amendment or modification requiring the consent of all Lenders or each affected Lender under a Facility that, by its terms, affects any Defaulting Lender disproportionately adversely relative to other affected Lenders shall require the consent of such Defaulting Lender. If any Lender does not consent to a proposed amendment, waiver, consent or release with respect to any Loan Document that requires the consent of each Lender or each Lender directly affected thereby and that has been approved by the Required Lenders, the Borrower may replace such non-consenting Lender in accordance with Section 10.13; provided that such amendment, waiver, consent or release can be effected as a result of the assignment contemplated by such Section (together with all other such assignments required by the Borrower to be made pursuant to this paragraph). Notwithstanding any provision herein to the contrary, each Lender hereby irrevocably authorizes the Administrative Agent, on its behalf, and without further consent of any Lender (but with the consent of the Borrower and the Administrative Agent) to (x) amend and restate this Agreement, if, upon giving effect to such amendment and restatement, such Lender shall no longer be a party to this Agreement (as so amended and restated), the Commitments of such Lender shall have terminated, such Lender shall have no other commitment or other obligation hereunder and shall have been paid in full for all principal, interest and other amounts owing to it or accrued for its account under this Agreement and (y) amend this Agreement as the Administrative Agent reasonably deems appropriate in order to effectuate the terms of Section 2.14, 2.17 and/or 2.19 (including, without limitation, as applicable, (A) to provide that additional Classes of Loans and/or Commitments shall share ratably in the benefits of this Agreement and the other Loan Documents with the Obligations, (B) to include appropriately the Lenders holding such Classes in any determination of (1) Required Lenders, (2) Required Pro Rata Lenders, (3) Required Revolving Credit Lenders, (4) Required Term B Lenders or (5) similar required lender terms applicable thereto and (C) to permit any such additional credit facilities to share ratably with the Term Loans in the application of prepayments); provided that no amendment or modification shall result in any increase in the amount of any Lender’s Commitment or any increase in any Lender’s Applicable Percentage, in each case, without the written consent of such affected Lender. 10.02 Notices; Effectiveness; Electronic Communications. (a) Notices Generally. Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in subsection (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile as follows, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows: (i) if to the Borrower, the Administrative Agent, the L/C Issuer or the Swing Line Lender, to the address, facsimile number, electronic mail address or telephone number specified for such Person on Schedule 10.02; and 146 122373747_5 166482999_6

(ii) if to any other Lender, to the address, facsimile number, electronic mail address or telephone number specified in its Administrative Questionnaire. Notices and other communications sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices and other communications sent by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient). Notices and other communications delivered through electronic communications to the extent provided in subsection (b) below shall be effective as provided in such subsection (b). (b) Electronic Communications. Notices and other communications to the Lenders and the L/C Issuer hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices to any Lender or the L/C Issuer pursuant to Article 2 if such Lender or the L/C Issuer, as applicable, has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. The Administrative Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications. Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefore; provided that, for both clauses (i) and (ii), if such notice, email or other communication is not sent during the normal business hours of the recipient, such notice, email or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient. (c) The Platform. THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE.” THE AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE BORROWER MATERIALS OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE BORROWER MATERIALS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN CONNECTION WITH THE BORROWER MATERIALS OR THE PLATFORM. In no event shall the Administrative Agent or any of its Related Parties (collectively, the “Agent Parties”) have any liability to the Borrower, any Lender, the L/C Issuer or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of the Borrower’s, any Loan Party’s or the Administrative Agent’s transmission of Borrower Materials through the Internet, except to the extent that such losses, claims, damages, liabilities or expenses are determined by a court of competent jurisdiction by a final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Agent Party; provided, however, that in no event shall any Agent Party have any liability to the Borrower, any Lender, the L/C Issuer or any other Person for indirect, special, incidental, consequential or punitive damages (as opposed to direct or actual damages). 147 122373747_5 166482999_6

(d) Change of Address, Etc. Each of the Borrower, the Administrative Agent, the L/C Issuer and the Swing Line Lender may change its address, facsimile or telephone number for notices and other communications hereunder by notice to the other parties hereto. Each other Lender may change its address, facsimile or telephone number for notices and other communications hereunder by notice to the Borrower, the Administrative Agent, the L/C Issuer and the Swing Line Lender. In addition, each Lender agrees to notify the Administrative Agent from time to time to ensure that the Administrative Agent has on record (i) an effective address, contact name, telephone number, facsimile number and electronic mail address to which notices and other communications may be sent and (ii) accurate wire instructions for such Lender. Furthermore, each Public Lender agrees to cause at least one individual at or on behalf of such Public Lender to at all times have selected the “Private Side Information” or similar designation on the content declaration screen of the Platform in order to enable such Public Lender or its delegate, in accordance with such Public Lender’s compliance procedures and applicable Law, including United States federal and state securities Laws, to make reference to Borrower Materials that are not made available through the “Public Side Information” portion of the Platform and that may contain MNPI with respect to the Borrower or its securities for purposes of United States federal or state securities laws. (e) Reliance by Administrative Agent, L/C Issuer and Lenders. The Administrative Agent, the L/C Issuer and the Lenders shall be entitled to rely and act upon any notices (including telephonic or electronic Committed Loan Notices, Letter of Credit Applications and Swing Line Loan Notices) purportedly given by or on behalf of the Borrower even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. The Borrower shall indemnify the Administrative Agent, the L/C Issuer, each Lender and the Related Parties of each of them from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of the Borrower. All telephonic notices to and other telephonic communications with the Administrative Agent may be recorded by the Administrative Agent, and each of the parties hereto hereby consents to such recording. 10.03 No Waiver; Cumulative Remedies; Enforcement. No failure by any Lender, the L/C Issuer or the Administrative Agent to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided, and provided under each other Loan Document, are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law. Notwithstanding anything to the contrary contained herein or in any other Loan Document, the authority to enforce rights and remedies hereunder and under the other Loan Documents against the Loan Parties or any of them shall be vested exclusively in, and all actions and proceedings at law in connection with such enforcement shall be instituted and maintained exclusively by, the Administrative Agent in accordance with Section 8.02 for the benefit of all the Lenders and the L/C Issuer; provided, however, that the foregoing shall not prohibit (a) the Administrative Agent from exercising on its own behalf the rights and remedies that inure to its benefit (solely in its capacity as Administrative Agent) hereunder and under the other Loan Documents, (b) the L/C Issuer or the Swing Line Lender from exercising the rights and remedies that inure to its benefit (solely in its capacity as L/C Issuer or the Swing Line Lender, as the case may be) hereunder and under the other Loan Documents, (c) any Lender from exercising setoff rights in accordance with Section 10.08 (subject to the terms of Section 2.13), or (d) any Lender from filing proofs of claim or appearing and filing pleadings on its own behalf during the pendency of a proceeding relative to any Loan Party under any Debtor Relief Law; and provided, further, that if at any time there is no Person acting as Administrative Agent hereunder and under the other Loan Documents, 148 122373747_5 166482999_6 then (i) the Required Lenders shall have the rights otherwise ascribed to the Administrative Agent pursuant to Section 8.02 and (ii) in addition to the matters set forth in clauses (b), (c) and (d) of the preceding proviso and subject to Section 2.13, any Lender may, with the consent of the Required Lenders, enforce any rights and remedies available to it and as authorized by the Required Lenders. 10.04 Expenses; Indemnity; Damage Waiver. (a) Costs and Expenses. The Borrower shall pay, promptly following written demand therefor, (i) all reasonable and documented out-of-pocket costs and expenses incurred by the Administrative Agent, the Arrangers and their respective Affiliates (but limited, in the case of legal fees and expenses, to the reasonable and documented fees, disbursements and other charges of one counsel to the Administrative Agent and its Affiliates and, if necessary, a one local counsel in any relevant material jurisdiction), in connection with the syndication of the credit facilities provided for herein, due diligence in connection therewith, and the preparation, negotiation, execution, delivery and administration of this Agreement and the other Loan Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable out-of-pocket expenses incurred by the L/C Issuer in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder and (iii) all reasonable out of pocket expenses incurred by the Administrative Agent, any Lender or the L/C Issuer (but limited, in the case of legal fees and expenses, to the reasonable and documented fees, disbursements and other charges of (x) one counsel to the Administrative Agent and Wells Fargo Securities taken as a whole, special or foreign counsel and, if necessary, of one local counsel to the Administrative Agent and Wells Fargo Securities, taken as a whole, in any relevant material jurisdiction, and in the case of an actual or perceived conflict of interest, one additional counsel in each relevant jurisdiction to each group of affected persons similarly situated taken as a whole and (y) one counsel to the Lenders (taken as a whole), special or foreign counsel and, if necessary, of one local counsel to the Lenders (taken as a whole) in any relevant material jurisdiction; provided that in the case of an actual or perceived conflict of interest, one additional counsel in each relevant jurisdiction to each group of affected Lenders similarly situated (taken as a whole)), in connection with the enforcement or protection of its rights (A) in connection with this Agreement and the other Loan Documents, including its rights under this Section, or (B) in connection with Loans made or Letters of Credit issued hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit. (b) Indemnification by the Borrower. The Borrower and each other Loan Party shall indemnify the Administrative Agent (and any sub-agent thereof), each Arranger, each Lender and the L/C Issuer, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related reasonable and documented costs and expenses (but limited, in the case of legal fees and expenses, to the reasonable and documented out-of-pocket fees, disbursements and other charges of (x) one counsel to the Administrative Agent and its Affiliates and, if reasonably necessary, a single specialty or local counsel for the Administrative Agent and its Affiliates in each relevant specialty or jurisdiction, as applicable and (y) one counsel to all Indemnitees taken as a whole (other than the Administrative Agent and its Affiliates) and, if reasonably necessary, a single specialty or local counsel for all Indemnitees taken as a whole (other than the Administrative Agent and its Affiliates) in each relevant specialty or jurisdiction, as applicable; provided that in the case of an actual or perceived conflict of interest with respect to any of the foregoing counsel, one additional counsel in each relevant specialty or jurisdiction, as applicable, to each group of affected Indemnitees similarly situated and taken as a whole), incurred by any Indemnitee or asserted against any Indemnitee by any third party or by the Borrower or any other Loan Party arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or 149 122373747_5 166482999_6 thereunder or the consummation of the Transactions, the Restatement Date Transactions or any other transactions contemplated hereby or thereby, or, in the case of the Administrative Agent (and any sub-agent thereof) and its Related Parties only, the administration of this Agreement and the other Loan Documents (including in respect of any matters addressed in Section 3.01), (ii) any Loan or Letter of Credit or the use or proposed use of the proceeds therefrom (including any refusal by the L/C Issuer to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by the Borrower or any of its Subsidiaries, or any Environmental Liability related in any way to the Borrower or any of its Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by the Borrower or any other Loan Party and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related costs or expenses (x) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee or such Indemnitee’s Related Indemnified Parties (as defined below), (y) result from a claim brought by the Borrower or any other Loan Party against an Indemnitee for breach in bad faith of such Indemnitee’s obligations hereunder or any other Loan Document, if the Borrower or such Loan Party has obtained a final and nonappealable judgment from a court of competent jurisdiction in its favor on such claim, or (z) any dispute solely among the Indemnitees (other than any claims (i) against an Indemnitee in its capacity as or in fulfilling its role as an agent or arranger or any similar role under this Agreement or any other Loan Document or (ii) arising out of any act or omission of the Borrower or any Subsidiary of the Borrower or any of their respective Affiliates). Neither Borrower nor any Loan Party shall, as to any Indemnitee, be liable for any settlement entered into by such Indemnitee if such settlement was effected without the Borrower’s or such Loan Party’s consent (which consent shall not be unreasonably withheld, delayed or conditioned), but if settled with the written consent of the Borrower or such Loan Party or if there is a final judgment for the plaintiff in connection therewith, the Borrower and the Loan Parties agree to indemnify and hold harmless each Indemnitee from and against any and all losses, claims, damages, liabilities and expenses by reason of such settlement or judgment in accordance with this Section 10.04(b); provided further that if any Indemnitee shall have requested indemnification or contribution in accordance with this Agreement, the Borrower and the other Loan Parties shall be liable for any settlement or other action referred to in this sentence effected without their consent, if (1) such settlement or other action is entered into more than thirty (30) days after receipt by the Borrower or such Loan Party of such request for indemnification or contribution and (2) the Borrower or such Loan Party has not provided such indemnification or contribution in accordance with such request prior the date of such settlement or other action. This Section 10.04(b) shall not apply with respect to any Taxes other than any Taxes that represent losses, claims or damages arising from any non-Tax claim. As used herein, “Related Indemnified Party” means, as to any Indemnitee, such Indemnitee’s Controlled Affiliates or its or their respective employees, partners or Controlled Persons. (c) Reimbursement by Lenders. To the extent that the Borrower for any reason fails to pay in full in cash any amount required under subsection (a) or (b) of this Section to be paid by it to the Administrative Agent (or any sub-agent thereof), the L/C Issuer, the Swing Line Lender or any Related Party of any of the foregoing, but without relieving the Borrower from its obligation to do so, each Lender severally agrees to pay to the Administrative Agent (or any such sub-agent), the L/C Issuer, the Swing Line Lender or such Related Party, as the case may be, such Lender’s Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent (or any such sub-agent) or the L/C Issuer in its capacity as such, or against any Related Party of any of the foregoing acting for the Administrative Agent (or any such sub-agent) or L/C Issuer in connection with 150 122373747_5 166482999_6 such capacity. The obligations of the Lenders under this subsection (c) are subject to the provisions of Section 2.12(d). (d) Waiver of Consequential Damages, Etc. To the fullest extent permitted by applicable law, each party to this Agreement agrees not to assert, and hereby waives, any claim against any other party to this Agreement, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or Letter of Credit or the use of the proceeds thereof; provided that nothing in this sentence shall limit the Borrower’s or any other Loan Parties’ indemnity or reimbursement obligations herein or in the other Loan Documents to the extent that such special, indirect, consequential or punitive damages are included in any third party claim with which any Indemnitee is entitled to indemnification or reimbursement hereunder or under the other Loan Documents. No Indemnitee referred to in subsection (b) above shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed to such unintended recipients by such Indemnitee through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby other than for direct or actual damages resulting from the gross negligence, willful misconduct or breach in bad faith of such Indemnitee as determined by a final and nonappealable judgment of a court of competent jurisdiction. (e) Payments. All amounts due under this Section shall be payable not later than five Business Days after demand therefor. (f) Survival. The agreements in this Section and the indemnity provisions of Section 10.02(e) shall survive the resignation of the Administrative Agent, the L/C Issuer and the Swing Line Lender, the replacement of any Lender, the termination of the Aggregate Commitments and the repayment, satisfaction or discharge of all the other Obligations. 10.05 Payments Set Aside. To the extent that any payment by or on behalf of the Borrower is made to the Administrative Agent, the L/C Issuer or any Lender, or the Administrative Agent, the L/C Issuer or any Lender exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Administrative Agent, the L/C Issuer or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred, and (b) each Lender and the L/C Issuer severally agrees to pay to the Administrative Agent upon demand its applicable share (without duplication) of any amount so recovered from or repaid by the Administrative Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the Federal Funds Rate from time to time in effect. The obligations of the Lenders and the L/C Issuer under clause (b) of the preceding sentence shall survive the payment in full of the Obligations and the termination of this Agreement. 10.06 Successors and Assigns. (a) Successors and Assigns Generally. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender (other than a 151 122373747_5 166482999_6

Defaulting Lender) and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with the provisions of Section 10.06(b), (ii) by way of participation in accordance with the provisions of Section 10.06(d), or (iii) by way of pledge or assignment of a security interest subject to the restrictions of Section 10.06(e) (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in subsection (d) of this Section and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the L/C Issuer and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement. (b) Assignments by Lenders. Any Lender may at any time after the Delayed Draw Termination Date, assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment(s) and the Loans (including for purposes of this Section 10.06(b), participations in L/C Obligations and in Swing Line Loans) at the time owing to it); provided that any such assignment shall be subject to the following conditions: (i) Minimum Amounts. (A) in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment under any Facility and the Loans at the time owing to it under such Facility or contemporaneous assignments to related Approved Funds that equal at least the amount specified in paragraph (b)(i)(B) of this Section in the aggregate or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and (B) in any case not described in subsection (b)(i)(A) of this Section, the aggregate amount of the Commitment (which for this purpose includes Loans outstanding thereunder) or, if the Commitment is not then in effect, the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment, determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if a “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date, shall not be less than $5,000,000, in the case of any assignment in respect of the Revolving Credit Facility, or $1,000,000, in the case of any assignment in respect of the Term B Facility, or an amount to be determined and set forth in the applicable Incremental Amendment, in the case of any assignment in respect of a separate tranche of Incremental Term Loans, unless each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Borrower otherwise consents (each such consent not to be unreasonably withheld, delayed or conditioned) to a lesser amount; (ii) Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loans or the Commitment assigned, except that this clause (ii) shall not (A) apply to the Swing Line Lender’s rights and obligations in respect of Swing Line Loans or (B) prohibit any Lender from assigning all or a portion of its rights and obligations among separate Facilities on a non-pro rata basis; (iii) Required Consents. No consent shall be required for any assignment except to the extent required by subsection (b)(i)(B) of this Section and, in addition: 152 122373747_5 166482999_6

(A) the consent of the Borrower (such consent not to be unreasonably withheld, delayed or conditioned) shall be required unless (1) an Event of Default under Section 8.01(a) or (f) has occurred and is continuing at the time of such assignment, (2) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund, (3) in the case of any assignment of Initial Term B-2 Loans that is made in connection with the primary syndication of the Facilities and during the period commencing on the Restatement Date and ending on the date that is 60 days following the Restatement Date or (4) in the case of any assignment of Initial Term B-3 Loans that is made in connection with the primary syndication of the Initial Term B-3 Loan and during the period commencing on the Sixth Amendment Date and ending on the day that is 60 days following the Sixth Amendment Date; provided that the Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within 10 Business Days after having received notice thereof; (B) the consent of the Administrative Agent (such consent not to be unreasonably withheld, delayed or conditioned) shall be required for assignments in respect of (1) any Revolving Credit Commitment if such assignment is to a Person that is not a Lender with a Commitment in respect of the Revolving Credit Facility, an Affiliate of such Lender or an Approved Fund with respect to such Lender or (2) any Term Loan to a Person that is not a Lender, an Affiliate of a Lender or an Approved Fund; and (C) the consent of the L/C Issuer and the Swing Line Lender (such consents not to be unreasonably withheld, delayed or conditioned) shall be required for any assignment in respect of the Revolving Credit Facility. (iv) Assignment and Assumption. The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee in the amount of $3,500; provided, however, that the Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment. The assignee, if it is not a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire. (v) No Assignment to Certain Persons. No such assignment shall be made to (A) the Borrower or any of the Borrower’s Affiliates or Subsidiaries or (B) to any Defaulting Lender or any of its Subsidiaries, or any Person who, upon becoming a Lender hereunder, would constitute any of the foregoing Persons described in this clause (B), or (C) to a natural person or (D) a Disqualified Institution. (vi) Certain Additional Payments. In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of the Borrower and the Administrative Agent, the applicable pro rata share of Loans previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (A) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent, the L/C Issuer or any Lender hereunder (and interest accrued thereon) and (B) acquire (and fund as appropriate) its full pro rata share of all Loans and participations in Letters of Credit and Swing Line Loans in accordance with its Applicable Percentage. Notwithstanding the foregoing, in the 153 122373747_5 166482999_6 event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under applicable Law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs. Subject to acceptance and recording thereof by the Administrative Agent pursuant to subsection (c) of this Section, from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 3.01, 3.04, 3.05 and 10.04 with respect to facts and circumstances occurring prior to the effective date of such assignment; provided, that except to the extent otherwise expressly agreed by the affected parties, no assignment by a Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. Upon request, the Borrower (at its expense) shall execute and deliver a Note to the assignee Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this subsection shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section 10.06(d). (c) Register. The Administrative Agent, acting solely for this purpose as a non-fiduciary agent of the Borrower (and such agency being solely for tax purposes), shall maintain at the Administrative Agent’s Office a copy of each Assignment and Assumption and each Incremental Amendment delivered to it (or the equivalent thereof in electronic form) and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts (and stated interest) of the Loans and L/C Obligations owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Borrower, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice. (d) Participations. Any Lender may at any time, without the consent of, or notice to, the Borrower or the Administrative Agent, sell participations to any Person (other than a natural person, a Defaulting Lender or, the Borrower or any of the Borrower’s Affiliates or Subsidiaries) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans (including such Lender’s participations in L/C Obligations and/or Swing Line Loans) owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Administrative Agent, the Lenders and the L/C Issuer shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. For the avoidance of doubt, each Lender shall be responsible for the indemnity under Section 10.04(c) without regard to the existence of any participation. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, 154 122373747_5 166482999_6 waiver or other modification described in the first proviso to Section 10.01 that affects such Participant. The Borrower agrees that each Participant shall be entitled to the benefits of Sections 3.01, 3.04 and 3.05 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to subsection (b) of this Section (it being understood that the documentation required under Section 3.01(f) shall be delivered to the Lender who sells the participation); provided that such Participant (A) agrees to provide to the applicable Lender the forms described in Section 3.01(f) as though it were a Lender providing such forms to the Borrower and to be subject to the provisions of Sections 3.06 and 10.13 as if it were an assignee under subsection (b) of this Section and (B) shall not be entitled to receive any greater payment under Sections 3.01 or 3.04, with respect to any participation, than the Lender from whom it acquired the applicable participation would have been entitled to receive unless the sale of such participation to such Participant is made with the Borrower’s prior written consent. Each Lender that sells a participation agrees, at the Borrower's request and expense, to use reasonable efforts to cooperate with the Borrower to effectuate the provisions of Section 3.06 with respect to any Participant. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 10.08 as though it were a Lender; provided that such Participant agrees to be subject to Section 2.13 as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant's interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) or Proposed Section 1.163-5(b) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register. (e) Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including under its Note, if any) to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. (f) Resignation as L/C Issuer or Swing Line Lender after Assignment. Notwithstanding anything to the contrary contained herein, if at any time Wells Fargo assigns all of its Revolving Credit Commitment and Revolving Credit Loans pursuant to Section 10.06(b), Wells Fargo may, (i) upon 30 days’ notice to the Borrower and the Lenders, resign as L/C Issuer and/or (ii) upon 30 days’ notice to the Borrower, resign as Swing Line Lender. In the event of any such resignation as L/C Issuer or Swing Line Lender, the Borrower shall be entitled to appoint from among the Lenders a successor L/C Issuer or Swing Line Lender hereunder; provided, however, that no failure by the Borrower to appoint any such successor shall affect the resignation of Wells Fargo as L/C Issuer or Swing Line Lender, as the case may be. If Wells Fargo resigns as L/C Issuer, it shall retain all the rights, powers, privileges and duties of the L/C Issuer hereunder with respect to all Letters of Credit outstanding as of the effective date of its resignation as L/C Issuer and all L/C Obligations with respect thereto (including the right to require the Lenders to make Base Rate Loans or fund risk participations in Unreimbursed Amounts pursuant to Section 2.03(c)). If Wells Fargo resigns as Swing Line Lender, it shall retain all the rights of the Swing Line Lender provided for hereunder with respect to Swing Line Loans made by it and outstanding as of the effective date of such resignation, including the right to require the Lenders to make Base Rate Loans 155 122373747_5 166482999_6 or fund risk participations in any such outstanding Swing Line Loans pursuant to Section 2.04(c). Upon the appointment of a successor L/C Issuer and/or Swing Line Lender, (A) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring L/C Issuer or Swing Line Lender, as the case may be, and (B) the successor L/C Issuer shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements reasonably satisfactory to Wells Fargo to effectively assume the obligations of Wells Fargo with respect to such Letters of Credit. (g) Disqualified Institutions. (i) No assignment shall be made to any Person that was a Disqualified Institution as of the date (the “Trade Effective Date”) on which the assigning Lender entered into a binding agreement to sell and assign all or a portion of its rights and obligations under this Agreement to such Person (unless the Borrower has consented to such assignment in writing in its sole and absolute discretion, in which case such Person will not be considered a Disqualified Institution for the purpose of such assignment). For the avoidance of doubt, with respect to any assignee that becomes a Disqualified Institution after the applicable Trade Effective Date (including as a result of the delivery of a notice pursuant to the definition of “Disqualified Institution”), (x) such assignee shall not retroactively be disqualified from becoming a Lender and (y) the execution by the Borrower of an Assignment and Assumption with respect to such assignee will not by itself result in such assignee no longer being considered a Disqualified Institution. Any assignment in violation of this clause (g)(i) shall not be void, but the other provisions of this clause (g) shall apply. (ii) If any assignment is made to any Disqualified Institution without the Borrower’s prior written consent in violation of clause (i) above, or if any Person becomes a Disqualified Institution after the applicable Trade Effective Date, the Borrower may, at its sole expense and effort, upon notice to the applicable Disqualified Institution and the Administrative Agent, (A) terminate any Revolving Credit Commitment of such Disqualified Institution and repay all obligations of the Borrower owing to such Disqualified Institution in connection with such Revolving Credit Commitment, (B) in the case of outstanding Term Loans held by Disqualified Institutions, purchase or prepay such Term Loan by paying the lesser of (x) the principal amount thereof and (y) the amount that such Disqualified Institution paid to acquire such Term Loans, in each case plus accrued interest, accrued fees and all other amounts (other than principal amounts) payable to it hereunder and/or (C) require such Disqualified Institution to assign, without recourse (in accordance with and subject to the restrictions contained in this Section 10.06), all of its interest, rights and obligations under this Agreement to one or more Eligible Assignees at the lesser of (x) the principal amount thereof and (y) the amount that such Disqualified Institution paid to acquire such interests, rights and obligations, in each case plus accrued interest, accrued fees and all other amounts (other than principal amounts) payable to it hereunder. (iii) Notwithstanding anything to the contrary contained in this Agreement, Disqualified Institutions (A) will not (x) have the right to receive information, reports or other materials provided to Lenders by the Borrower, the Administrative Agent or any other Lender, (y) attend or participate in meetings attended by the Lenders and the Administrative Agent, or (z) access any electronic site established for the Lenders or confidential communications from counsel to or financial advisors of the Administrative Agent or the Lenders and (B) (x) for purposes of any consent to any amendment, waiver or modification of, or any action under, and for the purpose of any direction to the Administrative Agent or any Lender to undertake any action (or refrain from taking any action) under this Agreement or any other Loan Document, each Disqualified Institution will be deemed to have consented in the same proportion as the 156 122373747_5 166482999_6

Lenders that are not Disqualified Institutions consented to such matter, and (y) for purposes of voting on any on any plan of reorganization or plan of liquidation pursuant to any Debtor Relief Laws (a “Bankruptcy Plan”), each Disqualified Institution party hereto hereby agrees (1) not to vote on such Bankruptcy Plan, (2) if such Disqualified Institution does vote on such Bankruptcy Plan notwithstanding the restriction in the foregoing clause (1), such vote will be deemed not to be in good faith and shall be “designated” pursuant to Section 1126(e) of the Bankruptcy Code of the United States (or any similar provision in any other Debtor Relief Laws), and such vote shall not be counted in determining whether the applicable class has accepted or rejected such Bankruptcy Plan in accordance with Section 1126(c) of the Bankruptcy Code of the United States (or any similar provision in any other Debtor Relief Laws) and (3) not to contest any request by any party for a determination by any bankruptcy court (or other applicable court of competent jurisdiction) effectuating the foregoing clause (2). (iv) The Administrative Agent shall have the right, and the Borrower hereby expressly authorizes the Administrative Agent, to (A) post the list of Disqualified Institutions provided by the Borrower and any updates thereto from time to time (collectively, the “DQ List”) on the Platform, including that portion of the Platform that is designated for “public side” Lenders and/or (B) provide the DQ List to each Lender requesting the same. (h) Cashless Settlement. Notwithstanding anything to the contrary contained in this Agreement, any Lender may exchange, continue or rollover all or a portion of its Loans in connection with any refinancing, extension, loan modification or similar transaction permitted by the terms of this Agreement, pursuant to a cashless settlement mechanism approved by the Borrower, the Administrative Agent and such Lender. 10.07 Treatment of Certain Information; Confidentiality. Each of the Administrative Agent, the Lenders and the L/C Issuer agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates and to its Related Parties (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent required or requested by any regulatory authority purporting to have jurisdiction over such Person or its Related Parties (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party hereto, (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or any Eligible Assignee invited to be a Lender pursuant to Section 2.14 or (ii) any actual or prospective party (or its Related Parties) to any swap, derivative or other transaction under which payments are to be made by reference to the Borrower and its obligations, this Agreement or payments hereunder, (g) with the prior written consent of the Borrower, (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section, (ii) becomes available to the Administrative Agent, any Lender, the L/C Issuer or any of their respective Affiliates on a nonconfidential basis from a source other than the Borrower or (iii) consists of deal terms and other information customarily reported to Thomson Reuters, other bank market data collectors and similar service providers to the lending industry and service providers to the Administrative Agent and the Lenders in connection with the administration of the Loan Documents or (i) on a confidential basis to (i) any rating agency in connection with rating the Borrower or its Subsidiaries or the credit facilities provided hereunder or (ii) the CUSIP Service Bureau or any similar agency in connection with the 157 122373747_5 166482999_6 issuance and monitoring of CUSIP numbers or other market identifiers with respect to the credit facilities provided hereunder. For purposes of this Section, “Information” means all information received from any Loan Party or any Subsidiary thereof relating to any Loan Party or any Subsidiary thereof or their respective businesses, other than any such information that is available to the Administrative Agent, any Lender or the L/C Issuer on a nonconfidential basis prior to disclosure by any Loan Party or any Subsidiary thereof; provided that, in the case of information received from a Loan Party or any such Subsidiary after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. Each of the Administrative Agent, the Lenders and the L/C Issuer acknowledges that (a) the Information may include MNPI concerning the Borrower or a Subsidiary, as the case may be, (b) it has developed compliance procedures regarding the use of MNPI and (c) it will handle such MNPI in accordance with applicable Law, including United States federal and state securities Laws. 10.08 Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender, the L/C Issuer and each of their respective Affiliates is hereby authorized at any time and from time to time, after obtaining the prior written consent of the Administrative Agent, to the fullest extent permitted by applicable Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Lender, the L/C Issuer or any such Affiliate to or for the credit or the account of the Borrower against any and all of the obligations of the Borrower now or hereafter existing under this Agreement or any other Loan Document to such Lender or the L/C Issuer or their respective Affiliates, irrespective of whether or not such Lender, or the L/C Issuer or Affiliate shall have made any demand under this Agreement or any other Loan Document and although such obligations of the Borrower may be contingent or unmatured or are owed to a branch, office or Affiliate of such Lender or the L/C Issuer different from the branch, office or Affiliate holding such deposit or obligated on such indebtedness; provided, that in the event that any Defaulting Lender shall exercise any such right of setoff, (a) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.16 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent, the L/C Issuer and the Lenders, and (b) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Secured Obligations owing to such Defaulting Lender as to which it exercised such right of setoff. The rights of each Lender, the L/C Issuer and their respective Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender, the L/C Issuer or their respective Affiliates may have. Each Lender and the L/C Issuer agrees to notify the Borrower and the Administrative Agent promptly after any such setoff and application; provided that the failure to give such notice shall not affect the validity of such setoff and application. 10.09 Interest Rate Limitation. Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable Law (the “Maximum Rate”). If the Administrative Agent or any Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to the Borrower. In determining whether the interest contracted for, charged, or received by the Administrative Agent or a Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable Law, (a) characterize any payment that is not principal as an expense, fee, or premium 158 122373747_5 166482999_6 rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations hereunder. 10.10 Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and the other Loan Documents, and any separate letter agreements with respect to fees payable to any L/C Issuer, constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.01 and the Fifth Amendment, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging means (e.g. “pdf” or “tif”) shall be effective as delivery of an original executed counterpart of this Agreement. 10.11 Survival of Representations and Warranties. All representations and warranties made hereunder and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by the Administrative Agent and each Lender, regardless of any investigation made by the Administrative Agent or any Lender or on their behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default at the time of any Credit Extension, and shall continue in full force and effect as long as any Loan or any other Obligation hereunder shall remain unpaid or unsatisfied or any Letter of Credit shall remain outstanding. 10.12 Severability. If any provision of this Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Without limiting the foregoing provisions of this Section 10.12, if and to the extent that the enforceability of any provisions in this Agreement relating to Defaulting Lenders shall be limited by Debtor Relief Laws, as determined in good faith by the Administrative Agent, the L/C Issuer or the Swing Line Lender, as applicable, then such provisions shall be deemed to be in effect only to the extent not so limited. 10.13 Replacement of Lenders. If (i) any Lender requests compensation under Section 3.04, (ii) the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01, (iii) any Lender is a Defaulting Lender, (iv) any Lender does not approve any consent, waiver or amendment that (A) requires the approval of all Lenders or all affected Lenders in accordance with the terms of Section 10.01 and (B) has been approved by the Required Lenders, or (v) any other circumstance exists hereunder that gives the Borrower the right to replace a Lender as a party hereto, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 10.06), all of its interests, rights (other than its existing rights to payments pursuant to Sections 3.01 and 3.04) and obligations under this Agreement and the related Loan Documents to an Eligible Assignee that shall 159 122373747_5 166482999_6 assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that: (a) the Borrower shall have paid to the Administrative Agent the assignment fee specified in Section 10.06(b) and any premiums due pursuant to Section 2.05(c); (b) except as otherwise provided in Section 10.06(g) with respect to Disqualified Institutions, such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and L/C Advances, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents (including any amounts under Section 3.05) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts); (c) in the case of any such assignment resulting from a claim for compensation under Section 3.04 or payments required to be made pursuant to Section 3.01, such assignment will result in a reduction in such compensation or payments thereafter; (d) such assignment does not conflict with applicable Laws; and (e) in the case of an assignment pursuant to clause (a)(iv) above, the applicable assignee shall have consented to the applicable amendment, waiver or consent. A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply. 10.14 Governing Law; Jurisdiction; Etc. (a) GOVERNING LAW. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT (EXCEPT, AS TO ANY OTHER LOAN DOCUMENT, AS EXPRESSLY SET FORTH THEREIN) AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. (b) SUBMISSION TO JURISDICTION. THE BORROWER IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST THE ADMINISTRATIVE AGENT, ANY LENDER, THE L/C ISSUER, OR ANY RELATED PARTY OF THE FOREGOING IN ANY WAY RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS RELATING HERETO OR THERETO, IN ANY FORUM OTHER THAN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH 160 122373747_5 166482999_6

ACTION, LITIGATION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, ANY LENDER OR THE L/C ISSUER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST THE BORROWER OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION. (c) WAIVER OF VENUE. THE BORROWER IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT. (d) SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 10.02. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW. 10.15 Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. 10.16 California Judicial Reference. If any action or proceeding is filed in a court of the State of California by or against any party hereto in connection with any of the transactions contemplated by this Agreement or any other Loan Document, (a) the court shall, and is hereby directed to, make a general reference pursuant to California Code of Civil Procedure Section 638 to a referee (who shall be a single active or retired judge) to hear and determine all of the issues in such action or proceeding (whether of fact or of law) and to report a statement of decision; provided that at the option of any party to such proceeding, any such issues pertaining to a “provisional remedy” as defined in California Code of Civil Procedure Section 1281.8 shall be heard and determined by the court, and (b) without limiting the generality of Section 10.04, the Borrower shall be solely responsible to pay all fees and expenses of any referee appointed in such action or proceeding. 10.17 No Advisory or Fiduciary Responsibility. In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), the Borrower acknowledges and agrees, and acknowledges its Affiliates’ understanding, that: (i) (A) the arranging and other services regarding this 161 122373747_5 166482999_6

Agreement provided by the Administrative Agent, the Arrangers and the Lenders are arm’s-length commercial transactions between the Borrower and its Affiliates, on the one hand, and the Administrative Agent, the Arrangers and the Lenders, on the other hand, (B) the Borrower has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and (C) the Borrower is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; (ii) (A) each of the Administrative Agent, the Arrangers and the Lenders is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for the Borrower or any of its Affiliates, or any other Person and (B) neither the Administrative Agent, any Arranger nor any Lender has any obligation to the Borrower or any of its Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (iii) the Administrative Agent, the Arrangers, the Lenders and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Borrower and its Affiliates, and neither the Administrative Agent, any Arranger nor any Lender has any obligation to disclose any of such interests to the Borrower or its Affiliates. To the fullest extent permitted by law, the Borrower hereby waives and releases any claims that it may have against the Administrative Agent, the Arrangers and the Lenders with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby. 10.18 Electronic Execution. The words “execute,” “execution,” “signed,” “signature,” “delivery” and words of like import in or related to this Agreement, any other Loan Document or any document, amendment, approval, consent, waiver, modification, information, notice, certificate, report, statement, disclosure, or authorization to be signed or delivered in connection with this Agreement or any other Loan Document or the transactions contemplated hereby shall be deemed to include Electronic Signatures or execution in the form of an Electronic Record, and contract formations on electronic platforms approved by the Administrative Agent, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Each party hereto agrees that any Electronic Signature or execution in the form of an Electronic Record shall be valid and binding on itself and each of the other parties hereto to the same extent as a manual, original signature. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the parties of a manually signed paper which has been converted into electronic form (such as scanned into PDF format), or an electronically signed paper converted into another format, for transmission, delivery and/or retention. Notwithstanding anything contained herein to the contrary, the Administrative Agent is under no obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it; provided that without limiting the foregoing, (a) to the extent the Administrative Agent has agreed to accept such Electronic Signature from any party hereto, the Administrative Agent and the other parties hereto shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of the executing party without further verification and (b) upon the request of the Administrative Agent or any other party hereto, any Electronic Signature shall be promptly followed by an original manually executed counterpart thereof. Without limiting the generality of the foregoing, each party hereto hereby (i) agrees that, for all purposes, including without limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among the Administrative Agent, the Lenders and any of the Loan Parties, electronic images of this Agreement or any other Loan Document (in each case, including with respect to any signature pages thereto) shall have the same legal effect, validity and enforceability as any paper original, and (ii) waives any argument, defense or right to contest the validity or enforceability of 162 122373747_5 166482999_6 the Loan Documents based solely on the lack of paper original copies of any Loan Documents, including with respect to any signature pages thereto. 10.19 USA PATRIOT Act. Each Lender that is subject to the Act (as hereinafter defined) and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Borrower that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”) and any other Anti-Money Laundering Laws, it is required to obtain, verify and record information that identifies each Loan Party, which information includes the name and address of each Loan Party and other information that will allow such Lender or the Administrative Agent, as applicable, to identify each Loan Party in accordance with the Act and any other Anti-Money Laundering Laws. The Borrower shall, promptly following a request by the Administrative Agent or any Lender, provide all documentation and other information that the Administrative Agent or such Lender requests in order to comply with its ongoing obligations under applicable “know your customer” an anti-money laundering rules and regulations, including the Act and any other Anti-Money Laundering Laws. 10.20 Time of the Essence. Time is of the essence of the Loan Documents. 10.21 Entire Agreement. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES. 10.22 Amendment and Restatement; No Novation. This Agreement constitutes an amendment and restatement of that certain Second Amended and Restated Credit Agreement dated as of June 5, 2015 (as amended, restated, supplemented or otherwise modified through the Restatement Date, the “Second A&R Credit Agreement”), among the Borrower, the lenders party thereto and Wells Fargo, as administrative agent, effective from and after the Restatement Date. The execution and delivery of the Fifth Amendment to which this Agreement is attached shall not constitute a novation of any indebtedness or other obligations owing to the Lenders or the Administrative Agent under the Second A&R Credit Agreement based on facts or events occurring or existing prior to the execution and delivery of the Fifth Amendment to which this Agreement is attached. On the Restatement Date, the credit facilities described in the Second A&R Credit Agreement, shall be amended, supplemented, modified and restated in their entirety by the facilities described herein, and all loans and other obligations of the Borrower outstanding as of such date under the Second A&R Credit Agreement, shall be deemed to be loans and obligations outstanding under the corresponding facilities described herein, without any further action by any Person, except that the Administrative Agent shall make such transfers of funds as are necessary in order that the outstanding balance of such Loans, together with any Loans funded on the Restatement Date, reflect the respective Commitments of the Lenders hereunder. 10.23 Reinstatement. Notwithstanding anything in this Agreement to the contrary, this Agreement shall continue in full force and effect or be revived, as the case may be, if any payment by or on behalf of the Borrower is made, or any of the Secured Parties exercises its right of setoff, in respect of the Secured Obligations and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by any of the Secured Parties in their discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Laws or otherwise, all as if such payment had not been made or such setoff had not occurred and whether or not the Secured Parties are in possession of or have released this Agreement and regardless of any prior 163 122373747_5 166482999_6 revocation, rescission, termination or reduction. The obligations of the Borrower under this paragraph shall survive termination of this Agreement. 10.24 Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and (b) the effects of any Bail-in Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of any EEA Resolution Authority. 10.25 Certain ERISA Matters. (a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, each Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that at least one of the following is and will be true: (i) such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments or this Agreement; (ii) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement; 164 122373747_5 166482999_6

(iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement; or (iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender. (b) In addition, unless either (1) sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or (2) a Lender has provided another representation, warranty and covenant in accordance with sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, each Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that none of the Administrative Agent, any Arranger and their respective Affiliates is a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related hereto or thereto). 10.26 Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Swap Contracts or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and, each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the FDIC under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States): (a) In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. 165 122373747_5 166482999_6

Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support. (b) As used in this Section 10.26, the following terms have the following meanings: “BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party. “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D). [END OF DOCUMENT] 166 122373747_5 166482999_6